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                                    UAM FUNDS
                               ACADIAN PORTFOLIOS
                           INSTITUTIONAL CLASS SHARES

                       Acadian Emerging Markets Portfolio
                     Acadian International Equity Portfolio

                        SUPPLEMENT DATED JANUARY 22, 1996
                TO THE STATEMENT OF ADDITIONAL INFORMATION DATED
               FEBRUARY 28, 1995 AS SUPPLEMENTED OCTOBER 31, 1995

The following information supplements the "Investment Adviser" section:

PHILOSOPHY/STYLE:
Acadian's investment philosophy follows a rigorous, proven approach which Acadian calls Enhanced Value Investing. Acadian believes that over the long term, empirical evidence shows that value investing results in superior returns. Acadian enhances the efficacy of time-proven fundamental value measures by incorporating a number of growth-related factors, such as price momentum and trends in analysts' earnings estimates, to target undervalued companies that also have strong prospects for future outperformance. Acadian's approach is implemented via a highly disciplined and structured process, which utilizes proprietary sophisticated technology and a multi-factor model for investment decision-making. Acadian maintains twenty-five years of proprietary data on over 16,000 securities and 40 countries. From over a decade of detailed statistical analysis of this data, Acadian has isolated the investment factors it believes are most likely to lead to superior investment returns. In Acadian's unique process, these factors are weighted and combined on a market-by-market basis to identify the most attractive securities in each market.

REPRESENTATIVE INSTITUTIONAL CLIENTS:
-    USAir, Inc.
-    E.I. DuPont de Nemours Co., Inc.
-    Fluor Corporation
-    RJR Nabisco
-    SEI Investment Management

It is not known whether the listed clients approve or disapprove of the Adviser or the advisory services provided. The Adviser used objective criteria in compiling the client list, such as account size, geographic location and client classification. The Adviser did not use any performance based criteria.
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                                    PART B
                              THE REGIS FUND, INC.
                               ACADIAN PORTFOLIOS
                           INSTITUTIONAL CLASS SHARES
                       STATEMENT OF ADDITIONAL INFORMATION
                                FEBRUARY 28, 1995



     This Statement is not a Prospectus but should be read in conjunction with The Regis Fund, Inc.'s Prospectus relating to the Acadian Portfolios' Institutional Class Shares dated February 28, 1995. To obtain the Prospectus, please call The Regis Service Center:

                                 1-800-638-7983



                                TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----
Investment Objectives and Policies    . . . . . . . . . . . . . . . . .        1
Purchase of Shares    . . . . . . . . . . . . . . . . . . . . . . . . .        8
Redemption of Shares  . . . . . . . . . . . . . . . . . . . . . . . . .        8
Shareholder Services  . . . . . . . . . . . . . . . . . . . . . . . . .        9
Investment Limitations  . . . . . . . . . . . . . . . . . . . . . . . .       10
Management of the Fund  . . . . . . . . . . . . . . . . . . . . . . . .       11
Investment Adviser  . . . . . . . . . . . . . . . . . . . . . . . . . .       12
Portfolio Transactions  . . . . . . . . . . . . . . . . . . . . . . . .       12
Administrative Services . . . . . . . . . . . . . . . . . . . . . . . .       12
Performance Calculations  . . . . . . . . . . . . . . . . . . . . . . .       13
General Information . . . . . . . . . . . . . . . . . . . . . . . . . .       15
Financial Statements  . . . . . . . . . . . . . . . . . . . . . . . . .       16
Appendix - Description of Securities and Ratings  . . . . . . . . . . .      A-1

                       INVESTMENT OBJECTIVES AND POLICIES

     The following policies supplement the investment objectives and policies of the Acadian Portfolios as set forth in the Acadian Portfolios' Prospectus:

SECURITIES LENDING

     Each Portfolio may lend its investment securities to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a Portfolio attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. Each Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, as amended, (the "1940 Act") or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "Commission") thereunder, which currently require that
(a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever

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the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments). All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Directors.

     At the present time, the Staff of the Commission does not object if an investment company pays reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by the investment company's Directors. The Portfolios will continue to retain any voting rights with respect to the loaned securities. If a material event occurs affecting an investment on a loan, the loan must be called and the securities voted.

HEDGING STRATEGIES

     Each Portfolio may engage in various portfolio strategies to hedge against adverse movements in the equity, debt and currency markets. Each Portfolio has authority to write (i.e., sell) covered put and call options on its portfolio securities, purchase put and call options on securities and engage in transactions in stock index options and stock index futures, and related options on such futures. Each of these portfolio strategies is described below. Although certain risks are involved in options and futures transactions, the Adviser believes that, because the Portfolios will engage in options and futures transactions only for hedging purposes, the options and futures portfolio strategies of a Portfolio will not subject it to the risks frequently associated with the speculative use of options and futures transactions. While each Portfolio's use of hedging strategies is intended to reduce the volatility of the net asset value of Portfolio shares, the Portfolios' net asset value will fluctuate. There can be no assurance that a Portfolio's hedging transactions will be effective. Also, the Portfolios may not necessarily be engaging in hedging activities when movements in any particular equity, debt or currency market occur.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

     The U.S. dollar value of the assets of the Portfolios may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Portfolios may incur costs in connection with conversions between various currencies. The Portfolios will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for such trades.

     The Portfolios may enter into forward foreign currency exchange contracts in several circumstances. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

     Additionally, when either of the Portfolios anticipates that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of such Portfolio's securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. From time to time, each Portfolio may enter into forward contracts to

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protect the value of portfolio securities and enhance Portfolio performance.
The Portfolios will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate such Portfolio to deliver an amount of foreign currency in excess of the value of such Portfolio securities or other assets denominated in that currency.

     Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the performance of each Portfolio will thereby be served. Except when a Portfolio enters into a forward contract for the purchase or sale of a security denominated in a foreign currency, which requires no segregation, a forward contract which obligates the Portfolio to buy or sell currency will generally require the Fund's Custodian to hold an amount of that currency or liquid securities denominated in that currency equal to the Portfolio's obligations, or to segregate liquid high grade assets equal to the amount of the Portfolio's obligation. If the value of the segregated assets declines, additional liquid high grade assets will be segregated on a daily basis so that the value of the segregated assets will be equal to the amount of such Portfolio's commitments with respect to such contracts.

     The Portfolios generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, a Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

     It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that such Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

     If a Portfolio retains the portfolio security and engages in an offsetting transaction, such Portfolio will incur a gain or loss (as described below) to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between a Portfolio entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, such Portfolio will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, such Portfolio would suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

     Each of the Portfolios' dealings in forward foreign currency exchange contracts will be limited to the transactions described above. Of course, the Portfolios are not required to enter into such transactions with regard to their foreign currency- denominated securities. It also should be realized that this method of protecting the value of portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

FUTURES CONTRACTS

     Each Portfolio may enter into futures contracts for the purposes of hedging, remaining fully invested and reducing transactions costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government Agency.

     Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

     Futures traders are required to make a good faith margin deposit in cash or acceptable securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Portfolio expects to earn interest income on its margin deposits.

     Traders in futures contracts may be broadly classified as either "hedgers" or "speculators". Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade and use futures contracts with the expectation of realizing profits from a fluctuation in interest rates. The Portfolio intends to use futures contracts only for hedging purposes.

     Regulations of the CFTC applicable to the Fund require that all of its futures transactions constitute bona fide hedging transactions or that the Fund's commodity futures and option positions be for other purposes, to the extent that the aggregate initial margins and premiums required to establish such non- hedging positions do not exceed five percent of the liquidation value of each Portfolio. Each Portfolio will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, each Portfolio expects that approximately 75% of its futures contracts purchases will be "completed", that is, equivalent amounts of related securities will have been purchased or are being purchased by the Portfolio upon sale of open futures contracts.

     Although techniques other than the sale and purchase of futures contracts could be used to control a Portfolio's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While a Portfolio will incur commission expenses in both opening and closing out future positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS

     The Portfolios will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of its total assets. In addition, the Portfolios will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 20% of its total assets.

RISK FACTORS IN FUTURES TRANSACTIONS

     The Portfolios will minimize the risk that they will be unable to close out a futures position by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, each Portfolio would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Portfolio has insufficient cash, it may have to sell securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Portfolio may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close futures positions also could have an adverse impact on a Portfolio's ability to effectively hedge.

     The risk of loss in trading futures contracts in some strategies can be substantial due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in excess of the amount invested in the contract. However, because the futures strategies of the Portfolios are engaged in only for hedging purposes, the Adviser does not believe that a Portfolio is subject to the risks of loss frequently associated with futures transactions. A Portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

     Utilization of futures transactions by a Portfolio does involve the risk of imperfect or no correlation where the securities underlying the futures contracts have different maturities than the Portfolio securities being hedged. It is also possible that a Portfolio could lose money on futures contracts and also experience a decline in value of portfolio securities. There is also the risk of loss of margin deposits in the event of bankruptcy of a broker with whom a Portfolio has an open position in a futures contract or related option.

     Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days, with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

OPTIONS

     The Portfolios may purchase and sell put and call options on futures contracts for hedging purposes. Investments in options involve some of the same considerations that are involved in connection with investments in futures contracts (e.g., the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying security or contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract on which it is based or the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract or securities.

WRITING COVERED OPTIONS

     The principal reason for writing call options is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, each Portfolio gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, each Portfolio's ability to sell the underlying security will be limited while the option is in effect unless the Portfolio effects a closing purchase transaction. A closing purchase transaction cancels out the Portfolio's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options serve as a partial hedge against the price of the underlying security declining.

     Each Portfolio writes only covered put options, which means that so long as a Portfolio is obligated as the writer of the option it will, through its custodian, have deposited and maintained cash, cash equivalents, U.S. Government securities or other high grade liquid debt or equity securities denominated in U.S. dollars or non-U.S. currencies with a securities depository with a value equal to or greater than the exercise price of the underlying securities. By writing a put, a Portfolio will be obligated to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise for as long as the option is outstanding. Each Portfolio may engage in closing transactions in order to terminate put options that it has written.

PURCHASING OPTIONS

     The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out a Portfolio's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. In certain circumstances, a Portfolio may purchase call options on securities held in its investment portfolio on which it has written call options or on securities which it intends to purchase.

OPTIONS ON FOREIGN CURRENCIES

     The Portfolios may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminution in the value of portfolio securities, a Portfolio may purchase put options on the foreign currency. If the value of the currency does decline, the Portfolio will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

     Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Portfolio may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Portfolio deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Portfolio could sustain losses on transaction in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

     Each Portfolio may write options on foreign currencies for the same types of hedging purposes. For example, where a Portfolio anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the anticipated decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

     Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Portfolio would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium.
Through the writing of options on foreign currencies, a Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

     Each Portfolio intends to write covered call options on foreign currencies. A call option written on a foreign currency by a Portfolio is "covered" if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the Custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if a Portfolio has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash, U.S. Government securities or other high grade liquid debt securities in a segregated account with the Custodian.

     Each Portfolio also intends to write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which a Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate.
In such circumstances, a Portfolio collateralized the option by maintaining in a segregated account with the Custodian, cash or U.S. Government securities or other high grade liquid debt securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

RISKS OF OPTIONS ON FUTURES CONTRACTS, FORWARD CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES

     Options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the Commission. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to the regulation of the Commission. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchase of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

     Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the Commission, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Furthermore, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

     The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effect of other political and economic events. In addition, exchange-traded options of foreign currencies involve certain risks not presented by the over-the- counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions, on exercise.

     In addition, futures contracts, options on futures contracts, forward contracts and options of foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decision, (iii) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

FEDERAL TAX TREATMENT OF FORWARD CURRENCY AND FUTURES CONTRACTS

     Except for transactions the Portfolios have identified as hedging transactions, each Portfolio is required for Federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on forward currency and regulated futures contracts as of the end of each taxable year as well as those actually realized during the year. In most cases, any such gain or loss recognized with respect to a regulated futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss without regard to the holding period of the contract. Realized gain or loss attributable to a foreign currency forward contract is treated as 100% ordinary income. Furthermore, foreign currency futures contracts which are intended to hedge against a change in the value of securities held by a Portfolio may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

     In order for each Portfolio to continue to qualify for Federal income tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), at least 90% of each Portfolio's gross income for a taxable year must be derived from certain qualifying income, i.e., dividends, interest, income derived from loans of securities and gains from the sale or other disposition of stock, securities or foreign currencies, or other related income, including gains from options, futures and forward contracts, derived with respect to its business investing in stock, securities or currencies. Any net gain realized from the closing out of futures contracts will, therefore, generally be qualifying income for purposes of the 90% requirement. Qualification as a regulated investment company also requires that less than 30% of a Portfolio's gross income be derived from the sale or other disposition of stock, securities, options, futures or forward contracts (including certain foreign currencies not directly related to the Fund's business of investing in stock or securities) held less than three months. In order to avoid realizing excessive gains on securities held for less than three months, a Portfolio may be required to defer the closing out of futures contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on futures contracts which have been open for less than three months as of the end of a Portfolio's taxable year, and which are recognized for tax purposes, will not be considered gains on securities held for less than three months for the purposes of the 30% test.

     Each Portfolio will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes (including unrealized gains at the end of the Portfolio's taxable year) on futures transactions. Such distribution will be combined with distributions of capital gains realized on a Portfolio's other investments, and shareholders will be advised on the nature of the payment.

INTEREST RATE SWAP TRANSACTIONS

     Each Portfolio may enter into Swap Contracts. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term "specified index" includes fixed interest rates, total return on interest rate indices and fixed income indices, (as well as amounts derived from arithmetic operations on these indices). For example, a Portfolio may agree to swap the return generated by a fixed-income index for the return generated by a second fixed-income index.

     The Portfolios will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments. A Portfolio's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. Government securities, or high grade debt obligations, to avoid any potential leveraging of the Portfolio. Since swaps will be entered into for good faith hedging purposes, the Adviser and the Fund believe such obligations do not constitute "senior securities" under the Investment Company Act of 1940 and, accordingly, will not treat them as being subject to its borrowing restrictions.


     Interest rate swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that a Portfolio is contractually obligated to make. If the other party to an interest rate swap defaults, a Portfolio's risk of loss consists of the net amount of interest payments that a Portfolio is contractually entitled to receive. If there is a default by the counterparty, the Portfolios may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid.

                               PURCHASE OF SHARES

     Shares of each Portfolio may be purchased without a sales commission at the net asset value per share next determined after an order is received in proper form by the Fund, and payment is received by the Fund's Custodian. The minimum initial investment required for each Portfolio is $1,000,000 with certain exceptions as may be determined from time to time by the officers of the Fund. An order received in proper form prior to the 4:00 p.m. close of the New York Stock Exchange (the "Exchange") will be executed at the price computed on the date of receipt; and an order received not in proper form or after the 4:00 p.m. close of the Exchange will be executed at the price computed on the next day the Exchange is open after proper receipt. The Exchange will be closed on the following days: Good Friday, April 14, 1995; Memorial Day, May 29, 1995; Independence Day, July 4, 1995; Labor Day, September 4, 1995; Thanksgiving Day, November 23, 1995; Christmas Day, December 25, 1995; New Year's Day, January 1, 1996; and Presidents' Day, February 19, 1996.

     Each Portfolio reserves the right in its sole discretion (1) to suspend the offering of its shares, (2) to reject purchase orders when in the judgement of management such rejection is in the best interests of the Fund, and (3) to reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of a Portfolio's shares.

                              REDEMPTION OF SHARES

     Each Portfolio may suspend redemption privileges or postpone the date of payment (1) during any period that both the Exchange and custodian bank are closed or trading on the Exchange is restricted as determined by the Commission,
(2) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it or to fairly determine the value of its assets, and (3) for such other periods as the Commission may permit. The Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid, in whole or in part, in investment securities or in cash as the Directors may deem advisable; however, payment will be made wholly in cash unless the Directors believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "Valuation of Shares", and a redeeming shareholder would normally incur brokerage expenses if these securities were converted to cash.

     No charge is made by the Portfolios for redemptions. Any redemption may be more or less than the shareholder's initial cost depending on the market value of the securities held by the Portfolios.

SIGNATURE GUARANTEES

     To protect your account, the Fund and Mutual Funds Service Company (the "Administrator") from fraud, signature guarantees are required for certain redemptions. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareowner(s) or the registered address or (2) share transfer requests. The purpose of signature guarantees is to verify the identity of the party who has authorized a redemption.

     Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A complete definition of eligible guarantor institution is available from the Administrator. Broker- dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program.

     The signature guarantee must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

                              SHAREHOLDER SERVICES

     The following supplements the information set forth under "Shareholder Services" in the Prospectus:

EXCHANGE PRIVILEGE

     Institutional Class Shares of each Acadian Portfolio may be exchanged for Institutional Class Shares of the other Acadian Portfolio. In addition, Institutional Class Shares of each Acadian Portfolio may be exchanged for any other Institutional Class Shares of a Portfolio included in The Regis Family of Funds which is comprised of the Fund and The Regis Fund II. (See the list of Portfolios of The Regis Family of Funds _ Institutional Class Shares at the end of the Prospectus.) Exchange requests should be made by calling the Fund (1-800-638-7983) or by writing to The Regis Fund, Inc., The Regis Service Center, c/o Mutual Funds Service Company, P.O. Box 2798, Boston, MA 02208-2798. The exchange privilege is only available with respect to Portfolios that are registered for sale in the shareholder's state of residence.

     Any such exchange will be based on the respective net asset values of the shares involved. There is no sales commission or charge of any kind. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. You may obtain a Prospectus for the Portfolio(s) you are interested in by calling The Regis Service Center at 1-800-638-7983.

     Exchange requests may be made either by mail or telephone. Telephone exchanges will be accepted only if the certificates for the shares to be exchanged are held by the Fund for the account of the shareholder, and the registration of the two accounts will be identical. Requests for exchanges received prior to 4:00 p.m. Eastern time will be processed as of the close of business on the same day. Requests received after 4:00 p.m. will be processed on the next business day. Neither the Fund nor the Administrator will be responsible for the authenticity of the exchange instructions received by telephone. Exchanges may also be subject to limitations as to amounts or frequency and to other restrictions established by the Fund's Board of Directors to assure that such exchanges do not disadvantage the Fund and its shareholders.

     For Federal income tax purposes an exchange between Funds is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Fund's, an exchange between series of a Fund was also deemed to be a taxable event. It is likely, therefore, that a capital gain or loss would be realized on an exchange between Portfolios. You may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.

                             INVESTMENT LIMITATIONS

     The following limitations supplement those set forth in the Prospectus. Whenever an investment limitation sets forth a percentage limitation on investment or utilization of assets, such limitation shall be determined immediately after and as a result of the Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered when determining whether the investment complies with the Portfolio's investment limitations.

     A Portfolio's fundamental investment limitations cannot be changed without approval by a "majority of the outstanding shares" (as defined in the 1940 Act) of the Portfolio. Except for the numbered investment limitations noted as fundamental below, however, the limitations described below are not fundamental, and may be changed without the consent of shareholders.

     AS A MATTER OF FUNDAMENTAL POLICY, EACH PORTFOLIO WILL NOT:

     (1) invest in physical commodities or contracts on physical commodities;

     (2) purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate;

     (3) make loans except (i) by purchasing debt securities in accordance with its investment objectives and policies, or entering into repurchase agreements, subject to the limitation described in
               (f) below and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the Commission thereunder.

     (4) with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer (this restriction is not applicable to the Acadian Emerging Markets Portfolio);

     (5) with respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in securities of any single issuer (other than obligations issued or guaranteed as to principal and interest by the government of the U.S. or any agency or instrumentality thereof) (this restriction is not applicable to the Acadian Emerging Markets Portfolio);

     (6) borrow money, except (i) from banks and as a temporary measure for extraordinary or emergency purposes or (ii) except in connection with reverse repurchase agreements provided that (i) and (ii) in combination do not exceed 33 1/3% of the Portfolio's total assets (including the amount borrowed) less liabilities (exclusive of borrowings);

     (7) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of a Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or instruments issued by U.S. banks when a Portfolio adopts a temporary defensive position; and

     (8)       underwrite the securities of other issuers.

     AS A MATTER OF NON-FUNDAMENTAL POLICY, EACH PORTFOLIO WILL NOT:

     (a)       invest in stock or bond futures and/or options on futures unless
               (i) not more than 5% of the Portfolio's assets are required as deposit to secure obligations under such futures and/or options on futures contracts provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing such 5% and (ii) not more than 20% of the Portfolio's assets are invested in stock or bond futures and options;

     (b) purchase on margin or sell short except as specified in (a) above;

     (c) purchase additional securities when borrowings exceed 5% of total gross assets;

     (d) purchase or retain securities of an issuer if those Officers and Directors of the Fund or its investment adviser owning more than 1/2 of 1% of such securities together own more than 5% of such securities;

     (e) pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value;

     (f) invest more than an aggregate of 15% of the assets of the Portfolio, determined at the time of investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets, including repurchase agreements having maturities of more than seven days;

     (g) invest for the purpose of exercising control over management of any company;

     (h) invest more than 5% of its assets at the time of purchase in the securities of companies that have (with predecessors) a continuous operating history of less than 3 years;

     (i) write or acquire options or interests in oil, gas or other mineral exploration or development programs;

     (j) (with respect to the Acadian Emerging Markets Portfolio) purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, with respect to 50% of its total assets, more than 5% of the value of its total assets would be invested in the securities of any single issuer, or it would hold more than 10% of the outstanding voting securities of such issuer, or with respect to the remaining 50% of its total assets, more than 25% of the value of its total assets would be invested in the securities of any single issuer; and

     (k) (with respect to the Acadian Emerging Markets Portfolio) invest in warrants, valued at the lower of cost or market, exceeding 5.0% of the value of the Portfolio's net assets; included within that amount, but not exceeding 2.0% of the value of the Portfolio's net assets, may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by the Portfolio in units or attached to securities may be deemed to be without value.

                             MANAGEMENT OF THE FUND

OFFICERS AND DIRECTORS

     The Fund's officers, under the supervision of the Board of Directors, manage the day-to-day operations of the Fund. The Directors set broad policies for the Fund and elect its officers. A list of the Directors and officers of the Fund and a brief statement of their present positions and principal occupations during the past 5 years is set forth in the Fund's Prospectus. As of January 31, 1995, the Directors and officers of the Fund owned less than 1% of the Fund's outstanding shares.

REMUNERATION OF DIRECTORS AND OFFICERS

     The Fund pays each Director, who is not also an officer or affiliated person, a $150 quarterly retainer fee per active Portfolio which currently amounts to $4,350 per quarter. In addition, each unaffiliated Director receives a $2,000 meeting fee which is aggregated for all of the Directors and allocated proportionately among the Portfolios of the Fund and The Regis Fund II as well as the AEW Commercial Mortgage Securities Fund, Inc. and reimbursement for travel and other expenses incurred while attending Board meetings. Directors who are also officers or affiliated persons receive no remuneration for their service as Directors. The Fund's officers and employees are paid by either the Adviser, United Asset Management Corporation ("UAM"), or the Administrator and receive no compensation from the Fund.

PRINCIPAL HOLDERS OF SECURITIES

     As of January 31, 1995, the following persons or organizations held of record 5% or more of the shares of a Portfolio, as noted.

 ACADIAN EMERGING MARKETS PORTFOLIO: Wachovia Bank of N.C., Trustee for US Air Inc., Winston-Salem, NC, 37.6%;* Charles D. Ellis and Rodger F. Smith, Trustees, Greenwich Associates LP, Profit Sharing Plan, Greenwich, CT, 30.2%*; Gary L. Bergstrom, Belmont, MA, 16.2%; and Robert F. Johnston, Cohasset, MA, 8.2%.

 ACADIAN INTERNATIONAL EQUITY PORTFOLIO: Barbara R. Jordan, New York, NY, 93.3% and Charles Schwab & Co., Inc., San Francisco, CA, 6.1%.*

     The persons or organizations listed above as owning 25% or more of the outstanding shares of a Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) such Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of such Portfolio.

-----------

* Denotes shares held by a trustee or other fiduciary for which beneficial ownership is disclaimed or presumed disclaimed.

                               INVESTMENT ADVISER

CONTROL OF ADVISER

     Acadian Asset Management, Inc. (the "Adviser") is a wholly-owned subsidiary of UAM, a holding company incorporated in Delaware in December 1980 for the purpose of acquiring and owning firms engaged primarily in institutional investment management. Since its first acquisition in August 1983, UAM has acquired or organized approximately 42 such wholly-owned affiliated firms (the "UAM Affiliated Firms"). UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients.

     Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to operate under their own firm name, with their own leadership and individual investment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them.

ADVISORY FEES

     As compensation for services rendered by the Adviser under the Investment Advisory Agreement, the Portfolio pays the Adviser an annual fee, in monthly installments, calculated by applying the following annual percentage rates to the Portfolio's average net assets for the month:


          Acadian Emerging Markets Portfolio . . . . . . . . . . . . . . . 1.00%
          Acadian International Equity Portfolio . . . . . . . . . . . . . 0.75%
          for the first $50 million in net assets, 0.65% for the next
          $50 million, 0.50% for the next $100 million and 0.40% over $200 million.


     For the period from each Portfolios' commencement of operations to October 31, 1993, neither Portfolio paid an advisory fee. During this period, the Adviser voluntarily waived advisory fees of approximately $13,000 for the Acadian Emerging Markets Portfolio and $8,000 for the Acadian International Equity Portfolio. For the fiscal year ended October 31, 1994, neither Portfolio paid an advisory fee. During this period, the Adviser voluntarily waived advisory fees of $47,000 for the Acadian Emerging Markets Portfolio and $17,000 for the Acadian International Equity Portfolio.

                             PORTFOLIO TRANSACTIONS

     The Investment Advisory Agreements authorize the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Portfolios and directs the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Portfolios. In doing so, the Portfolios may pay higher commission rates than the lowest rate available when the Adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction. It is not the Fund's practice to allocate brokerage or principal business on the basis of sales of shares which may be made through broker-dealer firms. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend the Fund's Portfolios or who act as agents in the purchase of shares of the Portfolios for their clients. During the fiscal years ended October 31, 1992, 1993 and 1994, the entire Fund paid brokerage commissions of approximately $1,248,000, $1,592,000 and $2,402,000, respectively.

     Some securities considered for investment by the Portfolios may also be appropriate for other clients served by the Adviser. If purchases or sales of securities consistent with the investment policies of a Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Directors.

                             ADMINISTRATIVE SERVICES

     Mutual Funds Service Company, an affiliate of United States Trust Company of New York (the "Administrator") provides administrative, fund accounting, dividend disbursing and transfer agency services to the Fund under an Administrative Agreement. During the fiscal year ended October 31, 1993, administrative services fees paid to the Administrator by the Acadian Emerging Markets Portfolio and the Acadian International Equity Portfolio totaled approximately $6,000 and $12,000, respectively. The basis of the fees paid to the Administrator was as follows: the Fund paid a monthly fee for its services which on an annualized basis equaled 0.16 of 1% of the first $200 million of the aggregate net assets of the Fund; plus 0.12 of 1% of the next $800 million of the aggregate net assets of the Fund; plus 0.06 of 1% of the aggregate net assets in excess of $1 billion. The fees were allocated among the Portfolios on the basis of their relative assets and were subject to a graduated minimum fee schedule per Portfolio, which rose from $1,000 per month upon inception of a Portfolio to $50,000 annually after two years. During the fiscal year ended October 31, 1994, administrative services fees paid to the Administrator by the Acadian Emerging Markets and the Acadian International Equity Portfolios totaled $41,000 and $53,000, respectively. The services provided by the Administrator and the current fees payable to the Administrator are described in the Portfolio's Prospectus.

                            PERFORMANCE CALCULATIONS

PERFORMANCE

     Each Portfolio may from time to time quote various performance figures to illustrate past performance.

     Performance quotations by investment companies are subject to rules adopted by the Commission, which require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the Commission. An explanation of those and other methods used to compute or express performance follows.

TOTAL RETURN

     The average annual total return of the Portfolio is determined by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5 and 10 year period and the deduction of all applicable Fund expenses on an annual basis. The average annual total return for the Acadian Emerging Markets and the Acadian International Equity Portfolios from inception and for the 1 year period ended on the date of the Financial Statements included herein are 28.17% and 23.97% and 16.28% and 8.02%, respectively.

     These figures were calculated according to the following formula:
                 n
        P (1 + T)  = ERV

  where:


           P   = a hypothetical initial payment of $1,000
           T   = average annual total return
           n   = number of years
         ERV   = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods at the end of the 1, 5, or 10 year periods (or fractional portion thereof).

COMPARISONS

     To help investors better evaluate how an investment in a Portfolio of the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. The following publications, indices and averages may be used:

(a) Dow Jones Composite Average or its component averages - an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

(b) Standard & Poor's 500 Stock Index or its component indices - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

(c) The New York Stock Exchange composite or component indices - unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

(d) Wilshire 5000 Equity index or its component indices - represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

(e) Lipper - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measure total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestments of all distributions, exclusive of any applicable sales charges.

(f) Morgan Stanley Capital International EAFE Index and World Index - respectively, arithmetic, market value- weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East, and over 1,400 securities listed on the stock exchanges of these continents, including North America.


(g) NASDAQ Industrial Index - is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

(h) Value Line - composed of over 1,600 stocks in the Value Line Investment Survey.

(i) Russell 2000 - composed of the 2,000 smallest stocks in the Russell 3000, a market value weighted index of the 3,000 largest U.S. publicly-traded companies.

(j) The Salomon-Russell Broad Market Index (BMI) - measures the performance of approximately 4,500 institutionally investable equity securities in 23 worldwide local markets whose combined total available market capitalization exceeds $106 million. The BMI is split into two major components. The Primary Market Index defines the large stock universe, representing the top 80% of the available capital of the BMI in each country. The Extended Market Index represents the remaining 20% of the available capital that defines the small stock universe.

(k) International Finance Corporation Indices (IFC) - measure the performance of 800 stocks in over 20 emerging equity markets.

(l) Morgan Stanley Capital International Emerging Market Indices - represent the local industry composition in emerging market countries. The indices aim to cover 60% of the available total market capitalization of each local market and currently include returns on 13 emerging equity markets.

(m) The Morgan Stanley Capital International Europe 13 Index is an unmanaged index composed of the securities listed on the stock exchanges of the following countries: Australia, Belgium, Denmark, Finland, France, Germany, Italy, the Netherlands, Norway, Spain, Sweden, Switzerland and the United Kingdom.

(n) CDA Mutual Fund Report published by CDA Investment Technologies, Inc. - analyzes price, current yield, risk, total return and average rate of return (average compounded growth rate) over specified time periods for the mutual fund industry.

(o) Mutual Fund Source Book published by Morningstar, Inc. - analyzes price, yield, risk and total return for equity funds.

(p) Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Wall Street Journal and Weisenberger Investment Companies Service - publications that rate fund performance over specified time periods.

(q) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change over time in the price of goods and services in major expenditure groups.

(r) Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates - historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. Treasury bills and inflation.

(s) Savings and Loan Historical Interest Rates - as published by the U.S. Savings & Loan League Fact Book.

(t) Historical data supplied by the research departments of First Boston Corporation; the J.P. Morgan companies; Salomon Brothers; Merrill Lynch, Pierce, Fenner & Smith; Lehman Brothers, Inc.; and Bloomberg L.P.

     In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of investments in the Fund's Portfolios, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its performance. In addition, there can be no assurance that the Fund will continue this performance as compared to such other averages.

                               GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

     The Fund was organized under the name "ICM Fund, Inc." as a Maryland corporation on October 11, 1988. On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." The Fund's Articles of Incorporation, as amended, authorize the Directors to issue 3,000,000,000 shares of common stock, $.001 par value. The Board of Directors has the power to designate one or more series ("Portfolios") or classes of common stock and to classify or reclassify any unissued shares with respect to such Portfolios, without further action by shareholders. Currently, the Fund is offering shares of 29 Portfolios.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

     The Fund's policy is to distribute substantially all of the Portfolio's net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains) taxes on it and the imposition of the Federal excise tax on undistributed income and capital gains. (See discussion under "Dividends, Capital Gains Distributions and Taxes" in the Prospectus.) The amounts of any income dividends or capital gains distributions cannot be predicted.

     Any dividend or distribution paid shortly after the purchase of shares of a Portfolio by an investor may have the effect of reducing the per share net asset value of such Portfolio by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes as set forth in the Prospectus.

     As set forth in the Prospectus, unless the shareholder elects otherwise in writing, all dividend and capital gains distributions are automatically received in additional shares of the Portfolios of the Fund at net asset value (as of the business day following the record date). This will remain in effect until the Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected. An account statement is sent to shareholders whenever an income dividend or capital gains distribution is paid.

     Each Portfolio of the Fund will be treated as a separate entity (and hence as a separate "regulated investment company") for Federal tax purposes. Any net capital gains recognized by a Portfolio will be distributed to its investors without need to offset (for Federal income tax purposes) such gains against any net capital losses of another Portfolio.

FEDERAL TAXES

     In order for each Portfolio to continue to qualify for Federal income tax treatment as a regulated investment company under the Code, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies or other income derived with respect to its business of investing in such securities or currencies. In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of the Portfolio's annual gross income.

     Each Portfolio will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes. Shareholders will be advised on the nature of the payments.

CODE OF ETHICS

     The Fund has adopted a Code of Ethics which restricts to a certain extent personal transactions by access persons of the Fund and imposes certain disclosure and reporting obligations.

                              FINANCIAL STATEMENTS

     The Financial Statements for the Acadian Portfolios for the fiscal period ended October 31, 1994 and the Financial Highlights for the respective periods presented, which appear in the Portfolios' 1994 Annual Reports to Shareholders, and the reports thereon of Price Waterhouse LLP, independent accountants, also appearing therein, are incorporated by reference into this Statement of Additional Information. An Annual Report may be obtained, without charge, by writing the Fund or by calling the telephone number shown on the cover of the Prospectus.

                APPENDIX - DESCRIPTION OF SECURITIES AND RATINGS

I. DESCRIPTION OF RATINGS FOR BOND AND PREFERRED SECURITIES

     Excerpts from Moody's Investors Service ("Moody's") description of its highest bond ratings: Aaa - judged to be the best quality; carry the smallest degree of investment risk: Aa - judged to be of high quality by all standards; A - possess many favorable investment attributes and are to be considered as higher medium grade obligations; Baa - considered as lower medium grade obligations, i.e., they are neither highly protected nor poorly secured.

     Excerpts from Standard & Poor's Corporation ("S&P") description of its highest bond ratings: AAA - highest grade obligations; possess the ultimate degree of protection as to principal and interest; AA - also qualify as high grade obligations, and in the majority of instances differs from AAA issues only in small degree; A - regarded as upper medium grade; have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe;
BBB - regarded as borderline between definitely sound obligations and those where the speculative element begins to predominate; this group is the lowest which qualifies for commercial bank investment.

II. DESCRIPTION OF U.S. GOVERNMENT SECURITIES

     The term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the United States Government and by various instrumentalities which have been established or sponsored by the United States Government.

     U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by Federal agencies and U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States.

     In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assess a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as the Government National Mortgage Association, are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the Treasury, if needed, to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and Federal National Mortgage Association, is not guaranteed by the United States, but those institutions are protected by the discretionary authority of the U.S. Treasury to purchase certain amounts of their securities to assist the institution in meeting its debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the Federal Home Loan Mortgage Corporation, are federally chartered institutions under government supervision, but their debt securities are backed only by the credit worthiness of those institutions, not the U.S. Government.

     Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home
Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and The Tennessee Valley Authority.

III. DESCRIPTION OF COMMERCIAL PAPER

     Each Portfolio may invest in commercial paper (including variable amount master demand notes) rated A-1 or better by S&P or Prime-1 by Moody's or by S&P. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangement between the issuer and a commercial bank acting as agent for the payees of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. As variable amount master demand notes are direct lending arrangements between a lender and a borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with the Portfolios' investment in variable amount master demand notes, the Adviser's investment management staff will monitor, on an ongoing basis, the earning power, cash flow and other liquidity ratios of the issuer and the borrower's ability to pay principal and interest on demand.

     Commercial paper rated A-1 by S&P has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established, and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is A-1, A-2 or A-3. The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to completion and customer acceptance; (4) liquidity; (5) amount and quality of long term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of issuer of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

IV. DESCRIPTION OF BANK OBLIGATIONS

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations of commercial banks. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. As a result of these adjustments, the interest rate on these obligations may increase or decrease periodically. Frequently, dealers selling variable rate certificates of deposit to the Portfolio will agree to repurchase such instruments, at the Portfolio's option, at par on or near the coupon dates. The dealers' obligations to repurchase these instruments are subject to conditions imposed by various dealers. Such conditions typically are the continued credit standing of the issuer and the existence of reasonably orderly market conditions. The Portfolios are also able to sell variable rate certificates of deposit in the secondary market. Variable rate certificates of deposit normally carry a higher interest rate than comparable fixed rate certificates of deposit. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction to finance the import, export, transfer or storage of goods. The borrower is liable for payment as well as the bank which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in the secondary markets prior to maturity.

V. DESCRIPTION OF FOREIGN INVESTMENTS

     Investors should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies. Since the securities of foreign companies are frequently denominated in foreign currencies, the Fund's Portfolios may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

     As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and they may have policies that are not comparable to those of domestic companies, there may be less information available about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.

     Although the Fund will endeavor to achieve the most favorable execution costs in its Portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

     Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recoverable portion of foreign withholding taxes will reduce the income received from the companies comprising the Fund's Portfolios. However, these foreign withholding taxes are not expected to have a significant impact.

                                    UAM FUNDS
                                 C&B PORTFOLIOS
                           INSTITUTIONAL CLASS SHARES

                        SUPPLEMENT DATED JANUARY 22, 1996
                TO THE STATEMENT OF ADDITIONAL INFORMATION DATED
       FEBRUARY 28, 1995 AS SUPPLEMENTED JULY 3, 1995 AND OCTOBER 31, 1995

The following information supplements the "Investment Adviser" section:

                            C & B BALANCED PORTFOLIO

PHILOSOPHY/STYLE:
Cooke & Bieler bases their philosophy and process on selecting high quality, risk averse stocks. An emphasis on value is designed to protect assets in down markets. The stock selection process is geared towards finding companies with high quality earnings which are sustainable in a wide range of economic environments. Key criteria include companies with strong balance sheets, a proven management team and low debt. On the fixed income side, Cooke & Bieler is a conservative, quality-oriented bond manager.

REPRESENTATIVE INSTITUTIONAL CLIENTS:
       -  Knight Ridder
       -  Mayo Foundation
       -  Princeton University
       -  University of Notre Dame
       -  UST Inc.

It is not known whether the listed clients approve or disapprove of the Adviser or the advisory services provided. The Adviser used objective criteria in compiling the client list, such as account size, geographic location and client classification. The Adviser did not use any performance based criteria.

                                     PART B
                              THE REGIS FUND, INC.
                                C & B PORTFOLIOS
                           INSTITUTIONAL CLASS SHARES
                       STATEMENT OF ADDITIONAL INFORMATION
                                FEBRUARY 28, 1995



     This Statement is not a Prospectus but should be read in conjunction with The Regis Fund, Inc.'s Prospectus relating to the C & B Portfolios' Institutional Class Shares dated February 28, 1995. To obtain the Prospectus, please call The Regis Service Center:

                                 1-800-638-7983



                                TABLE OF CONTENTS



                                                                            Page
                                                                            ----

Investment Objective and Policies. . . . . . . . . . . . . . . . . . .        1
Purchase of Shares . . . . . . . . . . . . . . . . . . . . . . . . . .        4
Redemption of Shares . . . . . . . . . . . . . . . . . . . . . . . . .        4
Shareholder Services . . . . . . . . . . . . . . . . . . . . . . . . .        5
Investment Limitations . . . . . . . . . . . . . . . . . . . . . . . .        5
Management of the Fund . . . . . . . . . . . . . . . . . . . . . . . .        7
Investment Adviser . . . . . . . . . . . . . . . . . . . . . . . . . .        7
Portfolio Transactions . . . . . . . . . . . . . . . . . . . . . . . .        8
Administrative Services. . . . . . . . . . . . . . . . . . . . . . . .        8
Performance Calculations . . . . . . . . . . . . . . . . . . . . . . .        9
General Information. . . . . . . . . . . . . . . . . . . . . . . . . .       11
Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . .       12
Appendix _ Description of Securities and Ratings. . . . . . . . . . . .      A-1


                       INVESTMENT OBJECTIVES AND POLICIES

     The following policies supplement the investment objectives and policies of the C & B Equity and C & B Balanced Portfolios as set forth in the C & B Portfolios' Prospectus:

SECURITIES LENDING

     Each Portfolio may lend its investment securities to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a Portfolio attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. Both Portfolios may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, as amended, (the "1940 Act") or the rules and regulations or interpretations of the Securities and Exchange Commission (the "Commission") thereunder, which currently require that
(1) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (2) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis),

(3) the loan be made subject to termination by the Portfolio at any time, and
(4) the Portfolio receive reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments), any distribution on the loaned securities and any increase in their market value. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Directors.

     At the present time, the Staff of the Commission does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Directors. The Portfolios will continue to retain any voting rights with respect to the loaned securities. If a material event occurs affecting an investment on loan, the loan must be called and the securities voted.

FUTURES CONTRACTS

     Both Portfolios may enter into futures contracts, options, and options on futures contracts for the purpose of remaining fully invested and reducing transactions costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government agency.

     Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

     Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

     Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures market primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from a fluctuation in interest rates. Each Portfolio intends to use futures contracts only for hedging purposes.

     Regulations of the CFTC applicable to the Fund require that all of its futures transactions constitute bonafide hedging transactions or that the Fund's commodity futures and option positions be for other purposes, to the extent that the aggregate initial margins and premiums required to establish such non-hedging positions do not exceed five percent of the liquidation value of a Portfolio. A Portfolio will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, each Portfolio expects that approximately 75% of its futures contract purchases will be "completed;" that is, equivalent amounts of related securities will have been purchased or are being purchased by the Portfolio upon sale of open futures contracts.

     Although techniques other than the sale and purchase of futures contracts could be used to control a Portfolio's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure.

While a Portfolio will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS

     A Portfolio will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of its total assets. In addition, a Portfolio will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 20% of its total assets.

RISK FACTORS IN FUTURES TRANSACTIONS

     A Portfolio will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specified time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Portfolio has insufficient cash, it may have to sell Portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Portfolio may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the Portfolio's ability to effectively hedge.

        The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies of each Portfolio are engaged in only for hedging purposes, the Adviser does not believe that the Portfolios are subject to the risks of loss frequently associated with futures transactions. A Portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

     Utilization of futures transactions by a Portfolio does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. It is also possible that the Portfolio could lose money on futures contracts and also experience a decline in value of Portfolio securities. There is also the risk of loss by the Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has an open position in a futures contract or related option.

     Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days, with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

FEDERAL TAX TREATMENT OF FUTURES CONTRACTS

     Except for transactions a Portfolio has identified as hedging transactions, the Portfolio is required for Federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on regulated futures contracts as of the end of the year, as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Furthermore, sales of futures contracts which are intended to hedge against a change in the value of securities held by the Portfolio may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

     In order for a Portfolio to continue to qualify for Federal income tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), at least 90% of its gross income, for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income derived with respect to its business of investing in such securities or currencies. In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of a Portfolio's annual gross income. It is anticipated that any net gain realized from the closing out of futures contracts will be considered a gain from the sale of securities and therefore will be qualifying income for purposes of the 90% requirement. In order to avoid realizing excessive gains on securities held for less than three months, a Portfolio may be required to defer the closing out of futures contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on futures contracts, which have been open for less than three months as of the end of a Portfolio's fiscal year and which are recognized for tax purposes, will not be considered gains on securities held for less than three months for the purposes of the 30% test.

     Both Portfolios will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes (including unrealized gains at the end of the Portfolio's fiscal year) on futures transactions. Such distributions will be combined with distributions of capital gains realized on the Portfolio's other investments and shareholders will be advised on the nature of the payments.

                               PURCHASE OF SHARES

     Shares of both C & B Portfolios may be purchased without a sales commission, at the net asset value per share next determined after an order is received in proper form by the Fund and payment is received by the Fund's Custodian. The minimum initial investment required is $250,000 with certain exceptions as may be determined from time to time by the officers of the Fund. An order received in proper form prior to the close of the New York Stock Exchange ("Exchange") will be executed at the price computed on the date of receipt; and an order received not in proper form or after the close of the Exchange will be executed at the price computed on the next day the Exchange is open after proper receipt. The Exchange will be closed on the following days:
Good Friday, April 14, 1995; Memorial Day, May 29, 1995; Independence Day,
July 4, 1995; Labor Day, September 4, 1995; Thanksgiving Day, November 23, 1995; Christmas Day, December 25, 1995; New Year's Day, January 1, 1996; and Presidents' Day, February 19, 1996.

     Both Portfolios reserve the right in its sole discretion (1) to suspend the offering of its shares, (2) to reject purchase orders when in the judgement of management such rejection is in the best interest of the Fund, and (3) to reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of a Portfolio's shares.

                              REDEMPTION OF SHARES

     Both Portfolios may suspend redemption privileges or postpone the day of payment (1) during any period that both the Exchange and custodian bank are closed, or trading on the Exchange is restricted as determined by the Commission, (2) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it, or to fairly determine the value of its assets, and (3) for such other periods as the Commission may permit. The Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Directors may deem advisable; however, payment will be made wholly in cash unless the Directors believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "Valuation of Shares" and a redeeming shareholder would normally incur brokerage expenses if these securities were converted to cash.

     No charge is made by any Portfolio for redemptions. Any redemption may be more or less than the shareholder's initial cost depending on the market value of the securities held by the Portfolio.

     SIGNATURE GUARANTEES _ To protect your account, the Fund and the Administrator from fraud, signature guarantees are required for certain redemptions. The purpose of signature guarantees is to verify the identity of the person who has authorized a redemption from your account. Signature guarantees are required in connection with (1) all redemptions when the proceeds are to be paid to someone other than the registered owner(s) and/or registered address; and (2) share transfer requests.

     Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A complete definition of eligible guarantor institutions is available from the Administrator. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program.

     The signature guarantee must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

                              SHAREHOLDER SERVICES

     The following supplements the shareholder services information set forth in the C & B Portfolios' Prospectus:

EXCHANGE PRIVILEGE

     Institutional Class Shares of each C & B Portfolio may be exchanged for Institutional Class Shares of the other C & B Portfolio. In addition, Institutional Class Shares of each C & B Portfolio may be exchanged for any other Institutional Class Shares of a Portfolio included in The Regis Family of Funds which is comprised of the Fund and The Regis Fund II. (See the list of Portfolios of The Regis Family of Funds _ Institutional Class Shares in the Prospectus.) Exchange requests should be made by calling the Fund (1-800-638-7983) or by writing to The Regis Fund, Inc., The Regis Service Center, c/o Mutual Funds Service Company, P.O. Box 2798, Boston, MA 02208-2798. The exchange privilege is only available with respect to Portfolios that are registered for sale in the shareholder's state of residence.

     Any such exchange will be based on the respective net asset values of the shares involved. There is no sales commission or charge of any kind. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the C & B Portfolio to be purchased. You may obtain a Prospectus for the Portfolio(s) you are interested in by calling The Regis Service Center at 1-800-638-7983.

     Exchange requests may be made either by mail or telephone. Telephone exchanges will be accepted only if the certificates for the shares to be exchanged are held by the Fund for the account of the shareholder and the registration of the two accounts will be identical. Requests for exchanges received prior to 4:00 p.m. (Eastern Time) will be processed as of the close of business on the same day. Requests received after 4:00 p.m. will be processed on the next business day. Neither the Fund nor the Administrator will be responsible for the authenticity of the exchange instructions received by telephone. Exchanges may also be subject to limitations as to amounts or frequency, and to other restrictions established by the Board of Directors to assure that such exchanges do not disadvantage the Fund and its shareholders.

     For Federal income tax purposes an exchange between Portfolios is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Fund's, an exchange between series of a Fund was also deemed to be a taxable event. It is likely, therefore, that a capital gain or loss would be realized on an exchange between Portfolios; you may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.

TRANSFER OF SHARES

     Shareholders may transfer shares of the Fund's Portfolios to another person by making a written request to the Fund. The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered owners and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificates or any stock power must be guaranteed in the same manner as described under "Redemption of Shares." As in the case of redemptions, the written request must be received in good order before any transfer can be made.

                             INVESTMENT LIMITATIONS

     Both C & B Portfolios are subject to the following restrictions which are fundamental policies and may not be changed without the approval of the lesser of: (1) at least 67% of the voting securities of the Portfolio present at a meeting if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Portfolio. Each Portfolio will not:

     (1) invest in commodities except that each Portfolio may invest in futures contracts and options to the extent that not more than 5% of a Portfolio's assets are required as deposit to secure obligations under futures contracts;

     (2) purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate;

     (3) make loans except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitation described in (10) below) which are publicly distributed, and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the Commission thereunder;

     (4) purchase on margin or sell short except as specified in (1) above;

     (5) purchase more than 10% of any class of the outstanding voting securities of any issuer;

     (6) with respect as to 75% of its assets, purchase securities of any issuer (except obligations of the United States Government and its instrumentalities) if as the result more than 5% of the Portfolio's total assets, at the time of purchase, would be invested in the securities of such issuer;

     (7) purchase or retain securities of an issuer if those Officers and Directors of the Fund or its investment adviser owning more than 1/2 of 1% of such securities together own more than 5% of such securities;

     (8) borrow money, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 10% of the Portfolio's gross assets valued at the lower of market or cost, and a Portfolio may not purchase additional securities when borrowings exceed 5% of total gross assets;

     (9) pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value;

     (10) underwrite the securities of other issuers or invest more than an aggregate of 10% of the net assets of the Portfolio, determined at the time of investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets, including repurchase agreements having maturities of more than seven days;

     (11) invest for the purpose of exercising control over management of any company;

     (12) invest more than 5% of its assets at the time of purchase in the securities of companies that have (with predecessors) continuous operations consisting of less than three years;

     (13) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or instruments issued by U.S. banks when such Portfolio adopts a temporary defensive position; and

     (14) write or acquire options or interests in oil, gas or other mineral exploration or development programs.

     In addition, the C & B Equity Portfolio is subject to the following limitations which are not fundamental policies and may be changed without shareholder approval:

     (1) The Portfolio may not purchase warrants if, by reason of such purchase, more than 5% of the value of the Portfolio's net assets (taken at market value) would be invested in warrants, valued at the lower of cost or market. Included within this amount, but not to exceed 2% of the value of the Portfolio's net assets, may be warrants that are not listed on a recognized stock exchange.

     (2) The Portfolio may not invest in real estate limited partnership interests.

     (3)       The Portfolio may not invest in oil, gas or other mineral leases.


                             MANAGEMENT OF THE FUND

OFFICERS AND DIRECTORS

     The Fund's officers, under the supervision of the Board of Directors, manage the day-to-day operations of the Fund. The Directors set broad policies for the Fund and choose its officers. A list of the Directors and officers of the Fund and a brief statement of their present positions and principal occupations during the past 5 years is set forth in the C & B Portfolios' Prospectus. As of January 31, 1995, the Directors and officers of the Fund owned less than 1% of the Fund's outstanding shares.

REMUNERATION OF DIRECTORS AND OFFICERS

     The Fund pays each Director, who is not also an officer or affiliated person, a $150 quarterly retainer fee per active Portfolio which currently amounts to $4,350 per quarter. In addition, each unaffiliated Director receives a $2,000 meeting fee which is aggregated for all of the Directors and allocated proportionately among the Portfolios of the Fund and The Regis Fund II as well as the AEW Commercial Mortgage Securities Fund, Inc. and reimbursement for travel and other expenses incurred while attending Board meetings. Directors who are also officers or affiliated persons receive no remuneration for their service as Directors. The Fund's officers and employees are paid by either the Adviser, United Asset Management Corporation ("UAM"), or the Administrator and receive no compensation from the Fund.

PRINCIPAL HOLDERS OF SECURITIES

     As of January 31, 1995, the following persons or organizations held of record or beneficially 5% or more of the shares of a Portfolio, as noted.

 C&B BALANCED PORTFOLIO: Newcomb Medical Center, Newcomb Medical Center Pension Fund Plan No. 024, Vineland, NJ, 26.5%; UFCW Local 56 & Food Industry Employees Money Purchase Pension Trust, Philadelphia, PA, 14.9%; U.S. Trust Company of New York, Trustee for Charles J. Prizer, Money Purchase Pension Plan, Longboat Key, FL, 7.9%*; Baptist Health System, Inc. D/B/A, Coosa Valley Baptist Medical Center, Sylacauga, AL, 6.6%; and James T. Carson & Wayne M. Davidson, Trustees for Carson-Pettit Inc. Retirement Plan, Devon, PA, 5.1%*.

 C&B EQUITY PORTFOLIO: State Street Bank and Trust Co. C/F Simplex Time Recorder Co. Employees, Boston, MA, 9.8%*; and State Street Bank and Trust, Trustee for New England UFCW Employee Pension Fund, Boston, MA, 7.7%*.

     The persons or organizations listed above as owning 25% or more of the outstanding shares of a Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) such Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of such Portfolio.

_______

*Denotes shares held by a trustee or other fiduciary for which beneficial ownership is disclaimed or presumed disclaimed.

                               INVESTMENT ADVISER

CONTROL OF ADVISER

     Cooke & Bieler, Inc. (the "Adviser") is a wholly-owned subsidiary of UAM, a holding company incorporated in Delaware in December 1980 for the purpose of acquiring and owning firms engaged primarily in institutional investment management. Since its first acquisition in August 1983, UAM has acquired or organized approximately 42 such wholly-owned affiliated firms (the "UAM Affiliated Firms"). UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients. Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to operate under their own firm name, with their own leadership and individual investment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them.

ADVISORY FEES

     As compensation for services rendered by the Adviser under the Investment Advisory Agreement, each C & B Portfolio pays the Adviser an annual fee, in monthly installments, calculated by applying the following annual percentage rates to both the C & B Portfolios' average net assets for the month:


                                                                  RATE
                                                                 -----
     C & B Equity Portfolio. . . . . . . . . . . . . . .         0.625%
     C & B Balanced Portfolio. . . . . . . . . . . . . .         0.625%

     For the periods ended October 31, 1992, 1993 and 1994, the C & B Equity Portfolio paid advisory fees of approximately $573,000, $1,082,000 and $1,285,000, respectively, to the Adviser.

     For the periods ended October 31, 1992, 1993 and 1994, the C & B Balanced Portfolio paid advisory fees of approximately $200,000, $257,000 and $220,000, respectively, to the Adviser. During these periods, the Adviser voluntarily waived advisory fees of approximately $0, $0 and $2,000, respectively.

                             PORTFOLIO TRANSACTIONS

     The Investment Advisory Agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Fund's C&B Portfolios and directs the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Portfolios. In doing so, a Portfolio may pay higher commission rates than the lowest rate available when the Adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction. It is not the Fund's practice to allocate brokerage or principal business on the basis of sales of shares which may be made through broker-dealer firms. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend the Fund's Portfolios or who act as agents in the purchase of shares of the Portfolios for their clients. During the fiscal years ended, October 31,

1992, 1993 and 1994, the entire Fund paid brokerage commissions of approximately $1,248,000, $1,592,000 and $2,402,000, respectively.

     Some securities considered for investment by the Portfolios may also be appropriate for other clients served by the Adviser. If purchases or sales of securities consistent with the investment policies of a Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Directors.

                             ADMINISTRATIVE SERVICES

     Mutual Funds Service Company, an affiliate of United States Trust Company of New York, (the "Administrator") provides the Fund with administrative, fund accounting, dividend disbursing and transfer agency services pursuant to a Fund Administration Agreement dated as of December 16, 1991 and effective January 16, 1992 for the C & B Equity Portfolio and January 20, 1992 for the C & B Balanced Portfolio. Prior to those dates, The Vanguard Group, ("Vanguard") provided the Fund with administrative, dividend disbursing and transfer agency services pursuant to a Service Agreement dated as of March 20, 1989, as amended
January 1, 1991. For its services, the Fund paid Vanguard a monthly fee which on an annual basis equaled 0.20 of 1% of the first $200 million of the aggregate net assets of the Fund; 0.12 of 1% of the next $800 million of the aggregate net assets of the Fund; and .08% of 1% of the aggregate net assets of the Fund in excess of $1 billion. This fee was allocated based on the relative net assets of each Portfolio, provided, however, that the minimum annual fee equaled $50,000 for each active Portfolio. During the fiscal year ended October 31, 1992, the C & B Equity and C & B Balanced Portfolios paid administrative services fees of $16,780 and $10,686, respectively, to Vanguard and $102,740 and $39,410, respectively, to the Administrator. During the fiscal year ended October 31, 1993, the C & B Equity and C & B Balanced Portfolios paid administrative services fees of $214,866 and $61,189, respectively, to the Administrator. The basis of the fees paid to the Administrator for the 1992 and 1993 fiscal years was as follows: the Fund paid a monthly fee for its services which on an annualized basis equaled 0.16 of 1% of the first $200 million of the aggregate net assets of the Fund; plus 0.12 of 1% of the next $800 million of the aggregate net assets of the Fund; plus 0.06 of 1% of the aggregate net assets in excess of $1 billion. The fees were allocated among the Portfolios on the basis of their relative assets and were subject to a graduated minimum fee schedule per Portfolio, which rose from $1,000 per month upon inception of a Portfolio to $50,000 annually after two years. During the fiscal year ended October 31, 1994, the C & B Equity and C & B Balanced Portfolios paid administrative services fees of $242,000 and $69,000, respectively, to the Administrator. The services provided by the Administrator and the current fees payable to the Administrator are described in the Portfolios' Prospectus.

                            PERFORMANCE CALCULATIONS

PERFORMANCE

     The Fund may from time to time quote various performance figures to illustrate the Fund's past performance.

     Performance quotations by investment companies are subject to rules adopted by the Securities and Exchange Commission ("SEC"), which require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Current yield and average annual compounded total return quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC. An explanation of those and other methods used by the Fund to compute or express performance follows.

TOTAL RETURN

     The average annual total return is determined by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5 and 10 year period and the deduction of all applicable Fund expenses on an annual basis.

     The average annual total rates of return for the C & B Equity and C & B Balanced Portfolios from inception and for the 1 year period ended on the date of the Financial Statements included herein are 9.96% and 4.67% and 8.99% and 0.74%, respectively.

     These figures were calculated according to the following formula:

        P (1 + T)n = ERV

  where:


       .P     = a hypothetical initial payment of $1,000
        T     = average annual total return
        n     = number of years
       ERV    = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods at the end of the 1, 5, or 10 year periods (or fractional portion thereof).

COMPARISONS

To help investors better evaluate how an investment in a Portfolio of the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. The following publications, indices and averages may be used:

     (a) Dow Jones Composite Average or its component averages _ an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

     (b) Standard & Poor's 500 Stock Index or its component indices _ an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividend.

     (c) The New York Stock Exchange composite or component indices _ unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

     (d) Wilshire 5000 Equity Index or its component indices _ represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

     (e) Lipper _ Mutual Fund Performance Analysis and Lipper _ Fixed Income Fund Performance Analysis _ measures total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestments of all distributions, exclusive of any applicable sales charges.

     (f) Morgan Stanley Capital International EAFE Index and World Index _ respectively, arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East, and over 1,400 securities listed on the stock exchanges of these continents, including North America.

     (g) Goldman Sachs 100 Convertible Bond Index _ currently includes 67 bonds and 33 preferred. The original list of names was generated by screening for convertible issues of 100 million or greater in market capitalization. The index is priced monthly.

     (h) Salomon Brothers GNMA Index _ includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

     (i) Salomon Brothers High Grade Corporate Bond Index _ consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

     (j) Salomon Brothers Broad Investment Grade Bond _ is a market-weighted index that contains approximately 4,700 individually priced investment grade corporate bonds rated BBB or better. U.S. Treasury/agency issues and mortgage passthrough securities.

     (k) Lehman Brothers Government/Corporate Index _ is a combination of the Government and Corporate Bond Indices. The Government Index includes public obligations of the U.S. Treasury, issues of Government agencies, and corporate debt backed by the U.S. Government. The Corporate Bond Index includes fixed-rate nonconvertible corporate debt. Also included are Yankee Bonds and nonconvertible debt issued by or guaranteed by foreign or international governments and agencies. All issues are investment grade (BBB) or higher, with maturities of at least one year and an outstanding par value of at least $100 million for U.S. Government issues and $25 million for others. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income.

     (l) Lehman Brothers LONG-TERM Treasury Bond _ is composed of all bonds covered by the Lehman Brothers Treasury Bond Index with maturities of 10 years or greater.

     (m) NASDAQ Industrial Index _ is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

     (n) Value Line _ composed of over 1,600 stocks in the Value Line Investment Survey.

     (o) Russell 2000 _ composed of the 2,000 smallest stocks in the Russell 3000, a market value weighted index of the 3,000 largest
          U.S. publicly-traded companies.

     (p) Composite Indices _ 70% Standard & Poor's 500 Stock Index and 30% NASDAQ Industrial Index; 35% Standard & Poor's 500 Stock Index and 65% Salomon Brothers High Grade Bond Index; all stocks on the NASDAQ system exclusive of those traded on an exchange, and 65% Standard & Poor's 500 Stock Index and 35% Salomon Brothers High Grade Bond Index.


     (q) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. _ analyzes price, current yield, risk, total return and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

     (r) Mutual Fund Source Book, published by Morningstar, Inc. _ analyzes price, yield, risk and total return for equity funds.

     (s) Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Investor's Daily, Lipper Analytical Services, Inc., Morningstar, Inc., New York Times, Personal Investor, Wall Street Journal and Weisenberger Investment Companies Service _ publications that rate fund performance over specified time periods.

     (t) Consumer Price Index (or cost of Living Index), published by the U.S. Bureau of Labor Statistics _ a statistical measure of change, over time in the price of goods and services in major expenditure groups.

     (u) Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates _ historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. Treasury bills and inflation.

     (v) Savings and Loan Historical Interest Rates _ as published by the U.S. Savings & Loan League Fact Book.

     (w) Historical data supplied by the research departments of First Boston Corporation, the J.P. Morgan companies, Salomon Brothers, Merrill, Lynch, Pierce, Fenner & Smith, Shearson Lehman and Bloomberg L.P.

     In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of investments in the Fund's Portfolios, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its futures. In addition, there can be no assurance that the Fund will continue this performance as compared to such other averages.

                               GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

     The Fund was organized under the name "ICM Fund, Inc." as a Maryland corporation on October 11, 1988. On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." The Fund's principal executive office is located at 803 Cathedral Street, Baltimore, MD 21201; however, all investor correspondence should be directed to the Fund at The Regis Fund Service Center, c/o Mutual Funds Service Company, P.O. Box 2798, Boston, MA 02208-2798. The Fund's Articles of Incorporation authorize the Directors to issue 3,000,000,000 shares of common stock, $.001 par value. The Board of Directors has the power to designate one or more series (Portfolios) or classes of common stock and to classify or reclassify any unissued shares with respect to such Portfolios, without further action by shareholders. Currently, the Fund is offering shares of 29 Portfolios.

     The shares of each Portfolio of the Fund, when issued and paid for as provided for in the Prospectus, will be fully paid and nonassessable, have no preference as to conversion, exchange, dividends, retirement or other features and have no preemptive rights. The shares of the Fund have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of the Fund.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

     The Fund's policy is to distribute substantially all of each Portfolio's net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains) taxes on it and the imposition of the Federal excise tax on undistributed income and capital gains (see discussion under "Dividends, Capital Gains Distributions and Taxes" in the Prospectus). The amounts of any income dividends or capital gains distributions cannot be predicted.

     Any dividend or distribution paid shortly after the purchase of shares of a Portfolio by an investor may have the effect of reducing the per share net asset value of that Portfolio by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes as set forth in the Prospectus.

     As set forth in the Prospectus, unless the shareholder elects otherwise in writing, all dividend and capital gains distributions are automatically received in additional shares of that Portfolio at net asset value (as of the business day following the record date). This will remain in effect until the Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected. An account statement is sent to shareholders whenever an income dividend or capital gains distribution is paid.

     Each Portfolio of the Fund will be treated as a separate entity (and hence as a separate "regulated investment company") for Federal tax purposes. Any net capital gains recognized by a Portfolio will be distributed to its investors without need to offset (for Federal income tax purposes) such gains against any net capital losses of another Portfolio.

CODE OF ETHICS

     The Fund has adopted a Code of Ethics which restricts to a certain extent personal transactions by access persons of the Fund and imposes certain disclosure and reporting obligations.

                              FINANCIAL STATEMENTS

     The Financial Statements of the C & B Portfolios and the Financial Highlights for the respective periods presented, which appear in the C & B Portfolios' 1994 Annual Reports to Shareholders, and the reports thereon of Price Waterhouse LLP, independent accountants, also appearing therein, are incorporated by reference into this Statement of Additional Information. An Annual Report may be obtained, without charge, by writing to the Fund or by calling The Regis Service Center at 1-800-638-7983.

                APPENDIX _ DESCRIPTION OF SECURITIES AND RATINGS

I. DESCRIPTION OF BOND RATINGS

     Excerpts from Moody's Investors Service, Inc. ("Moody's") description of its highest bond ratings; Aaa _ judged to be the best quality; carry the smallest degree of investment risk; Aa _ judged to be of high quality by all standards; A _ possess many favorable investment attributes and are to be considered as higher medium grade obligations; Baa _ considered as lower medium grade obligations, i.e., they are neither highly protected nor poorly secured.

     Excerpts from Standard & Poor's Corporation ("S&P") description of its highest bond ratings: AAA _ highest grade obligations; possess the ultimate degree of protection as to principal and interest; AA _ also qualify as high grade obligations, and in the majority of instances differs from AAA issues only in small degree; A _ regarded as upper medium grade; have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe; BBB _ regarded as borderline between definitely sound obligations and those where the speculative element begins to predominate; this group is the lowest which qualifies for commercial bank investment.

II. DESCRIPTION OF MORTGAGE-BACKED SECURITIES

     Mortgage-backed securities represent an ownership interest in a pool of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. The mortgagor's monthly payments to his/her lending institution are "passed-through" to investors such as the C & B Balanced Portfolio. Most issuers or poolers provide guarantees of payments, regardless of whether or not the mortgagor actually makes the payment. The guarantees made by issuers or poolers are supported by various forms of credit, collateral, guarantees or insurance, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private issuers can meet their obligations under the policies. Mortgage-backed securities issued by private issuers, whether or not such securities are subject to guarantees, may entail greater risk. If there is no guarantee provided by the issuer, mortgage-backed securities purchased by the C & B Balanced Portfolio will be rated investment grade by Moody's or S&P.

UNDERLYING MORTGAGES

     Pools consist of whole mortgage loans or participations in loans. The majority of these loans are made to purchasers of 1-4 family homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate, fixed-term mortgages, the C & B Balanced Portfolio may purchase pools of variable rate mortgages (VRM), growing equity mortgages (GEM), graduated payment mortgages (GPM) and other types where the principal and interest payment procedures vary. VRM's are mortgages which reset the mortgage's interest rate on pools of VRM's. GPM and GEM pools maintain constant interest with varying levels of principal repayment over the life of the mortgage. These different interest and principal payment procedures should not impact a Portfolio's net asset value since the prices at which these securities are valued each day will reflect the payment procedures.

     All poolers apply standards for qualification to local lending institutions which originate mortgages for the pools. Poolers also establish credit standards and underwriting criteria for individual mortgages included in the pools. In addition, many mortgages included in pools are insured through private mortgage insurance companies.

AVERAGE LIFE

     The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayment is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions.

     As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. For pools of fixed-rate 30-year mortgages, common industry practice is to assume the prepayments will result in a 12-year average life. Pools of mortgages with other maturities or different characteristics will have varying assumptions for average life.

RETURNS ON MORTGAGE-BACKED SECURITIES

     Yields on mortgage-backed pass-through securities are typically quoted on the maturity of the underlying instruments and the associated average life assumption. Actual prepayment experience may cause the yield to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yields of the Portfolios. The compounding effect from reinvestment of monthly payments received by a Portfolio will increase its yield to shareholders, compared to bonds that pay interest semiannually.

ABOUT MORTGAGE-BACKED SECURITIES

     Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments resulting from the sale of the underlying residential property, refinancing or foreclosure net of fees or costs which may be incurred. Some mortgage-backed securities are described as "modified pass-through." These securities entitle the holders to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make the payment.

     Residential mortgage loans are pooled by the Federal Home Loan Mortgage Corporation (FHLMC). FHLMC is a corporate instrumentality of the U.S. Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PC's") which represent interests in mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal.

     The Federal National Mortgage Association (FNMA) is a Government sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA.

     The principal Government guarantor of mortgage-backed securities is the Government National Mortgage Association (GNMA). GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by approved institutions and backed by pools of FHA-insured or VA-guaranteed mortgages.

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Pools created by such non-governmental issuers generally offer a higher rate of interest than Government and Government-related pools because there are no direct or indirect Government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. The insurance and guarantees are issued by Governmental entities, private insurers and mortgage poolers. There can be no assurance that the private insurers can meet their obligations under the policies. Mortgage-backed securities purchased for the C & B Balanced Portfolio will, however, be rated of investment grade quality by Moody's or S&P.

     The C & B Balanced Portfolio expects that Governmental or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is mortgage instruments whose principal or interest payment may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage-backed securities are developed and offered to investors, the Portfolios will, consistent with their investment objective and policies, consider making investments in such new types of securities.

II. DESCRIPTION OF U.S. GOVERNMENT SECURITIES

     The term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government.

     U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by Federal agencies and U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States.

     In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as the Government National Mortgage Association are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the Treasury, if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and Federal National Mortgage Association, is not guaranteed by the United States, but those institutions are protected by the discretionary authority of the U.S. Treasury to purchase certain amounts of their securities to assist the institution in meeting its debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the Federal Home Loan Mortgage Corporation, are federally chartered institutions under Government supervision, but their debt securities are backed only by the credit worthiness of those institutions, not the U.S. Government.

     Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home
Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and The Tennessee Valley Authority.

IV. DESCRIPTION OF FOREIGN INVESTMENTS

     Investors should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies. Since the securities of foreign companies are frequently denominated in foreign currencies, the Fund's Portfolios may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

     As foreign companies are not generally subject to uniform accounting, auditing and financing reporting standards and they may have policies that are not comparable to those of domestic companies, there may be less information available about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.

     Although the Fund will endeavor to achieve the most favorable execution costs in its Portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

     Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from the companies comprising the Fund's Portfolios. However, these foreign withholding taxes are not expected to have a significant impact.

                                    UAM FUNDS
                                 DSI PORTFOLIOS

                        SUPPLEMENT DATED JANUARY 22, 1996
                TO THE STATEMENT OF ADDITIONAL INFORMATION DATED
       FEBRUARY 22, 1995, AS REVISED FEBRUARY 28, 1995 AND JUNE 15, 1995,
     AND AS SUPPLEMENTED JULY 3, 1995, OCTOBER 6, 1995 AND OCTOBER 31, 1995

The following information supplements the "Investment Adviser" section:

DSI DISCIPLINED VALUE PORTFOLIO - INSTITUTIONAL CLASS AND INSTITUTIONAL SERVICE CLASS SHARES

PHILOSOPHY/STYLE:
DSI's equity portfolio management approach is "value-oriented" and makes use of a proprietary screen to rank a universe of 1,000 stocks according to relative attractiveness. The firm's philosophy is derived from DSI's belief that low P/E, high yield portfolios will generate superior results over time. Portfolios are built from the "bottom-up," stock-by-stock, subject to a disciplined diversification process which is intended to avoid becoming overly concentrated in any one segment of the market. The objective is to provide more consistent and less volatile performance than other typical value managers.

REPRESENTATIVE INSTITUTIONAL CLIENTS:
       -  American Airlines
       -  Raytheon Corp.
       -  Bank of Boston
       -  Guy Gannett Publishing
       -  Reed & Barton

It is not known whether the listed clients approve or disapprove of the Adviser or the advisory services provided. The Adviser used objective criteria in compiling the client list, such as account size, geographic location and client classification. The Adviser did not use any performance based criteria.

DSI LIMITED MATURITY BOND PORTFOLIO - INSTITUTIONAL CLASS SHARES

PHILOSOPHY/STYLE:
DSI's fixed income philosophy is based on the premise that investing for yield will produce superior results over the long term. Therefore, the fixed income portfolio is constructed primarily of corporate bonds, mortgage pass-throughs and other high yielding sectors of the investment grade bond market. Modest amounts of less than investment grade issues are used for yield and diversification. The portfolio is built with an emphasis on: higher yield relative to the benchmark in order to provide superior investment return; investment grade securities to provide safety of principal and stability; limited interest rate anticipation to control market risk; and broad diversification by sector and subsector to control portfolio risk.

REPRESENTATIVE INSTITUTIONAL CLIENTS:
       -  American Airlines
       -  Raytheon Corp.
       -  Bank of Boston
       -  Guy Gannett Publishing
       -  Reed & Barton

It is not known whether the listed clients approve or disapprove of the Adviser or the advisory services provided. The Adviser used objective criteria in compiling the client list, such as account size, geographic location and client classification. The Adviser did not use any performance based criteria.

                                PART B


                         THE REGIS FUND, INC.
                            DSI PORTFOLIOS
                  STATEMENT OF ADDITIONAL INFORMATION
   FEBRUARY 22, 1995, AS REVISED FEBRUARY 28, 1995 AND JUNE 15, 1995


     This Statement is not a Prospectus but should be read in conjunction with The Regis Fund, Inc.'s Prospectus relating to the DSI Portfolios' Institutional Class Shares dated February 22, 1995 as revised February 28, 1995 and the Prospectus relating to the DSI Disciplined Value Portfolio's Institutional Service Class Shares (the "Service Class Shares") dated November 21, 1994. To obtain a Prospectus, please call The Regis Service Center:


                            1-800-638-7983


                           TABLE OF CONTENTS


                                                                  PAGE
                                                                  ----
Investment Objectives and Policies . . . . . . . . . . . . . . .    2
Purchase of Shares . . . . . . . . . . . . . . . . . . . . . . .    4
Redemption of Shares . . . . . . . . . . . . . . . . . . . . . .    5
Shareholder Services . . . . . . . . . . . . . . . . . . . . . .    5
Investment Limitations . . . . . . . . . . . . . . . . . . . . .    6
Management of the Fund . . . . . . . . . . . . . . . . . . . . .    7
Investment Adviser . . . . . . . . . . . . . . . . . . . . . . .    8
Service and Distribution Plans . . . . . . . . . . . . . . . . .    9
Portfolio Transactions . . . . . . . . . . . . . . . . . . . . .   10
Administrative Services. . . . . . . . . . . . . . . . . . . . .   11
Performance Calculations . . . . . . . . . . . . . . . . . . . .   11
General Information. . . . . . . . . . . . . . . . . . . . . . .   15
Financial Statements . . . . . . . . . . . . . . . . . . . . . .   16
Appendix - Description of Securities and Ratings . . . . . . . .   A-1

                  INVESTMENT OBJECTIVES AND POLICIES

     The following policies supplement the investment objectives and policies of the DSI Portfolios as set forth in the DSI Portfolios'
Prospectuses:

SECURITIES LENDING

     Each Portfolio may lend its investment securities to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a Portfolio attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. Each Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940 (the "1940 Act") or the rules and regulations or interpretations of the Securities and Exchange Commission (the "Commission") thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic
U.S. bank, or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments), any distribution on the loaned securities and any increase in their market value. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Directors.

     At the present time, the Staff of the Commission does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Directors. Each Portfolio will continue to retain any voting rights with respect to the loaned securities. If a material event occurs affecting an investment on a loan, the loan must be called and the securities voted.

FUTURES CONTRACTS

     Each Portfolio (except the DSI Money Market Portfolio) may enter into futures contracts, options, and options on futures contracts for the purpose of remaining fully invested and reducing transactions costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government agency.

     Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

     Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

     Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from a fluctuation in interest rates. Each Portfolio intends to use futures contracts only for hedging purposes.

     Regulations of the CFTC applicable to the Fund require that all of the futures transactions constitute bonafide hedging transactions or that the Fund's commodity futures and option positions be for other purposes, to the extent that the aggregate initial margins and premiums required to establish such non-hedging positions do not exceed five percent of the liquidation value of a Portfolio. A Portfolio will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, each Portfolio expects that approximately 75% of its futures contract purchases will be "completed;" that is, equivalent amounts of related securities will have been purchased or are being purchased by the Portfolio upon sale of open futures contracts.

     Although techniques other than the sale and purchase of futures contracts could be used to control a Portfolio's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While a Portfolio will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS

     A Portfolio will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of its total assets. In addition, a Portfolio will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 20% of its total assets.

RISK FACTORS IN FUTURES TRANSACTIONS

      A Portfolio will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Portfolio has insufficient cash, it may have to sell Portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Portfolio may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the Portfolio's ability to effectively hedge.

     The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies of each Portfolio are engaged in only for hedging purposes, the Adviser does not believe that the Portfolios are subject to the risks of loss frequently associated with futures transactions. A Portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

     Utilization of futures transactions by a Portfolio does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the Portfolio securities being hedged. It is also possible that the Portfolio could lose money on futures contracts and also experience a decline in value of Portfolio securities. There is also the risk of loss by the Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has an open position in a futures contract or related option.

     Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days, with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

FEDERAL TAX TREATMENT OF FUTURES CONTRACTS

     Except for transactions a Portfolio has identified as hedging transactions, the Portfolio is required for Federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on regulated futures contracts as of the end of the year, as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Furthermore, sales of futures contracts which are intended to hedge against a change in the value of securities held by the Portfolio may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

     In order for a Portfolio to continue to qualify for Federal income tax treatment as a regulated investment company under the Internal Revenue Code of 1986 as amended (the "Code"), at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income derived with respect to its business of investing in such securities or currencies. In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of a Portfolio's annual gross income. It is anticipated that any net gain realized from the closing out of futures contracts will be considered a gain from the sale of securities and therefore will be qualifying income for purposes of the 90% requirement. In order to avoid realizing excessive gains on securities held for less than three months, a Portfolio may be required to defer the closing out of futures contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on futures contracts, which have been open for less than three months as of the end of a Portfolio's fiscal year and which are recognized for tax purposes, will not be considered gains on securities held for less than three months for the purposes of the 30% test.

     Each Portfolio will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes (including unrealized gains at the end of the Portfolio's fiscal year) on futures transactions. Such distributions will be combined with distributions of capital gains realized on the Portfolio's other investments and shareholders will be advised on the nature of the payments.

                          PURCHASE OF SHARES

     Both classes of shares of the Portfolios may be purchased without a sales commission at the net asset value per share next determined after an order is received in proper form by the Fund and payment is received by the Fund's Custodian. The minimum initial investment required is $100,000 with certain exceptions as may be determined from time to time by officers of the Fund. For each of the DSI Portfolios (except the DSI Money Market Portfolio), an order received in proper form prior to the 4:00 p.m. close of the New York Stock Exchange ("Exchange") will be executed at the price computed on the date of receipt; and an order received not in proper form or after the 4:00 p.m. close of the Exchange will be executed at the price computed on the next day the Exchange is open after proper receipt. For the DSI Money Market Portfolio, the net asset value is determined at 12:00 (Eastern Time). Therefore, shares purchased in the DSI Money Market Portfolio before 12:00 noon (Eastern Time) begin earning dividends on the same business day provided Federal funds are available to the Fund before 12:00 noon (Eastern Time) that day. The Exchange will be closed on the following days: Good Friday, April 14, 1995; Memorial Day, May 29, 1995; Independence Day, July 4, 1995; Labor Day, September 4, 1995; Thanksgiving Day, November 23, 1995; Christmas Day, December 25, 1995; New Year's Day, January 1, 1996; and Presidents' Day, February 19, 1996.

     Each Portfolio reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgement of management such rejection is in the best interest of the Fund, and (iii) to reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of a Portfolio's shares.

                         REDEMPTION OF SHARES

     Each Portfolio may suspend redemption privileges or postpone the date of payment (1) during any period that both the Exchange and custodian bank are closed, or trading on the Exchange is restricted as determined by the Commission, (2) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it, or to fairly determine the value of its assets, and (3) for such other periods as the Commission may permit. The Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Directors may deem advisable; however, payment will be made wholly in cash unless the Directors believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "Valuation of Shares" and a redeeming shareholder would normally incur brokerage expenses if these securities were converted to cash.

     No charge is made by any Portfolio for redemptions. Any redemption may be more or less than the shareholder's initial cost depending on the market value of the securities held by the Portfolio.

     SIGNATURE GUARANTEES - To protect your account, the Fund and the Administrator from fraud, signature guarantees are required for certain redemptions. The purpose of signature guarantees is to verify the identity of the person who has authorized a redemption from your account. Signature guarantees are required in connection with (1) all redemptions when the proceeds are to be paid to someone other than the registered owner(s) and/or registered address; or (2) share transfer requests.

     Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A complete definition of eligible guarantor institutions is available from the Administrator. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program.

     The signature guarantee must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

                         SHAREHOLDER SERVICES

     The following supplements the shareholder services information set forth in the DSI Portfolios' Prospectuses:

EXCHANGE PRIVILEGE

     Institutional Class Shares of each DSI Portfolio may be exchanged for Institutional Class Shares of the other DSI Portfolios. In addition, Institutional Class Shares of each DSI Portfolio may be exchanged for any other Institutional Class Shares of a Portfolio included in The Regis Family of Funds which is comprised of the Fund and The Regis Fund II. (See the list of Portfolios of The Regis Family of Funds - Institutional Class Shares at the end of the DSI Portfolios
- Institutional Class Shares Prospectus.) Service Class Shares of the DSI Disciplined Value Portfolio may be exchanged for any other Service Class Shares of a Portfolio included in The Regis Family of Funds which is comprised of the Fund and The Regis Fund II. (See the list of Portfolios of The Regis Family of Funds - Service Class Shares at the end of the DSI Disciplined Value Portfolio - Service Class Shares Prospectus.) Exchange requests should be made by calling the Fund (1-800-638-7983) or by writing to The Regis Fund, Inc., The Regis Service Center, c/o Mutual Funds Service Company,

P.O. Box 2798, Boston, MA 02208-2798. The exchange privilege is only available with respect to Portfolios that are registered for sale in the shareholder's state of residence.

     Any such exchange will be based on the respective net asset values of the shares involved. There is no sales commission or charge of any kind. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. You may obtain a Prospectus for the Portfolio(s) you are interested in by calling The Regis Service Center at 1-800-638-7983.

     Exchange requests may be made either by mail or telephone. Telephone exchanges will be accepted only if the certificates for the shares to be exchanged are held by the Fund for the account of the shareholder and the registration of the two accounts will be identical. Requests for exchanges received prior to 12:00 noon (Eastern Time) for the DSI Money Market Portfolio, and 4:00 p.m. (Eastern Time) for the other DSI Portfolios will be processed as of the close of business on the same day. Requests received after these times will be processed on the next business day. Neither the Fund nor the Administrator will be responsible for the authenticity of the exchange instructions received by telephone. Exchanges may also be subject to limitations as to amounts or frequency and to other restrictions established by the Board of Directors to assure that such exchanges do not disadvantage the Fund and its shareholders.

     For Federal income tax purposes an exchange between Portfolios is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Fund's, an exchange between series of a Fund was also deemed to be a taxable event. It is likely, therefore, that a capital gain or loss would be realized on an exchange between Portfolios; you may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.

TRANSFER OF SHARES

     Shareholders may transfer shares to another person by making a written request to the Fund. The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered owners and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Redemption of Shares." As in the case of redemptions, the written request must be received in good order before any transfer can be made.

                        INVESTMENT LIMITATIONS

     Each DSI Portfolio of the Fund is subject to the following restrictions which are fundamental policies of the DSI Disciplined Value Portfolio, DSI Limited Maturity Bond Portfolio and DSI Money Market Portfolio and may not be changed without the approval of the lesser of: (1) at least 67% of the voting securities of the Portfolio present at a meeting if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Portfolio. Only investment limitations (1), (2), (3) and (10) are classified as fundamental policies of the DSI Balanced Portfolio. Each Portfolio will not:

     (1) invest in commodities except that each Portfolio may invest in futures contracts and options to the extent that not more than 5% of a Portfolio's assets are required as deposit to secure obligations under futures contracts;

     (2) purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate;

     (3) make loans except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitation described in (10) below) which are publicly distributed, and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the Commission thereunder;

     (4)  purchase on margin or sell short except as specified in
          (1) above;

     (5) purchase more than 10% of the outstanding voting securities of any issuer;

     (6) with respect as to 75% of its assets, purchase securities of any issuer (except obligations of the United States Government and its instrumentalities) if as the result more than 5% of the Portfolio's total assets, at the time of purchase, would be invested in the securities of such issuer;

     (7) purchase or retain securities of an issuer if those Officers and Directors of the Fund or its investment adviser owning more than 1/2 of 1% of such securities together own more than 5% of such securities;

     (8) borrow money, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 10% (33 1/3% for the DSI Balanced Portfolio) of the Portfolio's gross assets valued at the lower of market or cost, and a Portfolio may not purchase additional securities when borrowings exceed 5% of total gross assets;

     (9) pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% (33 1/3% for the DSI Balanced Portfolio) of its total assets at fair market value;

     (10) underwrite the securities of other issuers or invest more than an aggregate of 10% (33 1/3% for the DSI Balanced Portfolio) of the assets of the Portfolio, determined at the time of investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets, including repurchase agreements having maturities of more than seven days;

     (11) invest for the purpose of exercising control over management of any company;

     (12) invest more than 5% of its assets at the time of purchase in the securities of companies that have (with predecessors) continuous operations consisting of less than three years;

     (13) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or instruments issued by U.S. banks when the Portfolio adopts a temporary defensive position; and

     (14) write or acquire options or interest in oil, gas or other mineral exploration or development programs.

                        MANAGEMENT OF THE FUND

OFFICERS AND DIRECTORS

     The Fund's officers, under the supervision of the Board of Directors, manage the day-to-day operations of the Fund. The Directors set broad policies for the Fund and choose its officers. A list of the Directors and officers of the Fund and a brief statement of their present positions and principal occupations during the past 5 years is set forth in the DSI Portfolios' Prospectus. As of January 31, 1995, the Directors and officers of the Fund owned less than 1% of the Fund's outstanding shares.

REMUNERATION OF DIRECTORS AND OFFICERS

     The Fund pays each Director, who is not also an officer or affiliated person, a $150 quarterly retainer fee per active Portfolio which currently amounts to $4,350 per quarter. In addition, each unaffiliated Director receives a $2,000 meeting fee which is aggregated for all of the Directors and allocated proportionately among the Portfolios of the Fund and The Regis Fund II as well as the AEW Commercial Mortgage Securities Fund, Inc. and reimbursement for travel and other expenses incurred while attending Board meetings. Directors who are also officers or affiliated persons receive no remuneration for their service as Directors. The Fund's officers and employees are paid by either the Adviser, United Asset Management Corporation ("UAM"), or the Administrator and receive no compensation from the Fund.

PRINCIPAL HOLDERS OF SECURITIES

     As of January 31, 1995, the following persons or organizations held of record or beneficially 5% or more of the shares of a Portfolio, as noted.

     DSI DISCIPLINED VALUE PORTFOLIO:  Bank of Boston & Co., Boston,
MA, 84.1%*.

     DSI LIMITED MATURITY BOND PORTFOLIO:  Bank of Boston, Boston, MA,
86.1%*.

     DSI MONEY MARKET PORTFOLIO: First National Bank of Boston,
Canton, MA, 99.7%*.

     The persons or organizations listed above as owning 25% or more of the outstanding shares of a Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) such Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of such Portfolio.

__________
* Denotes share held by a trustee or other fiduciary for which beneficial ownership is disclaimed or presumed disclaimed.

                          INVESTMENT ADVISER

CONTROL OF ADVISER

     Dewey Square Investors Corporation (the "Adviser") is a wholly-owned subsidiary of UAM, a holding company incorporated in Delaware in December 1980 for the purpose of acquiring and owning firms engaged primarily in institutional investment management. Since its first acquisition in August 1983, UAM has acquired or organized approximately 42 such wholly-owned affiliated firms (the "UAM Affiliated Firms"). UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients. Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to operate under their own firm name, with their own leadership and individual investment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them.

ADVISORY FEES

     As compensation for services rendered by the Adviser under the Investment Advisory Agreement, each DSI Portfolio pays the Adviser an annual fee, in monthly installments, calculated by applying the following annual percentage rates to each of the DSI Portfolio's average daily net assets for the month:

                                            RATE
                                            ----
DSI Balanced Portfolio . . . . . . . . . .  .45% for the first 12 months of operation
                                            .55% for the next 12 months of
                                              operations and .65% thereafter
DSI Disciplined Value Portfolio. . . . . .  .750% of the first $500 million
                                            .650% in excess of $500 million
DSI Limited Maturity Bond Portfolio. . . .  .450% of the first $500 million
                                            .400% of the next $500 million
                                            .350% in excess of $1 billion
DSI Money Market Portfolio . . . . . . . .  .400% of the first $500 million
                                            .350% in excess of $500 million

     For the years ended October 31, 1992, 1993 and 1994, the DSI
Disciplined Value Portfolio paid advisory fees of approximately
$294,000, $293,000 and $328,000, respectively, to the Adviser.

     For the years ended October 31, 1992, 1993 and 1994, the DSI
Limited Maturity Bond Portfolio paid advisory fees of approximately $153,000, $150,000 and $140,000, respectively, to the Adviser.

     For the years ended October 31, 1992, 1993 and 1994, the DSI
Money Market Portfolio paid advisory fees of approximately $815,000, $674,000 and $719,000, respectively, to the Adviser.

     As of October 31, 1994, the DSI Balanced Portfolio had not yet commenced operations.

                    SERVICE AND DISTRIBUTION PLANS

     As stated in the DSI Disciplined Value Portfolio's Service Class Shares Prospectus, RFI Distributors may enter into agreements with broker-dealers and other financial institutions ("Service Organizations"), pursuant to which they will provide administrative support services to Service Class shareholders who are their customers ("Customers") in consideration of such Fund's payment of 0.25% (on an annualized basis) of the average daily net asset value of the Service Class Shares held by the Service Organization for the benefit of its Customers. Such services include:

     (a) acting as the sole shareholder of record and nominee for beneficial owners;

     (b) maintaining account record for such beneficial owners of the Fund's shares;

     (c)  opening and closing accounts;

     (d) answering questions and handling correspondence from shareholders about their accounts;

     (e) processing shareholder orders to purchase, redeem and exchange shares;

     (f) handling the transmission of funds representing the purchase price or redemption proceeds;

     (g) issuing confirmations for transactions in the Fund's shares by shareholders;

     (h) distributing current copies of prospectuses, statements of additional information and shareholder reports;

     (i) assisting customers in completing application forms, selecting dividend and other account options and opening any necessary custody accounts;

     (j) providing account maintenance and accounting support for all transactions; and

     (k) performing such additional shareholder services as may be agreed upon by the Fund and the Service Organization, provided that any such additional shareholder service must constitute a permissible non-banking activity in accordance with the then current regulations of, and interpretations thereof by, the Board of Governors of the Federal Reserve System, if applicable.

     Each agreement with a Service Organization is governed by a shareholder Service Plan (the "Service Plan") that has been adopted by the Fund's Board of Directors. Pursuant to the Service Plan, the Board of Directors reviews, at least quarterly, a written report of the amounts expended under each agreement with Service Organizations and the purposes for which the expenditures were made. In addition, arrangements with Service Organizations must be approved annually by a majority of the Fund's directors, including a majority of the directors who are not "interested persons" of the company as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements.

     The Board of Directors has approved the arrangements with Service Organizations based on information provided by the Fund's service contractors that there is a reasonable likelihood that the arrangements will benefit the Fund and its shareholders by affording the Fund greater flexibility in connection with the servicing of the accounts of the beneficial owners of its shares in an efficient manner. Any material amendment to a Fund's arrangements with Service Organizations must be approved by a majority of the Fund's Board of Directors (including a majority of the disinterested directors). So long as the arrangements with Service Organizations are in effect, the selection and nomination of the members of the

Fund's Board of Directors who are not "interested persons" (as defined in the 1940 Act) of the Company will be committed to the discretion of such non-interested directors.

     Pursuant to Rule 12b-1 under the 1940 Act, the Fund has adopted a Distribution Plan for the Service Class Shares of the Fund (the
"Distribution Plan"). The Distribution Plan permits the Fund to pay for certain distribution, promotional and related expenses involved in the marketing of only the Service Class Shares.

     The Distribution Plan permits the Service Class Shares, pursuant to the Distribution Agreement, to pay a monthly fee to the Distributor for its services and expenses in distributing and promoting sales of the Service Class Shares. These expenses include, among other things, preparing and distributing advertisements, sales literature and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, and paying distribution and maintenance fees to securities brokers and dealers who enter into agreements with the Distributor. In addition, the Service Class Shares may make payments directly to other unaffiliated parties, who either aid in the distribution of their shares or provide services to the Class.

     The maximum annual aggregate fee payable by the Fund under the Service and Distribution Plans (the "Plans"), is 0.75% of the Service Class Shares' average daily net assets for the year. The Fund's Board of Directors may reduce this amount at any time. Although the maximum fee payable under the 12b-1 Plan relating to the Service Class Shares is 0.75% of average daily net assets of such class, the Board of Directors has determined that the annual fee, payable on a monthly basis, under the Plans relating to the Service Class Shares, currently cannot exceed 0.50% of the average daily net assets represented by Service Class. While the current fee which will be payable under the Service Plan has been set at 0.25%, the Plan permits a full 0.75% on all assets to be paid at any time following appropriate Board approval.

     All of the distribution expenses incurred by the Distributor and others, such as broker/dealers, in excess of the amount paid by the Service Class Shares will be borne by such persons without any reimbursement from such classes. Subject to seeking best price and execution, the Fund may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plans. From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.

     The Plans, the Distribution Agreement and the form of dealer's and services agreements have all been approved by the Board of Directors of the Fund, including a majority of the directors who are not "interested persons" (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the Plan or any related agreements, by vote cast in person at a meeting duly called for the purpose of voting on the Plan and such Agreements. Continuation of the Plan, the Distribution Agreement and the related agreements must be approved annually by the Board of Directors in the same manner, as specified above. No Service Class Shares have been offered prior to the date of this Part B.

     Each year the directors must determine whether continuation of the Plans is in the best interest of the shareholders of Service Class Shares and that there is a reasonable likelihood of the Plans providing a benefit to the Class. The Plans, the Distribution Agreement and the related agreements with any broker-dealer or others relating to a Class may be terminated at any time without penalty by a majority of those directors who are not "interested persons" or by a majority vote of the outstanding voting securities of the Class. Any amendment materially increasing the maximum percentage payable under the Plans must likewise be approved by a majority vote of the relevant Class' outstanding voting securities, as well as by a majority vote of those directors who are not "interested persons." Also, any other material amendment to the Plans must be approved by a majority vote of the directors including a majority of the directors of the Fund having no interest in the Plans. In addition, in order for the Plans to remain effective, the selection and nomination of directors who are not "interested persons" of the Fund must be effected by the directors who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plans. Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board of Directors for their review. The NASD has adopted amendments to its Rules of Fair Practice relating to investment company sales charges. The Fund and the Distributor intend to operate in compliance with these rules.

                        PORTFOLIO TRANSACTIONS

     The Investment Advisory Agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for each of the Fund's DSI Portfolios and directs the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Portfolios. In doing so, a Portfolio may pay higher commission rates than the lowest rate available when the Adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction. It is not the Fund's practice to allocate brokerage or effect principal transactions with dealers on the basis of sales of shares which may be made through broker-dealer firms. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend the Fund's Portfolios or who act as agents in the purchase of shares of the Portfolios for their clients. During the fiscal years ended October 31, 1992, 1993 and 1994, the entire Fund paid brokerage commissions of approximately $1,248,000, $1,592,000 and $2,402,000, respectively.

     Some securities considered for investment by the Fund's DSI Portfolios may also be appropriate for other clients served by the Adviser. If purchases or sales of securities consistent with the investment policies of a Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Directors.

                        ADMINISTRATIVE SERVICES

     Effective January 20, 1992, Mutual Funds Service Company, an affiliate of United States Trust Company of New York, (the "Administrator") provides administrative, fund accounting, dividend disbursing and transfer agency services to the Fund under an Administration Agreement. Prior to January 20, 1992, administrative services were provided to the fund by The Vanguard Group, ("Vanguard") under a similar agreement. For its services, the Fund paid Vanguard a monthly fee which on an annual basis equaled 0.20 of 1% of the first $200,000,000 of the aggregate net assets of the Fund; 0.12 of 1% of the next $800,000,000 of the aggregate net assets of the Fund; and .08 of 1% of the aggregate net assets of the Fund in excess of $1,000,000,000. This fee was allocated based on the relative net assets of each Portfolio, provided, however, that the minimum annual fee equaled $50,000 for each active Portfolio. During the fiscal year ended October 31, 1992, administrative services fees paid by the DSI Disciplined Value Portfolio totaled $52,634 of which $14,659 was paid to Vanguard and $37,975 was paid to the Administrator. During the fiscal year ended October 31, 1992, administrative services fees paid by the DSI Limited Maturity Bond Portfolio totaled $50,235 of which $12,732 was paid to Vanguard and $37,503 was paid to the Administrator. During the fiscal year ended October 31, 1992, administrative services fees paid by the DSI Money Market Portfolio totaled $270,383 of which $85,401 was paid to Vanguard and $184,982 was paid to the Administrator. During the fiscal year ended
October 31, 1993, administrative services fees paid to the Administrator by the DSI Money Market, the DSI Disciplined Value and the DSI Limited Maturity Bond Portfolios totaled $207,000, $58,000 and $62,000, respectively. The basis of the fees paid the Administrator for the 1992 and 1993 fiscal years was as follows: the Fund paid monthly fee for its services which on an annualized basis equaled 0.16 of 1% of the first $200 million of the aggregate net assets of the Fund; plus 0.12 of 1% of the next $800 million of the aggregate net assets of the Fund; plus 0.06 of 1% of the aggregate net assets in excess of $1 billion. The fees were allocated among the Portfolios on the basis of their relative assets and were subject to a graduated minimum fee schedule per Portfolio, which rose from $1,000 per month upon inception of a Portfolio to $50,000 annually after two years. During the fiscal year ended October 31, 1994, administrative services fees paid to the Administrator by the DSI Disciplined Value, DSI Limited Maturity Bond and DSI Money Market Portfolios totaled $69,000, $69,000 and $204,000, respectively. As of October 31, 1994, the DSI Balanced Portfolio had not yet commenced operations. The services provided by the Administrator and the current fees payable to the Administrator are described in the Portfolios' Prospectus.

                       PERFORMANCE CALCULATIONS

PERFORMANCE

     The Fund may from time to time quote various performance figures to illustrate each class of the Fund's past performance.

     Performance quotations by investment companies are subject to rules adopted by the Commission, which require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by each class of the Fund be accompanied by certain standardized performance information computed as required by the SEC. Current yield and average annual compounded total return quotations used by each class of the Fund are based on the standardized methods of computing performance mandated by the SEC. An explanation of those and other methods used by each class of the Fund to compute or express performance follows.

TOTAL RETURN

     The average annual total return is determined by finding the average annual compounded rates of return over 1, 5, and 10 year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5 and 10 year period and the deduction of all applicable Fund expenses on an annual basis. Since Service Class Shares of the DSI Disciplined Value Portfolio bears additional service and distribution expenses, the average annual total return of the Service Class Shares of a Portfolio will generally be lower than that of the Institutional Class Shares of the same Portfolio.

     The average annual total rates of return for the Institutional Class Shares of the DSI Portfolios from inception to October 31, 1994 and for the one-year period ended October 31, 1994, are as follows:

                                        SINCE INCEPTION         ONE YEAR
                                            THROUGH               ENDED
                                        OCTOBER 31, 1994    OCTOBER 31, 1994
                                        ----------------    ----------------
DSI Disciplined Value Portfolio . . .        7.92%                3.48%
DSI Limited Maturity Bond Portfolio .        6.54%               -1.39%
DSI Money Market Portfolio. . . . . .        4.59%                3.30%

     These figures were calculated according to the following formula:

     P (1 + T)(n) = ERV

where:

       P     = a hypothetical initial payment of $1,000
       T     = average annual total return
       n     = number of years
       ERV   = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods (or fractional portion thereof).

     Institutional Class Shares of the DSI Balanced Portfolio and
Service Class Shares of the DSI Disciplined Value Portfolio were not offered as of October 31, 1994. Accordingly, no total return figures are available.

YIELD

     Current yield reflects the income per share earned by a Portfolio's investments. Since Service Class Shares of the DSI
Disciplined Value Portfolio bears additional service and distribution expenses, the yield of the Service Class Shares of a Portfolio will generally be lower than that of the Institutional Class Shares of the same Portfolio.

     Current yield is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period. The yield for the Institutional Class Shares of the DSI Limited Maturity Bond Portfolio for the 30-day period ended on October 31, 1994 was 6.92%.

     This figure was obtained using the following formula:

     Yield = 2 [ (a - b + 1)(6) - 1]
                  -----
                   cd
where:

         a    = dividends and interest earned during the period
         b    = expenses accrued for the period (net of reimbursements)
         c    = the average daily number of shares outstanding during the period that were entitled to receive income distributions
         d    = the maximum offering price per share on the last day of the period.

CALCULATION OF YIELD (DSI MONEY MARKET PORTFOLIO)

     The current yield of the DSI Money Market Portfolio is calculated daily on a base period return for a hypothetical account having a beginning balance of one share for a particular period of time (generally 7 days). The return is determined by dividing the net change (exclusive of any capital changes in such account) by its average net asset value for the period, and then multiplying it by 365/7 to determine the annualized current yield. The calculation of net change reflects the value of additional shares purchased with the dividends by the Portfolio, including dividends on both the original share and on such additional shares. An effective yield, which reflects the effects of compounding and represents an annualization of the current yield with all dividends reinvested, may also be calculated for each Portfolio by dividing the based period return by 7, adding 1 to the quotient, raising the sum to the 365th power, and subtracting 1 from the result.

     The current and effective yield calculations for the DSI Money Market Portfolio Institutional Class Shares for the 7 day base period ended October 31, 1994 were 4.48% and 4.58%, respectively.

COMPARISONS

     To help investors better evaluate how an investment in a Portfolio of the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance as reported by various financial publications.
Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. The following publications, indices and averages may be used:

     (a) Donoghue's Money Fund Average - is an average of all major money market fund yields, published weekly for 7 and 30-day yields.

     (b) Dow Jones Composite Average or its component averages - an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

     (c) Standard & Poor's 500 Stock Index or its component indices - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividend.

     (d) The New York Stock Exchange composite or component indices - unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

     (e) Wilshire 5000 Equity Index or its component indices - represents the return on the market value of all common equity securities for which daily pricing is available.
          Comparisons of performance assume reinvestment of dividends.

     (f) Lipper - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measures total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestments of all distributions, exclusive of any applicable sales charges.

     (g) Morgan Stanley Capital International EAFE Index and World Index - respectively, arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East, and over 1,400 securities listed on the stock exchanges of these continents, including North America.

     (h) Goldman Sachs 100 Convertible Bond Index - currently includes 67 bonds and 33 preferred. The original list of names was generated by screening for convertible issues of 100 million or greater in market capitalization. The index is priced monthly.

     (i) Salomon Brothers GNMA Index - includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage
          Association.

     (j) Salomon Brothers High Grade Corporate Bond Index - consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

     (k) Salomon Brothers Broad Investment Grade Bond - is a market-weighted index that contains approximately 4,700 individually priced investment grade corporate bonds rated BBB or better. U.S. Treasury/agency issues and mortgage passthrough securities.

     (l) Lehman Brothers LONG-TERM Treasury Bond - is composed of all bonds covered by the Lehman Brothers Treasury Bond Index with maturities of 10 years or greater.

     (m)  Lehman Brothers Intermediate Government/Corporate
          Index - is a combination of the Government and Corporate Bond Indices. All issues are investment grade (BBB) or higher, with maturities of one to ten years and an outstanding par value of at least $100 million for U.S. Government issues and $25 million for others. The Government Index includes public obligations of the U.S. Treasury, issues of Government agencies, and corporate debt backed by the U.S. Government. The Corporate Bond Index includes fixed-rate nonconvertible corporate debt. Also included are Yankee Bonds and nonconvertible debt issued by or guaranteed by foreign or international governments and agencies. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income.

     (n) NASDAQ Industrial Index - is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

     (o)  Value Line - composed of over 1,600 stocks in the Value
          Line Investment Survey.

     (p) Russell 2000 - composed of the 2,000 smallest stocks in the Russell 3000, a market value weighted index of the 3,000 largest U.S. publicly-traded companies.

     (q)  Composite Indices - 70% Standard & Poor's 500 Stock
          Index and 30% NASDAQ Industrial Index; 35% Standard & Poor's 500 Stock Index and 65% Salomon Brothers High Grade Bond Index; all stocks on the NASDAQ system exclusive of those traded on an exchange, and 65% Standard & Poor's 500 Stock Index and 35% Salomon Brothers High Grade Bond Index.

     (r)  CDA Mutual Fund Report, published by CDA Investment
          Technologies, Inc. - analyzes price, current yield, risk, total return and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

     (s)  Mutual Fund Source Book, published by Morningstar,
          Inc. - analyzes price, yield, risk and total return for equity funds.

     (t) Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Investor's Daily, Lipper Analytical Services, Inc., Morningstar, Inc., New York Times, Personal Investor, Wall Street Journal and Weisenberger Investment Companies Service - publications that rate fund performance over specified time periods.

     (u) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time in the price of goods and services in major expenditure groups.

     (v)  Stocks, Bonds, Bills and Inflation, published by
          Ibbotson Associates - historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. Treasury bills and inflation.

     (w) Savings and Loan Historical Interest Rates - as published by the U.S. Savings and Loan League Fact Book.

     (x) Historical data supplied by the research departments of First Boston Corporation, the J.P. Morgan companies, Salomon Brothers, Merrill Lynch, Pierce, Fenner & Smith, Lehman
          Brothers and Bloomberg L.P.

     In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of investments in the Fund's Portfolios, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its futures. In addition, there can be no assurance that the Fund will continue this performance as compared to such other averages.

                          GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

     The Fund was organized under the name "ICM Fund, Inc." as a Maryland corporation on October 11, 1988. On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." The Fund's principal executive office is located at 803 Cathedral Street, Baltimore, MD 21201; however, all investor correspondence should be directed to the Fund at The Regis Fund Service Center, c/o Mutual Funds Service Company, P.O. Box 2798, Boston, MA 02208- 2798. The Fund's Articles of Incorporation authorize the Directors to issue 3,000,000,000 shares of common stock, $.001 par value. The Board of Directors has the power to designate one or more series (Portfolios) or classes of common stock and to classify or reclassify any unissued shares with respect to such Portfolios, without further action by shareholders. Currently, the Fund is offering shares of 29 Portfolios. The Directors of the Fund may create additional Portfolios and classes of shares at a future date.

     Both classes of shares of each Portfolio of the Fund, when issued and paid for as provided for in the Prospectus, will be fully paid and nonassessable, have no preference as to conversion, exchange, dividends, retirement or other features and have no preemptive rights. The shares of the Fund have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of the Fund. Both Institutional Class and Service Class Shares represent an interest in the same assets of a Portfolio and are identical in all respects except that the Service Class Shares bear certain expenses related to shareholder servicing and the distribution of such shares, and have exclusive voting rights with respect to matters relating to such distribution expenditures.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

     The Fund's policy is to distribute substantially all of the Portfolios' net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains) taxes on it and the imposition of the Federal excise tax on undistributed income and capital gains (see discussion under "Dividends, Capital Gains Distributions and Taxes" in the Prospectus). The amounts of any income dividends or capital gains distributions cannot be predicted.

     Any dividend or distribution paid shortly after the purchase of shares of a Portfolio by an investor may have the effect of reducing the per share net asset value of that Portfolio by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes as set forth in the Prospectus.

     As set forth in the Prospectus, unless the shareholder elects otherwise in writing, all dividend and capital gain distributions are automatically received in additional shares of the Portfolios at net asset value (as of the business day following the record date). This will remain in effect until the Fund is notified by the shareholders in writing at least three days prior to the record date that either the Income Option (income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected. An account statement is sent to shareholders whenever an income dividend or capital gains distribution is paid.

     Each Portfolio will be treated as a separate entity (and hence as a separate "regulated investment company") for Federal tax purposes. Any net capital gains recognized by a Portfolio will be distributed to its investors without need to offset (for Federal income tax purposes) such gains against any capital losses of another Portfolio.

CODE OF ETHICS

     The Fund has adopted a Code of Ethics which restricts to a certain extent personal transactions by access persons of the Fund and imposes certain disclosure and reporting obligations.

                         FINANCIAL STATEMENTS

     The Financial Statements of the Institutional Class Shares of the DSI Disciplined Value, Limited Maturity Bond and Money Market Portfolios and the Financial Highlights for the respective periods presented which appear in the DSI Portfolios' 1994 Annual Report to Shareholders, and the reports thereon of Price Waterhouse LLP, independent accountants, also appearing therein, are incorporated by reference into this Statement of Additional Information. An Annual Report may be obtained, without charge, by writing to the Fund or by calling The Regis Service Center at 1-800-638-7983.

           APPENDIX - DESCRIPTION OF SECURITIES AND RATINGS


I. DESCRIPTION OF BOND RATINGS

     Excerpts from Moody's Investors Service, Inc. ("Moody's") description of its highest bond ratings: Aaa - judged to be the best quality; carry the smallest degree of investment risk; Aa - judged to be of high quality by all standards; A - possess many favorable investment attributes and are to be considered as higher medium grade obligations; Baa - considered as lower medium grade obligations, i.e., they are neither highly protected nor poorly secured.

     Excerpts from Standard & Poor's Corporation ("S&P") description of its highest bond ratings: AAA - highest grade obligations; possess the ultimate degree of protection as to principal and interest; AA - also qualify as high grade obligations, and in the majority of instances differs from AAA issues only in small degree; A - regarded as upper medium grade; have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe; BBB - regarded as borderline between definitely sound obligations and those where the speculative element begins to predominate; this group is the lowest which qualifies for commercial bank investment.

II. DESCRIPTION OF MORTGAGE-BACKED SECURITIES

     Mortgage-backed securities represent an ownership interest in a pool of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. The mortgagor's monthly payments to his/her lending institution are "passed-through" to investors. Most issuers or poolers provide guarantees of payments, regardless of whether or not the mortgagor actually makes the payment. The guarantees made by issuers or poolers are supported by various forms of credit, collateral, guarantees or insurance, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private issuers can meet their obligations under the policies. Mortgage-backed securities issued by private issuers, whether or not such securities are subject to guarantees, may entail greater risk. If there is no guarantee provided by the issuer, mortgage-backed securities purchased will be rated investment grade by Moody's or S&P.

UNDERLYING MORTGAGES

     Pools consist of whole mortgage loans or participations in loans. The majority of these loans are made to purchasers of 1-4 family homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate, fixed-term mortgages, the DSI Portfolios authorized to purchase mortgage-backed securities may purchase pools of variable rate mortgages (VRM), growing equity mortgages (GEM), graduated payment mortgages (GPM) and other types where the principal and interest payment procedures vary. VRM's are mortgages which reset the mortgage's interest rate on pools of VRM's. GPM and GEM pools maintain constant interest rates, with varying levels of principal repayment over the life of the mortgage. These different interest and principal payment procedures should not impact a Portfolio's net asset value since the prices at which these securities are valued each day will reflect the payment procedure.

     All poolers apply standards for qualification to local lending institutions which originate mortgages for the pools. Poolers also establish credit standards and underwriting criteria for individual mortgages included in the pools. In addition, many mortgages included in pools are insured through private mortgage insurance companies.

AVERAGE LIFE

     The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayment is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions.

     As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. For pools of fixed-rate 30-year mortgages, common industry practice is to assume that prepayments will result in a 12-year average life. Pools of mortgages with other maturities of different characteristics will have varying assumptions for average life.

RETURNS ON MORTGAGE-BACKED SECURITIES

     Yields on mortgage-backed pass-through securities are typically quoted on the maturity of the underlying instruments and the associated average life assumption. Actual prepayment experience may cause the yield to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yields of the Portfolios. The compounding effect from reinvestment of monthly payments received by a Portfolio will increase its yield to shareholders, compared to bonds that pay interest semiannually.

ABOUT MORTGAGE-BACKED SECURITIES

     Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments resulting from the sale of the underlying residential property, refinancing or foreclosure net of fees or costs which may be incurred. Some mortgage-backed securities are described as "modified pass-through." These securities entitle the holders to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make the payment.

     Residential mortgage loans are pooled by the Federal Home Loan Mortgage Corporation (FHLMC). FHLMC is a corporate instrumentality of the U.S. Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PC's") which represent interests in mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal.

     The Federal National Mortgage Association (FNMA) is a Government sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA.

     The principal Government guarantor of mortgage-backed securities is the Government National Mortgage Association (GNMA). GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by approved institutions and backed by pools of FHA-insured or VA-guaranteed mortgages.

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Pools created by such non-governmental issuers generally offer a higher rate of interest than Government and Government-related pools because there are no direct or indirect Government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. The insurance and guarantees are issued by Governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers can meet their obligations under the policies. Mortgage-backed securities purchased for the DSI Total Return Portfolio, and the DSI Limited Maturity Bond Portfolio will, however, be rated of investment grade quality by Moody's or S&P.

     The DSI Limited Maturity Bond Portfolio expects that Governmental or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is mortgage instruments whose principal or interest payment may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage-backed securities are developed and offered to investors, the Portfolio will, consistent with its investment objective and policies, consider making investments in such new types of securities.

III. DESCRIPTION OF U.S. GOVERNMENT SECURITIES

     The term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the United States
Government, and by various instrumentalities which have been established or sponsored by the United States Government.

     U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by Federal agencies and U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States.

     In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as the Government National Mortgage Association are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the Treasury, if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and Federal National Mortgage Association, is not guaranteed by the United States, but those institutions are protected by the discretionary authority of the U.S. Treasury to purchase certain amounts of their securities to assist the institution in meetings its debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the Federal Home Loan Mortgage Corporation, are federally chartered institutions under Government supervision, but their debt securities are backed only by the credit worthiness of those institutions, not the U.S. Government.

     Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and The Tennessee Valley Authority.

IV. DESCRIPTION OF FOREIGN INVESTMENTS

     Investors should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies. Since the securities of foreign companies are frequently denominated in foreign currencies, the Fund's Portfolios may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

     As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and they may have policies that are not comparable to those of domestic companies, there may be less information available about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.

     Although the Fund will endeavor to achieve the most favorable execution costs in its Portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

     Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from the companies comprising the Fund's Portfolios. However, these foreign withholding taxes are not expected to have a significant impact.

                                    UAM FUNDS
                                 ICM PORTFOLIOS
                           INSTITUTIONAL CLASS SHARES

                        SUPPLEMENT DATED JANUARY 22, 1996
                TO THE STATEMENT OF ADDITIONAL INFORMATION DATED
               FEBRUARY 28, 1995 AS SUPPLEMENTED OCTOBER 31, 1995

The following information supplements the "Investment Adviser" section:

                              ICM EQUITY PORTFOLIO

PHILOSOPHY/STYLE:
ICM employs an investment strategy and approach which can best be characterized as bottom up and value oriented. In selecting stocks for purchase, ICM looks for companies which have strong financial and operating characteristics and whose shares are selling at valuations below that of the market in general, and below the average of the companies' own historic valuation ranges. The primary indicator of value to ICM is a low price to earnings ratio both on trailing twelve month earnings and one year forward earnings estimates. Other indicators of value include low price to book value, low price to cash flow, and low price to revenue per share. In addition to analyzing company financial statements and talking to management, ICM's research includes analysis of suppliers and competitors as well as consulting with outside research sources.

REPRESENTATIVE INSTITUTIONAL CLIENTS:
          -    State of Maryland
          -    Johns Hopkins (Hospital)
          -    State of Kentucky
          -    NYNEX
          -    TRW Corp.
          -    Major League Baseball Players
          -    Wisconsin Power & Light

It is not known whether the listed clients approve or disapprove of the Adviser or the advisory services provided. The Adviser used objective criteria in compiling the client list, such as account size, geographic location and client classification. The Adviser did not use any performance based criteria.

                                  PART B
                           THE REGIS FUND, INC.
                       ICM SMALL COMPANY PORTFOLIO
                           ICM EQUITY PORTFOLIO
                        INSTITUTIONAL CLASS SHARES
                   STATEMENT OF ADDITIONAL INFORMATION
                            February 28, 1995


     This Statement is not a Prospectus but should be read in conjunction with The Regis Fund, Inc.'s Prospectus relating to the ICM Small Company and ICM Equity Portfolios' Institutional Class Shares dated February 28, 1995. To obtain the Prospectus, please call The Regis Service Center:

                              1-800-638-7983



                            TABLE OF CONTENTS

                                                                       PAGE
                                                                       ----
Investment Objectives and Policies . . . . . . . . . . . . . . . . . .    1
Purchase of Shares . . . . . . . . . . . . . . . . . . . . . . . . . .    4
Redemption of Shares . . . . . . . . . . . . . . . . . . . . . . . . .    4
Shareholder Services . . . . . . . . . . . . . . . . . . . . . . . . .    5
Investment Limitations . . . . . . . . . . . . . . . . . . . . . . . .    6
Management of the Fund . . . . . . . . . . . . . . . . . . . . . . . .    8
Investment Adviser . . . . . . . . . . . . . . . . . . . . . . . . . .    8
Portfolio Transactions . . . . . . . . . . . . . . . . . . . . . . . .    9
Administrative Services  . . . . . . . . . . . . . . . . . . . . . . .    9
Performance Calculations . . . . . . . . . . . . . . . . . . . . . . .   10
General Information  . . . . . . . . . . . . . . . . . . . . . . . . .   13
Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . .   14
Appendix -- Description of Securities and Ratings  . . . . . . . . . .   14

                    INVESTMENT OBJECTIVES AND POLICIES

     The following policies supplement the investment policies of the Portfolios as set forth in the Prospectus:

SECURITIES LENDING

     The Portfolios may lend their investment securities to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending their investment securities, the Portfolios attempt to increase their income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolios. The Portfolios may lend their investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, as amended, (the "1940 Act") or the rules and regulations or interpretations of the Securities and Exchange
Commission (the "Commission") thereunder, which currently require that
(a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic
U.S. bank, or securities issued or guaranteed by the United States
Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolios at any time, and (d) the Portfolios receive reasonable interest on the loan (which may include the Portfolios investing any cash collateral in interest bearing short-term investments), any distribution on the loaned securities and any increase in their market value. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Directors.

     At the present time, the Staff of the Commission does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and are approved by the investment company's Directors. The Portfolios will continue to retain any voting rights with respect to the loaned securities. If a material event occurs affecting an investment on loan, the loan must be called and the securities voted.

FUTURES CONTRACTS

     The Portfolios may enter into futures contracts, options, and options on futures contracts for the purposes of remaining fully invested and reducing transactions costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government agency.

     Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

     Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded.

     After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

     Traders in futures contracts may be broadly classified as either "hedgers" or "speculators". Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from a fluctuation in interest rates. The Portfolios intend to use futures contracts only for hedging purposes.

     Regulations of the CFTC applicable to the Fund require that all of its futures transactions constitute bonafide hedging transactions or that the Fund's commodity futures and option positions be for other purposes, to the extent that the aggregate initial margins and premiums required to establish such non-hedging positions do not exceed five percent of the liquidation value of a Portfolio. A Portfolio will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, the Portfolio expects that approximately 75% of its futures contracts purchases will be "completed"; that is, equivalent amounts of related securities will have been purchased or are being purchased by the Portfolio upon sale of open futures contracts.

     Although techniques other than the sale and purchase of futures contracts could be used to control the Portfolios' exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Portfolios will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS

     The Portfolios will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of their initial margin deposits on open contracts exceeds 5% of the market value of its total assets. In addition, the Portfolios will not enter into futures contracts to the extent that their outstanding obligations to purchase securities under these contracts would exceed 20% of their total assets.

RISK FACTORS IN FUTURES TRANSACTIONS

     The Portfolio will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Portfolios would continue to be required to make daily cash payments to maintain their required margin. In such situations, if the Portfolios have insufficient cash, they may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Portfolios may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the Portfolios' ability to effectively hedge.

     The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contracts would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in excess of the amount invested in the contract. However, because the futures strategies of the Portfolio is engaged in only for hedging purposes, the Adviser does not believe that the Portfolios are subject to the risks of loss frequently associated with futures transactions. The Portfolios would presumably have sustained comparable losses if, instead of the futures contract, they had invested in the underlying financial instrument and sold it after the decline.

     Utilization of futures transactions by the Portfolios does involve the risk of imperfect or no correlation where the securities underlying a futures contract have different maturities than the portfolio securities being hedged. It is also possible that the Portfolios could lose money on futures contracts and also experience a decline in value of portfolio securities. There is also the risk of loss by the Portfolios of margin deposits in the event of bankruptcy of a broker with whom the Portfolios have an open position in a futures contract or related option.

     Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days, with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

FEDERAL TAX TREATMENT OF FUTURES CONTRACTS

     Except for transactions the Portfolios have identified as hedging transactions, the Portfolios are required for Federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on regulated futures contracts as of the end of the year as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Furthermore, sales of futures contracts which are intended to hedge against a change in the value of securities held by the Portfolios may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

     In order for the Portfolios to continue to qualify for Federal income tax treatment as a regulated investment company, at least 90% of their gross income for a taxable year must be derived from qualifying income: i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income derived with respect to its business of investing in such securities or currencies. In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of the Portfolios' annual gross income. It is anticipated that any net gain realized from the closing out of futures contracts will be considered a gain from the sale of securities and therefore will be qualifying income for purposes of the 90% requirement. In order to avoid realizing excessive gains on securities held for less than three months, the Portfolio may be required to defer the closing out of futures contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on futures contracts, which have been open for less than three months as of the end of the Portfolios' fiscal year and which are recognized for tax purposes, will not be considered gains on securities held for less than three months for the purposes of the 30% test.

     The Portfolios will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes (including unrealized gains at the end of the Portfolios' fiscal year) on futures transactions. Such distributions will be combined with distributions of capital gains realized on the Portfolios' other investments and shareholders will be advised on the nature of the payments.

                              PURCHASE OF SHARES

     Shares of each Portfolio may be purchased without a sales commission, at the net asset value per share next determined after an order is received in proper form by the Fund, and payment is received by the Fund's Custodian. The minimum initial investment required is $100,000 with certain exceptions as may be determined from time to time by the officers of the Fund. An order received in proper form prior to the close of the New York Stock Exchange ("Exchange") will be executed at the price computed on the date of receipt; and an order received not in proper form or after the close of the Exchange will be executed at the price computed on the next day the Exchange is open after proper receipt. The Exchange will be closed on the following days: Good Friday, April 14, 1995; Memorial Day, May 29, 1995; Independence Day, July 4, 1995; Labor Day, September 4, 1995; Thanksgiving Day, November 23, 1995; Christmas Day, December 25, 1995; New Year's Day, January 1, 1996; and Presidents' Day, February 19, 1996.

     Each Portfolio reserves the right in its sole discretion (1) to suspend the offering of its shares, (2) to reject purchase orders when in the judgement of management such rejection is in the best interest of the Fund, and (3) to reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of the Portfolio's shares.

                             REDEMPTION OF SHARES

REDEMPTIONS

     Each Portfolio may suspend redemption privileges or postpone the date of payment (i) during any period that both the Exchange and custodian bank are closed, or trading on the Exchange is restricted as determined by the Commission, (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the Commission may permit. The Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Directors may deem advisable; however, payment will be made wholly in cash unless the Directors believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "Valuation of Shares" and a redeeming shareholder would normally incur brokerage expenses if these securities were converted to cash.

     No charge is made by a Portfolio for redemptions. Any redemption may be more or less than the shareholder's initial cost depending on the market value of the securities held by a Portfolio.

SIGNATURE GUARANTEES

     To protect your account, the Fund and Mutual Funds Service Company ("the Administrator") from fraud, signature guarantees are required for certain redemptions. The purpose of signature guarantees is to verify the identity of the person who has authorized a redemption from your account. Signature guarantees are required in connection with (1) all redemptions when the proceeds are to be paid to someone other than the registered owner(s) and/or registered address; or (2) share transfer requests.

     Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A complete definition of eligible guarantor institutions is available from the Administrator. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program.

     The signature guarantee must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

                             SHAREHOLDER SERVICES

     The following supplements the shareholder services information set forth in the Prospectus:

EXCHANGE PRIVILEGE

     Institutional Class Shares of each ICM Portfolio may be exchanged for Institutional Class Shares of the other ICM Portfolios. In addition, Institutional Class Shares of each ICM Portfolio may be exchanged for any other Institutional Class Shares of a Portfolio included in The Regis Family of Funds which is comprised of the Fund and The Regis Fund II. (See the list of Portfolios of The Regis Family of Funds -- Institutional Class Shares in the Prospectus.) Exchange requests should be made by calling the Fund (1-800-638-7983) or by writing to The Regis Fund, Inc., The Regis Fund Service Center, c/o Mutual Funds Service Company, P.O. Box 2798, Boston, MA 02208-2798. The exchange privilege is only available with respect to Portfolios that are registered for sale in a shareholder's state of residence.

     Any such exchange will be based on the respective net asset values of the shares involved. There is no sales commission or charge of any kind. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. You may obtain a Prospectus for the Portfolio(s) you are interested in by calling The Regis Service Center at 1-800-638-7983.

     Exchange requests may be made either by mail or telephone. Telephone exchanges will be accepted only if the certificates for the shares to be exchanged are held by the Fund for the account of the shareholder and the registration of the two accounts will be identical. Requests for exchanges received prior to 4:00 p.m. (Eastern Time) will be processed as of the close of business on the same day. Requests received after 4:00 p.m. will be processed on the next business day. Neither the Fund nor the Administrator, the Fund's transfer agent, will be responsible for the authenticity of the exchange instructions received by telephone. Exchanges may also be subject to limitations as to amounts or frequency, and to other restrictions established by the Board of Directors to assure that such exchanges do not disadvantage the Fund and its shareholders.

     For Federal income tax purposes an exchange between Funds is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Fund's, an exchange between series of a Fund was also deemed to be a taxable event. It is likely, therefore that a capital gain or loss would be realized on an exchange between Portfolios; you may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.

TRANSFER OF SHARES

     Shareholders may transfer shares of the Fund's Portfolios to another person or entity by making a written request to the Fund. The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered owners and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Redemption of Shares". As in the case of redemptions, the written request must be received in good order before any transfer can be made.

                            INVESTMENT LIMITATIONS

     Each Portfolio is subject to the following restrictions which are fundamental policies and in the case of the ICM Small Company Portfolio may not be changed without the approval of the lesser of: (1) at least 67% of the voting securities of the Portfolio present at a meeting if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Portfolio. A Portfolio will not:

     (1) invest in commodities except that the Portfolio may invest in futures contracts and options to the extent that not more than 5% of a Portfolio's assets are required as deposit to secure obligations under futures contracts;

     (2) purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate;

     (3) make loans except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitation described in (10) below) which are publicly distributed, and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the Commission thereunder;

     (4) purchase on margin or sell short except as specified in (1) above;*

     (5) with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;

     (6) with respect as to 75% of its assets, purchase securities of any issuer (except obligations of the United States Government and its instrumentalities) if as the result more than 5% of the Portfolio's total assets, at the time of purchase, would be invested in the securities of such issuer;

     (7) purchase or retain securities of an issuer if those officers and Directors of the Fund or its investment adviser owning more than 12 of 1% of such securities together own more than 5% of such securities;*

     (8) borrow money, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 10% of the ICM Small Company Portfolio's gross assets (33-1/3% for the ICM Equity Portfolio) valued at the lower of market or cost, and the

               Portfolio may not purchase additional securities when borrowings exceed 5% of total gross assets;

     (9) pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value;*

     (10)      underwrite the securities of other issuers;

     (11) invest more than an aggregate of 10% of the assets of the ICM Small Company Portfolio (15% of the assets of the ICM Equity Portfolio*), determined at the time of investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets, including repurchase agreements having maturities of more than seven days;

     (12) invest for the purpose of exercising control over management of any company;*

     (13) invest its assets in securities of any investment company, except in connection with merger, acquisition of assets or consolidation;*

     (14) invest more than 5% of its assets at the time of purchase in the securities of companies that have (with predecessors) continuous operations consisting of less than three years;*

     (15) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or instruments issued by U.S. banks when the Portfolio adopts a temporary defensive position; and

     (16)      write or acquire options or interests in oil, gas or other mineral exploration or development programs.*

     ------------------

     * This restriction is a non-fundamental policy of the ICM Equity Portfolio. Therefore, it may be changed by the Fund's Board of Directors upon a reasonable notice to investors.

     In addition, both the ICM Small Company and ICM Equity Portfolios are subject to the following limitations which are not fundamental policies and may be changed without shareholder approval:

     (1) The Portfolio may not purchase warrants if, by reason of such purchase, more than 5% of the value of the Portfolio's net assets (taken at market value) would be invested in warrants, valued at the lower of cost or market. Included within this amount, but not to exceed 2% of the value of the Portfolio's net assets, may be warrants that are not listed on a recognized stock exchange.

     (2) The Portfolio may not invest in real estate limited partnership interests.

     (3) The Portfolio may not invest in oil, gas or other mineral leases.

                            MANAGEMENT OF THE FUND

OFFICERS AND DIRECTORS

     The Fund's officers, under the supervision of the Board of Directors, manage the day-to-day operations of the Fund. The Directors set broad policies for the Fund and choose its officers. A list of the Directors and officers of the Fund and a brief statement of their present positions and principal occupations during the past 5 years is set forth in the Portfolio's Prospectus. As of January 31, 1995, the Directors and officers of the Fund owned less than 1% of the Fund's outstanding shares.

REMUNERATION OF DIRECTORS AND OFFICERS

     The Fund pays each Director, who is not also an officer or affiliated person, a $150 quarterly retainer fee per active Portfolio which currently amounts to $4,350 per quarter. In addition, each unaffiliated Director receives a $2,000 meeting fee which is aggregated for all of the Directors and allocated proportionately among the Portfolios of the Fund and The Regis Fund II as well as the AEW Commercial Mortgage Securities Fund, Inc. and reimbursement for travel and other expenses incurred while attending Board meetings. Directors who are also officers or affiliated persons receive no remuneration for their services as Directors. The Fund's officers and employees are paid by either the Adviser, United Asset Management Corporation ("UAM"), or the Administrator and receive no compensation from the Fund.

PRINCIPAL HOLDERS OF SECURITIES

     As of January 31, 1995, the following persons or organizations held of record or beneficially 5% or more of the shares of the ICM Portfolios, as noted.

  ICM SMALL COMPANY PORTFOLIO:   Major League Baseball Players Benefit Plan,
Baltimore, MD, 18.9%; Jas & Co., St. Cloud, MN, 5.7%; and North Carolina Trust Company, Greensboro, NC, 5.4%.

  ICM EQUITY PORTFOLIO: ICM/United Asset Management Corporation Profit Sharing & 401(k) Plan, Baltimore, MD, 57.7%; U.S. Trust Company of New York, Trustee, Cor-Box, Inc. Profit Sharing & 401(k) Plan, New York, NY, 20.7%*; and Garrison Forest School, Baltimore, MD, 6.8%.

     The persons or organizations listed above as owning 25% or more of the outstanding shares of a Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) such Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of such Portfolio.

----------------------

* Denotes shares held by a trustee or other fiduciary for which beneficial ownership is disclaimed or presumed disclaimed.

                              INVESTMENT ADVISER

CONTROL OF ADVISER

     Investment Counselors of Maryland, Inc. (the "Adviser") is a wholly-owned subsidiary of UAM, a holding company incorporated in Delaware in December, 1980 for the purpose of acquiring and owning firms engaged primarily in institutional investment management. Since its first acquisition in August, 1983, UAM has acquired or organized approximately 42 such wholly-owned affiliated firms (the "UAM Affiliated Firms"). UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients. Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to operate under their own firm name, with their own leadership and individual investment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them.

ADVISORY FEES

     As compensation for services rendered by the Adviser under the Investment Advisory Agreement, the Portfolios pay the Adviser an annual fee, in monthly installments, calculated by applying the following annual percentage rates to the Portfolios' average net assets for the month:

                                                                 Rate
                                                                ------
        ICM Small Company Portfolio . . . . . . . . . . . . . . 0.700%
        ICM Equity Portfolio  . . . . . . . . . . . . . . . . . 0.625%

     For the fiscal years ended October 31, 1992, 1993 and 1994 the ICM Small Company Portfolio paid advisory fees of approximately $361,000, $487,000, and $701,000, respectively, to the Adviser. Advisory fees of approximately $1,000 and $16,000 were incurred by the ICM Equity Portfolio and reimbursed by the Adviser for the fiscal years ended October 31, 1993 and 1994.

                            PORTFOLIO TRANSACTIONS

     The Investment Advisory Agreements authorize the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for each Portfolio and directs the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Portfolio. In doing so, a Portfolio may pay higher commission rates than the lowest rate available when the Adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction. It is not the Fund's practice to allocate brokerage or principal business on the basis of sales of shares which may be made through broker-dealer firms. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend the Fund's Portfolios or who act as agents in the purchase of shares of the Portfolios for their clients. During the fiscal years ended, October 31, 1992, 1993, and 1994, the entire Fund paid brokerage commissions of approximately $1,248,000, $1,592,000, and $2,402,000, respectively.

     Some securities considered for investment by a Portfolio may also be appropriate for other clients served by the Adviser. If purchases or sales of securities consistent with the investment policies of a Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Directors.

                           ADMINISTRATIVE SERVICES

     Effective February 1, 1992, the Administrator, an affiliate of United States Trust Company of New York, provides administrative, fund accounting, dividend disbursing and transfer agency services to the Fund under an Administration Agreement. Prior to February 1, 1992, administrative services were provided to the ICM Small Company Portfolio by The Vanguard Group, ("Vanguard") under a similar agreement. For its services, the Portfolio paid Vanguard a monthly fee which on an annual basis equaled 0.20 of 1% of the first
$200 million of the aggregate net assets of the Fund; 0.12 of 1% of the next $800 million of the aggregate net assets of the Fund; and .08 of 1% of the aggregate net assets of the Fund in excess of $1 billion. This fee was allocated based on the relative net assets of each Portfolio, provided, however, that the minimum annual fee equaled $50,000 for each active
Portfolio. For the year ended October 31, 1992, administrative services fees paid by the ICM Small Company Portfolio totaled $68,000, of which $16,081 was paid to Vanguard and $51,919 was paid to the Administrator. During the fiscal year ended October 31, 1993, administrative services fees paid to the Administrator by the ICM Small Company and ICM Equity Portfolios totaled $94,000 and $1,000, respectively. The basis of the fees paid to the Administrator for the 1992 and 1993 fiscal years was as follows: the Fund paid a monthly fee for its services which on an annualized basis equaled 0.16 of 1% of the first $200 million of the aggregate net assets of the Fund; plus
0.12 of 1% of the next $800 million of the aggregate net assets of the Fund; plus 0.06 of 1% of the aggregate net assets in excess of $1 billion. The fees were allocated among the Portfolios on the basis of their relative assets and were subject to a graduated minimum fee schedule per Portfolio, which rose from $1,000 per month upon inception of a Portfolio to $50,000 annually after two years. During the fiscal year ended October 31, 1994, administrative services fees paid by the ICM Small Company and ICM Equity Portfolios totaled $125,000 and $28,000, respectively. The services provided by the Administrator and the current fees payable to the Administrator are described in the Portfolios' Prospectus.

                           PERFORMANCE CALCULATIONS

PERFORMANCE

     The Fund may from time to time quote various performance figures to illustrate the Fund's past performance.

     Performance quotations by investment companies are subject to rules adopted by the Commission, which require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the Commission. Current yield and average annual compounded total return quotations used by the Fund are based on the standardized methods of computing performance mandated by the Commission. An explanation of those and other methods used by the Fund to compute or express performance follows.

TOTAL RETURN

     The average annual total return is determined by finding the average annual compounded rates of return over 1, 5, and 10 year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5 and 10 year period and the deduction of all applicable Fund expenses on an annual basis.

     The average annual total return for the ICM Small Company Portfolio from inception and for the one and five year periods ended on the date of the Financial Statements included herein are 16.11%, 4.59% and 18.02%, respectively. The average annual total return for the ICM Equity Portfolio from inception and for the one year period ended on the date of the Financial Statements included herein are 5.52% and 6.63%, respectively.

     These figures were calculated according to the following formula:

        P (1 + T)n = ERV

where:

       P = a hypothetical initial payment of $1,000
       T = average annual total return
       n = number of years
     ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods at the end of the 1, 5, or 10 year periods (or fractional portion thereof).

YIELD

     Current yield reflects the income per share earned by a Portfolio's investment.

     Current yield is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period.

     This figure was obtained using the following formula:

        Yield = 2 [(a - b + 1)6 - 1]
                    -----
                     cd

where:

     a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive income distributions d = the maximum offering price per share on the last day of the period.

COMPARISONS

     To help investors better evaluate how an investment in a Portfolio of the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. The following publications, indices and averages may be used:

(a) Dow Jones Composite Average or its component averages -- an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

(b) Standard & Poor's 500 Stock Index or its component indices -- an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividend.

(c) The New York Stock Exchange composite or component indices -- unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

(d) Wilshire 5000 Equity index or its component indices -- represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

(e) Lipper -- Mutual Fund Performance Analysis and Lipper -- Fixed Income Fund Performance Analysis -- measures total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestments of all distributions, exclusive of any applicable sales charges.

(f) Morgan Stanley Capital International EAFE Index and World Index -- respectively, arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East, and over 1,400 securities listed on the stock exchanges of these continents, including North America.

(g) Goldman Sachs 100 Convertible Bond Index -- currently includes 67 bonds and 33 preferred. The original list of names was generated by screening for convertible issues of 100 million or greater in market capitalization. The index is priced monthly.

(h) Salomon Brothers GNMA Index -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

(i) Salomon Brothers High Grade Corporate Bond Index -- consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

(j) Salomon Brothers Broad Investment Grade Bond -- is a market-weighted index that contains approximately 4,700 individually priced investment grade corporate bonds rated BBB or better, U.S. Treasury/agency issues and mortgage pass-through securities.

(k) Lehman Brothers LONG-TERM Treasury Bond -- is composed of all bonds covered by the Lehman Brothers Treasury Bond Index with maturities of 10 years or greater.

(l) The Lehman Brothers Intermediate Government/Corporate Index is an unmanaged index composed of a combination of the Government and Corporate Bond Indices. All issues are investment grade (BBB) or higher, with maturities of one to ten years and an outstanding par value of at least $100 million for U.S. Government issues and $25 million for others. The Government Index includes public obligations of the U.S. Treasury, issues of Government agencies, and corporate debt backed by the U.S. Government. The Corporate Bond Index includes fixed-rate nonconvertible corporate debt. Also included are Yankee Bonds and nonconvertible debt issued by or guaranteed by foreign or international governments and agencies. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income.

(m) The Lehman Brothers Aggregate Index is a fixed income market value-weighted index that combines the Lehman Brothers Government/Corporate Index and the Lehman Brothers Mortgage-Backed Securities Index. It includes fixed rate issues of investment grade
     (BBB) or higher, with maturities of at least one year and outstanding par values of at least $100 million for U.S. Government issues and $25 million for others.

(n) NASDAQ Industrial Index -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

(o) Value Line -- composed of over 1,600 stocks in the Value Line Investment Survey.

(p) Russell 2000 -- composed of the 2,000 smallest stocks in the Russell 3000, a market value weighted index of the 3,000 largest
     U.S. publicly-traded companies.

(q) Composite Indices -- 70% Standard & Poor's 500 Stock Index and 30% NASDAQ Industrial Index; 35% Standard & Poor's 500 Stock Index and 65% Salomon Brothers High Grade Bond Index; all stocks on the NASDAQ system exclusive of those traded on an exchange, and 65% Standard & Poor's 500 Stock Index and 35% Salomon Brothers High Grade Bond Index.

(r) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. -- analyzes price, current yield, risk, total return and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

(s) Mutual Fund Source Book, published by Morningstar, Inc. -- analyzes price, yield, risk and total return for equity funds.

(t) Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Investor's Daily, Lipper Analytical Services, Inc.,

     Morningstar, Inc., New York Times, Personal Investor, Wall Street Journal and Weisenberger Investment Companies Service -- publications that rate fund performance over specified time periods.

(u) Consumer Price Index (or cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of change, over time in the price of goods and services in major expenditure groups.

(v) Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates -- historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. Treasury bills and inflation.

(w) Savings and Loan Historical Interest Rates -- as published in the U.S. Savings & Loan League Fact Book.

(x) Historical data supplied by the research departments of First Boston Corporation, the J.P. Morgan companies, Salomon Brothers, Merrill Lynch, Pierce, Fenner & Smith, Lehman Brothers, Inc. and Bloomberg L.P.

     In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of investments in the Fund's Portfolios, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its performance. In addition, there can be no assurance that the Fund will continue this performance as compared to such other averages.

                             GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

     The Fund was organized under the name "ICM Fund, Inc." as a Maryland corporation on October 11, 1988. On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." The Fund's principal executive office is located at 803 Cathedral Street, Baltimore, MD 21201; however, all investor correspondence should be addressed to the Fund at The Regis Service Center, c/o Mutual Funds Service Company, P.O. Box 2798, Boston, MA 02208-2798. The Fund's Articles of Incorporation, as amended, authorize the Directors to issue 3,000,000,000 shares of common stock, $.001 par value. The Board of Directors has the power to designate one or more series (Portfolios) or classes of common stock and to classify or reclassify any unissued shares with respect to such Portfolios. Currently, the Fund is offering shares of 29 Portfolios.

     The shares of each Portfolio of the Fund, when issued and paid for as provided for in its Prospectuses, will be fully paid and nonassessable, and have no preference as to conversion, exchange, dividends, retirement or other features. The shares of each Portfolio of the Fund have no preemptive rights. The shares of the Fund have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of the Fund.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

     The Fund's policy is to distribute substantially all of the Portfolios' net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains) taxes on it and the imposition of the Federal excise tax on undistributed income and capital gains (see discussion under "Dividends, Capital Gains Distributions and Taxes" in the Portfolios' Prospectus). The amounts of any income dividends or capital gains distributions cannot be predicted.

     Any dividend or distribution paid shortly after the purchase of shares of a Portfolio by an investor may have the effect of reducing the per share net asset value of that Portfolio by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes as set forth in the Portfolios' Prospectus.

     As set forth in the Portfolios' Prospectus, unless the shareholder elects otherwise in writing, all dividend and capital gains distributions are automatically received in additional shares of the Portfolio at net asset value (as of the business day following the record date). This will remain in effect until the Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected. An account statement is sent to shareholders whenever an income dividend or capital gains distribution is paid.

     Each Portfolio of the Fund will be treated as a separate entity (and hence as a separate "regulated investment company") for Federal tax purposes. Any net capital gains recognized by a Portfolio will be distributed to its investors without need to offset (for Federal income tax purposes) such gains against any net capital losses of another Portfolio.

CODE OF ETHICS

     The Fund has adopted a Code of Ethics which restricts to a certain extent personal transactions by access persons of the Fund and imposes certain disclosure and reporting obligations.

                             FINANCIAL STATEMENTS

     The Financial Statements of the ICM Small Company Portfolio and the ICM Equity Portfolio for the fiscal period ended October 31, 1994 and the Financial Highlights for the respective periods presented which appear in the Portfolios' 1994 Annual Reports to Shareholders and the report thereon of Price Waterhouse LLP, the Fund's independent accountants, also appearing therein, are incorporated by reference into this Statement of Additional Information. Annual Reports may be obtained, without charge, by writing to the Fund or by calling The Regis Service Center at 1-800-638-7983.

             APPENDIX -- DESCRIPTION OF SECURITIES AND RATINGS

I.  DESCRIPTION OF BOND RATINGS

     Excerpts from Moody's Investors Service, Inc. ("Moody's") description of its highest bond ratings: Aaa -- judged to be the best quality; carry the smallest degree of investment risk: Aa -- judged to be of high quality by all standards; A -- possess many favorable investment attributes and are to be considered as higher medium grade obligations; Baa -- considered as lower medium grade obligations, i.e., they are neither highly protected nor poorly secured.

     Excerpts from Standard & Poor's Corporation ("S&P") description of its highest bond ratings: AAA -- highest grade obligations; possess the ultimate degree of protection as to principal and interest; AA -- also qualify as high grade obligations, and in the majority of instances differs from AAA issues only in small degree; A -- regarded as upper medium grade; have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe; BBB -- regarded as borderline between definitely sound obligations and those where the speculative element begins to predominate; this group is the lowest which qualifies for commercial bank investment.

II.  DESCRIPTION OF U.S. GOVERNMENT SECURITIES

     The term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government.

     U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by Federal agencies and U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States.

     In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assess a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank,

Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as the GNMA are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the U.S. Treasury, if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and FNMA, is not guaranteed by the United States, but those institutions are protected by the discretionary authority of the U.S. Treasury to purchase certain amounts of their securities to assist the institution in meeting its debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit
System and the FHLMC, are federally chartered institutions under Government supervision, but their debt securities are backed only by the credit worthiness of those institutions, not the U.S. Government.

     Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Maritime
Administration, Small Business Administration, and the Tennessee Valley
Authority.

III.  DESCRIPTION OF COMMERCIAL PAPER

     The Portfolios may invest in commercial paper (including variable amount master demand notes) rated A-1 or better by S&P or Prime-1 by Moody's or by S&P. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangement between the issuer and a commercial bank acting as agent for the payees of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. As variable amount master demand notes are direct lending arrangements between a lender and a borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with the Portfolio's investment in variable amount master demand notes, the Adviser's investment management staff will monitor, on an ongoing basis, the earning power, cash flow and other liquidity ratios of the issuer and the borrower's ability to pay principal and interest on demand.

     Commercial paper rated A-1 by S&P has the following characteristics:
(1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances;
(5) typically, the issuer's industry is well established, and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is A-1, A-2 or A-3. The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer;
(2) economic evaluation of the issuer's industry or industries and the appraisal of speculative-type risks which may be inherent in certain areas;
(3) evaluation of the issuer's products in relation to completion and customer acceptance; (4) liquidity; (5) amount and quality of long term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of issuer of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

IV.  BANK OBLIGATIONS

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations of commercial banks. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. As a result of these adjustments, the interest rate on these obligations may increase or decrease periodically. Frequently, dealers selling variable rate certificates of deposit to the Portfolio will agree to repurchase such instruments, at the Portfolio's option, at par on or near the coupon dates. The dealers' obligations to repurchase these instruments are subject to conditions imposed by various dealers. Such conditions typically are the continued credit standing of the issuer and the existence of reasonably orderly market conditions. The Portfolio is also able to sell variable rate certificates of deposit in the secondary market. Variable rate certificates of deposit normally carry a higher interest rate than comparable fixed rate certificates of deposit. A banker's acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction to finance the import, export, transfer or storage of goods. The borrower is liable for payment as well as the bank which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in the secondary markets prior to maturity.

V.  DESCRIPTION OF FOREIGN INVESTMENTS

     Investors should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies. Since the securities of foreign companies are frequently denominated in foreign currencies, a Portfolio may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

     As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and they may have policies that are not comparable to those of domestic companies, there may be less information available about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.

     Although the Fund will endeavor to achieve the most favorable execution costs in its portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

     Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recoverable portion of foreign withholding taxes will reduce the income received from the companies comprising the Fund's Portfolios. However, these foreign withholding taxes are not expected to have a significant impact.

                                    UAM FUNDS
                                MCKEE PORTFOLIOS
                           INSTITUTIONAL CLASS SHARES

                        SUPPLEMENT DATED JANUARY 22, 1996
                TO THE STATEMENT OF ADDITIONAL INFORMATION DATED
                  FEBRUARY 28, 1995 AS AMENDED AUGUST 23, 1995
                      AND AS SUPPLEMENTED OCTOBER 31, 1995

The following information supplements the "Investment Adviser" section:

                      MCKEE INTERNATIONAL EQUITY PORTFOLIO

PHILOSOPHY/STYLE:
C.S. McKee's philosophical approach to all asset classes is to be opportunistic while controlling risk. This approach captures opportunity, when available, to provide capital growth, consistent with the Fund's pursuit of total return while quantifying and controlling risk to protect capital. The purpose of this approach is to generate favorable results through a high quality, low risk portfolio. C.S. McKee's approach is to look for companies which are statistically inexpensive yet have improving fundamentals. A number of statistical measures are used to rank the initial pool of over 2,000 stocks.
The top-ranking stocks are then subjected to fundamental analytical screens prior to investment.

REPRESENTATIVE INSTITUTIONAL CLIENTS:
          -    Blue Cross of Western Pennsylvania
          -    City of Pittsburgh
          -    Dickinson's School of Law
          -    Edgewater Steel Corporation
          -    ServiStar Incorporated

It is not known whether the listed clients approve or disapprove of the Adviser or the advisory services provided. The Adviser used objective criteria in compiling the client list, such as account size, geographic location and client classification. The Adviser did not use any performance based criteria.

                                     PART B



                              THE REGIS FUND, INC.

                         MCKEE U.S. GOVERNMENT PORTFOLIO

                         MCKEE DOMESTIC EQUITY PORTFOLIO

                      MCKEE INTERNATIONAL EQUITY PORTFOLIO

                           INSTITUTIONAL CLASS SHARES

                       STATEMENT OF ADDITIONAL INFORMATION

                                FEBRUARY 28, 1995
                          (AS AMENDED AUGUST 23, 1995)


     This Statement is not a Prospectus but should be read in conjunction with The Regis Fund, Inc.'s Prospectus relating to the McKee U.S. Government, McKee Domestic Equity and McKee International Equity Portfolios' Institutional Class Shares dated February 28, 1995 (as supplemented August 23, 1995). To obtain the Prospectus, please call The Regis Service Center:

                                 1-800-638-7983


                                TABLE OF CONTENTS

                                                            PAGE

     Investment Objectives and Policies. . . . . . . . . .    2
     Purchase of Shares. . . . . . . . . . . . . . . . . .    4
     Redemption of Shares. . . . . . . . . . . . . . . . .    5
     Shareholder Services. . . . . . . . . . . . . . . . .    5
     Investment Limitations. . . . . . . . . . . . . . . .    6
     Management of the Fund. . . . . . . . . . . . . . . .    7
     Investment Adviser. . . . . . . . . . . . . . . . . .    7
     Portfolio Transactions. . . . . . . . . . . . . . . .    8
     Administration Services . . . . . . . . . . . . . . .    8
     Performance Calculations. . . . . . . . . . . . . . .    8
     General Information . . . . . . . . . . . . . . . . .   11
     Financial Statements. . . . . . . . . . . . . . . . .   12
     Appendix-Description of Securities and Ratings. . . .   A-1

                       INVESTMENT OBJECTIVES AND POLICIES

     The following policies supplement the investment objectives and policies of the McKee Portfolios as set forth in the Prospectus for the McKee Portfolios:

SECURITIES LENDING

     Each Portfolio may lend its investment securities to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a Portfolio attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. Each Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, as amended, (the "1940 Act") or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "Commission") thereunder, which currently require that
(a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments). All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Directors.

     At the present time, the Staff of the Commission does not object if an investment company pays reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by the investment company's Directors. The Portfolio will continue to retain any voting rights with respect to the loaned securities. If a material event occurs affecting an investment on a loan, the loan must be called and the securities voted.

INVESTMENTS IN FOREIGN SECURITIES

     Investors in the McKee International Equity Portfolio should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies. Since the securities of foreign companies are frequently denominated in foreign currencies, the Portfolio may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

     As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and they may have policies that are not comparable to those of domestic companies, there may be less information available about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.

     Although the McKee International Equity Portfolio will endeavor to achieve the most favorable execution costs in its portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

     Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recoverable portion of foreign withholding taxes will reduce the income received from the companies comprising the Portfolio's investments. However, these foreign withholding taxes are not expected to have a significant impact.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

     The U.S. dollar value of the assets of the McKee International Equity Portfolio may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Portfolio may incur costs in connection with conversions between various currencies. The Portfolio will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward foreign currency exchange contracts ("forward contracts") to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for such trades.

     The McKee International Equity Portfolio may enter into forward contracts in several circumstances. When the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

     Additionally, when the Portfolio anticipates that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The Portfolio does not intend to enter into such forward contracts to protect the value of portfolio securities on a regular or continuous basis. The Portfolio will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio securities or other assets denominated in that currency.

     Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the performance of the Portfolio will thereby be served. The Fund's Custodian will place cash, U.S. government securities, or high-grade debt securities into a segregated account of the Portfolio in an amount equal to the value of the Portfolio's total assets committed to the consummation of forward contracts. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will be equal to the amount of the Portfolio's commitments with respect to such contracts.

     The Portfolio generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, the Portfolio may either sell the security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

     It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for the Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

     If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or loss (as described below) to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between the Portfolio entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio would suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

     The Portfolio's dealings in forward contracts will be limited to the transactions described above. Of course, the Portfolio is not required to enter into such transactions with regard to their foreign currency-denominated securities. It also should be realized that this method of protecting the value of portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

FEDERAL TAX TREATMENT OF FORWARD CONTRACTS

     In order for the McKee International Equity Portfolio to continue to qualify for Federal income tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), at least 90% of its gross income for a taxable year must be derived from certain qualifying income, i.e., dividends, interest, income derived from loans of securities and gains from the sale or other disposition of stock, securities or foreign currencies, or other related income, including gains from forward contracts, derived with respect to its business investing in stock, securities or currencies. Any net gain realized from the closing out of forward contracts will, therefore, generally be qualifying income for purposes of the 90% requirement. Qualification as a regulated investment company also requires that less than 30% of the Portfolio's gross income be derived from the sale or other disposition of stock, securities or forward contracts (including certain foreign currencies not directly related to the Fund's business of investing in stock or securities) held less than three months. In order to avoid realizing excessive gains on securities held for less than three months, the McKee International Equity Portfolio may be required to defer the closing out of contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on contracts which have been open for less than three months as of the end of the Portfolio's taxable year, and which are recognized for tax purposes, will not be considered gains on securities held for less than three months for the purposes of the 30% test.

     The Portfolio will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes (including unrealized gains at the end of the Portfolio's taxable year) on regulated futures transactions. Such distribution will be combined with distributions of capital gains realized on the Portfolio's other investments, and shareholders will be advised on the nature of the payment.

                               PURCHASE OF SHARES

     Shares of each Portfolio may be purchased without a sales commission at the net asset value per share next determined after an order is received in proper form by the Fund and payment is received by the Fund's custodian. The minimum initial investment required for the Portfolio is $100,000 with certain exceptions as may be determined from time to time by the officers of the Fund. An order received in proper form prior to the 4:00 p.m. close of the New York Stock Exchange ("Exchange") will be executed at the price computed on the date of receipt; and an order received not in proper form or after the 4:00 p.m. close of the Exchange will be executed at the price computed on the next day the Exchange is open after proper receipt. The Exchange will be closed on the following days: Good Friday, April 14, 1995; Memorial Day, May 29, 1995; Independence Day, July 4, 1995; Labor Day, September 4, 1995; Thanksgiving Day, November 23, 1995; Christmas Day, December 25, 1995; New Year's Day, January 1, 1996; and Presidents' Day, February 19, 1996.

     The Portfolio reserves the right in its sole discretion (1) to suspend the offering of its shares, (2) to reject purchase orders when in the judgement of management such rejection is in the best interests of the Fund, and (3) to reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of a Portfolio's shares.

                              REDEMPTION OF SHARES

     The Portfolio may suspend redemption privileges or postpone the date of payment (1) during any period that both the Exchange and custodian bank are closed or trading on the Exchange is restricted as determined by the Commission,
(2) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Portfolio to dispose of securities owned by it or to fairly determine the value of its assets, and (3) for such other periods as the Commission may permit. The Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid, in whole or in part, in investment securities or in cash as the Directors may deem advisable; however, payment will be made wholly in cash unless the Directors believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "Valuation of Shares" and a redeeming shareholder would normally incur brokerage expenses if these securities were converted to cash.

     No charge is made by the Portfolio for redemptions. Any redemption may be more or less than the shareholder's initial cost depending on the market value of the securities held by the Portfolio.

SIGNATURE GUARANTEES

     To protect your account, the Fund and Mutual Funds Service Company (the "Administrator") from fraud, signature guarantees are required for certain redemptions. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareowner(s) or the registered address or (2) share transfer requests. The purpose of signature guarantees is to verify the identity of the party who has authorized a redemption.

     Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A complete definition of eligible guarantor institution is available from the Administrator. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signatures guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program.

     The signature guarantee must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

                              SHAREHOLDER SERVICES

     The following supplements the shareholder services information set forth in the McKee Portfolio's Prospectus:

EXCHANGE PRIVILEGE

     Institutional Class Shares of each McKee Portfolio may be exchanged for Institutional Class Shares of the other McKee Portfolios. In addition, Institutional Class Shares of each McKee Portfolio may be exchanged for any other Institutional Class Shares of a Portfolio included in The Regis Family of Funds which is comprised of the Fund and The Regis Fund II. (See the list of Portfolios of The Regis Family of Funds - Institutional Class Shares at the end of the Prospectus.) Exchange requests should be made by calling the Fund (1-800-638-7983) or by writing to The Regis Fund, Inc., The Regis Service Center, c/o Mutual Funds Service Company, P.O. Box 2798, Boston, MA 02208-2798. The exchange privilege is only available with respect to Portfolios that are registered for sale in the shareholder's state of residence.

     Any such exchange will be based on the respective net asset values of the shares involved. There is no sales commission or charge of any kind. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. You may obtain a Prospectus for the Portfolio(s) you are interested in by calling The Regis Service Center at 1-800-638-7983.

     Exchange requests may be made either by mail or telephone. Telephone exchanges will be accepted only if the certificates for the shares to be exchanged are held by the Fund for the account of the shareholder and the registration of the two accounts will be identical. Requests for exchanges received prior to 4:00 p.m. (Eastern Time) will be processed as of the close of business on the same day. Requests received after 4:00 p.m. will be processed on the next business day. Neither the Fund nor the Administrator will be responsible for the authenticity of the exchange instructions received by telephone. Exchanges may also be subject to limitations as to amounts or frequency, and to other restrictions established by the Board of Directors to assure that such exchanges do not disadvantage the Fund and its shareholders.

     For Federal income tax purposes an exchange between Portfolios is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Fund's, an exchange between series of a Fund was also deemed to be a taxable event. It is likely, therefore, that a capital gain or loss would be realized on an exchange between Portfolios; you may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.

                             INVESTMENT LIMITATIONS

     The following limitations supplement those set forth in the Prospectus. Whenever an investment limitation sets forth a percentage limitation on investment or utilization of assets, such limitation shall be determined immediately after and as a result of the Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered when determining whether the investment complies with the Portfolio's investment limitations. The Portfolio's fundamental investment limitations cannot be changed without approval by a "majority of the outstanding shares" (as defined in the 1940 Act) of the Portfolio. The Portfolio will not:

  (1)  invest in physical commodities or contracts on physical commodities;

  (2) purchase or sell real estate or real estate limited partnerships, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate;

  (3) make loans except (i) by purchasing debt securities in accordance with its investment objectives and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the Commission thereunder;

  (4)  underwrite the securities of other issuers;

  (5) invest in stock or bond futures and/or options on futures unless (i) not more than 5% of the Portfolio's assets are required as deposit to secure obligations under such futures and/or options on futures contracts provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing such 5% and (ii) not more than 20% of the Portfolio's assets are invested in stock or bond futures and options;

  (6)  purchase on margin or sell short except as specified in (5) above;

  (7) purchase or retain securities of an issuer if those officers and directors of the Fund or its investment adviser owning more than 1/2 of 1% of such securities together own more than 5% of such securities;

  (8) invest more than an aggregate of 15% of the assets of the Portfolio, determined at the time of investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets;

  (9) invest for the purpose of exercising control over management of any company; and

 (10) write or acquire options or interests in oil, gas or other mineral exploration or development programs.

                             MANAGEMENT OF THE FUND

OFFICERS AND DIRECTORS

     The Fund's officers, under the supervision of the Board of Directors, manage the day-to-day operations of the Fund. The Directors set broad policies for the Fund and elect its officers. A list of the Directors and officers of the Fund and a brief statement of their present positions and principal occupations during the past 5 years is set forth in the Fund's Prospectus. As of July 31, 1995, the Directors and officers of the Fund owned less than 1% of the Fund's outstanding shares.

REMUNERATION OF DIRECTORS AND OFFICERS

     The Fund pays each Director, who is not also an officer or affiliated person, a $150 quarterly retainer fee per active Portfolio which currently amounts to $4,350 per quarter. In addition, each unaffiliated Director receives a $2,000 meeting fee which is aggregated for all of the Directors and allocated proportionately among the Portfolios of the Fund and The Regis Fund II as well as the AEW Commercial Mortgage Securities Fund, Inc. and reimbursement for travel and other expenses incurred while attending Board meetings. Directors who are also officers or affiliated persons receive no remuneration for their service as Directors. The Fund's officers and employees are paid by either the Adviser, United Asset Management Corporation ("UAM"), or the Administrator and receive no compensation from the Fund.

PRINCIPAL HOLDERS OF SECURITIES

     As of July 31, 1995, the following persons or organizations held of record or beneficially 5% or more of the shares of the Portfolio, as noted.

     MCKEE U.S. GOVERNMENT PORTFOLIO: The Franciscans & Vice Province of the Holy Savior, Pittsburgh, PA, 25.3%; Local #485 Entemanns Sales Persons Annuity Trust Fund Teamsters #485, Pittsburgh, PA, 24.6%; Hartnat & Co., Boston, MA, 18.9%; Economy Borough Employees Fund, Baden, PA, 15.8%; and Norton H. Reamer, John F. McNamara, William H. Park, Trustees for C.S. McKee Profit Sharing and 401(k) Plan, Pittsburgh, PA, 7.5%*.

     MCKEE DOMESTIC EQUITY PORTFOLIO: Hartnat & Co., Boston, MA, 37.2%; The Franciscans & Vice Province of the Holy Savior, Pittsburgh, PA, 27.2%; Economy Borough Employees Fund, Baden, PA, 18.5%; and Norton H. Reamer, John F. McNamara, William H. Park, Trustees for C.S. McKee Profit Sharing and 401(k) Plan, Pittsburgh, PA, 14.8%*.

     MCKEE INTERNATIONAL EQUITY PORTFOLIO: Saxon & Co., Trustee for Westmoreland County Employees' Retirement Fund, Philadelphia, PA, 20.6%*; Lehigh County Employees' Retirement Fund, Allentown, PA, 12.3%; USBANCO Trust Company for Cambria Co., Johnstown, PA, 8.9%*; Saxon & Co., Trustee for Cumberland County Employees' Retirement Fund, Phildelphia, PA, 7.6%; Delaware County Employees' Retirement Fund, Media, PA, 7.1%; Keystone Financial Inc., Altoona, PA, 6.1%*; Lancaster County Employees' Retirement Fund, Lancaster, PA, 5.5%; and Saxon & Co., Trustee for Butler City Retirement Fund, Philadelphia, PA, 5.5%*.

     The persons or organizations owning 25% or more of the outstanding shares of a Portfolio may be presumed to "control" (as that term is defined in the 1940
Act) such Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of such Portfolio.

____________
* Denotes shares held by a trustee or other fiduciary for which beneficial ownership is disclaimed or presumed disclaimed.

                               INVESTMENT ADVISER

CONTROL OF ADVISER

     C.S. McKee & Company (the "Adviser") is a wholly-owned subsidiary of UAM, a holding company incorporated in Delaware in December 1980 for the purpose of acquiring and owning firms engaged primarily in institutional investment management. Since its first acquisition in August 1983, UAM has acquired or organized approximately 44 such wholly-owned affiliated firms (the "UAM Affiliated Firms"). UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients.

     Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to operate under their own firm name, with their own leadership and individual investment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them.

ADVISORY FEES

     As compensation for services rendered by the Adviser under the Investment Advisory Agreement, the Portfolio pays the Adviser an annual fee in monthly installments, calculated by applying the following annual percentage rates to each Portfolio's average daily net assets for the month:


               McKee U.S. Government Portfolio . . .  0.45%
               McKee Domestic Equity Portfolio . . .  0.65%
               McKee International Equity Portfolio.  0.70%


     For the period from May 26, 1994 (commencement of operations) to October 31, 1994, McKee International Equity Portfolio paid advisory fees of approximately $93,000.

                            PORTFOLIO TRANSACTIONS

     The Investment Advisory Agreements authorize the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Portfolios and direct the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Portfolios. In doing so, a Portfolio may pay higher commission rates than the lowest rate available when the Adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction. It is not the Fund's practice to allocate brokerage or effect principal transactions with dealers on the basis of sales of shares which may be made through broker-dealer firms. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend the Fund's Portfolios or who act as agents in the purchase of shares of the Portfolios for their clients. During the fiscal years ended, October 31, 1992, 1993 and 1994, the entire Fund paid brokerage commissions of approximately $1,248,000, $1,592,000 and $2,402,000, respectively.

     Some securities considered for investment by the Portfolios may also be appropriate for other clients served by the Adviser. If purchases or sales of securities consistent with the investment policies of a Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Directors.

                            ADMINISTRATIVE SERVICES

For the period from May 26, 1994 (commencement of operations) to October 31, 1994, administrative services fees paid to the Administrator by the McKee International Equity Portfolio totaled $21,000. The services provided by the Administrator and the current fees payable to the Administrator are described in the Portfolios' Prospectus.

                            PERFORMANCE CALCULATIONS

PERFORMANCE

     The Portfolio may from time to time quote various performance figures to illustrate past performance. Performance quotations by investment companies are subject to rules adopted by the Commission, which require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the Commission. An explanation of those and other methods used to compute or express performance follows.

YIELD

     Current yield reflects the income per share earned by the Portfolio's investment. The current yield of the McKee U.S. Government Portfolio is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period. The yield for the McKee U.S. Government Portfolio for the 30-day period ended on July 31, 1995 was 5.56%.

     This figure was obtained using the following formula:

                               6
          Yield = 2[( a-b + 1 ) - 1]
                      ---
                      cd
where:

 a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive income distributions d = the maximum offering price per share on the last day of the period.

TOTAL RETURN

     The average annual total return of a Portfolio is determined by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5 and 10 year period and the deduction of all applicable Fund expenses on an annual basis.

     The cumulative total return for the McKee International Equity Portfolio from inception on May 26, 1994 to April 30, 1995, the date of the Financial Statements incorporated herein, is -1.30%.

     The cumulative total return for the McKee U.S. Government and McKee Domestic Equity Portfolios from inception, on March 2, 1995 to July 31, 1995, the date of the financial statements included herein are 5.90% and 14.63%, respectively.

     Average annual total return is calculated according to the following formula:

                n
          P(1+T)  = ERV

where:

 P   =  a hypothetical initial payment of $1,000
 T   =  average annual total return
 n   =  number of years
 ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

COMPARISONS

     To help investors better evaluate how an investment in the Portfolio of the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. The following publications, indices and averages may be used:

(a) Dow Jones Composite Average or its component averages - an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

(b) Standard & Poor's 500 Stock Index or its component indices - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividend.

(c) The New York Stock Exchange composite or component indices - unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

(d) Wilshire 5000 Equity index or its component indices - represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

(e) Lipper - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measure total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

(f) Morgan Stanley Capital International EAFE Index and World Index - respectively, arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East, and over 1,400 securities listed on the stock exchanges of these continents, including North America.

(g) Goldman Sachs 100 Convertible Bond Index - currently includes 67 bonds and 33 preferred. The original list of names was generated by screening for convertible issues of 100 million or greater in market capitalization. The index is priced monthly.

(h) Salomon Brothers GNMA Index - includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

(i) Salomon Brothers High Grade Corporate Bond Index - consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

(j) Salomon Brothers Broad Investment Grade Bond - is a market-weighted index that contains approximately 4,700 individually priced investment grade corporate bonds rated BBB or better, U.S. Treasury/agency issues and mortgage pass through securities.

(k) Lehman Brothers LONG-TERM Treasury Bond - is composed of all bonds covered by the Lehman Brothers Treasury Bond Index with maturities of 10 years or greater.

(l) NASDAQ Industrial Index - is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

(m) Value Line - composed of over 1,600 stocks in the Value Line Investment Survey.

(n) Russell 2000 - composed of the 2,000 smallest stocks in the Russell 3000, a market value weighted index of the 3,000 largest U.S. publicly-traded companies.

(o) Composite indices - 70% Standard & Poor's 500 Stock Index and 30% NASDAQ Industrial Index; 35% Standard & Poor's 500 Stock Index and 65% Salomon Brothers High Grade Bond Index; all stocks on the NASDAQ system exclusive of those traded on an exchange, and 65% Standard & Poor's 500 Stock Index and 35% Salomon Brothers High Grade Bond Index.

(p) CDA Mutual Fund Report published by CDA Investment Technologies, Inc. - analyzes price, current yield, risk, total return and average rate of return (average compounded growth rate) over specified time periods for the mutual fund industry.

(q) Mutual Fund Source Book published by Morningstar, Inc. - analyzes price, yield, risk and total return for equity funds.

(r) Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Wall Street Journal and Weisenberger Investment Companies Service - publications that rate fund performance over specified time periods.

(s) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change over time in the price of goods and services in major expenditure groups.

(t) Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates - historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. Treasury bills and inflation.

(u) Savings and Loan Historical Interest Rates - as published by the U.S. Savings & Loan League Fact Book.

(v) Historical data supplied by the research departments of First Boston Corporation; the J.P. Morgan companies; Salomon Brothers; Merrill Lynch, Pierce, Fenner & Smith; Lehman Brothers, Inc.; and Bloomberg L.P.

     In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of investments in the Portfolio, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Portfolio to calculate its performance. In addition, there can be no assurance that the Fund will continue this performance as compared to such other averages.

                               GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

     The Fund was organized under the name "ICM Fund, Inc." as a Maryland corporation on October 11, 1988. On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." The Fund's Articles of Incorporation, as amended, authorize the Directors to issue 3,000,000,000 shares of common stock, $.001 par value. The Board of Directors has the power to designate one or more series ("Portfolios") or classes of common stock and to classify or reclassify any unissued shares with respect to such Portfolios, without further action by shareholders. Currently, the Fund is offering shares of 29 Portfolios.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

     The Fund's policy is to distribute substantially all of the Portfolio's net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains) taxes on it and the imposition of the Federal excise tax on undistributed income and capital gains. (See discussion under "Dividends, Capital Gains Distributions and Taxes" in the Prospectus.) The amounts of any income dividends or capital gains distributions cannot be predicted.

     Any dividend or distribution paid shortly after the purchase of shares of the Portfolio by an investor may have the effect of reducing the per share net asset value of the Portfolio by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes as set forth in the Prospectus.

     As set forth in the Prospectus, unless the shareholder elects otherwise in writing, all dividend and capital gains distributions are automatically received in additional shares of the Portfolio at net asset value (as of the business day following the record date). This will remain in effect until the Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected. An account statement is sent to shareholders whenever an income dividend or capital gains distribution is paid.

     The Portfolio will be treated as a separate entity (and hence as a separate "regulated investment company") for Federal tax purposes. Any net capital gains recognized by the Portfolio will be distributed to its investors without need to offset (for Federal income tax purposes) such gains against any net capital losses of another Portfolio.

FEDERAL TAXES

     In order for the Portfolio to continue to qualify for Federal income tax treatment as a regulated investment company under the Code, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies or other income derived with respect to its business of investing in such securities or currencies. In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of the Portfolio's annual gross income.

     The Portfolio will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes. Shareholders will be advised on the nature of the payments.

CODE OF ETHICS

     The Fund has adopted a Code of Ethics which restricts to a certain extent personal transactions by access persons of the Fund and imposes certain disclosure and reporting obligations.

                              FINANCIAL STATEMENTS

     The Financial Statements of the McKee International Equity Portfolio and the Financial Highlights for the respective period presented, which appear in the Portfolio's 1994 Annual Report to Shareholders, and the reports thereon of Price Waterhouse LLP, independent accountants, also appearing therein, and the Financial Statements of the McKee U.S. Government, Domestic Equity and International Equity Portfolios and the Financial Highlights for the respective periods presented, which appear in the Portfolios' 1995 Semi-Annual Report to Shareholders, are incorporated by reference into this Statement of Additional Information. An Annual Report and Semi-Annual Report may be obtained, without charge, by writing to the Fund or by calling The Regis Service Center at 1-800-638-7983. The unaudited Financial Statements of the McKee U.S. Government and Domestic Equity Portfolios from inception on March 2, 1995 to July 31, 1995 and the Financial Highlights relating to the same period are contained in this Statement of Additional Information.

McKEE U.S. GOVERNMENT PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS
JULY 31, 1995 (UNAUDITED)

                                                                     Face
                                                                   Amount       Value
                                                                    (000)        (000)+
---------------------------------------------------------------------------------------
 CORPORATE BONDS (11.3%)
---------------------------------------------------------------------------------------
 Banks (0.2%)
       NationsBank Corp 5.125%, 9/15/98. . . . . . . . . . .        $   5     $     5
---------------------------------------------------------------------------------------
 Financial Services (1.1%)
       Dean Witter Discover & Co. 6.00%, 3/1/98. . . . . . .           15          15
       Lehman Brothers Holdings 7.625%, 6/15/97. . . . . . .           15          15
                                                                            -----------
                                                                                   30
---------------------------------------------------------------------------------------
 Insurance (0.5%)
       Travelers Inc. 5.75%, 4/15/98 . . . . . . . . . . . .           15          15
---------------------------------------------------------------------------------------
 Retail (1.1%)
       J.C. Penny & Co. 5.375%, 11/15/98 . . . . . . . . . .           15          15
       Walmart Stores 5.50%, 9/15/97 . . . . . . . . . . . .           15          15
                                                                            -----------
                                                                                   30
---------------------------------------------------------------------------------------
 Utilities (8.4%)
       Pacific Bell Telephone 6.25%, 3/1/05. . . . . . . . .          130         123
       Pacific Gas & Electric 5.875%, 10/1/05. . . . . . . .          130         118
                                                                            -----------
                                                                                  241
---------------------------------------------------------------------------------------
 TOTAL CORPORATE BONDS (Cost $324)                                                321
---------------------------------------------------------------------------------------
 U.S. GOVERNMENT AGENCY SECURITIES (20.2%)
---------------------------------------------------------------------------------------
       Federal Home Loan Mortgage Corp.
           7.225%, 5/17/05 . . . . . . . . . . . . . . . . .           15          15
           7.50%, 7/1/25 . . . . . . . . . . . . . . . . . .          235         235
           7.65%, 5/10/05. . . . . . . . . . . . . . . . . .           10          10
           7.974%, 4/20/05 . . . . . . . . . . . . . . . . .           60          61
                                                                            -----------
                                                                                  321
---------------------------------------------------------------------------------------
       Federal National Mortgage Association
           6.75%, 6/25/20. . . . . . . . . . . . . . . . . .          125         122
           7.92%, 3/30/05. . . . . . . . . . . . . . . . . .           30          31
           8.00%, 4/13/05. . . . . . . . . . . . . . . . . .           70          72
           8.01%, 4/1/05 . . . . . . . . . . . . . . . . . .           30          31
                                                                            -----------
                                                                                  256
---------------------------------------------------------------------------------------
 TOTAL U.S. GOVERNMENT AGENCY SECURITIES (Cost $568)                              577
---------------------------------------------------------------------------------------
 COLLATERALIZED MORTGAGE OBLIGATIONS (2.9%)
 U.S. Government Agencies (1.0%)
       Federal National Mortgage Association
           Series 93-87 H 6.50%, 10/25/21. . . . . . . . . .           13          12
           Series 93-136 PD, PAC 6.25%, 11/25/21 . . . . . .           10           9
           Series 93-139 H, PAC 6.75%, 12/25/21. . . . . . .            9           9
                                                                            -----------
                                                                                   30
---------------------------------------------------------------------------------------
 Financial Services (1.9%)
       Advanta Mortgage Loan Trust 1994-1 A1
           6.30%, 7/25/25. . . . . . . . . . . . . . . . . .           56          53
---------------------------------------------------------------------------------------
 TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $83)                              83
---------------------------------------------------------------------------------------
 U.S. GOVERNMENT SECURITIES (63.5%)
       U.S. Treasury Bonds
           7.875%, 2/15/21 . . . . . . . . . . . . . . . . .          287         318
---------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                                     Face
                                                                   Amount       Value
                                                                    (000)        (000)+
---------------------------------------------------------------------------------------
       U.S. Treasury Notes
           6.125%, 7/31/96 . . . . . . . . . . . . . . . . .        $ 125     $   125
           6.25%, 2/15/03. . . . . . . . . . . . . . . . . .          555         550
           6.75%, 6/30/99. . . . . . . . . . . . . . . . . .           25          26
           7.125%, 9/30/99 . . . . . . . . . . . . . . . . .          328         339
           7.25%, 8/15/04. . . . . . . . . . . . . . . . . .          105         110
           7.50%, 1/31/96. . . . . . . . . . . . . . . . . .           50          51
           7.50%, 2/15/05. . . . . . . . . . . . . . . . . .          275         295
                                                                            -----------
                                                                                1,496
---------------------------------------------------------------------------------------
 TOTAL U.S. GOVERNMENT SECURITIES (Cost $1,795)                                 1,814
---------------------------------------------------------------------------------------
 TOTAL INVESTMENTS (97.9%) (Cost $2,770) . . . . . . . . . .                    2,795
---------------------------------------------------------------------------------------
 OTHER ASSETS AND LIABILITIES (2.1%)
---------------------------------------------------------------------------------------
       Cash. . . . . . . . . . . . . . . . . . . . . . . . .                       11
       Interest Receivable . . . . . . . . . . . . . . . . .                       61
       Receivable due from Investment Adviser. . . . . . . .                        9
       Payable for Investment Advisory Fees. . . . . . . . .                       (1)
       Payable for Administrative Fees . . . . . . . . . . .                       (3)
       Payable for Directors' Fees . . . . . . . . . . . . .                       (1)
       Other Liabilities . . . . . . . . . . . . . . . . . .                      (15)
                                                                            -----------
                                                                                   61
---------------------------------------------------------------------------------------
 NET ASSETS (100%)
       Applicable to 272,883 outstanding $.001 par value shares
         Institutional Class shares. . . . . . . . . . . . .                  $ 2,856
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
 NET ASSET VALUE, OFFERING AND REDEPTION PRICE PER SHARE . .                  $10.47
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
+      See Note A to Financial Statements
PAC -  Planned Amortization Class

    The accompanying notes are an integral part of the financial statements.

MCKEE U.S. GOVERNMENT PORTFOLIO
STATEMENT OF OPERATIONS


                                                                        MARCH 2,
                                                                        1995* TO
                                                                   JULY 31, 1995
(IN THOUSANDS)                                                       (UNAUDITED)
--------------------------------------------------------------------------------
INVESTMENT INCOME
  Interest . . . . . . . . . . . . . . . . . . . . . . . . .            $58
--------------------------------------------------------------------------------
      Total Income . . . . . . . . . . . . . . . . . . . . .             58
--------------------------------------------------------------------------------
EXPENSES
  Investment Advisory Fees - Note B
      Basic Fees . . . . . . . . . . . . . . . . . . . . . .   $4
      Less: Fees Waived. . . . . . . . . . . . . . . . . . .   (4)
                                                             -----
  Administrative Fees - Note C . . . . . . . . . . . . . . .             12
  Custodian Fees . . . . . . . . . . . . . . . . . . . . . .              3
  Audit Fees . . . . . . . . . . . . . . . . . . . . . . . .              8
  Directors' Fees - Note F . . . . . . . . . . . . . . . . .              1
  Registration and Filing Fees . . . . . . . . . . . . . . .              2
  Printing Fees. . . . . . . . . . . . . . . . . . . . . . .              4
  Other Expenses . . . . . . . . . . . . . . . . . . . . . .              1
  Fees Reimbursed by Adviser - Note B. . . . . . . . . . . .            (23)
--------------------------------------------------------------------------------
     Net Expenses. . . . . . . . . . . . . . . . . . . . . .              8
--------------------------------------------------------------------------------
NET INVESTMENT INCOME. . . . . . . . . . . . . . . . . . . .             50
--------------------------------------------------------------------------------
NET REALIZED GAIN ON INVESTMENTS . . . . . . . . . . . . . .             46
--------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION
  ON INVESTMENTS . . . . . . . . . . . . . . . . . . . . . .             25
--------------------------------------------------------------------------------
TOTAL NET REALIZED GAIN AND NET CHANGE IN
  UNREALIZED APPRECIATION. . . . . . . . . . . . . . . . . .             71
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS. . . . . . . . . . . . . . . . .           $121
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
*Commencement of Operations





    The accompanying notes are an integral part of the financial statements.

MCKEE U.S. GOVERNMENT PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                                   MARCH 2, 1995
                                                                        1995* TO
                                                                   JULY, 31 1995
(IN THOUSANDS)                                                       (UNAUDITED)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income. . . . . . . . . . . . . . . . . . .            $50
  Net Realized Gain. . . . . . . . . . . . . . . . . . . . .             46
  Net Change in Unrealized Appreciation. . . . . . . . . . .             25
--------------------------------------------------------------------------------
    Net Increase in Net Assets Resulting from Operations . .            121
--------------------------------------------------------------------------------
DISTRIBUTIONS:
  Net Investment Income. . . . . . . . . . . . . . . . . . .            (32)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  Issued - Regular . . . . . . . . . . . . . . . . . . . . .          3,002
         - In Lieu of Cash Distributions . . . . . . . . . .             31
  Redeemed . . . . . . . . . . . . . . . . . . . . . . . . .           (266)
--------------------------------------------------------------------------------
    Net Increase from Capital Share Transactions . . . . . .          2,767
--------------------------------------------------------------------------------
  Total Increase . . . . . . . . . . . . . . . . . . . . . .          2,856
Net Assets:
  Beginning of Period. . . . . . . . . . . . . . . . . . . .              -
--------------------------------------------------------------------------------
  End of Period (2). . . . . . . . . . . . . . . . . . . . .         $2,856
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(1) Shares Issued and Redeemed:
   Shares Issued . . . . . . . . . . . . . . . . . . . . . .            295
   In Lieu of Cash Distributions . . . . . . . . . . . . . .              3
   Shares Redeemed . . . . . . . . . . . . . . . . . . . . .            (25)
--------------------------------------------------------------------------------
                                                                        273
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(2) Net Assets Consist of:
   Paid in Capital . . . . . . . . . . . . . . . . . . . . .         $2,767
   Undistributed Net Investment Income . . . . . . . . . . .             18
   Accumulated Net Realized Gain . . . . . . . . . . . . . .             46
   Unrealized Appreciation . . . . . . . . . . . . . . . . .             25
                                                                 -----------
                                                                     $2,856
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
*Commencement of Operations

    The accompanying notes are an integral part of the financial statements.

MCKEE U.S. GOVERNMENT PORTFOLIO
FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUSTANDING THROUGHOUT THE PERIOD

                                                                MARCH 2,
                                                                1995** TO
                                                              JULY 31, 1995
                                                               (UNAUDITED)
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD . . . . . . . . . . . .      $10.00
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
     Net Investment Income . . . . . . . . . . . . . . . . .        0.19  +
     Net Unrealized Gain on Investments. . . . . . . . . . .        0.40
--------------------------------------------------------------------------------
        Total From Investment Operations . . . . . . . . . .        0.59
--------------------------------------------------------------------------------
DISTRIBUTIONS:
     Net Investment Income . . . . . . . . . . . . . . . . .       (0.12)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD . . . . . . . . . . . . . . .      $10.47
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL RETURN . . . . . . . . . . . . . . . . . . . . . . . .        5.90%++
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA

Net Assets, End of Period (Thousands). . . . . . . . . . . .      $2,856
Ratio of Net Expenses to Average Net Assets. . . . . . . . .        0.88 %*
Ratio of Net Investment Income to Average Net Assets . . . .        5.53 %*
Portfolio Turnover Rate. . . . . . . . . . . . . . . . . . .         107  %
--------------------------------------------------------------------------------

*    Annualized.
**   Commencement of Operations.
+ Net of voluntary waived fees and reimbursed expenses of $0.10 per share for the period ended July 31, 1995.
++ Total return would have been lower had certain fees not been waived and reimbursed by the Adviser during the period.


    The accompanying notes are an integral part of the financial statements.

MCKEE DOMESTIC EQUITY PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS
JULY 31, 1995 (UNAUDITED)

                                                                         VALUE
                                                            SHARES      (000)+
-------------------------------------------------------------------------------
 COMMON STOCKS (97.9%)
-------------------------------------------------------------------------------
 Apparel & Textiles (0.7)
      Delta Woodside Industries, Inc. ................       3,100      $   27
-------------------------------------------------------------------------------
 Automotive (2.5%)
      General Motors Corp. ...........................       2,100         102
-------------------------------------------------------------------------------
 Banks (5.3%)
      Bank of Boston Corp. ...........................       1,100          48
      First Commerce Corp. ...........................       1,300          39
      First Union Corp. ..............................       1,600          78
      Mellon Bank Corp. ..............................       1,400          56
                                                                    -----------
                                                                           221
-------------------------------------------------------------------------------
 Beverages, Tobacco, & Household Products (2.3%)
      Philip Morris Cos., Inc. .......................       1,350          97
-------------------------------------------------------------------------------
 Building Materials (1.5%)
      Owens-Corning Fiberglass Corp. .................       1,600          63
-------------------------------------------------------------------------------
 Chemicals (2.4%)
      Akzo N.V., ADR .................................       1,500          99
-------------------------------------------------------------------------------
 Computer Services (9.5%)
      3D Systems Corp. ...............................       1,300          25
      Adaptec, Inc. ..................................       1,800          76
      Advanced Micro Devices, Inc. ...................       1,700          55
      Cheyenne Software, Inc. ........................       2,200          41
      Conner Peripherals, Inc. .......................       2,900          39
      Quantum Corp. ..................................       1,300          33
      Reynolds & Reynolds Co., Class A ...............       1,300          41
      Systems & Software Associates, Inc. ............       1,900          42
      Sterling Software, Inc. ........................       1,100          45
                                                                    -----------
                                                                           397
-------------------------------------------------------------------------------
 Conglomerates (9.8%)
      GATX Corp. .....................................       1,900          96
      ITT Corp. ......................................         750          90
      Loews Corp. ....................................         500          60
      Textron, Inc. ..................................       1,200          80
      Whitman Corp. ..................................       4,100          80
                                                                    -----------
                                                                           406
-------------------------------------------------------------------------------
 Containers - Packaging (1.4%)
      Shorewood Packaging Corp. ......................       3,500          60
-------------------------------------------------------------------------------
 Drug Retail (1.4%)
      Becton, Dickinson & Co. ........................       1,000          59
-------------------------------------------------------------------------------
 Electronics (2.0%)
      IMO Industries, Inc. ...........................       4,600          41
      Planar Systems, Inc. ...........................       2,000          41
                                                                    -----------
                                                                            82
-------------------------------------------------------------------------------
 Energy (1.6%)
      Mitchell Energy & Development Corp. ............       4,000          68
-------------------------------------------------------------------------------
 Entertainment/Leisure Time (0.4%)
      Walt Disney Co. ................................         300          18
-------------------------------------------------------------------------------

   The accompanying notes are an integral part of the financial statements.

                                                                         VALUE
                                                            SHARES      (000)+
-------------------------------------------------------------------------------
 Financial Services (4.0%)
      AT&T Capital .....................................     1,600      $   47
      Cigna Corp. ......................................       600          48
      Lehman Brothers Holdings .........................     3,200          71
                                                                    -----------
                                                                           166
-------------------------------------------------------------------------------
 Food & Beverage (0.8%)
      Ryan's Family Steak House, Inc. ..................     4,800          33
-------------------------------------------------------------------------------
 Food Wholesale (1.6%)
      Pioneer Hi-Bred International, Inc. ..............     1,600          68
-------------------------------------------------------------------------------
 Forest Products & Paper (5.0%)
      Rayonier, Inc. ...................................      1,212         47
      Willamette Industries ............................      2,600        159
                                                                    -----------
                                                                           206
-------------------------------------------------------------------------------
 Healthcare (1.2%)
      Foundation Health Co. ............................      1,400         48
-------------------------------------------------------------------------------
 Insurance (1.3%)
      Humana, Inc. .....................................      2,800         54
-------------------------------------------------------------------------------
 Machinery (3.6%)
      INDRESCO, Inc. ...................................      4,200         66
      Ingersoll-Rand Co. ...............................      2,000         84
                                                                    -----------
                                                                           150
-------------------------------------------------------------------------------
 Manufacturing (2.6%)
      Ampco-Pittsburgh Corp. ...........................      2,900         29
      Whittaker Corp. ..................................      3,400         78
                                                                    -----------
                                                                           107
-------------------------------------------------------------------------------
 Office Equipment (1.2%)
      Intelligent Electronics, Inc. ....................      3,800         50
-------------------------------------------------------------------------------
 Oil - Gas (7.3%)
      Occidental Petroleum Corp. .......................      1,800         41
      Repsol S.A. ADR ..................................      1,500         50
      Stone Energy Corp. ...............................      4,600         53
      Ultramar Corp. ...................................      3,500         93
      YPF S.A. ADR .....................................      3,900         68
                                                                    -----------
                                                                           305
-------------------------------------------------------------------------------
 Pharmaceuticals (4.6%)
      American Home Products Corp. .....................      1,000         79
      Mylan Laboratories, Inc. .........................      1,600         48
      Smithkline Beecham plc ADR .......................      1,400         63
                                                                    -----------
                                                                           190
-------------------------------------------------------------------------------
 Retail (7.3%)
      American Stores Co. ..............................      1,800         53
      Dayton-Hudson Corp. ..............................      1,650        124
      Gap, Inc. ........................................      1,750         61
      Venture Stores, Inc. .............................      2,800         18
      Waban, Inc. ......................................      2,800         47
                                                                    -----------
                                                                           303
-------------------------------------------------------------------------------
 Services (4.6%)
      Bell Atlantic Corp. ..............................      1,000         57
      Bowne & Co. ......................................      4,900         90
      Policy Management Systems Corp. ..................        800         43
                                                                    -----------
                                                                           190
-------------------------------------------------------------------------------
 Technology (1.4%)
      Avid Technology, Inc. ............................      1,300         57
-------------------------------------------------------------------------------

   The accompanying notes are an integral part of the financial statements.

                                                                         VALUE
                                                            SHARES      (000)+
-------------------------------------------------------------------------------
 Telecommunications (4.0%)
      NYNEX Corp. ......................................     1,600      $   66
      Sprint Corp. .....................................     2,100          72
      Telefonos de Mexico S.A. ADR, Class L ............       800          26
                                                                    -----------
                                                                           164
-------------------------------------------------------------------------------
 Transportation (3.2%)
      American President Cos. Ltd. .....................     2,300          65
      AMR Corp. ........................................       900          67
                                                                    -----------
                                                                           132
-------------------------------------------------------------------------------
 Utilities (3.4%)
      General Public Utilities Corp. ...................     1,800          52
      Illinova Corp. ...................................     1,900          48
      Southern New England Telecomm ....................     1,200          41
                                                                    -----------
                                                                           141
-------------------------------------------------------------------------------
 TOTAL INVESTMENTS (97.9%) (Cost $3,810)                                 4,063
-------------------------------------------------------------------------------
 OTHER ASSETS AND LIABILITIES (2.1%)
-------------------------------------------------------------------------------
      Cash .............................................                    19
      Dividends Receivable .............................                     4
      Receivable for Investments Sold ..................                   208
      Receivable due from Investment Adviser ...........                     7
      Payable for Investments Purchased ................                  (131)
      Payable for Investment Advisory Fees .............                    (2)
      Payable for Administrative Fees ..................                    (3)
      Payable for Directors' Fees ......................                    (1)
      Other Liabilities ................................                   (14)
                                                                    -----------
                                                                            87
-------------------------------------------------------------------------------
 NET ASSETS (100%)
      Applicable to 363,571 outstanding $.001 par value
       Institutional Class shares ......................                $4,150
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 NET ASSET VALUE OFFERING AND REDEMPTION PER SHARE ......                $11.41
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

 +    See Note A to Financial Statements
 ADR  American Depositary Receipt


   The accompanying notes are an integral part of the financial statements.

McKEE DOMESTIC EQUITY PORTFOLIO
STATEMENT OF OPERATIONS


                                                              MARCH 2,
                                                              1995* TO
                                                            JULY 31, 1995
(IN THOUSANDS)                                               (UNAUDITED)
---------------------------------------------------------------------------
INVESTMENT INCOME
   Dividends . . . . . . . . . . . . . . . . . . . . .             $20
   Interest. . . . . . . . . . . . . . . . . . . . . .               6
---------------------------------------------------------------------------
      Total Income . . . . . . . . . . . . . . . . . .              26
---------------------------------------------------------------------------
EXPENSES
   Investment Advisory - Note B
       Basic Fees. . . . . . . . . . . . . . . . . . .       7
       Less: Fees Waived . . . . . . . . . . . . . . .      (7)
                                                          ----
   Administrative Fees - Note C. . . . . . . . . . . .              11
   Custodian Fees. . . . . . . . . . . . . . . . . . .               2
   Audit Fees. . . . . . . . . . . . . . . . . . . . .               8
   Directors' Fees - Note F. . . . . . . . . . . . . .               1
   Registration and Filing Fees. . . . . . . . . . . .               2
   Printing Fees . . . . . . . . . . . . . . . . . . .               4
   Other Expenses. . . . . . . . . . . . . . . . . . .               1
   Fees Reimbursed by Adviser - Note B . . . . . . . .             (18)
---------------------------------------------------------------------------
      Net Expenses . . . . . . . . . . . . . . . . . .              11
---------------------------------------------------------------------------
NET INVESTMENT INCOME. . . . . . . . . . . . . . . . .              15
---------------------------------------------------------------------------
NET REALIZED GAIN ON INVESTMENTS . . . . . . . . . . .             111
---------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION
  OF INVESTMENTS . . . . . . . . . . . . . . . . . . .             253
---------------------------------------------------------------------------
TOTAL NET REALIZED GAIN AND NET CHANGE IN
  UNREALIZED APPRECIATION. . . . . . . . . . . . . . .             364
---------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS. . . . . . . . . . . . . .            $379
---------------------------------------------------------------------------
---------------------------------------------------------------------------

* Commencement of Operations

        The accompanying notes are an integral part of the financial statements.

McKEE DOMESTIC EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                             MARCH 2, 1995
                                                                1995* TO
                                                             JULY 31, 1995
(IN THOUSANDS)                                                (UNAUDITED)
---------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
   Net Investment Income . . . . . . . . . . . . . . .               1
   Net Realized Gain . . . . . . . . . . . . . . . . .             $15
   Net Change in Unrealized Appreciation . . . . . . .             111
---------------------------------------------------------------------------
     Net Increase in Net Assets Resulting from Operation           379
---------------------------------------------------------------------------
DISTRIBUTIONS:
   Net Investment Income . . . . . . . . . . . . . . .             (14)
---------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
   Issued - Regular. . . . . . . . . . . . . . . . . .           3,858
          - In Lieu of Cash Distributions. . . . . . .              14
   Redeemed. . . . . . . . . . . . . . . . . . . . . .             (87)
---------------------------------------------------------------------------
     Net Increase from Capital Share Transactions. . .           3,785
---------------------------------------------------------------------------
   Total Increase. . . . . . . . . . . . . . . . . . .           4,150
Net Assets:
   Beginning of Period . . . . . . . . . . . . . . . .               -
---------------------------------------------------------------------------
   End of Period(2). . . . . . . . . . . . . . . . . .          $4,150
---------------------------------------------------------------------------
---------------------------------------------------------------------------
(1)Shares Issued and Redeemed:
   Shares Issued . . . . . . . . . . . . . . . . . . .             370
   In Lieu of Cash Distributions . . . . . . . . . . .               1
   Shares Redeemed . . . . . . . . . . . . . . . . . .              (7)
---------------------------------------------------------------------------
                                                                   364
---------------------------------------------------------------------------
---------------------------------------------------------------------------
(2)Net Assets Consist of:
   Paid in Capital . . . . . . . . . . . . . . . . . .          $3,785
   Undistributed Net Investment Income . . . . . . . .               1
   Accumulated Net Realized Gain . . . . . . . . . . .             111
   Unrealized Appreciation . . . . . . . . . . . . . .             253
                                                              --------
                                                                $4,150
---------------------------------------------------------------------------
---------------------------------------------------------------------------

*Commencement of Operations


    The accompanying notes are an integral part of the financial statements.

McKEE DOMESTIC EQUITY
FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                              MARCH 2, 1995
                                                                1995* TO
                                                             JULY 31, 1995
                                                              (UNAUDITED)
---------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD . . . . . . . . .          $10.00
---------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
     Net Investment Income . . . . . . . . . . . . . .            0.05 +
     Net Realized & Unrealized Gain
       on Investments. . . . . . . . . . . . . . . . .            1.41
---------------------------------------------------------------------------
       Total From Investment Operations. . . . . . . .            1.46
---------------------------------------------------------------------------
DISTRIBUTIONS:
     Net Investment Income . . . . . . . . . . . . . .           (0.05)
---------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD . . . . . . . . . . . .          $11.41
---------------------------------------------------------------------------
---------------------------------------------------------------------------
TOTAL RETURN . . . . . . . . . . . . . . . . . . . . .           14.63 %++
---------------------------------------------------------------------------
---------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands). . . . . . . . .          $4,150
Ratio of Net Expenses to Average Net Assets. . . . . .            1.00 %*
Ratio of Net Investment Income to Average Net Assets .            1.39 %*
Portfolio Turnover Rate. . . . . . . . . . . . . . . .              28 %
---------------------------------------------------------------------------

*    Annualized.
**   Commencement of Operations.
+ Net of voluntary waived fees and reimbursed expenses of $0.09 per share for the period ended July 31, 1995.
++ Total return would have been lower had certain fees not been waived and reimbursed by the Adviser during the period


        The accompanying notes are an integral part of the financial statements.

                                MCKEE PORTFOLIOS
                    NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

     The Regis Fund, Inc., The Regis Fund II and AEW Commercial Mortgage Securities Fund, Inc., collectively The Regis Family of Funds (the "Funds"), were organized on October 11, 1988, May 18, 1994 and December 15, 1994, respectively, and are registered under the Investment Company Act of 1940, as amended. The Regis Fund Inc. and The Regis Fund II are registered as open-end investment companies and AEW Commercial Mortgage Securities Fund, Inc. is registered as a closed-end management investment company. The McKee U.S. Government Portfolio and McKee Domestic Equity Portfolio (the "Portfolios"), portfolios of The Regis Fund, Inc., began operations on March 2, 1995. At July 31, 1995, the Funds were comprised of thirty-three active portfolios. The financial statements of the remaining portfolios are presented separately.

     A. SIGNIFICANT ACCOUNTING POLICIES. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Portfolios in the preparation of their financial statements.

          1. SECURITY VALUATION: Equity securities listed on a U.S. securities exchange for which market quotations are readily available are valued at the last quoted sales price on the day the valuation is made or, if no sale occurred on such day, at the mean of the bid and asked prices on such day. Price information on listed securities is taken from the exchange where the security is primarily traded. Over-the-Counter and unlisted equity securities are valued between the current bid and asked prices. Fixed income securities are valued on the basis of prices provided by a pricing service which uses information with respect to transactions in fixed income securities, quotations from dealers, market transactions in comparable securities and various relationships between securities in determining value. Short-term investments that have remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, if it approximates market value.

          The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Directors.

          2. FEDERAL INCOME TAXES: It is each Portfolio's intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

          At July 31, 1995 cost and unrealized appreciation (depreciation) of investments for Federal income tax purposes were:



                                        COST      APPRECIATION     DEPRECIATION    NET
          MCKEE PORTFOLIOS              (000)        (000)             (000)      (000)
          ---------------               -----     ------------     ------------   ------
        U.S. Government. .            $  2,770   $    36          $ (11)          $  25
        Domestic Equity. .               3,810       306            (53)            253


          3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, a bank as custodian for the Portfolios takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolios have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

          4. DISTRIBUTIONS TO SHAREHOLDERS: The Portfolios will normally distribute substantially all of their net investment income to shareholders in the form of quarterly dividends. Any realized net capital gains will normally be distributed annually. All distributions are recorded on ex-dividend date.

                                MCKEE PORTFOLIOS
              NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

          The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

          5. OTHER: Security transactions are accounted for on the trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are determined based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Most expenses of the Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the Funds based on their relative net assets.

     B. ADVISORY SERVICES. C.S. McKee & Co., Inc. (the "Adviser"), a wholly-owned subsidiary of United Asset management Corporation (UAM), provides investment advisory services to the Portfolios under an Investment Advisory Agreement. Under the terms of the Investment Advisory Agreement, the Adviser is paid a fee calculated at an annual rate of 0.45% and 0.65% of the Portfolio's average daily net assets for the McKee U.S. Government and McKee Domestic Equity Portfolios, respectively. The Adviser, while not required to do so, has voluntarily agreed to reduce the fee payable to it and to reimburse other expenses, if necessary, in order to keep the expense ratios from exceeding 0.85% and 1.00% of average daily net assets for the McKee U.S. Government and McKee Domestic Equity Portfolios, respectively.

     C. ADMINISTRATIVE SERVICES. United States Trust Company of New York (the "Administrator") provides administrative, fund accounting, dividend disbursing and transfer agent services to the Funds under an Administration Agreement (the "Agreement"). Pursuant to the Agreement, the Administrator is entitled to receive a monthly fee for its services which on an annualized basis equals:
0.20 of 1% of the first $200 million of the aggregate net assets of the Funds; plus 0.12 of 1% of the next $800 million of the aggregate net assets of the Funds; plus 0.08 of 1% of the aggregate net assets in excess of $1 billion but less than $3 billion; plus 0.06 of 1% of the aggregate net assets in excess of $3 billion. The fees are allocated among the portfolios of the Funds on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio, which rises from $2,000 per month upon inception of a portfolio to $70,000 annually after two years.

     D. DISTRIBUTION SERVICES. RFI Distributors (the "Distributor") a division of Regis Retirement Plan Services Inc., a wholly-owned subsidiary of UAM, distributes the shares of the Portfolios. The Distributor does not receive any fee or other compensation with respect to the Portfolios.

     E. PURCHASES AND SALES. During the period ended July 31, 1995, the purchases and sales of investment securities other than long-term U.S. Government and agency securities were:


                                                       PURCHASES         SALES
          MCKEE PORTFOLIOS                               (000)           (000)
          ----------------                             ---------         -----
       U.S. Government                                  $  394           $   -
       Domestic Equity                                   4,492             793


     Purchases and sales of long-term U.S. Government and Agency securities were $4,537,000 and $2,225,000, respectively for the McKee U.S. Government Portfolio.

     F. DIRECTORS' FEES. The Funds pay each Trustee, who is not an officer or affiliated person, $2,000 per meeting attended plus a quarterly retainer of $150 for each active portfolio of the Funds and reimbursement of expenses incurred in attending board meetings.

     G. LINE OF CREDIT. The McKees Portfolios along with certain other Portfolios of the Regis Fund, Inc. and The Regis Fund II, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of portfolio shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds Rate plus 0.75%. In addition, a commitment fee of 1/10th of 1% per annum, payable at the end of each calender quarter, is accrued by each participating Portfolio based on their average daily unused portion of the line of credit. During the period ended July 31, 1995, there were no significant borrowings or allocated fees under the agreement.

                APPENDIX - DESCRIPTION OF SECURITIES AND RATINGS


                      DESCRIPTION OF CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE CORPORATE BOND RATINGS

     Aaa - Bonds which are Aaa are judged to be the best quality; They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Moody's applies numerical modifiers 1, 2 and 3 in the Aa and A rating categories. The modifier 1 indicates that the security ranks at a higher end of the rating category, modifier 2 indicates a mid-range rating and the modifier 3 indicates that the issue ranks at the lower end of the rating category.

     Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


STANDARD & POOR'S CORPORATION'S CORPORATE BOND RATINGS

     AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation and indicate an extremely strong capacity to pay principal and interest.

     AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only to a small degree.

     A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat fore susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

                                    UAM FUNDS
                      RICE, HALL, JAMES SMALL CAP PORTFOLIO
                           INSTITUTIONAL CLASS SHARES

                        SUPPLEMENT DATED JANUARY 22, 1996
                TO THE STATEMENT OF ADDITIONAL INFORMATION DATED
               FEBRUARY 28, 1995 AS SUPPLEMENTED OCTOBER 31, 1995

The following information supplements the "Investment Adviser" section:

PHILOSOPHY/STYLE
Rice, Hall, James & Associates applies a value oriented approach to small capitalization growth stocks. The Portfolio is constructed through bottom up research where stocks selected must possess catalysts--positive fundamental changes which the Adviser believes should lead to greater investor recognition and, subsequently, higher stock prices. The PE ratios of selected stocks are typically lower than the projected 3 to 5 year earnings growth rates. Stocks are sold when they reach preset upside targets, violate preset downside price limits or when a deterioration of the fundamentals or the catalyst occur.

REPRESENTATIVE INSTITUTIONAL CLIENTS:
       -  University of Kansas Endowment
       -  San Diego Society of Natural History
       -  American Business Products
       -  City of San Diego
       -  California Western School of Law

It is not known whether the listed clients approve or disapprove of the Adviser or the advisory services provided. The Adviser used objective criteria in compiling the client list, such as account size, geographic location and client classification. The Adviser did not use any performance based criteria.

                                  PART B

                         THE REGIS FUND, INC.
                 RICE, HALL, JAMES SMALL CAP PORTFOLIO
                       INSTITUTIONAL CLASS SHARES
                  STATEMENT OF ADDITIONAL INFORMATION
                           FEBRUARY 28, 1995



    This Statement is not a Prospectus but should be read in conjunction with The Regis Fund, Inc.'s Prospectus relating to the Rice, Hall, James Small Cap Portfolio's Institutional Class Shares dated February 28, 1995. To obtain the Prospectus, please call The Regis Service Center:

                             1-800-638-7983


                            TABLE OF CONTENTS

                                                               PAGE

Investment Objective and Policies  . . . . . . . . . . . . . .   2
Purchase of Shares . . . . . . . . . . . . . . . . . . . . . .   8
Redemption of Shares . . . . . . . . . . . . . . . . . . . . .   8
Shareholder Services . . . . . . . . . . . . . . . . . . . . .   9
Investment Limitations . . . . . . . . . . . . . . . . . . . .   9
Management of the Fund . . . . . . . . . . . . . . . . . . . .  10
Investment Adviser . . . . . . . . . . . . . . . . . . . . . .  11
Portfolio Transactions . . . . . . . . . . . . . . . . . . . .  11
Administrative Services  . . . . . . . . . . . . . . . . . . .  12
Performance Calculations . . . . . . . . . . . . . . . . . . .  12
General Information  . . . . . . . . . . . . . . . . . . . . .  14
Financial Statements . . . . . . . . . . . . . . . . . . . . .  15

                      INVESTMENT OBJECTIVE AND POLICIES

    The following policies supplement the investment objective and policies of the Portfolio as set forth in the Prospectus for the Rice, Hall, James Small Cap Portfolio:

SECURITIES LENDING

    The Portfolio may lend its investment securities to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, the Portfolio attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. The Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, as amended, (the "1940 Act") or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the
"Commission") thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments). All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Directors.

    At the present time, the Staff of the Commission does not object if an investment company pays reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by the investment company's Directors. The Portfolio will continue to retain any voting rights with respect to the loaned securities. If a material event occurs affecting an investment on a loan, the loan must be called and the securities voted.

INVESTMENTS IN FOREIGN SECURITIES

    Investors in the Portfolio should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies. Since the securities of foreign companies are frequently denominated in foreign currencies, the Portfolio may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

    As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and they may have policies that are not comparable to those of domestic companies, there may be less information available about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.

    Although the Portfolio will endeavor to achieve the most favorable execution costs in its portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

    Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recoverable portion of foreign withholding taxes will reduce the income received from the companies comprising the Portfolio's investments. However, these foreign withholding taxes are not expected to have a significant impact.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

    The U.S. dollar value of the assets of the Portfolio may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Portfolio may incur costs in connection with conversions between various currencies. The Portfolio will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward foreign currency exchange contracts ("forward contracts") to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.
These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for such trades.

    The Portfolio may enter into forward contracts in several circumstances. When the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

    Additionally, when the Portfolio anticipates that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The Portfolio does not intend to enter into such forward contracts to protect the value of portfolio securities on a regular or continuous basis. The Portfolio will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio securities or other assets denominated in that currency.

    Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the performance of the Portfolio will thereby be served. The Fund's Custodian will place cash, U.S. government securities, or high-grade debt securities into a segregated account of the Portfolio in an amount equal to the value of the Portfolio's total assets committed to the consummation of forward contracts. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will be equal to the amount of the Portfolio's commitments with respect to such contracts.

    The Portfolio generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, the Portfolio may either sell the security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

    It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for the Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

    If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or loss (as described below) to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between the Portfolio entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio would suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

    The Portfolio's dealings in forward contracts will be limited to the transactions described above. Of course, the Portfolio is not required to enter into such transactions with regard to their foreign currency-denominated securities. It also should be realized that this method of protecting the value of portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

FUTURES CONTRACTS

    The Portfolio may enter into futures contracts for the purposes of hedging, remaining fully invested and reducing transactions costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission
("CFTC"), a U.S. Government Agency.

    Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

    Futures traders are required to make a good faith margin deposit in cash or acceptable securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Portfolio expects to earn interest income on its margin deposits.

    Traders in futures contracts may be broadly classified as either "hedgers" or "speculators". Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade and use futures contracts with the expectation of realizing profits from a fluctuation in interest rates. The Portfolio intends to use futures contracts only for hedging purposes.

    Regulations of the CFTC applicable to the Fund require that all of its futures transactions constitute bona fide hedging transactions or that the Fund's commodity futures and option positions be for other purposes, to the extent that the aggregate initial margins and premiums required to establish such non-hedging positions do not exceed five percent of the liquidation value of the Portfolio. The Portfolio will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, the Portfolio expects that approximately 75% of its futures contracts purchases will be "completed", that is, equivalent amounts of related securities will have been purchased or are being purchased by the Portfolio upon sale of open futures contracts.

    Although techniques other than the sale and purchase of futures contracts could be used to control the Portfolio's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Portfolio will incur commission expenses in both opening and closing out future positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS

    The Portfolio will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of its total assets. In addition, the Portfolio will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 20% of its total assets.

RISK FACTORS IN FUTURES TRANSACTIONS

    The Portfolio will minimize the risk that it will be unable to close out a futures position by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Portfolio has insufficient cash, it may have to sell securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Portfolio may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close futures positions also could have an adverse impact on the Portfolio's ability to effectively hedge.

    The risk of loss in trading futures contracts in some strategies can be substantial due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in excess of the amount invested in the contract. However, because the futures strategies of the Portfolio are engaged in only for hedging purposes, the Adviser does not believe that the Portfolio is subject to the risks of loss frequently associated with futures transactions. The Portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

    Utilization of futures transactions by the Portfolio does involve the risk of imperfect or no correlation where the securities underlying the futures contracts have different maturities than the Portfolio securities being hedged. It is also possible that the Portfolio could lose money on futures contracts and also experience a decline in value of portfolio securities. There is also the risk of loss by the Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has an open position in a futures contract or related option.

    Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days, with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

OPTIONS

    The Portfolio may purchase and sell put and call options on futures contracts for hedging purposes. Investments in options involve some of the same considerations that are involved in connection with investments in futures contracts (e.g., the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying security or contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract on which it is based or the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract or securities.

OPTIONS ON FOREIGN CURRENCIES

    The Portfolio may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Portfolio may purchase put options on the foreign currency. If the value of the currency does decline, the Portfolio will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

    Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Portfolio may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Portfolio deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Portfolio could sustain losses on transaction in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

    The Portfolio may write options on foreign currencies for the same types of hedging purposes. For example, where the Portfolio anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the anticipated decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

    Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Portfolio would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

    The Portfolio intends to write covered call options on foreign currencies. A call option written on a foreign currency by the Portfolio is "covered" if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the Custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Portfolio has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written of (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash, U.S. Government securities or other high grade liquid debt securities in a segregated account with the Custodian.

    The Portfolio also intends to write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Portfolio collateralized the option by maintaining in a segregated account with the Custodian, cash or U.S. Government securities or other high grade liquid debt securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

RISKS OF OPTIONS ON FUTURES CONTRACTS, FORWARD CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES

    Options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the Commission. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to the regulation of the Commission. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protection afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchase of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

    Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the Commission, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Furthermore, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

    The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effect of other political and economic events. In addition, exchange-traded options of foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign counties for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions, on exercise.

    In addition, futures contracts, options on futures contracts, forward contracts and options of foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decision, (iii) delays in the Portfolio's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

FEDERAL TAX TREATMENT OF FORWARD CURRENCY AND FUTURES CONTRACTS

    Except for transactions the Portfolio has identified as hedging transactions, the Portfolio is required for Federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on regulated futures contracts as of the end of each taxable year as well as those actually realized during the year. In most cases, any such gain or loss recognized with respect to a regulated futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss without regard to the holding period of the contract.

    In order for the Portfolio to continue to qualify for Federal income tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), at least 90% of its gross income for a taxable year must be derived from certain qualifying income, i.e., dividends, interest, income derived from loans of securities and gains from the sale or other disposition of stock, securities or foreign currencies, or other related income, including gains from options, futures and forward contracts, derived with respect to its business investing in stock, securities or currencies. Any net gain realized from the closing out of futures contracts will, therefore, generally be qualifying income for purposes of the 90% requirement. Qualification as a regulated investment company also requires that less than 30% of the Portfolio's gross income be derived from the sale or other disposition of stock, securities, options, futures or forward contracts (including certain foreign currencies not directly related to the Fund's business of investing in stock or securities) held less than three months. In order to avoid realizing excessive gains on securities held for less than three months, the Portfolio may be required to defer the closing out of futures contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on futures contracts which have been open for less than three months as of the end of the Portfolio's taxable year, and which are recognized for tax purposes, will not be considered gains on securities held for less than three months for the purposes of the 30% test.

    The Portfolio will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes (including unrealized gains at the end of the Portfolio's taxable year) on futures transactions. Such distribution will be combined with distributions of capital gains realized on the Portfolio's other investments, and shareholders will be advised on the nature of the payment.

                               PURCHASE OF SHARES

    Shares of the Portfolio may be purchased without a sales commission at the net asset value per share next determined after an order is received in proper form by the Fund and payment is received by the Fund's Custodian. The minimum initial investment required for the Portfolio is $100,000 with certain exceptions as may be determined from time to time by the officers of the Fund. An order received in proper form prior to the 4:00 p.m. close of the New York Stock Exchange ("Exchange") will be executed at the price computed on the date of receipt; and an order received not in proper form or after the 4:00 p.m. close of the Exchange will be executed at the price computed on the next day the Exchange is open after proper receipt. The Exchange will be closed on the following days: Good Friday, April 14, 1995; Memorial Day, May 29, 1995; Independence Day, July 4, 1995; Labor Day, September 4, 1995; Thanksgiving Day, November 23, 1995; Christmas Day, December 25, 1995; New Years Day, January 1, 1996; and Presidents Day, February 19, 1996.

    The Portfolio reserves the right in its sole discretion (1) to suspend the offering of its shares, (2) to reject purchase orders when in the judgement of management such rejection is in the best interests of the Fund, and (3) to reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of a Portfolio's shares.

                               REDEMPTION OF SHARES

    The Portfolio may suspend redemption privileges or postpone the date of payment (1) during any period that both the Exchange and custodian bank are closed or trading on the Exchange is restricted as determined by the Commission, (2) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Portfolio to dispose of securities owned by it or to fairly determine the value of its assets, and (3) for such other periods as the Commission may permit. The Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid, in whole or in part, in investment securities or in cash as the Directors may deem advisable; however, payment will be made wholly in cash unless the Directors believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "Valuation of Shares" and a redeeming shareholder would normally incur brokerage expenses if these securities were converted to cash.

    No charge is made by the Portfolio for redemptions. Any redemption may be more or less than the shareholder's initial cost depending on the market value of the securities held by the Portfolio.

SIGNATURE GUARANTEES

    To protect your account, the Fund and Mutual Funds Service Company (the "Administrator") from fraud, signature guarantees are required for certain redemptions. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareowner(s) or the registered address or (2) share transfer requests. The purpose of signature guarantees is to verify the identity of the party who has authorized a redemption.

    Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A complete definition of eligible guarantor institution is available from the Administrator. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signatures guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program.

    The signature guarantee must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

                           SHAREHOLDER SERVICES

    The following supplements the shareholder services information set forth in the Rice, Hall, James Small Cap Portfolio's Prospectus:

EXCHANGE PRIVILEGE

    Institutional Class Shares of the Rice, Hall, James Small Cap Portfolio may be exchanged for any other Institutional Class Shares of a Portfolio included in The Regis Family of Funds which is comprised of the Fund and The Regis Fund II. (See the list of Portfolios of The Regis Family of Funds - Institutional Class Shares at the end of the Prospectus.) Exchange requests should be made by calling the Fund (1-800-638-7983) or by writing to The Regis Fund, Inc., The Regis Service Center, c/o Mutual Funds Service Company, P.O. Box 2798, Boston, MA 02208-2798. The exchange privilege is only available with respect to Portfolios that are registered for sale in the shareholders state of residence.

    Any such exchange will be based on the respective net asset values of the shares involved. There is no sale commission or charge of any kind. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. You may obtain a Prospectus for the Portfolio(s) you are interested in by calling The Regis Service Center at 1-800-638-7983.

    Exchange requests may be made either by mail or telephone. Telephone exchanges will be accepted only if the certificates for the shares to be exchanged are held by the Fund for the account of the shareholder and the registration of the two accounts will be identical. Requests for exchanges received prior to 4:00 p.m. (Eastern Time) will be processed as of the close of business on the same day. Requests received after 4:00 p.m. will be processed on the next business day. Neither the Fund nor the Administrator will be responsible for the authenticity of the exchange instructions received by telephone. Exchanges may also be subject to limitations as to amounts or frequency and to other restrictions established by the Board of Directors to assure that such exchanges do not disadvantage the Fund and its shareholders.

    For Federal income tax purposes an exchange between Portfolios is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Fund's, an exchange between series of a Fund was also deemed to be a taxable event. It is likely, therefore, that a capital gain or loss would be realized on an exchange between Portfolios; you may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.

                             INVESTMENT LIMITATIONS

    The following limitations supplement those set forth in the Prospectus. Whenever an investment limitation sets forth a percentage limitation on investment or utilization of assets, such limitation shall be determined immediately after and as a result of the Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered when determining whether the investment complies with the Portfolio's investment limitations. Investment limitations (1), (2), (3) and
(4) are classified as fundamental. The Portfolio's fundamental investment limitations cannot be changed without approval by a "majority of the outstanding shares" (as defined in the 1940 Act) of the Portfolio. The Portfolio will not:


    (1)  invest in physical commodities or contracts on physical commodities;

    (2) purchase or sell real estate or real estate limited partnerships, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate;

    (3) make loans except (i) by purchasing debt securities in accordance with its investment objectives and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the Commission thereunder;

    (4)  underwrite the securities of other issuers;

    (5)  invest in stock or bond futures and/or options on futures unless
         (i) not more than 5% of the Portfolio's assets are required as deposit to secure obligations under such futures and/or options on futures contracts provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing such 5% and (ii) not more than 20% of the Portfolio's assets are invested in stock or bond futures and options;

   (6)  purchase on margin or sell short except as specified in (5) above;

   (7) purchase or retain securities of an issuer if those officers and directors of the Fund or its investment adviser owning more than of 1% of such securities together own more than 5% of such securities;

   (8) invest more than an aggregate of 15% of the assets of the Portfolio, determined at the time of investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets;

   (9) invest for the purpose of exercising control over management of any company;

  (10) write or acquire options or interests in oil, gas or other mineral exploration or development programs; and

  (11) invest in warrants, valued at the lower of cost or market, not exceeding 5.0% of the value of the Portfolio's net assets.
         Included within that amount, but not to exceed 2.0% of the value of the Portfolio's net assets, may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by the Portfolio in units or attached to securities may be deemed to be without value.

                                 MANAGEMENT OF THE FUND

OFFICERS AND DIRECTORS

    The Fund's officers, under the supervision of the Board of Directors, manage the day-to-day operations of the Fund. The Directors set broad policies for the Fund and elect its officers. A list of the Directors and officers of the Fund and a brief statement of their present positions and principal occupations during the past 5 years is set forth in the Fund's Prospectus. As of January 31, 1995, the Directors and officers of the Fund owned less than 1% of the Fund's outstanding shares.

REMUNERATION OF DIRECTORS AND OFFICERS

    The Fund pays each Director, who is not also an officer or affiliated person, a $150 quarterly retainer fee per active Portfolio which currently amounts to $4,350 per quarter. In addition, each unaffiliated Director receives a $2,000 meeting fee which is aggregated for all of the Directors and allocated proportionately among the Portfolios of the Fund and The Regis Fund II as well as the AEW Commercial Mortgage Securities Fund, Inc. and reimbursement for travel and other expenses incurred while attending Board meetings. Directors who are also officers or affiliated persons receive no remuneration for their service as Directors. The Fund's officers and employees are paid by either the Adviser, United Asset Management Corporation ("UAM"), or the Administrator and receive no compensation from the Fund.

PRINCIPAL HOLDERS OF SECURITIES

    As of January 31, 1995, the following persons or organizations held of record or beneficially 5% or more of the shares of the Portfolio, as noted.

    Robert P. Gregory, Trustee For Gregory & Cook Profit Sharing Plan, Houston, TX, 7.5%*; Jean E. Hahn Trustee, Hahn Family Trust, Rancho Santa Fe, CA, 6.1%*; Bank of America, Custodian for The Atchison Hospital Foundation, Los Angeles, CA, 6.0%*; and Bank of California, Custodian for The Thomas C. Ackerman Foundation, San Francisco, CA, 5.4%.*

    The persons or organizations owning 25% or more of the outstanding shares of a Portfolio may be presumed to "control" (as that term is defined in the 1940 Act such Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of such Portfolio.
________________

* Denotes shares held by a trustee or other fiduciary for which beneficial ownership is disclaimed or presumed disclaimed.

                               INVESTMENT ADVISER

CONTROL OF ADVISER

    Rice, Hall, James & Associates (the "Adviser") is a wholly-owned subsidiary of UAM, a holding company incorporated in Delaware in December 1980 for the purpose of acquiring and owning firms engaged primarily in institutional investment management. Since its first acquisition in August 1983, UAM has acquired or organized approximately 42 such wholly-owned affiliated firms (the "UAM Affiliated Firms"). UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients.

    Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to operate under their own firm name, with their own leadership and individual investment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them.

ADVISORY FEES

    As compensation for services rendered by the Adviser under the Investment Advisory Agreement, the Portfolio pays the Adviser an annual fee in monthly installments, calculated by applying the following annual percentage rate to the Portfolio's average daily net assets for the month:

                  Small Cap Portfolio  . . . . . . 0.75%

    For the period from July 1, 1994 (commencement of operations) to October 31, 1994, the Portfolio paid advisory fees of $10,000 which the Adviser waived.

                            PORTFOLIO TRANSACTIONS

    The Investment Advisory Agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Portfolio and directs the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Portfolio. In doing so, a Portfolio may pay higher commission rates than the lowest rate available when the Adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction. It is not the Fund's practice to allocate brokerage or effect principal transactions with dealers on the basis of sales of shares which may be made through broker-dealer firms. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend the Fund's Portfolios or who act as agents in the purchase of shares of the Portfolios for their clients. During the fiscal years ended October 31, 1992, 1993 and 1994, the entire Fund paid brokerage commissions of approximately $1,248,000, $1,592,000 and $2,402,000, respectively.

    Some securities considered for investment by the Portfolio may also be appropriate for other clients served by the Adviser. If purchases or sales of securities consistent with the investment policies of a Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Directors.


                        ADMINISTRATIVE SERVICES

    The Administrator, an affiliate of United States Trust Company of New York, provides administrative, fund accounting, dividend disbursing and transfer agency services to the Fund under an Administration Agreement. For the period from July 1, 1994 (commencement of operations) to October 31, 1994, administrative services fees paid by the Rice, Hall, James Small Cap Portfolio totaled $9,000. The services provided by the Administrator and the current fees payable to the Administrator are described in the Portfolio's Prospectus.

                        PERFORMANCE CALCULATIONS

PERFORMANCE

    The Portfolio may from time to time quote various performance figures to illustrate past performance. Performance quotations by investment companies are subject to rules adopted by the Commission, which require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the Commission. An explanation of those and other methods used to compute or express performance follows.

YIELD

    Current yield reflects the income per share earned by the Portfolio's investment. The current yield of the Portfolio is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period.

    This figure was obtained using the following formula:

            Yield = 2[( a-b + 1 )(6) - 1]
                        ---
                        cd
where:

   a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive income distributions d = the maximum offering price per share on the last day of the period.

TOTAL RETURN

    The average annual total return of the Portfolio is determined by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5 and 10 year period and the deduction of all applicable Fund expenses on an annual basis.

    The total rate of return for the Rice, Hall, James Small Cap Portfolio from inception to the date of the financial statements included herein is 11.40%.

    These figures were calculated according to the following formula:

          P(1+T)(n) = ERV

   where:

          P =  a hypothetical initial payment of $1,000
          T =  average annual total return
          n =  number of years
        ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

COMPARISONS

    To help investors better evaluate how an investment in the Portfolio of the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. The following publications, indices and averages may be used:

(a) Dow Jones Composite Average or its component averages - an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

(b) Standard & Poor's 500 Stock Index or its component indices - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividend.

(c) The New York Stock Exchange composite or component indices - unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

(d) Wilshire 5000 Equity index or its component indices - represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

(e) Lipper - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measure total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

(f) Morgan Stanley Capital International EAFE Index and World Index - respectively, arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East, and over 1,400 securities listed on the stock exchanges of these continents, including North America.

(g) Goldman Sachs 100 Convertible Bond Index - currently includes 67 bonds and 33 preferred. The original list of names was generated by screening for convertible issues of 100 million or greater in market capitalization. The index is priced monthly.

(h) Salomon Brothers GNMA Index - includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

(i) Salomon Brothers High Grade Corporate Bond Index - consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

(j) Salomon Brothers Broad Investment Grade Bond - is a market-weighted index that contains approximately 4,700 individually priced investment grade corporate bonds rated BBB or better, U.S. Treasury/agency issues and mortgage pass through securities.

(k) Lehman Brothers LONG-TERM Treasury Bond - is composed of all bonds covered by the Lehman Brothers Treasury Bond Index with maturities of 10 years or greater.

(l) NASDAQ Industrial Index - is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

(m) Value Line - composed of over 1,600 stocks in the Value Line Investment Survey.

(n) Russell 2000 - composed of the 2,000 smallest stocks in the Russell 3000, a market value weighted index of the 3,000 largest U.S. publicly-traded companies.

(o) Composite indices - 70% Standard & Poor's 500 Stock Index and 30% NASDAQ Industrial Index; 35% Standard & Poor's 500 Stock Index and
     65% Salomon Brothers High Grade Bond Index; all stocks on the NASDAQ system exclusive of those traded on an exchange, and 65% Standard & Poor's 500 Stock Index and 35% Salomon Brothers High Grade Bond Index.

(p) CDA Mutual Fund Report published by CDA Investment Technologies, Inc. - analyzes price, current yield, risk, total return and average rate of return (average compounded growth rate) over specified time periods for the mutual fund industry.

(q) Mutual Fund Source Book published by Morningstar, Inc. - analyzes price, yield, risk and total return for equity funds.

(r) Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest,
     Financial Times, Global Investor, Wall Street Journal and Weisenberger Investment Companies Service - publications that rate fund performance over specified time periods.

(s) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change over time in the price of goods and services in major expenditure groups.

(t)  Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates
     - historical measure of yield, price and total return for common and small company stock, long-term government bonds, U. S. Treasury bills and inflation.

(u) Savings and Loan Historical Interest Rates - as published by the U.S. Savings & Loan League Fact Book.

(v) Historical data supplied by the research departments of First Boston Corporation; the J.P. Morgan companies; Salomon Brothers; Merrill Lynch, Pierce, Fenner & Smith; Lehman Brothers, Inc.; and Bloomberg L.P.

    In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of investments in the Portfolio, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Portfolio to calculate its performance. In addition, there can be no assurance that the Fund will continue this performance as compared to such other averages.

                             GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

    The Fund was organized under the name "ICM Fund, Inc." as a Maryland corporation on October 11, 1988. On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." The Fund's Articles of Incorporation, as amended, authorize the Directors to issue 3,000,000,000 shares of common stock, $.001 par value. The Board of Directors has the power to designate one or more series ("Portfolios") or classes of common stock and to classify or reclassify any unissued shares with respect to such Portfolios, without further action by shareholders. Currently, the Fund is offering shares of 29 Portfolios.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

    The Fund's policy is to distribute substantially all of the Portfolio's net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains) taxes on it and the imposition of the Federal excise tax on undistributed income and capital gains. (See discussion under "Dividends, Capital Gains Distributions and Taxes" in the Prospectus.) The amounts of any income dividends or capital gains distributions cannot be predicted.

    Any dividend or distribution paid shortly after the purchase of shares of the Portfolio by an investor may have the effect of reducing the per share net asset value of the Portfolio by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes as set forth in the Prospectus.

    As set forth in the Prospectus, unless the shareholder elects otherwise in writing, all dividend and capital gains distributions are automatically received in additional shares of the Portfolio at net asset value (as of the business day following the record date). This will remain in effect until the Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected. An account statement is sent to shareholders whenever an income dividend or capital gains distribution is paid.

    The Portfolio will be treated as a separate entity (and hence as a separate "regulated investment company") for Federal tax purposes. Any net capital gains recognized by the Portfolio will be distributed to its investors without need to offset (for Federal income tax purposes) such gains against any net capital losses of another Portfolio.

FEDERAL TAXES

    In order for the Portfolio to continue to qualify for Federal income tax treatment as a regulated investment company under the Code, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies or other income derived with respect to its business of investing in such securities or currencies. In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of the Portfolio's annual gross income.

    The Portfolio will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes.
Shareholders will be advised on the nature of the payments.

CODE OF ETHICS

    The Fund has adopted a Code of Ethics which restricts to a certain extent personal transactions by access persons of the Fund and imposes certain disclosure and reporting obligations.

                           FINANCIAL STATEMENTS

    The Financial Statements of the Portfolio for the fiscal year ended October 31, 1994 and the Financial Highlights for the respective period presented which appear in the Portfolio's 1994 Annual Report to Shareholders and the report thereon of Price Waterhouse LLP, the Fund's independent accountants, also appearing therein, are incorporated by reference into this Statement of Additional Information. Annual Reports may be obtained, without charge, by writing to the Fund or by calling The Regis Service Center at 1-800-638-7983.

                                UAM FUNDS
                     ENHANCED MONTHLY INCOME PORTFOLIO
                        INSTITUTIONAL CLASS SHARES

                     SUPPLEMENT DATED JANUARY 22, 1996
            TO THE STATEMENT OF ADDITIONAL INFORMATION DATED
             APRIL 25, 1995 AS SUPPLEMENTED OCTOBER 31, 1995

The following information supplements the "Investment Objective and Policies" section:

PORTFOLIO OVERVIEW:
The Enhanced Monthly Income Portfolio seeks to achieve its objective by diversifying the Portfolio's assets in investment grade preferred and fixed income securities, of short to intermediate term, which will be hedged with U.S. Government Securities futures to minimize capital fluctuations of the Portfolio caused by interest rate movements. While the Adviser intends to concentrate the Portfolio's investments (i.e., 25%) in the utilities industry, the Portfolio will include financial and industrial issues. The investment philosophy is primarily one of buy and hold, however, the Adviser will seek to optimize total returns by trading the Portfolio when it believes market, economic or other conditions make it advantageous to do so (i.e., to take advantage of market or pricing inefficiencies to improve dividend income).

The Adviser may invest the Portfolio's assets in a broad variety of preferred securities with an emphasis on the recently developed, rapidly growing "hybrid preferred" market. This market is comprised of various types of issues which combine certain debt and equity features and are known by several acronyms including, but not limited to, MIPS (Monthly Income Preferred Securities), TOPS (Trust Originated Preferred Securities), MIDS (Monthly Income Debt Securities), and QIDS (Quarterly Income Debt Securities). No portion of the income generated by these issues will be eligible for the corporate dividends received deduction.


The following information supplements the "Investment Adviser" section:

PHILOSOPHY/STYLE:
Spectrum Asset Management has been managing diversified hedged preferred stock portfolios for major institutional investors since 1987. Focused exclusively on preferred stocks, Spectrum's three senior executives have a total of nearly 50 years of experience in this specialized market. The firm uses sophisticated, proprietary pricing and hedging models, in addition to the expertise of its investment professionals, to develop strategies which take advantage of market inefficiencies and opportunities while mitigating the effect of interest rate movements on the capital value of the Portfolio.

REPRESENTATIVE INSTITUTIONAL CLIENTS:
        -   Coca-Cola
        -   Procter & Gamble
        -   A.E. Staley
        -   Montana Dakota Utilities
        -   American Bankers Insurance Corporation

It is not known whether the listed clients approve or disapprove of the Adviser or the advisory services provided. The Adviser used objective criteria in compiling the client list, such as account size, geographic location and client classification. The Adviser did not use any performance based criteria.

                                     PART B

                              THE REGIS FUND, INC.
                        ENHANCED MONTHLY INCOME PORTFOLIO
                           INSTITUTIONAL CLASS SHARES

                       STATEMENT OF ADDITIONAL INFORMATION

                                 APRIL 25, 1995


     This Statement of Additional Information is not a Prospectus but should be read in conjunction with The Regis Fund, Inc.'s Prospectus relating to the Enhanced Monthly Income Portfolio Institutional Class Shares dated April 25, 1995. To obtain the Prospectus, please call The Regis Service Center:

                                 1-800-638-7983


                                TABLE OF CONTENTS

                                                                            PAGE

Investment Objective and Policies. . . . . . . . . . . . . . . . . . . . . .  1
Purchase of Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4
Redemption of Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4
Shareholder Services . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
Investment Limitations . . . . . . . . . . . . . . . . . . . . . . . . . . .  6
Management of the Fund . . . . . . . . . . . . . . . . . . . . . . . . . . .  6
Investment Adviser . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7
Portfolio Transactions . . . . . . . . . . . . . . . . . . . . . . . . . . .  7
Administrative Services. . . . . . . . . . . . . . . . . . . . . . . . . . .  7
Performance Calculations . . . . . . . . . . . . . . . . . . . . . . . . . .  7
General Information. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10
Appendix-Description of Securities and Ratings . . . . . . . . . . . . . . .A-1

                        INVESTMENT OBJECTIVE AND POLICIES

     The following discussion supplements the discussion of the investment objective and policies of the Enhanced Monthly Income Portfolio (the "Portfolio") as set forth in the Fund's prospectus:

RISKS PARTICULAR TO THE PUBLIC UTILITIES INDUSTRY

     The public utilities industries are subject to various uncertainties, including: difficulty in obtaining adequate returns on invested capital; frequent difficulty in obtaining approval of rate increases by public service commissions; increased costs, delays and restrictions as a result of environmental considerations; difficulty and delay in securing financing of large construction projects; difficulties of the capital markets in absorbing utility debt and equity securities; difficulties in obtaining fuel for electric generation at reasonable prices; difficulty in obtaining natural gas for resale; special risks associated with the construction and operation of nuclear power generating facilities, including technical and cost factors of such construction and operation and the possibility of imposition of additional governmental requirements for construction and operation; and the effects of energy conservation and the effects of regulatory changes, such as the possible adverse effects on profits of recent increased competition among telecommunications companies and the uncertainties resulting from such companies' diversification into new domestic and international businesses, as well as agreements by many such companies linking future rate increases to inflation or other factors not directly related to the actual operating profits of the enterprise.

FUTURES CONTRACTS

     The Portfolio may enter into futures contracts for the purposes of hedging, remaining fully invested and reducing transactions costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government Agency.

     Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

     Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

     Traders in futures contracts may be broadly classified as either "hedgers" or "speculators". Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from a fluctuation in interest rates. The Portfolio intends to use futures contracts only for hedging purposes.

     Regulations of the CFTC applicable to the Fund require that all of its futures transactions constitute bona fide hedging transactions. A Portfolio will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, the Portfolio expects that approximately 75% of its futures contracts purchases will be "completed"; that is, equivalent amounts of related securities will have been purchased or are being purchased by the Portfolio upon sale of open futures contracts.

     Although techniques other than the sale and purchase of futures contracts could be used to control the Portfolio's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Portfolio will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS

     The Portfolio will not enter into futures contract transactions to the extent that, immediately thereafter the sum of its initial margin deposits on open contracts exceeds 5% of the market value of its total assets.

RISK FACTORS IN FUTURES TRANSACTIONS

     The Portfolio will minimize the risk that it will be unable to close out a futures position by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market. However, there can be no assurance, that a liquid secondary market will exist for a particular futures contract at any given time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Portfolio has insufficient cash, it may have to sell Portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Portfolio may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close futures positions also could have an adverse impact on the Portfolio's ability to effectively hedge.

     The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contracts would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in excess of the amount invested in the contract. However, because the futures strategies of the Portfolio are engaged in only for hedging purposes, the Adviser does not believe that the Portfolio is subject to the risks of loss frequently associated with futures transactions. The Portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

     Utilization of futures transactions by the Portfolio does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. It is also possible that the Portfolio could both lose money on futures contracts and also experience a decline in value of portfolio securities. There is also the risk of loss by the Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has an open position in a futures contract.

     Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

FEDERAL TAX TREATMENT OF FUTURES CONTRACTS

     Except for transactions the Portfolio has identified as hedging transactions, the Portfolio is required for Federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on futures contracts as of the end of the year, as well as those actually realized during the year. In most cases any gains or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Furthermore, sales of futures contracts which are intended to hedge against a change in the value of securities held by the Portfolio may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

     In order for the Portfolio to continue to qualify for Federal income tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), at least 90% of its gross income for a taxable year must be derived from qualifying income: i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities of foreign currencies, or other income derived with respect to its business investing in such securities or currencies. In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of a Portfolio's annual gross income. It is anticipated that any net gain realized from the closing out of futures contracts will be considered a gain from the sale of securities and therefore will be qualifying income for purposes of the 90% requirement. In order to avoid realizing excessive gains on securities held for less than three months, the Portfolio may be required to defer the closing out of futures contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on futures contracts, which have been open for less than three months as of the end of the Portfolio's fiscal year and which are recognized for tax purposes, will not be considered gains on securities held for less than three months for the purpose of the 30% test.

     The Portfolio will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes (including unrealized gains at the end of the Portfolio's fiscal year) on futures transactions. Such distribution will be combined with distributions of capital gains realized on the Portfolio's other investments and shareholders will be advised on the nature of the payments.

                               PURCHASE OF SHARES

     Shares of the Portfolio may be purchased without a sales commission, at the net asset value per share next determined after an order is received by the Fund and payment is received by the Fund's custodian. The minimum initial investment required is $500,000. Certain exceptions to the minimums may be determined from time to time by the officers of the Fund. For the Enhanced Monthly Income Portfolio, an order received in proper form prior to the 4:00 p.m. close of the New York Stock Exchange ("Exchange") will be executed at the price computed on the date of receipt; and an order received not in proper form or after the 4:00 p.m. close of the Exchange will be executed at the price computed on the next day the Exchange is open after proper receipt. The Exchange will be closed on the following days: Memorial Day, May 29, 1995; Independence Day, July 4, 1995; Labor Day, September 4, 1995; Thanksgiving Day, November 23, 1995; Christmas Day, December 25, 1995; New Year's Day, January 1, 1996; and President's Day, February 19, 1996.

     The Portfolio reserves the right in its sole discretion (1) to suspend the offering of its shares, (2) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund, and (3) to reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of the Portfolio's shares.

                              REDEMPTION OF SHARES

     The Portfolio may suspend redemption privileges or postpone the date of payment (1) during any period that both the Exchange and custodian bank are closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission, (the "Commission"), (2) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Portfolio to dispose of securities owned by it, or to fairly determine the value of its assets, and (3) for such other periods as the Commission may permit. The Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Directors may deem advisable; however, payment will be made wholly in cash unless the Directors believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "Valuation of Shares" and a redeeming shareholder would normally incur brokerage expenses if those securities were converted to cash.

     No charge is made by the Portfolio for redemptions. Any redemption may be more or less than the shareholder's initial cost depending on the market value of the securities held by the Portfolio.

     SIGNATURE GUARANTEES - To protect your account, the Fund and Mutual Funds Service Company (the "Administrator") from fraud, signature guarantees are required for certain redemptions. The purpose of signature guarantees is to verify the identity of the person who has authorized a redemption from your account. Signature guarantees are required in connection with (1) all redemptions when the proceeds are to be paid to someone other than the registered owner(s) and/or registered address; or (2) share transfer requests.

     Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of l934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A complete definition of eligible guarantor institutions is available from the Administrator. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program.

     The signature guarantee must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

                              SHAREHOLDER SERVICES

     The following supplements the information set forth under "Buying, Selling and Exchanging Shares" in the Prospectus:

EXCHANGE PRIVILEGE

     Institutional Class Shares of the Enhanced Monthly Income Portfolio may be exchanged for any other Institutional Class Shares of a Portfolio included in The Regis Family of Funds which is comprised of the Fund and The Regis Fund II. (See a list of Portfolios of The Regis Family of Funds - Institutional Class Shares at the end of the Prospectus.) Exchange requests should be made by calling the Fund (1-800-638-7983) or by writing to The Regis Fund, Inc., The Regis Service Center, c/o Mutual Funds Service Company, P.O. Box 2798, Boston, MA 02208-2798. The exchange privilege is only available with respect to Portfolios that are registered for sale in the shareholder's state of residence.

     Any such exchange will be based on the respective net asset values of the shares involved. There is no sales commission or charge of any kind. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. You may obtain a Prospectus for the Portfolio(s) you are interested in by calling The Regis Service Center at 1-800-638-7983.

     Exchange requests may be made either by mail or telephone. Telephone exchanges will be accepted only if the certificates for the shares to be exchanged are held by the Fund for the account of the shareholder and the registration of the two accounts will be identical. Requests for exchanges received prior to 4:00 p.m. (Eastern Time) will be processed as of the close of business on the same day. Requests received after 4:00 p.m. will be processed on the next business day. Neither the Fund nor the Administrator will be responsible for the authenticity of the exchange instructions received by telephone. Exchanges may also be subject to limitations as to amounts or frequency, and to other restrictions established by the Board of Directors to assure that such exchanges do not disadvantage the Fund and its shareholders.

     For Federal income tax purposes an exchange between Portfolios is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Fund's, an exchange between series of a Fund was also deemed to be a taxable event. It is likely, therefore, that a capital gain or loss would be realized on an exchange between Portfolios; you may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.

TRANSFER OF SHARES

     Shareholders may transfer shares of the Portfolio to another person by making a written request to the Fund. The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered owners and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Redemption of Shares". As in the case of redemptions, the written request must be received in good order before any transfer can be made.

                             INVESTMENT LIMITATIONS

     The Enhanced Monthly Income Portfolio is subject to the following restrictions which may be changed by the Fund's Board of Directors upon reasonable notice to investors. These restrictions supplement the investment objectives and policies set forth in the Prospectus. The Enhanced Monthly Income Portfolio will not:

(1) invest in commodities, except for hedging, liquidity and related purposes as provided in the Prospectus and herein;

(2) purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate;

(3)  purchase on margin or sell short;

(4) purchase or retain securities of an issuer if those Officers and Directors of the Fund or its investment adviser owning more than 1/2 of 1% of such securities together own more than 5% of such securities;

(5) underwrite the securities of other issuers or invest more than an aggregate of 15% of the net assets of the Portfolio, determined at the time of investment, in securities subject to legal or contractual restrictions on resale and for which there are no readily available markets, including repurchase agreements having maturities of more than seven days;

(6) invest for the purpose of exercising control over management of any company;

(7) invest its assets in securities of any investment company, except in connection with a merger, acquisition of assets or consolidation;

(8) acquire any securities of companies within one industry, other than the utilities industry, if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or instruments issued by U.S. banks when the Portfolio adopts a temporary defensive position; and

(9) write or acquire options or interests in oil, gas or other mineral exploration or development programs.

                             MANAGEMENT OF THE FUND

OFFICERS AND DIRECTORS

     The Fund's officers, under the supervision of the Board of Directors, manage the day-to-day operations of the Fund. The Directors set broad policies for the Fund and choose its officers. A list of the Directors and officers of the Fund and a brief statement of their present positions and principal occupations during the past 5 years is set forth in the Fund's Prospectus.

REMUNERATION OF DIRECTORS AND OFFICERS

     The Fund pays each Director, who is not also an officer or affiliated person, a $150 quarterly retainer fee per active Portfolio, which currently amounts to $4,350 per quarter. In addition, each unaffiliated Director receives a $2,000 meeting fee which is aggregated for all the Directors and allocated proportionately among the Portfolios of the Fund and

The Regis Fund II as well as AEW Commercial Mortgage Securities Fund, Inc. and reimbursement for travel and other expenses incurred while attending Board meetings. Directors who are also officers or affiliated persons receive no remuneration for their service as Directors. The Fund's officers and employees are paid by either the Adviser, United Asset Management Corporation ("UAM"), or the Administrator and receive no compensation from the Fund.

                               INVESTMENT ADVISER

     Spectrum Asset Management, Inc. is a wholly-owned subsidiary of UAM, a holding company incorporated in Delaware in December 1980 for the purpose of acquiring and owning firms engaged primarily in institutional investment management. Since its first acquisition in August 1983, UAM has acquired or organized approximately 42 wholly-owned affiliated firms (the "UAM Affiliated Firms"). UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients.

     Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to operate under their own firm name, with their own leadership and individual investment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them.

                             PORTFOLIO TRANSACTIONS

     The Investment Advisory Agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Portfolio and directs the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Portfolio. In doing so, a Portfolio may pay higher commission rates than the lowest available when the Adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction. It is not the Fund's practice to allocate brokerage or principal business on the basis of sales of shares which may be made through such firms. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend the Fund's Portfolios or who act as agents in the purchase of shares of the Portfolios for their clients.

     The Portfolio may place a portion of its portfolio transactions with the Adviser, which is a registered broker. Transactions placed with the Adviser are subject to procedures adopted and supervised by the Board of Directors.

     Some securities considered for investment by the Portfolio may also be appropriate for other clients served by the Adviser. If purchases or sales of securities consistent with the investment policies of the Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Directors.

                            ADMINISTRATIVE SERVICES

     The Administrator, an affiliate of United States Trust Company of New York, provides administrative, fund accounting, dividend disbursing and transfer agency services to the Fund under an Administration Agreement. The services provided by the Fund and the current fees payable to the Administrator are described in the Portfolio's Prospectus.

                            PERFORMANCE CALCULATIONS

PERFORMANCE

     The Portfolio may from time to time quote various performance figures to illustrate past performance. Performance quotations by investment companies are subject to rules adopted by the Commission, which require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the Commission. An explanation of those and other methods used to compute or express performance follows.

TOTAL RETURN

     The average annual total return of the Portfolio is determined by finding the average annual compounded rates of return over 1, 5, and 10 year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5 and 10 year period and the deduction of all applicable Fund expenses on an annual basis.

     These figures will be calculated according to the following formula:

           n
     P(1+T)  = ERV

where:

     P =  a hypothetical initial payment of $1,000
     T =  average annual total return
     n =  number of years
   ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

YIELD

     Current yield reflects the income per share earned by the Portfolio's investment.
     The current yield of the Portfolio is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period.

     This figure will be obtained using the following formula:

                        6
     Yield = 2[(a-b + 1)  - 1]
                ---
                 cd
where:
     a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive income distributions d = the maximum offering price per share on the last day of the period.

COMPARISONS

     To help investors better evaluate how an investment in the Portfolio might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. The following publications, indices and averages may be used:

     (a) Dow Jones Composite Average or its component averages - an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

     (b) Standard & Poor's 500 Stock Index or its component indices - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

     (c) The New York Stock Exchange composite or component indices - unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

     (d) Wilshire 5000 Equity index or its component indices - represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

     (e) Lipper - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measures total return and average current yield for the mutual fund industry. Ranks individual mutual fund performance over specified time periods, assuming reinvestments of all distributions, exclusive of any applicable sales charges.

     (f) Morgan Stanley Capital International EAFE Index and World Index - respectively, arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East, and over 1,400 securities listed on the stock exchanges of these continents, plus North America.

     (g) Goldman Sachs 100 Convertible Bond Index - currently includes 67 bonds and 33 preferred. The original list of names was generated by screening for convertible issues of 100 million or greater in market capitalization. The index is priced monthly.

     (h) Salomon Brothers GNMA Index - includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

     (i) Salomon Brothers High Grade Corporate Bond Index - consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

     (j) Salomon Brothers Broad Investment Grade Bond - is a market-weighted index that contains approximately 4700 individually priced investment grade corporate bonds rated BBB or better. U.S. Treasury/agency issues and mortgage pass through securities.

     (k) Salomon 1-3 year Treasury Index - the Salomon 1-3 Year Treasury Index includes only U.S. Treasury Notes and Bonds with maturities one year or greater and less than three years.

     (l) Lehman Brothers LONG-TERM Treasury Bond - is composed of all bonds covered by the Lehman Brothers Treasury Bond Index with maturities of 10 years or greater.

     (m) NASDAQ Industrial Index - is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

     (n) Value Line - composed of over 1,600 stocks in the Value Line Investment Survey.

     (o) Russell 2000 - composed of the 2,000 smallest stocks in the Russell 3000, a market value weighted index of the 3,000 largest U.S. publicly-traded companies.

     (p) Composite indices - 70% Standard & Poor's 500 Stock Index and 30% NASDAQ Industrial Index; 35% Standard & Poor's 500 Stock Index and 65% Salomon Brothers High Grade Bond Index; all stocks on the NASDAQ system exclusive of those traded on an exchange, and 65% Standard & Poor's 500 Stock Index and 35% Salomon Brothers High Grade Bond Index.

     (q)  CDA Mutual Fund Report, published by CDA Investment Technologies, Inc.
          - analyzes price, current yield, risk, total return and average rate of return (average compounded growth rate) over specified time periods for the mutual fund industry.

     (r) Mutual fund source book, published by Morningstar, Inc. - analyzes price, yield, risk and total return for equity funds.

     (s) Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Wall Street Journal and Weisenberger Investment Companies Service - publications that rate fund performance over specified time periods.

     (t) Consumer Price Index (or cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time in the price of goods and services in major expenditure groups.

     (u) Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates - historical measure of yield, price and total return for common and small company stock, long-term government bonds, treasury bills and inflation.

     (v) Savings and Loan Historical Interest Rates - as published by the U.S. Savings & Loan League Fact Book.

     (w) Historical data supplied by the research departments of First Boston Corporation, the J.P. Morgan companies, Salomon Brothers, Merrill Lynch, Pierce, Fenner & Smith, Lehman Brothers, Inc. and Bloomberg L.P.

     In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of investments in the Fund's Portfolios, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the fund to calculate its performance. In addition, there can be no assurance that the Fund will continue this performance as compared to such other averages.

                               GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

     The Fund was organized under the name "ICM Fund, Inc." as a Maryland Corporation on October 11, 1988. On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." The Fund's Articles of Incorporation, as amended, authorize the Directors to issue 3,000,000,000 shares of common stock, $.001 par value. The Board of Directors has the power to designate one or more series (Portfolios) of common stock and to classify or reclassify any unissued shares with respect to such portfolios, without further action by shareholders. Currently, the Fund is offering shares of twenty-nine portfolios.

     The shares of the Portfolio of the Fund, when issued and paid for as provided for in the Prospectus, will be fully paid and nonassessable, and have no preference as to conversion, exchange, dividends, retirement or other features and have no preemptive rights. The shares of the Fund have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Fund.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

     The Fund's policy is to distribute substantially all of the Portfolio's net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains) taxes on it and the imposition of the Federal excise tax on undistributed income and capital gains (see discussion under "Dividends, Capital Gains Distributions and Taxes" in the Prospectus). The amounts of any income dividends or capital gains distributions cannot be predicted.

     Any dividend or distribution paid shortly after the purchase of shares of the Portfolio by an investor may have the effect of reducing the per share net asset value of the Portfolio by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes as set forth in the Prospectus.

     As set forth in the Prospectus, unless the shareholder elects otherwise in writing, all dividend and capital gain distributions are automatically received in additional shares of the Portfolios of the Fund at net asset value (as of the business day following the record date). This will remain in effect until the Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected. An account statement is sent to shareholders whenever an income dividend or capital gain distribution is paid.

     The Portfolio will be treated as a separate entity (and hence as a separate "regulated investment company") for Federal tax purposes. Any net capital gains recognized by the Portfolio will be distributed to its investors without need to offset (for Federal income tax purposes) such gains against any net capital losses of another Portfolio.

FEDERAL TAXES

     In order for the Portfolio to continue to qualify for Federal income tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income derived with respect to its business of investing in such securities or currencies. In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of the Portfolio's annual gross income.

     The Portfolio will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes. Shareholders will be advised on the nature of the payments.

CODE OF ETHICS

     The Fund has adopted a Code of Ethics which restricts to a certain extent personal transactions by access persons of the Fund and imposes certain disclosure and reporting obligations.

                APPENDIX - DESCRIPTION OF SECURITIES AND RATINGS

 I.  DESCRIPTION OF RATINGS FOR BONDS AND PREFERRED SECURITIES

     Excerpts from Moody's Investors Service ("Moody's") description of its highest bond ratings: Aaa - judged to be the best quality; carry the smallest degree of investment risk: Aa - judged to be of high quality by all standards; A
- possess many favorable investment attributes and are to be considered as higher medium grade obligations; Baa - considered as lower medium grade obligations, i.e., they are neither highly protected nor poorly secured.

     Excerpts from Standard & Poor's Corporation ("S&P") description of its highest bond ratings: AAA - highest grade obligations; possess the ultimate degree of protection as to principal and interest; AA - also qualify as high grade obligations, and in the majority of instances differs from AAA issues only in small degree; A - regarded as upper medium grade; have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe; BBB
- regarded as borderline between definitely sound obligations and those where the speculative element begins to predominate; this group is the lowest which qualifies for commercial bank investment.

 II.  DESCRIPTION OF U.S. GOVERNMENT SECURITIES

     The term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government.

     U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by Federal agencies and U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States.

     In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assess a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as the Government National Mortgage Association are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the Treasury, if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and Federal National Mortgage Association, is not guaranteed by the United States, but those institutions are protected by the discretionary authority of the U.S. Treasury to purchase certain amounts of their securities to assist the institution in meeting its debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the Federal Home Loan Mortgage Corporation, are federally chartered institutions under government supervision, but their debt securities are backed only by the credit worthiness of those institutions, not the U.S. Government.

     Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home
Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and The Tennessee Valley Authority.

III.  COMMERCIAL PAPER

     The Portfolio may invest in commercial paper (including variable amount master demand notes) rated A-1 or better by S&P or Prime-1 by Moody's or, by S&P. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangement between the issuer and a commercial bank acting as agent for the payees of such notes, whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. As variable amount master demand notes are direct lending arrangements between a lender and a borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with the Portfolio's investment in variable amount master demand notes, The Adviser's investment management staff will monitor, on an ongoing basis, the earning power, cash flow and other liquidity ratios of the issuer, and the borrower's ability to pay principal and interest on demand.

     Commercial paper rated A-1 by S&P has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is A-1, A-2 or A-3. The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to completion and customer acceptance; (4) liquidity; (5) amount and quality of long term debt; (6) trend of earnings over a issuer; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

 IV.  BANK OBLIGATIONS

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations of commercial banks. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. As a result of these adjustments, the interest rate on these obligations may increase or decrease periodically. Frequently, dealers selling variable rate certificates of deposit to the Portfolio will agree to repurchase such instruments, at the Portfolio's option, at par on or near the coupon dates. The dealers' obligations to repurchase these instruments are subject to conditions imposed by various dealers; such conditions typically are the continued credit standing of the issuer and the existence of reasonably orderly market conditions. The Portfolio is also able to sell variable rate certificates of deposit in the secondary market. Variable rate certificates of deposit normally carry a higher interest rate than comparable fixed rate certificates of deposit. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in the secondary markets prior to maturity.

                                    UAM FUNDS
                      SAMI PREFERRED STOCK INCOME PORTFOLIO
                           INSTITUTIONAL CLASS SHARES

                        SUPPLEMENT DATED JANUARY 22, 1996
                TO THE STATEMENT OF ADDITIONAL INFORMATION DATED
                 FEBRUARY 28, 1995 AS REVISED JUNE 15, 1995 AND
                        AS SUPPLEMENTED OCTOBER 31, 1995

The following information supplements the "Investment Objective and Policies" section:

PORTFOLIO OVERVIEW:
The SAMI Preferred Stock Income Portfolio seeks to achieve its objective by investing primarily in investment grade, fixed-dividend utility preferred stock. In selecting specific issues, the Adviser will consider current yield and all variables that could affect the value of a security (e.g., sinking fund provisions, call features, redemption characteristics, and credit quality). While the investment philosophy is primarily one of buy and hold, the Adviser will seek to optimize total returns by trading the Portfolio when the Adviser believes market, economic or other conditions make it advantageous to do so.
For example, the Adviser may take advantage of market or pricing inefficiencies to improve dividend income. The Portfolio is also structured to take maximum advantage of potential spread tightening due to the increasing scarcity value of dividend received deduction (DRD) qualifying preferred stock. As new preferred type structures have developed, the supply of traditional DRD preferreds has decreased. Spectrum focuses on issues either trading at a discount with strong call protection or with attractive yields to call.

The following information supplements the "Investment Adviser" section:

PHILOSOPHY/STYLE:
Spectrum Asset Management has been managing diversified hedged preferred stock portfolios for major institutional investors since 1987. Focused exclusively on preferred stocks, Spectrum's three senior executives have a total of nearly 50 years of experience in this specialized market. The firm uses sophisticated, proprietary pricing and hedging models, in addition to the expertise of its investment professionals, to develop strategies which take advantage of market inefficiencies and opportunities while mitigating the effect of interest rate movements on the capital value of the Portfolio.

REPRESENTATIVE INSTITUTIONAL CLIENTS:
       -  Coca-Cola
       -  Procter & Gamble
       -  Staley
       -  Montana Dakota Utilities
       -  American Bankers Insurance Corporation

It is not known whether the listed clients approve or disapprove of the Adviser or the advisory services provided. The Adviser used objective criteria in compiling the client list, such as account size, geographic location and client classification. The Adviser did not use any performance based criteria.

                                     PART B
                              THE REGIS FUND, INC.
                      SAMI PREFERRED STOCK INCOME PORTFOLIO
                           INSTITUTIONAL CLASS SHARES
                       STATEMENT OF ADDITIONAL INFORMATION
                   FEBRUARY 28, 1995, as revised June 15, 1995



     This Statement is not a Prospectus but should be read in conjunction with the The Regis Fund, Inc.'s Prospectus relating to the SAMI Preferred Stock Income Portfolio's Institutional Class Shares dated February 28, 1995. To obtain the Prospectus, please call The Regis Service Center:

                                 1-800-638-7983



                                TABLE OF CONTENTS



                                                                           Page
                                                                           ----
Investment Objective and Policies. . . . . . . . . . . . . . . . . . . .      1
Purchase of Shares . . . . . . . . . . . . . . . . . . . . . . . . . . .      4
Redemption of Shares . . . . . . . . . . . . . . . . . . . . . . . . . .      4
Shareholder Services . . . . . . . . . . . . . . . . . . . . . . . . . .      5
Investment Limitations . . . . . . . . . . . . . . . . . . . . . . . . .      6
Management of the Fund . . . . . . . . . . . . . . . . . . . . . . . . .      6
Investment Adviser . . . . . . . . . . . . . . . . . . . . . . . . . . .      7
Portfolio Transactions . . . . . . . . . . . . . . . . . . . . . . . . .      7
Administrative Services. . . . . . . . . . . . . . . . . . . . . . . . .      8
Performance Calculations . . . . . . . . . . . . . . . . . . . . . . . .      8
General Information. . . . . . . . . . . . . . . . . . . . . . . . . . .     11
Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . . .     12
Appendix _ Description of Securities and Ratings . . . . . . . . . . . .     13

                        INVESTMENT OBJECTIVE AND POLICIES

     The following discussion supplements the discussion of the investment objective and policies of the SAMI Preferred Stock Income Portfolio as set forth in the SAMI Prospectus:

SECURITIES LENDING

     The Portfolio may lend its investment securities to qualified investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, the Portfolio attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. The Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, as amended, (the "1940 Act") or the rules and regulations or interpretations of the Securities and Exchange Commission (the "Commission") thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis),

(c) the loan be made subject to termination by the Portfolio at any time, and
(d) the Portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments), any distribution on the loaned securities and any increase in their market value. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Directors.

     At the present time, the Staff of the Commission does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Directors. The Portfolio will continue to retain any voting rights with respect to the loaned securities. If a material event occurs affecting an investment on loan, the loan must be called and the securities voted.

RISKS PARTICULAR TO THE PUBLIC UTILITIES INDUSTRY

     The public utilities industries are subject to various uncertainties, including: difficulty in obtaining adequate returns on invested capital; frequent difficulty in obtaining approval of rate increases by public service commissions; increased costs, delays and restrictions as a result of environmental considerations; difficulty and delay in securing financing of large construction projects; difficulties of the capital markets in absorbing utility debt and equity securities; difficulties in obtaining fuel for electric generation at reasonable prices; difficulty in obtaining natural gas for resale; special risks associated with the construction and operation of nuclear power generating facilities, including technical and cost factors of such construction and operation and the possibility of imposition of additional governmental requirements for construction and operation; and the effects of energy conservation and the effects of regulatory changes, such as the possible adverse effects on profits of recent increased competition among telecommunications companies and the uncertainties resulting from such companies' diversification into new domestic and international businesses, as well as agreements by many such companies linking future rate increases to inflation or other factors not directly related to the actual operating profits of the enterprise.

FUTURES CONTRACTS

     The Portfolio may enter into futures contracts for the purposes of hedging, remaining fully invested and reducing transactions costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government Agency.

     Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

     Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

     Traders in futures contracts may be broadly classified as either "hedgers" or "speculators". Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from a fluctuation in interest rates. The Portfolio intends to use futures contracts only for hedging purposes.

     Regulations of the CFTC applicable to the Fund require that all of its futures transactions constitute bonafide hedging transactions or that the Fund's commodity futures and option positions be for other purposes, to the extent that the aggregate initial margins and premiums required to establish such non-hedging positions do not exceed five percent of the liquidation value of the Portfolio. A Portfolio will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, the Portfolio expects that approximately 75% of its futures contracts purchases will be "completed"; that is, equivalent amounts of related securities will have been purchased or are being purchased by the Portfolio upon sale of open futures contracts.

     Although techniques other than the sale and purchase of futures contracts could be used to control the Portfolio's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Portfolio will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS

     The Portfolio will not enter into futures contract transactions to the extent that, immediately thereafter the sum of its initial margin deposits on open contracts exceeds 5% of the market value of its total assets. The Portfolio's outstanding obligations to purchase securities under these contracts may be 100% of its total assets.

RISK FACTORS IN FUTURES TRANSACTIONS

       The Portfolio will minimize the risk that it will be unable to close out by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Portfolio has insufficient cash, it may have to sell Portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Portfolio may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close futures positions also could have an adverse impact on the Portfolio's ability to effectively hedge.

     The risk of loss in trading futures contracts in some strategies can be substantial due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contracts would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in excess of the amount invested in the contract. However, because the futures strategies of the Portfolio are engaged in only for hedging purposes, the Adviser does not believe that the Portfolio is subject to the risks of loss frequently associated with futures transactions. The Portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

     Utilization of futures transactions by the Portfolio does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the Portfolio securities being hedged. It is also possible that the Portfolio could lose money on futures contracts and also experience a decline in value of Portfolio securities. There is also the risk of loss by the Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has an open position in a futures contract.

     Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days, with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

FEDERAL TAX TREATMENT OF FUTURES CONTRACTS

     Except for transactions the Portfolio has identified as hedging transactions, the Portfolio is required for Federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on regulated futures contracts as of the end of the year as well as those actually realized during the year. In most cases any gains or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Furthermore, sales of futures contracts which are intended to hedge against a change in the value of securities held by the Portfolio may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

     In order for the Portfolio to continue to qualify for Federal income tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), at least 90% of its gross income for a taxable year must be derived from qualifying income: i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities of foreign currencies, or other income derived with respect to its business investing in such securities or currencies. In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of a Portfolio's annual gross income. It is anticipated that any net gain realized from the closing out of futures contracts will be considered a gain from the sale of securities and therefore will be qualifying income for purposes of the 90% requirement. In order to avoid realizing excessive gains on securities held for less than three months, the Portfolio may be required to defer the closing out of futures contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on futures contracts, which have been open for less than three months as of the end of the Portfolio's fiscal year and which are recognized for tax purposes, will not be considered gains on securities held for less than three months for the purposes of the 30% test.

       The Portfolio will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes (including unrealized gains at the end of the Portfolio's fiscal year) on futures transactions. Such distribution will be combined with distributions of capital gains realized on the Portfolio's other investments and shareholders will be advised on the nature of the payments.

                               PURCHASE OF SHARES

     Shares of the Portfolio may be purchased without a sales commission, at the net asset value per share next determined after an order is received in proper form by the Fund, and payment is received by the Fund's Custodian. The minimum initial investment required is $500,000 with certain exceptions as may be determined from time to time by the officers of the Fund. For the SAMI Preferred Stock Income Portfolio, an order received in proper form prior to the 4:00 p.m. close of the New York Stock Exchange ("Exchange") will be executed at the price computed on the date of receipt; and an order received not in proper form or after the 4:00 p.m. close of the Exchange will be executed at the price computed on the next day the Exchange is open after proper receipt. The Exchange will be closed on the following days: Good Friday, April 14, 1995; Memorial Day, May 29, 1995; Independence Day, July 4, 1995; Labor Day, September 4, 1995; Thanksgiving Day, November 23, 1995; Christmas Day, December 25, 1995; New Year's Day, January 1, 1996; and Presidents' Day, February 19, 1996.

     The Portfolio reserves the right in its sole discretion (1) to suspend the offering of its shares, (2) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund, and (3) to reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of the Portfolio's shares.

                              REDEMPTION OF SHARES

REDEMPTIONS

     The Portfolio may suspend redemption privileges or postpone the date of payment (1) during any period that both the Exchange and custodian bank are closed, or trading on the Exchange is restricted as determined by the Commission, (2) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Portfolio to dispose of securities owned by it, or to fairly determine the value of its assets, and (3) for such other periods as the Commission may permit. The Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Directors may deem advisable; however, payment will be made wholly in cash unless the Directors believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "Valuation of Shares" and a redeeming shareholder would normally incur brokerage expenses if these securities were converted to cash.

     No charge is made by the Portfolio for redemptions. Any redemption may be more or less than the shareholder's initial cost depending on the market value of the securities held by the Portfolio.

     SIGNATURE GUARANTEES _ To protect your account, the Fund and Mutual Funds Service Company (the "Administrator") from fraud, signature guarantees are required for certain redemptions. The purpose of signature guarantees is to verify the identity of the person who has authorized a redemption from your account. Signature guarantees are required in connection with (1) all redemptions when the proceeds are to be paid to someone other than the registered owner(s) and/or registered address; or (2) share transfer requests.

     Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A complete definition of eligible guarantor institutions is available from the transfer agent. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program.

     The signature guarantee must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

                              SHAREHOLDER SERVICES

     The following supplements the information set forth under "Shareholder Services" in the Prospectus:

EXCHANGE PRIVILEGE

     Institutional Class Shares of the SAMI Preferred Stock Income Portfolio may be exchanged for any other Institutional Class Shares of a Portfolio included in The Regis Family of Funds which is comprised of the Fund and The Regis Fund II. (See the list of Portfolios of The Regis Family of Funds _ Institutional Class Shares at the end of the Prospectus.) Exchange requests should be made by calling the Fund (1-800-638-7983) or by writing to The Regis Fund, Inc., The Regis Service Center, c/o Mutual Funds Service Company, P.O. Box 2798, Boston, MA 02208-2798. The exchange privilege is only available with respect to Portfolios that are registered for sale in the shareholder's state of residence.

     Any such exchange will be based on the respective net asset values of the shares involved. There is no sales commission or charge of any kind. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. You may obtain a Prospectus for the Portfolio(s) you are interested in by calling The Regis Service Center at 1-800-638-7983.

     Exchange requests may be made either by mail or telephone. Telephone exchanges will be accepted only if the certificates for the shares to be exchanged are held by the Fund for the account of the shareholder and the registration of the two accounts will be identical. Requests for exchanges received prior to 4:00 p.m. (Eastern Time) will be processed as of the close of business on the same day. Requests received after 4:00 p.m. will be processed on the next business day. Neither the Fund nor the Administrator will be responsible for the authenticity of the exchange instructions received by telephone. Exchanges may also be subject to limitations as to amounts or frequency, and to other restrictions established by the Board of Directors to assure that such exchanges do not disadvantage the Fund and its shareholders.

     For Federal income tax purposes an exchange between Portfolios is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Fund's, an exchange between series of a Fund was also deemed to be a taxable event. It is likely, therefore, that a capital gain or loss would be realized on an exchange between Portfolios; you may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.

TRANSFER OF SHARES

     Shareholders may transfer shares of the Portfolio to another person by making a written request to the Fund. The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered owners and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Redemption of Shares". As in the case of redemptions, the written request must be received in good order before any transfer can be made.

                             INVESTMENT LIMITATIONS

     The SAMI Preferred Stock Income Portfolio is subject to the following restrictions which may be changed by the Fund's Board of Directors upon reasonable notice to investors. These restrictions supplement the investment objectives and policies set forth in the Prospectus. The SAMI Preferred Stock Income Portfolio will not:

     (1) invest in commodities, except for hedging, liquidity and related purposes as provided in the Prospectus and herein;

     (2) purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate;

     (3)       purchase on margin or sell short;

     (4) purchase or retain securities of an issuer if those Officers and Directors of the Fund or its investment adviser owning more than 1/2 of 1% of such securities together own more than 5% of such securities;

     (5) underwrite the securities of other issuers or invest more than an aggregate of 10% of the total assets of the Portfolio, determined at the time of investment, in securities subject to legal or contractual restrictions on resale and for which there are no readily available markets, including repurchase agreements having maturities of more than seven days (until further notice, as an undertaking for state securities registration purposes in Wisconsin, the Portfolio will limit such investments to 5% or less of its total assets, determined at the time of investment);

     (6) invest for the purpose of exercising control over management of any company;

     (7) invest its assets in securities of any investment company, except in connection with a merger, acquisition of assets or consolidation;

     (8) acquire any securities of companies within one industry, other than the utilities industry, if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or instruments issued by U.S. banks when the Portfolio adopts a temporary defensive position; and

     (9) write or acquire options or interests in oil, gas or other mineral exploration or development programs.

                             MANAGEMENT OF THE FUND

OFFICERS AND DIRECTORS

     The Fund's officers, under the supervision of the Board of Directors, manage the day-to-day operations of the Fund. The Directors set broad policies for the Fund and choose its officers. A list of the Directors and officers of the Fund and a brief statement of their present positions and principal occupations during the past 5 years is set forth in the SAMI Prospectus. As of January 31, 1995, the Directors and officers of the Fund owned less than 1% of the Fund's outstanding shares.

REMUNERATION OF DIRECTORS AND OFFICERS

     The Fund pays each Director, who is not also an officer or affiliated person, a $150 quarterly retainer fee per active Portfolio which currently amounts to $4,350 per quarter. In addition, each unaffiliated Director receives a $2,000 meeting fee which is aggregated for all of the Directors and allocated proportionately among the Portfolios of the Fund and The Regis Fund II as well as the AEW Commercial Mortgage Securities Fund, Inc. and reimbursement for travel and other expenses incurred while attending Board meetings. Directors who are also officers or affiliated persons receive no remuneration for their service as Directors. The Fund's officers and employees are paid by either the Adviser, United Asset Management Corporation ("UAM"), or the Administrator and receive no compensation from the Fund.

PRINCIPAL HOLDERS OF SECURITIES

     As of January 31, 1995, the following persons or organizations owned of record or beneficially 5% or more of the shares of the Portfolio:

     Southtrust Bank of Alabama, N.A. Trustee for Energen Corporation Retirement Income Plan, Birmingham, AL, 21.6%*; Amsouth Bank, N.A., Trustee for Drummond Co., Inc., Revised Pension Plan, Birmingham, AL, 14.8%*; Kansas City Power & Light Company, Kansas City, MO, 13.8%; Proctor Hospital, Peona, IL, 10.6%; Continental Trust Company, Trustee for Sisters of St. Francis Health Services Inc. Retirement Trust, Chicago, IL, 8.8%*; Intercoast Capital Company, Wilmington, DE, 7.9%; Lasalle National Trust, N.A., Trustee for Miner Ent., Chicago, IL, 6.6%*; Intercoast Capital Company, Wilmington, DE, 5.8%; and Lasalle National Trust, N.A., Trustee for Miner Pension Trust Enhanced, Chicago, IL, 5.7%.

     The persons or organizations owning 25% or more of the outstanding shares of a Portfolio may be presumed to control (as that term is defined in the 1940
Act) such Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of such Portfolio.

___________

     * Denotes shares held by a trustee or other fiduciary for which beneficial ownership is disclaimed or presumed disclaimed.

                               INVESTMENT ADVISER

CONTROL OF ADVISER

     Spectrum Asset Management, Inc. (the "Adviser") is a wholly-owned subsidiary of UAM, a holding company incorporated in Delaware in December 1980 for the purpose of acquiring and owning firms engaged primarily in institutional investment management. Since its first acquisition in August 1983, UAM has acquired or organized approximately 42 wholly-owned affiliated firms (the "UAM Affiliated Firms"). UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients.

     Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to operate under their own firm name, with their own leadership and individual investment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them.

     For the period from June 23, 1992 (commencement of operations) to October 31, 1992, the SAMI Preferred Stock Income Portfolio paid no advisory fees. During this period, the Adviser voluntarily waived advisory fees of approximately $34,000. For the fiscal year ended October 31, 1993 the Portfolio paid approximately $244,000 in advisory fees. During this period, the Adviser voluntarily waived advisory fees of approximately $61,000. For the fiscal year ended October 31, 1994, the Portfolio paid $535,000 in advisory fees.

                             PORTFOLIO TRANSACTIONS

     The Investment Advisory Agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Portfolio and directs the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Portfolio. In doing so, a Portfolio may pay higher commission rates than the lowest rate available when the Adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction. It is not the Fund's practice to allocate brokerage or principal business on the basis of sales of shares which may be made through broker-dealer firms. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend the Fund's Portfolios or who act as agents in the purchase of shares of the Portfolios for their clients. During the fiscal years ended October 31, 1992, 1993 and 1994, the entire Fund paid brokerage commissions of approximately $1,248,000, $1,592,000, and $2,402,000, respectively.

     The Portfolio may place a portion of its portfolio transactions with the Adviser, which is a registered broker. Transactions placed with the Adviser are subject to procedures adopted and supervised by the Board of Directors. For the period from June 23, 1992 to October 31, 1992 and for the fiscal years ended October 31, 1993 and 1994, the Portfolio paid commissions of approximately $29,000, $209,000 and $177,000, respectively, to the Adviser for transactions placed through its brokerage facilities.

     Some securities considered for investment by the Portfolio may also be appropriate for other clients served by the Adviser. If purchases or sales of securities consistent with the investment policies of the Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Directors.

                             ADMINISTRATIVE SERVICES

     The Administrator, an affiliate of United States Trust Company of New York, provides administrative, fund accounting, dividend disbursing and transfer agency services to the Fund under an Administration Agreement. For the period from June 23, 1992 (commencement of operations) to October 31, 1992, administrative fees paid to the Administrator amounted to $7,000. During the fiscal year ended October 31, 1993, administrative services fees paid to the Administrator by the Portfolio totaled approximately $56,000. The basis of the fees paid to the Administrator for the 1992 and 1993 fiscal years was as follows: the Fund paid a monthly fee for its services which on an annualized basis equaled 0.16 of 1% of the first $200 million of the aggregate net assets of the Fund; plus 0.12 of 1% of the next $800 million of the aggregate net assets of the Fund; plus 0.06 of 1% of the aggregate net assets in excess of $1 billion. The fees were allocated among the Portfolios on the basis of their relative assets and were subject to a graduated minimum fee schedule per Portfolio, which rose from $1,000 per month upon inception of a Portfolio to $50,000 annually after two years. During the fiscal year ended October 31, 1994, administrative services fees paid to the Administrator by the Portfolio totaled $90,000. The services provided by the Administrator and the current fees payable to the Administrator are described in the Portfolio's Prospectus.

                            PERFORMANCE CALCULATIONS

PERFORMANCE

     The Portfolio may from time to time quote various performance figures to illustrate past performance.

     Performance quotations by investment companies are subject to rules adopted by the Commission, which require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the Commission. An explanation of those and other methods used to compute or express performance follows.

TOTAL RETURN

     The average annual total return of the Portfolio is determined by finding the average annual compounded rates of return over 1, 5, and 10 year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5 and 10 year period and the deduction of all applicable Fund expenses on an annual basis. From inception and for the one year period ended on the date of the Financial Statements included herein, the Portfolio had average annual total returns of 2.52% and -1.15%, respectively.

     These figures were calculated according to the following formula:

  P (1 + T)n = ERV
where:

     P = a hypothetical initial payment of $1,000
     T = average annual total return
     n = number of years
   ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods at the end of the 1, 5, or 10 year periods (or fractional portion thereof).

YIELD

     Current yield reflects the income per share earned by the Portfolio's investment.

     The current yield of the Portfolio is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period. The yield for the Portfolio for the 30-day period ended October 31, 1994 was 6.79%.

     This figure was obtained using the following formula:

     Yield = 2[(    a - b + 1)6 - 1]
     cd

where:

     a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive income distributions d = the maximum offering price per share on the last day of the period.

TAXABLE EQUIVALENT YIELD

     In addition to its standardized performance quotations, the SAMI Preferred Stock Income Portfolio may from time to time quote a non-standardized performance figure for taxable equivalent yield. Taxable equivalent yield represents the return that a corporate tax-paying investor qualifying for the 70% dividends received deduction would need to earn on a fully taxable investment in order to achieve an equivalent after-tax yield during a specified time period. For the twelve months ended October 31, 1994, the Portfolio's taxable equivalent yield was 1.65%. This figure was calculated using the following formula:

A Given Quarter = [DI x (1 - CT x DRD)
                  --------------------

              (1 - CT)   + (I - E) + Net Realized and Unrealized Capital Gains]
-------------------------------------------------------------------------------

                                      Average Net Assets During Quarter

Taxable Equivalent Yield = [ (Q1 + 1) x (Q2 + 1) x (Q3 + 1) x (Q4 + 1) ] - 1

  where:

     DI = dividend income from domestic equity securities subject to the dividends received deduction for qualifying investors, CT = corporate income tax rate,
    DRD = dividends received deduction,
      I = interest and dividend income not subject to the dividends received deduction,
      E = expenses and fees incurred during the period, Q1 = 1st Quarter,
     Q2 = 2nd Quarter,
     Q3 = 3rd Quarter, and
     Q4 = 4th Quarter.

     The formula used to derive taxable equivalent yield is in accordance with the acceptable methods set forth by the Association of Investment Management and Research ("AIMR").

COMPARISONS

     To help investors better evaluate how an investment in a Portfolio of the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. The following publications, indices and averages may be used:

     (a) Dow Jones Composite Average or its component averages _ an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

     (b) Standard & Poor's 500 Stock Index or its component indices _ an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividend.

     (c) The New York Stock Exchange composite or component indices _ unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

     (d) Wilshire 5000 Equity index or its component indices _ represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

     (e) Lipper _ Mutual Fund Performance Analysis and Lipper _ Fixed Income Fund Performance Analysis _ measures total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestments of all distributions, exclusive of any applicable sales charges.

     (f) Morgan Stanley Capital International EAFE Index and World Index _ respectively, arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe. Australia and the Far East, and over 1,400 securities listed on the stock exchanges of these continents, including North America.

     (g) Goldman Sachs 100 Convertible Bond Index _ currently includes 67 bonds and 33 preferred. The original list of names was generated by screening for convertible issues of 100 million or greater in market capitalization. The index is priced monthly.

     (h) Salomon Brothers GNMA Index _ includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

     (i) Salomon Brothers High Grade Corporate Bond Index _ consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

     (j) Salomon Brothers Broad Investment Grade Bond _ is a market-weighted index that contains approximately 4,700 individually priced investment grade corporate bonds rated BBB or better. U.S. Treasury/agency issues and mortgage pass through securities.

     (k) Salomon 1-3 Year Treasury Index _ The Salomon 1-3 Year Treasury Index includes only U.S. Treasury Notes and Bonds with maturities one year or greater and less than three years.

     (l) Lehman Brothers LONG-TERM Treasury Bond _ is composed of all bonds covered by the Lehman Brothers Treasury Bond Index with maturities of 10 years or greater.

     (m) NASDAQ Industrial Index _ is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

     (n) Value Line _ composed of over 1,600 stocks in the Value Line Investment Survey.

     (o) Russell 2000 _ composed of the 2,000 smallest stocks in the Russell 3000, a market value weighted index of the 3,000 largest
          U.S. publicly-traded companies.

     (p) Composite indices _ 70% Standard & Poor's 500 Stock Index and 30% NASDAQ Industrial Index; 35% Standard & Poor's 500 Stock Index and 65% Salomon Brothers High Grade Bond Index; all stocks on the NASDAQ system exclusive of those traded on an exchange, and 65% Standard & Poor's 500 Stock Index and 35% Salomon Brothers High Grade Bond Index.


     (q) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. _ analyzes price, current yield, risk, total return and average rate of return (average compounded growth rate) over specified time periods for the mutual fund industry.

     (r) Mutual Fund Source Book, published by Morningstar, Inc. _ analyzes price, yield, risk and total return for equity funds.

     (s) Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Wall Street Journal and Weisenberger Investment Companies Service _ publications that rate fund performance over specified time periods.

     (t) Consumer Price Index (or cost of Living Index), published by the U.S. Bureau of Labor Statistics _ a statistical measure of change, over time in the price of goods and services in major expenditure groups.

     (u) Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates _ historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. Treasury bills and inflation.

     (v) Savings and Loan Historical Interest Rates _ as published by the U.S. Savings & Loan League Fact Book.

     (w) Historical data supplied by the research departments of First Boston Corporation, the J.P. Morgan companies, Salomon Brothers, Merrill Lynch, Pierce, Fenner & Smith, Lehman Brothers, Inc. and Bloomberg L.P.

     In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of investments in the Fund's Portfolios, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its performance. In addition, there can be no assurance that the Fund will continue this performance as compared to such other averages.

                               GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

     The Fund was organized under the name "ICM Fund, Inc." as a Maryland corporation on October 11, 1988. On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." The Fund's Articles of Incorporation, as amended, authorize the Directors to issue 3,000,000,000 shares of common stock, $.001 par value. The Board of Directors has the power to designate one or more series (Portfolios) or classes of common stock and to classify or reclassify any unissued shares with respect to such Portfolios, without further action by shareholders. Currently, the Fund is offering shares of 29 Portfolios.

     The shares of the Portfolio, when issued and paid for as provided for in the Prospectus, will be fully paid and nonassessable, have no preference as to conversion, exchange, dividends, retirement or other features and have no preemptive rights. The shares of the Fund have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of the Fund.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

     The Fund's policy is to distribute substantially all of the Portfolio's net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains) taxes on it and the imposition of the Federal excise tax on undistributed income and capital gains (see discussion under "Dividends, Capital Gains Distributions and Taxes" in the Prospectus). The amounts of any income dividends or capital gains distributions cannot be predicted.

     Any dividend or distribution paid shortly after the purchase of shares of the Portfolio by an investor may have the effect of reducing the per share net asset value of the Portfolio by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes as set forth in the Prospectus.

     As set forth in the Prospectus, unless the shareholder elects otherwise in writing, all dividend and capital gains distributions are automatically received in additional shares of the Portfolio at net asset value (as of the business day following the record date). This will remain in effect until the Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected. An account statement is sent to shareholders whenever an income dividend or capital gains distribution is paid.

     The Portfolio will be treated as a separate entity (and hence as a separate "regulated investment company") for Federal tax purposes. Any net capital gains recognized by the Portfolio will be distributed to its investors without need to offset (for Federal income tax purposes) such gains against any net capital losses of another Portfolio.

FEDERAL TAXES

     In order for the Portfolio to continue to qualify for Federal income tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income derived with respect to its business of investing in such securities or currencies. In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of the Portfolio's annual gross income.

     The Portfolio will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes. Shareholders will be advised on the nature of the payments.

CODE OF ETHICS

     The Fund has adopted a Code of Ethics which restricts to a certain extent personal transactions by access persons of the Fund and imposes certain disclosure and reporting obligations.

                              FINANCIAL STATEMENTS

     The Financial Statements of the SAMI Preferred Stock Income Portfolio for the fiscal period ended October 31, 1994 and the Financial Highlights for the respective periods presented, which appear in the Portfolio's 1994 Annual Report to Shareholders, and the reports thereon of Price Waterhouse LLP, independent accountants, also appearing therein, are incorporated by reference into this Statement of Additional Information. An Annual Report may be obtained, without charge, by writing to the Fund or by calling The Regis Service Center at 1-800-638-7983.

                APPENDIX _ DESCRIPTION OF SECURITIES AND RATINGS

I. DESCRIPTION OF RATINGS FOR BOND AND PREFERRED SECURITIES

     Excerpts from Moody's Investors Service, Inc. ("Moody's") description of its highest bond ratings: AAA _ judged to be the best quality; carry the smallest degree of investment risk: AA _ judged to be of high quality by all standards; A _ possess many favorable investment attributes and are to be considered as higher medium grade obligations; BAA _ considered as lower medium grade obligations, i.e., they are neither highly protected nor poorly secured.

     Excerpts from Standard & Poor's Corporation ("S&P") description of its highest bond ratings: AAA _ highest grade obligations; possess the ultimate degree of protection as to principal and interest; AA _ also qualify as high grade obligations, and in the majority of instances differs from AAA issues only in small degree; A _ regarded as upper medium grade; have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe; BBB _ regarded as borderline between definitely sound obligations and those where the speculative element begins to predominate; this group is the lowest which qualifies for commercial bank investment.

II. DESCRIPTION OF U.S. GOVERNMENT SECURITIES

     The term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the United States Government and by various instrumentalities which have been established or sponsored by the United States Government.

     U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by Federal agencies and U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States.

     In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assess a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as the Government National Mortgage Association are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the U.S. Treasury, if needed, to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and Federal National Mortgage Association, is not guaranteed by the United States, but those institutions are protected by the discretionary authority of the U.S. Treasury to purchase certain amounts of their securities to assist the institution in meeting its debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the Federal Home Loan Mortgage Corporation, are federally chartered institutions under government supervision, but their debt securities are backed only by the credit worthiness of those institutions, not the U.S. Government.

     Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home
Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority.

III. COMMERCIAL PAPER

     The Portfolio may invest in commercial paper (including variable amount master demand notes) rated A-1 or better by S&P or Prime-1 by Moody's or by S&P. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangement between the issuer and a commercial bank acting as agent for the payees of such notes, whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. As variable amount master demand notes are direct lending arrangements between a lender and a borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with the Portfolio's investment in variable amount master demand notes, the Adviser's investment management staff will monitor, on an ongoing basis, the earning power, cash flow and other liquidity ratios of the issuer, and the borrower's ability to pay principal and interest on demand.

     Commercial paper rated A-1 by S&P has the following characteristics:
(1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is A-1, A-2 or A-3. The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to completion and customer acceptance; (4) liquidity; (5) amount and quality of long term debt; (6) trend of earnings over a issuer; (7) financial strength of a parent company and the relationships which exist with the issuer; and
(8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

IV. BANK OBLIGATIONS

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations of commercial banks. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. As a result of these adjustments, the interest rate on these obligations may increase or decrease periodically. Frequently, dealers selling variable rate certificates of deposit to the Portfolio will agree to repurchase such instruments, at the Portfolio's option, at par on or near the coupon dates. The dealers' obligations to repurchase these instruments are subject to conditions imposed by various dealers; such conditions typically are the continued credit standing of the issuer and the existence of reasonably orderly market conditions. The Portfolio is also able to sell variable rate certificates of deposit in the secondary market. Variable rate certificates of deposit normally carry a higher interest rate than comparable fixed rate certificates of deposit. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in the secondary markets prior to maturity.

                                PART B

                           THE REGIS FUND, INC.
                            SIRACH PORTFOLIOS
                    STATEMENT OF ADDITIONAL INFORMATION
                 FEBRUARY 28, 1995, AS REVISED JUNE 15, 1995


   This Statement is not a Prospectus but should be read in conjunction with The Regis Fund, Inc.'s Prospectus relating to the Sirach Portfolios' Institutional Class Shares dated February 28, 1995 and the Prospectus relating to the Sirach Strategic Balanced, Growth and Special Equity Portfolios Institutional Service Class Shares (the "Service Class Shares") dated November 21, 1994. To obtain a Prospectus, please call The Regis Service Center:

                             1-800-638-7983


                            TABLE OF CONTENTS



                                                                   PAGE
                                                                   ----
Investment Objectives and Policies...............................    2
Purchase of Shares...............................................    4
Redemption of Shares.............................................    5
Shareholder Services.............................................    5
Investment Limitations...........................................    6
Management of the Fund...........................................    7
Investment Adviser...............................................    8
Service and Distribution Plans...................................    9
Portfolio Transactions...........................................   11
Administrative Services..........................................   11
Performance Calculations.........................................   12
General Information..............................................   14
Financial Statements.............................................   15
Appendix-Description of Securities and Ratings...................  A-1

                    INVESTMENT OBJECTIVES AND POLICIES

   The following policies supplement the investment objectives and policies of the Sirach Portfolios as set forth in the Fund's Sirach Portfolios'
Prospectuses:

SECURITIES LENDING

   Each Portfolio may lend its investment securities to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a Portfolio attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. Each Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, as amended, (the "1940 Act") or the Rules and Regulations or interpretations of the Securities and Exchange Commission, (the "Commission") thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments). All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Directors.

   At the present time, the Staff of the Commission does not object if an investment company pays reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by the investment company's Directors. The Portfolio will continue to retain any voting rights with respect to the loaned securities. If a material event occurs affecting an investment on a loan, the loan must be called and the securities voted.

FUTURES CONTRACTS

   The Sirach Fixed Income Portfolio may enter into futures contracts, options, and options on futures contracts for the purposes of remaining fully invested and reducing transactions costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government agency.

   Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

   Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded.

   After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

                                       -2

   Traders in futures contracts may be broadly classified as either "hedgers" or "speculators". Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from a fluctuation in interest rates. Each Portfolio intends to use futures contracts only for hedging purposes.

   Regulations of the CFTC applicable to the Fund require that all of its futures transactions constitute bona fide hedging transactions or that the Fund's commodity futures and option positions be for other purposes, to the extent that the aggregate initial margins and premiums required to establish such non-hedging positions do not exceed 5% of the liquidation value of a Portfolio. The Portfolio will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, the Portfolio expects that approximately 75% of its futures contracts purchases will be "completed"; that is, equivalent amounts of related securities will have been purchased or are being purchased by the Portfolio upon sale of open futures contracts.

   Although techniques other than the sale and purchase of futures contracts could be used to control the Portfolio's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Portfolio will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.


RESTRICTIONS ON THE USE OF FUTURES CONTRACTS

   The Sirach Fixed Income Portfolio will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of its total assets. In addition, the Portfolio will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 20% of its total assets.


RISK FACTORS IN FUTURES TRANSACTIONS

   The Portfolio will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Sirach Fixed Income Portfolio would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Portfolio has insufficient cash, it may have to sell Portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Portfolio may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the Portfolio's ability to effectively hedge.

   The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contracts would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in excess of the amount invested in the contract. However, because the futures strategies of the Portfolio is engaged in only for hedging purposes, the Adviser does not believe that the Portfolio is subject to the risks of loss frequently associated with futures transactions. The Portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

   Utilization of futures transactions by the Portfolio does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the Portfolio securities being hedged. It is also possible that the Portfolio could lose money on futures contracts and also experience a decline in value of Portfolio securities. There is also the risk of loss by the Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has an open position in a futures contract or related option.

   Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days, with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

FEDERAL TAX TREATMENT OF FUTURES CONTRACTS

   Except for transactions the Portfolio has identified as hedging transactions, the Portfolio is required for Federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on regulated futures contracts as of the end of the year as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Furthermore, sales of futures contracts which are intended to hedge against a change in the value of securities held by the Portfolio may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

   In order for the Portfolio to continue to qualify for Federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income: i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income derived with respect to its business of investing in such securities or currencies. In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of the Portfolio's annual gross income. It is anticipated that any net gain realized from the closing out of futures contracts will be considered a gain from the sale of securities and therefore will be qualifying income for purposes of the 90% requirement. In order to avoid realizing excessive gains on securities held for less than three months, the Portfolio may be required to defer the closing out of futures contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on futures contracts, which have been open for less than three months as of the end of the Portfolio's fiscal year and which are recognized for tax purposes, will not be considered gains on securities held for less than three months for the purposes of the 30% test.

   The Sirach Fixed Income Portfolio will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes (including unrealized gains at the end of the Portfolio's fiscal year) on futures transactions. Such distributions will be combined with distributions of capital gains realized on the Portfolio's other investments, and shareholders will be advised on the nature of the payments.


                             PURCHASE OF SHARES

   Both classes of shares of the Portfolios may be purchased without a sales commission at the net asset value per share next determined after an order is received in proper form by the Fund and payment is received by the Fund's Custodian. The minimum initial investment required is $100,000 ($500,000 for the Special Equity Portfolio) with certain exceptions as may be determined from time to time by officers of the Fund. An order received in proper form prior to the 4:00 p.m. close of the New York Stock Exchange ("Exchange") will be executed at the price computed on the date of receipt; and an order received not in proper form or after the 4:00 p.m. close of the Exchange will be executed at the price computed on the next day the Exchange is open after proper receipt. The Exchange will be closed on the following days: Good Friday, April 14, 1995; Memorial Day, May 29, 1995; Independence Day, July 4, 1995; Labor Day, September 4, 1995; Thanksgiving Day, November 23, 1995; Christmas Day, December 25, 1995; New Year's Day, January 1, 1996; and Presidents' Day, February 19, 1996.

   Each Portfolio reserves the right in its sole discretion (1) to suspend the offering of its shares, (2) to reject purchase orders when in the judgement of management such rejection is in the best interest of the Fund, and (3) to reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of a Portfolio's shares.

                              REDEMPTION OF SHARES

   Each Portfolio may suspend redemption privileges or postpone the date of payment (1) during any period that both the Exchange and custodian bank are closed, or trading on the Exchange is restricted as determined by the Commission, (2) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it, or to fairly determine the value of its assets, and (3) for such other periods as the Commission may permit. The Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Directors may deem advisable; however, payment will be made wholly in cash unless the Directors believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "Valuation of Shares" and a redeeming shareholder would normally incur brokerage expenses if these securities were converted to cash.

   No charge is made by the Portfolios for redemptions. Any redemption may be more or less than the shareholder's initial cost depending on the market value of the securities held by the Portfolios.

   SIGNATURE GUARANTEES - To protect your account, the Fund and the Administrator from fraud, signature guarantees are required for certain redemptions. The purpose of signature guarantees is to verify the identity of the person who has authorized a redemption from your account. Signature guarantees are required in connection with (1) all redemptions when the proceeds are to be paid to someone other than the registered owner(s) or registered address; or (2) share transfer requests.

   Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A complete definition of eligible guarantor institutions is available from the Administrator. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program.

   The signature guarantee must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.


                            SHAREHOLDER SERVICES

   The following supplements the shareholder services information set forth in the Sirach Portfolios' Prospectuses:


EXCHANGE PRIVILEGE

   Institutional Class Shares of each Sirach Portfolio may be exchanged for Institutional Class Shares of the other Sirach Portfolios and Service Class Shares of each Sirach Portfolio may be exchanged for Service Class Shares of the other Sirach Portfolios. In addition, Institutional Class Shares of each Sirach Portfolio may be exchanged for any other Institutional Class Shares of a Portfolio included in The Regis Family of Funds which is comprised of the Fund and The Regis Fund II. (See the list of Portfolios of The Regis Family of Funds - Institutional Class Shares at the end of the Sirach Portfolios - Institutional Class Shares Prospectus.) Service Class Shares of the Sirach Strategic Balanced, Growth and Special Equity Portfolios may be exchanged for any other Service Class Shares of a Portfolio included in The Regis Family of Funds which is comprised of the Fund and The Regis Fund II. (See the list of Portfolios of The Regis Family of Funds - Service Class Shares at the end of the Sirach Portfolios - Service Class Shares Prospectus.) Exchange requests should be made by calling the Fund (1-800-638-7983) or by writing to The Regis Fund, Inc., The Regis Service Center, c/o Mutual Funds Service Company, P.O. Box 2798, Boston, MA 02208-2798. The exchange privilege is only available with respect to Portfolios that are registered for sale in a shareholder's state of residence.

   Any such exchange will be based on the respective net asset values of the shares involved. There is no sales commission or charge of any kind. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. You may obtain a Prospectus for the Portfolio(s) you are interested in by calling The Regis Service Center at 1-800-638-7983.

   Exchange requests may be made either by mail or telephone. Telephone exchanges will be accepted only if the certificates for the shares to be exchanged are held by the Fund for the account of the shareholder, and the registration of the two accounts will be identical. Requests for exchanges received prior to 4:00 p.m. (Eastern Time) will be processed as of the close of business on the same day. Requests received after 4:00 p.m. will be processed on the next business day. Neither the Fund nor the Administrator will be responsible for the authenticity of the exchange instructions received by telephone. Exchanges may also be subject to limitations as to amounts or frequency and to other restrictions established by the Fund's Board of Directors to assure that such exchanges do not disadvantage the Fund and its shareholders.

   For Federal income tax purposes an exchange between Funds is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Fund's, an exchange between series of a Fund was also deemed to be a taxable event. It is likely, therefore, that a capital gain or loss would be realized on an exchange between Portfolios. You may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.


TRANSFER OF SHARES

   Shareholders may transfer shares to another person by making a written request to the Fund. The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered owners and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Redemption of Shares". As in the case of redemptions, the written request must be received in good order before any transfer can be made.


                          INVESTMENT LIMITATIONS

   The following limitations supplement those set forth in the Prospectus. Whenever an investment limitation sets forth a percentage limitation on investment or utilization of assets, such limitation shall be determined immediately after and as a result of a Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered when determining whether the investment complies with the Portfolio's investment limitations.

   Each Portfolio is subject to the following limitations which are fundamental policies and may not be changed without the approval of the lesser of: (1) at least 67% of the voting securities of a Portfolio present at a meeting if the holders of more than 50% of the outstanding voting securities of a Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of a Portfolio. Each Portfolio will not:

     (1) invest in physical commodities or contracts on physical commodities;

     (2) purchase or sell real estate or real estate limited partnerships, although it may purchase or sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate;

   (3) with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;

   (4) with respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in securities of any single issuer (other than obligations issued or guaranteed as to principal and interest by the government of the U.S. or any agency or instrumentality thereof);

   (5) borrow money, except (i) from banks and as a temporary measure for extraordinary or emergency purposes or (ii) except in connection with reverse repurchase agreements provided that (i) and (ii) in combination do not exceed 331/3% of the Portfolios' total assets (10% for the Sirach Special Equity Portfolio) (including the amount borrowed) less liabilities (exclusive of borrowings);

   (6) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of a Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S.

         Government, its agencies or instrumentalities or instruments issued by U.S. banks when a Portfolio adopts a temporary defensive position;

   (7) make loans except (i) by purchasing debt securities in accordance with its investment objectives and policies, or entering into repurchase agreements, subject to the limitation described in
         (d) below and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the Commission thereunder; and

   (8)   underwrite the securities of other issuers.

   The following limitations are fundamental policies of the Sirach Special Equity Portfolio and non-fundamental policies of the Sirach Strategic Balanced, Sirach Growth, Sirach Fixed Income and Sirach Short-Term Reserves Portfolios. Each of the Sirach Portfolios will not:

   (a)   purchase on margin or sell short;

   (b) purchase or retain securities of an issuer if those Officers and Directors of the Fund or its investment advisor owning more than 1/2 of 1% of such securities together own more than 5% of such securities;

   (c) pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value;

   (d) invest more than an aggregate of 10% of the assets of the Portfolio (15% for the Sirach Strategic Balanced, Sirach Growth, Sirach Fixed Income and Sirach Short-Term Reserves Portfolios), determined at the time of investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets, including repurchase agreements having maturities of more than seven days;

   (e) invest for the purpose of exercising control over management of any company;

   (f) invest more than 5% of its assets at the time of purchase in the securities of companies that have (with predecessors) continuous operations consisting of less than three years; and

   (g) write or acquire options or interests in oil, gas, mineral leases or other mineral exploration or development programs.

   As a matter of non-fundamental policy, each Portfolio will not:

   (i) invest in warrants, valued at the lower of cost or market, in excess of 5.0% of the value of the Portfolio's net assets. Included within that amount, but not to exceed 2.0% of the value of the Portfolio's net assets, may be warrants that are not listed on the New York or American Stock Exchanges. Warrants acquired in units or attached to securities may be deemed to be without value.


                               MANAGEMENT OF THE FUND

OFFICERS AND DIRECTORS

   The Fund's officers, under the supervision of the Board of Directors, manage the day-to-day operations of the Fund. The Directors set broad policies for the Fund and choose its officers. A list of the Directors and officers of the Fund and a brief statement of their present positions and principal occupations during the past 5 years is set forth in the Sirach Portfolios' Prospectus. As of January 31, 1995, the Directors and officers of the Fund owned less than 1% of the Fund's outstanding shares.

REMUNERATION OF DIRECTORS AND OFFICERS

   The Fund pays each Director, who is not also an officer or affiliated person, a $150 quarterly retainer fee per active Portfolio which currently amounts to $4,350 per quarter. In addition, each unaffiliated Director receives a $2,000 meeting fee which is aggregated for all of the Directors and allocated proportionately among the Portfolios of the Fund and The Regis Fund II as well as the AEW Commercial Mortgage Securities Fund, Inc. and reimbursement for travel and other expenses incurred while attending Board meetings. Directors who are also officers or affiliated persons receive no remuneration for their service as Directors. The Fund's officers and employees are paid by either the Adviser, United Asset Management Corporation ("UAM"), or the Administrator and receive no compensation from the Fund.


PRINCIPAL HOLDERS OF SECURITIES

   As of January 31, 1995, the following persons or organizations held of record or beneficially 5% or more of the shares of a Portfolio, as noted.

   SIRACH SPECIAL EQUITY PORTFOLIO: Chase Manhattan Bank, Trustee, #66 Boeing Co. Voluntary Invest Plan, Brooklyn, NY, 6.1%.*

   SIRACH STRATEGIC BALANCED PORTFOLIO: Seattle First National Bank, Trustee, Lane Powell Spears Lubersky, Los Angeles, CA, 9.7%*; Skagit Valley Medical 401(k) Savings Plan, Mt. Vernon, WA, 7.0%; South Bay Hotel Employees & Restaurant Employees' Pension Plan, San Jose, CA, 5.7%; and Alaska Bricklayers' Retirement Plan, Anchorage, AK, 5.2%.

   SIRACH FIXED INCOME PORTFOLIO: Bankamerica State Trust Company, Custodian, Conner Development, Los Angeles, CA, 18.9%*; Davis Wright Tremaine 401(k) Profit Sharing Plan & Trust, Seattle, WA, 12.6%; Seattle First National Bank, Trustee Levinson Freidman for beneficial ownership R. Duggan Pension Plan, Los Angeles, CA, 9.1%*; Inslee, Best, Doezie & Ryder, P.S., 401(k) Savings Plan, Bellevue, WA, 8.7%; Inslee, Best, Doezie & Ryder, P.S., Profit Sharing Plan, Bellevue, WA, 8.2%; Veco International, Inc., 401(k) Savings Plan, Anchorage, AK, 6.9%; Orthopedics International Limited PS, Profit Sharing & Savings Plan for beneficial ownership Robert L. Romano, M.D., Bellevue, WA, 5.8%; James G. Murphy Co. Profit Sharing Plan, Edmonds, WA, 5.5%; and Dr. Donald H. Mott Money Purchase Pension Plan, Puyallup, WA, 5.3%.

   SIRACH GROWTH PORTFOLIO: Seattle First National Bank, Trustee, Tractor and Machinery 401(k) Savings Plan, Los Angeles, CA, 10.2%*; Davis Wright Tremaine 401(k) Profit Sharing Plan & Trust, Seattle, WA, 8.3%; King County Medical Blue Shield 401(k) Savings Plan, Seattle, WA, 6.8%; Harris Trust and Savings Bank Ringier America, Inc., Chicago, IL, 6.7%; Seattle First National Bank, Trustee, Lane Powell Spears Lubersky, Los Angeles, CA 5.9%*; and So. Alaska Carpenters Defined Contribution Pension Plan, Anchorage, AK, 5.8%.

   SIRACH SHORT-TERM RESERVES PORTFOLIO: So. Alaska Carpenters Defined Contribution Pension Plan, Anchorage, AK, 29.2 %; Veco International, Inc. 401(k) Savings Plan, Anchorage, AK, 24.3%; Seattle First National Bank, Trustee, Tractor and Machinery 401(k) Savings Plan, Los Angeles, CA, 14.5%*; and Seattle First National Bank, Trustee, Superior Fireplace Co., Los Angeles, CA, 7.0%*.

   The persons or organizations listed above as owning 25% or more of the outstanding shares of a Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) such Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of such Portfolio.


_________________
* Denotes shares held by a trustee or other fiduciary for which beneficial ownership is disclaimed or presumed disclaimed.



                            INVESTMENT ADVISER

CONTROL OF ADVISER

   Sirach Capital Management, Inc. (the "Adviser") is a wholly-owned subsidiary of UAM, a holding company incorporated in Delaware in December 1980 for the purpose of acquiring and owning firms engaged primarily in institutional investment management. Since its first acquisition in August 1983, UAM has acquired or organized approximately 42 such wholly-owned affiliated firms (the "UAM Affiliated Firms"). UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients. Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to operate under their own firm name, with their own leadership and individual investment philosophy and approach. Each UAM

Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them.


ADVISORY FEES

   As compensation for services rendered by the Adviser under the Portfolios' Investment Advisory Agreements, each Portfolio pays the Adviser an annual fee, in monthly installments, calculated by applying the following annual percentage rates to the Portfolios' average net assets for the month:


 Sirach Strategic Balanced Portfolio...............................0.65%
 Sirach Fixed Income Portfolio.....................................0.65%
 Sirach Growth Portfolio...........................................0.65%
 Sirach Short-Term Reserves Portfolio..............................0.40%
 Sirach Special Equity Portfolio...................................0.70%


   For the periods ended October 31, 1992, 1993 and 1994, the Sirach Special Equity Portfolio paid advisory fees of approximately $2,115,000, $3,166,000 and $3,501,000, respectively, to the Adviser. For the period from December 1, 1993 (commencement of operations) to October 31, 1994, the Sirach Strategic Balanced, Sirach Fixed Income, Sirach Growth and Sirach Short-Term Reserves Portfolios paid advisory fees of approximately $584,000, $0, $502,000 and $5,000, respectively. During the period from December 1, 1993 to October 31, 1994, the Adviser voluntarily waived advisory fees of approximately $77,000 and $78,000 for the Sirach Fixed Income and Sirach Short-Term Reserves Portfolio, respectively.


                        SERVICE AND DISTRIBUTION PLANS

   As stated in the Sirach Strategic Balanced, Growth and Special Equity Portfolios' Service Class Shares Prospectus, RFI Distributors may enter into agreements with broker-dealers and other financial institutions ("Service Organizations"), pursuant to which they will provide administrative support services to Service Class shareholders who are their customers ("Customers") in consideration of such Fund's payment of 0.25% (on an annualized basis) of the average daily net asset value of the Service Class Shares held by the Service Organization for the benefit of its Customers. Such services include:

   (a) acting as the sole shareholder of record and nominee for beneficial owners;

   (b) maintaining account record for such beneficial owners of the Fund's shares;

   (c)   opening and closing accounts;

   (d) answering questions and handling correspondence from shareholders about their accounts;

   (e)   processing shareholder orders to purchase, redeem and exchange shares;

   (f) handling the transmission of funds representing the purchase price or redemption proceeds;

   (g) issuing confirmations for transactions in the Fund's shares by shareholders;

   (h) distributing current copies of prospectuses, statements of additional information and shareholder reports;

   (i) assisting customers in completing application forms, selecting dividend and other account options and opening any necessary custody accounts;

   (j) providing account maintenance and accounting support for all transactions; and

   (k) performing such additional shareholder services as may be agreed upon by the Fund and the Service Organization, provided that any such additional shareholder service must constitute a permissible non-banking activity in accordance with the then current regulations of, and interpretations thereof by, the Board of Governors of the Federal Reserve System, if applicable.

   Each agreement with a Service Organization is governed by a shareholder Service Plan (the "Service Plan") that has been adopted by the Fund's Board of Directors. Pursuant to the Service Plan, the Board of Directors reviews, at least quarterly, a written report of the amounts expended under each agreement with Service Organizations and the purposes for which the expenditures were made. In addition, arrangements with Service Organizations must be approved annually by a majority of the Fund's directors, including a majority of the directors who are not "interested persons" of the company as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements.

   The Board of Directors has approved the arrangements with Service Organizations based on information provided by the Fund's service contractors that there is a reasonable likelihood that the arrangements will benefit the Fund and its shareholders by affording the Fund greater flexibility in connection with the servicing of the accounts of the beneficial owners of its shares in an efficient manner. Any material amendment to a Fund's arrangements with Service Organizations must be approved by a majority of the Fund's Board of Directors (including a majority of the disinterested directors). So long as the arrangements with Service Organizations are in effect, the selection and nomination of the members of the Fund's Board of Directors who are not "interested persons" (as defined in the 1940 Act) of the Company will be committed to the discretion of such non-interested directors.

   Pursuant to Rule 12b-1 under the 1940 Act, the Fund has adopted a Distribution Plan for the Service Class Shares of the Fund (the "Distribution Plan"). The Distribution Plan permits the Fund to pay for certain distribution, promotional and related expenses involved in the marketing of only the Service Class Shares.

   The Distribution Plan permits the Service Class Shares, pursuant to the Distribution Agreement, to pay a monthly fee to the Distributor for its services and expenses in distributing and promoting sales of the Service Class Shares. These expenses include, among other things, preparing and distributing advertisements, sales literature and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, and paying distribution and maintenance fees to securities brokers and dealers who enter into agreements with the Distributor. In addition, the Service Class Shares may make payments directly to other unaffiliated parties, who either aid in the distribution of their shares or provide services to the Class.

   The maximum annual aggregate fee payable by the Fund under the Service and Distribution Plans (the "Plans"), is 0.75% of the Service Class Shares' average daily net assets for the year. The Fund's Board of Directors may reduce this amount at any time. Although the maximum fee payable under the 12b-1 Plan relating to the Service Class Shares is 0.75% of average daily net assets of such class, the Board of Directors has determined that the annual fee, payable on a monthly basis, under the Plans relating to the Service Class Shares, currently cannot exceed 0.50% of the average daily net assets represented by Service Class. While the current fee which will be payable under the Service Plan has been set at 0.25%, the Plan permits a full 0.75% on all assets to be paid at any time following appropriate Board approval.

   All of the distribution expenses incurred by the Distributor and others, such as broker/dealers, in excess of the amount paid by the Service Class Shares will be borne by such persons without any reimbursement from such classes. Subject to seeking best price and execution, the Fund may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plans. From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.

   The Plans, the Distribution Agreement and the form of dealer's and services agreements have all been approved by the Board of Directors of the Fund, including a majority of the directors who are not "interested persons" (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the Plan or any related agreements, by vote cast in person at a meeting duly called for the purpose of voting on the Plan and such Agreements. Continuation of the Plan, the Distribution Agreement and the related agreements must be approved annually by the Board of Directors in the same manner, as specified above. No Service Class Shares have been offered prior to the date of this Part B.

   Each year the directors must determine whether continuation of the Plans is in the best interest of the shareholders of Service Class Shares and that there is a reasonable likelihood of the Plans providing a benefit to the Class. The Plans, the Distribution Agreement and the related agreements with any broker-dealer or others relating to a Class may be terminated at any time without penalty by a majority of those directors who are not "interested persons" or by a majority vote of the outstanding voting securities of the Class. Any amendment materially increasing the maximum percentage payable under the Plans must likewise be approved by a majority vote of the relevant Class' outstanding voting securities, as well as by a majority vote of those directors who are not "interested persons." Also, any other material amendment to the Plans must be approved by a majority vote of the directors including a majority of the directors of the Fund having no interest in the Plans. In addition, in order for the Plans to remain effective, the selection and nomination of directors who are not "interested persons" of the Fund must be effected by the directors who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plans. Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board of Directors for their review. The NASD has adopted amendments to its Rules of Fair Practice relating to investment company sales charges. The Fund and the Distributor intend to operate in compliance with these rules.


                              PORTFOLIO TRANSACTIONS

   The Investment Advisory Agreements authorize the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Portfolios and direct the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Portfolios. In doing so, a Portfolio may pay higher commission rates than the lowest rate available when the Adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction. It is not the Fund's practice to allocate brokerage or effect principal transactions with dealers on the basis of sales of shares which may be made through broker-dealer firms. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend the Fund's Portfolios or who act as agents in the purchase of shares of the Portfolios for their clients. During the fiscal years ended, October 31, 1992, 1993 and 1994, the entire Fund paid brokerage commissions of approximately $1,248,000, $1,592,000 and $2,402,000, respectively.

   Some securities considered for investment by the Portfolios may also be appropriate for other clients served by the Adviser. If purchases or sales of securities consistent with the investment policies of the Portfolios and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolios and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Directors.

                            ADMINISTRATIVE SERVICES

   Effective February 1, 1992, Mutual Funds Service Company, an affiliate of United States Trust Company of New York, (the "Administrator") provides administrative, fund accounting, dividend disbursing and transfer agency services to the Fund under an Administration Agreement. Prior to February 1, 1992, administrative services were provided to the Sirach Special Equity Portfolio by The Vanguard Group, ("Vanguard") under a similar agreement. For its services, the Portfolio paid Vanguard a fee which represented a monthly fee which on an annual basis equaled 0.20 of 1% of the first $200 million of the aggregate net assets of the Fund; 0.12 of 1% of the next $800 million of the aggregate net assets of the Fund; and .08% of 1% of the aggregate net assets of the Fund in excess of $1 billion This fee was allocated based on the relative net assets of each Portfolio, provided, however, that the minimum annual fee equaled $50,000 for each active Portfolio. For the fiscal year ended October 31, 1992, administrative fees paid by the Sirach Special Equity Portfolio totaled $398,662, of which $97,131 was paid to Vanguard and $301,531 was paid to the Administrator. During the fiscal year ended October 31, 1993, administrative services fees paid to the Administrator by the Sirach Special Equity Portfolio totaled $559,000. The basis of the fees paid to the Administrator for the 1992 and 1993 fiscal years was as follows: the Fund paid a monthly fee for its services which on an annualized basis equaled
0.16 of 1% of the first $200 million of the aggregate net assets of the Fund; plus 0.12 of 1% of the next $800 million of the aggregate net assets of the Fund; plus 0.06 of 1% of the aggregate net assets in excess of $1 billion. The fees were allocated among the Portfolios on the basis of their relative assets and were subject to a graduated minimum fee schedule per Portfolio, which rose from $1,000 per month upon inception of a Portfolio to $50,000 annually after two years. During the fiscal year ended October 31, 1994, administrative services fees paid to the Administrator by the Sirach Special Equity Portfolio totaled $586,000. During the period from December 1, 1993 to October 31, 1994, administrative services fees paid to the Administrator by the Sirach Strategic Balanced, Sirach Fixed Income, Sirach Growth and Sirach Short-Term Reserves Portfolios totaled $116,000, $27,000, $95,000 and $29,000, respectively. The services provided by the Administrator and the current fees payable to the Administrator are described in the Portfolios' Prospectus.

                             PERFORMANCE CALCULATIONS

PERFORMANCE

   The Fund may from time to time quote various performance figures to illustrate each class of the Fund's past performance.

   Performance quotations by investment companies are subject to rules adopted by the Commission, which require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by each class of the Fund be accompanied by certain standardized performance information computed as required by the SEC. Total return quotations used by each class of the Fund are based on the standardized methods of computing performance mandated by the Commission. An explanation of those and other methods used by each class of the Fund to compute or express performance follows.


TOTAL RETURN

   The average annual total return is determined by finding the average annual compounded rates of return over 1, 5, and 10 year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5 and 10 year period and the deduction of all applicable Fund expenses on an annual basis. Since Service Class Shares of the Sirach Strategic Balanced, Growth and Special Equity Portfolios bear additional service and distribution expenses, the average annual total return of the Service Class Shares of a Portfolio will generally be lower than that of the Institutional Class Shares of the same Portfolio.

   The average annual total rates of return of the Institutional Class Shares of the Sirach Special Equity Portfolio from inception to October 31, 1994 and for the one and five-year periods ended October 31, 1994 are 13.93%, -4.68% and 14.94%, respectively.

   The total return of the Institutional Class Shares of the Sirach Fixed Income, Sirach Growth, Sirach Short-Term Reserves and Sirach Strategic Balanced Portfolios from December 1, 1993 (commencement of operations) to October 31, 1994 is -4.33%, -2.58%, 3.24% and -4.19%, respectively.

   These figures were calculated according to the following formula:

    P (1 + T)n = ERV

where:

    P= a hypothetical initial payment of $1,000

    T= average annual total return

    n= number of years

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods at the end of the 1, 5, or 10 year periods (or fractional portion thereof).


   Service Class Shares of the Sirach Strategic Balanced, Growth and Special Equity Portfolios were not offered as of October 31, 1994. Accordingly, no total return figures are available.


COMPARISONS

   To help investors better evaluate how an investment in a Portfolio of the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. The following publications, indices and averages may be used:

   (a) Dow Jones Composite Average or its component averages - an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

   (b) Standard & Poor's 500 Stock Index or its component indices - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividend.

   (c) The New York Stock Exchange composite or component indices - unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

   (d) Wilshire 5000 Equity Index or its component indices - represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

   (e) Lipper - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measures total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

   (f) Morgan Stanley Capital International EAFE Index and World Index - respectively, arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East, and over 1,400 securities listed on the stock exchanges of these continents, including North America.

   (g) Goldman Sachs 100 Convertible Bond Index - currently includes 67 bonds and 33 preferred. The original list of names was generated by screening for convertible issues of 100 million or greater in market capitalization. The index is priced monthly.

   (h) Salomon Brothers GNMA Index - includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

   (i) Salomon Brothers High Grade Corporate Bond Index - consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

   (j) Salomon Brothers Broad Investment Grade Bond - is a market-weighted index that contains approximately 4,700 individually priced investment grade corporate bonds rated BBB or better, U.S. Treasury/agency issues and mortgage passthrough securities.

   (k) Lehman Brothers LONG-TERM Treasury Bond - is composed of all bonds covered by the Lehman Brothers Treasury Bond Index with maturities of 10 years or greater.

   (l) Lehman Brothers Intermediate Government/Corporate Index - is an unmanaged index composed of a combination of the Government and Corporate Bond Indices. All issues are investment grade (BBB) or higher, with maturities of one to ten years and an outstanding par value of at least $100 million for U.S. Government issues and $25 million for others. The Government Index includes public obligations of the U.S. Treasury, issues of Government agencies, and corporate debt backed by the U.S. Government. The Corporate Bond Index includes fixed-rate nonconvertible corporate debt. Also included are Yankee Bonds and nonconvertible debt issued by or guaranteed by foreign or international governments and agencies. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income.

   (m) NASDAQ Industrial Index - is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

   (n) Value Line - composed of over 1,600 stocks in the Value Line Investment Survey.

   (o) Russell 2000 - composed of the 2,000 smallest stocks in the Russell 3000, a market value weighted index of the 3,000 largest U.S. publicly-traded companies.

   (p) Composite Indices - 70% Standard & Poor's 500 Stock Index and 30% NASDAQ Industrial Index; 35% Standard & Poor's 500 Stock Index and 65% Salomon Brothers High Grade Bond Index; all stocks on the
         NASDAQ system exclusive of those traded on an exchange, and 65% Standard & Poor's 500 Stock Index and 35% Salomon Brothers High Grade Bond Index.

   (q)   CDA Mutual Fund Report, published by CDA Investment Technologies, Inc.
         - analyzes price, current yield, risk, total return and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

   (r) Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk and total return for equity funds.

   (s) Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Investor's Daily, Lipper Analytical Services, Inc., Morningstar, Inc., New York Times, Personal Investor, Wall Street Journal and Weisenberger Investment Companies Service - publications that rate fund performance over specified time periods.

   (t) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time in the price of goods and services in major expenditure groups.

   (u) Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates - historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. Treasury bills and inflation.

   (v) Savings and Loan Historical Interest Rates - as published in the U.S. Savings & Loan League Fact Book.

   (w) Lehman Brothers Aggregate Index - is a fixed income market value-weighted index that combines the Lehman Brothers Government/Corporate Index and the Lehman Brothers Mortgage-Backed Securities Index. It includes fixed rate issues of investment grade (BBB) or higher, with maturities of at least one year and outstanding par values of at least $100 million for U.S. Government issues and $25 million for others.

   (x) Historical data supplied by the research departments of First Boston Corporation, the J.P. Morgan companies, Salomon Brothers, Merrill Lynch, Pierce, Fenner & Smith, Lehman Brothers and Bloomberg L.P.

   In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of investments in the Fund's Portfolios, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its performance. In addition, there can be no assurance that the Fund will continue this performance as compared to such other averages.


                                 GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

   The Fund was organized under the name "ICM Fund, Inc." as a Maryland corporation on October 11, 1988. On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." The Fund's principal executive office is located at 803 Cathedral Street, Baltimore, MD 21201; however, all investor correspondence should be directed to the Fund at The Regis Service Center, c/o Mutual Funds Service Company, P.O. Box 2798, Boston, MA 02208-2798. The Fund's Articles of Incorporation, as amended, authorize the Directors to issue 3,000,000,000 shares of common stock, $.001 par value. The Board of Directors has the power to designate one or more series (Portfolios) or classes of common stock and to classify or reclassify any unissued shares with respect to such Portfolios, without further action by shareholders. Currently, the Fund is offering shares of 29 Portfolios. The Directors of the Fund may create additional Portfolios and classes of shares at a future date.

   Both classes of shares of a Portfolio, when issued and paid for as provided for in the Prospectus, will be fully paid and nonassessable, have no preference as to conversion, exchange, dividends, retirement or other features and have no preemptive rights. The shares of the Fund have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of the Fund.

Both Institutional Class and Service Class Shares represent an interest in the same assets of a Portfolio and are identical in all respects except that the Service Class Shares bear certain expenses related to shareholder servicing and the distribution of such shares, and have exclusive voting rights with respect to matters relating to such distribution expenditures.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

   The Fund's policy is to distribute substantially all of a Portfolio's net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains) taxes on it and the imposition of the Federal excise tax on undistributed income and capital gains (see discussion under "Dividends, Capital Gains Distributions and Taxes" in the Prospectus). The amounts of any income dividends or capital gains distributions cannot be predicted.

   Any dividend or distribution paid shortly after the purchase of shares of a Portfolio by an investor may have the effect of reducing the per share net asset value of the Portfolio by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes as set forth in the Prospectus.

   As set forth in the Prospectus, unless the shareholder elects otherwise in writing, all dividend and capital gains distributions are automatically received in additional shares of a Portfolio at net asset value (as of the business day following the record date). This will remain in effect until the Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected. An account statement is sent to shareholders whenever an income dividend or capital gains distribution is paid.

   Each Portfolio will be treated as a separate entity (and hence as a separate "regulated investment company") for Federal tax purposes. Any net capital gains recognized by a Portfolio will be distributed to its investors without need to offset (for Federal income tax purposes) such gains against any net capital losses of another Portfolio.

FEDERAL TAXES

   In order for a Portfolio to continue to qualify for Federal income tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income derived with respect to its business of investing in such securities or currencies. In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of a Portfolio's annual gross income.

   Each Portfolio will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes.
Shareholders will be advised on the nature of the payments.

CODE OF ETHICS

   The Fund has adopted a Code of Ethics which restricts to a certain extent personal transactions by access persons of the Fund and imposes certain disclosure and reporting obligations.


                           FINANCIAL STATEMENTS

   The Financial Statements of the Institutional Class Shares of the Sirach Portfolios and the Financial Highlights for the respective periods presented, which appear in the Portfolios' 1994 Annual Report to Shareholders, and the reports thereon of Price Waterhouse LLP, independent accountants, also appearing therein, are incorporated by reference into this Statement of Additional Information. An Annual Report may be obtained, without charge, by writing to the Fund or by calling The Regis Service Center at 1-800-638-7983.

                APPENDIX - DESCRIPTION OF SECURITIES AND RATINGS



I.   DESCRIPTION OF RATINGS FOR BOND AND PREFERRED SECURITIES

   Excerpts from Moody's Investor Service ("Moody's") description of its highest bond ratings: Aaa - judged to be the highest quality; carry the smallest degree of investment risk: Aa - judged to be of high quality by all standards; A - possess many favorable investment attributes and are to be considered as higher medium grade obligations; Baa - considered as lower medium grade obligations, i.e., they are neither highly protected nor poorly secured.

   Excerpts from Standard & Poor's Corporation ("S&P") description of its highest bond ratings: AAA - highest grade obligations; possess the ultimate degree of protection as to principal and interest; AA - also qualify as high grade obligations, and in the majority of instances differs from AAA issues only in small degree; A - regarded as upper medium grade; have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe; BBB - regarded as borderline between definitely sound obligations and those where the speculative element begins to predominate; this group is the lowest which qualifies for commercial bank investment.


II.   DESCRIPTION OF U.S. GOVERNMENT SECURITIES

   The term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the United States Government and by various instrumentalities which have been established or sponsored by the United States Government.

   U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by Federal agencies and U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States.

   In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assess a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as the Government National Mortgage Association, are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the Treasury, if needed, to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and Federal National Mortgage Association, is not guaranteed by the United States, but those institutions are protected by the discretionary authority of the U.S. Treasury to purchase certain amounts of their securities to assist the institution in meeting its debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the Federal Home Loan Mortgage Corporation, are federally chartered institutions under government supervision, but their debt securities are backed only by the credit worthiness of those institutions, not the U.S. Government.

   Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home
Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and The Tennessee Valley Authority.

III.   DESCRIPTION OF COMMERCIAL PAPER

   Each Portfolio may invest in commercial paper (including variable amount master demand notes) rated A-1 or better by S&P or Prime-1 by Moody's or by S&P. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangement between the issuer and a commercial bank acting as agent for the payees of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. As variable amount master demand notes are direct lending arrangements between a lender and a borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with the Portfolios' investment in variable amount master demand notes, the Adviser's investment management staff will monitor, on an ongoing basis, the earning power, cash flow and other liquidity ratios of the issuer and the borrower's ability to pay principal and interest on demand.

   Commercial paper rated A-1 by S&P has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established, and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is A-1, A-2 or A-3. The rating Prime-1 is the highest commercial paper rating assignment by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to completion and customer acceptance;
(4) liquidity; (5) amount and quality of long term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of issuer of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.


IV.   DESCRIPTION OF BANK OBLIGATIONS

   Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations of commercial banks. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. As a result of these adjustments, the interest rate on these obligations may increase or decrease periodically. Frequently, dealers selling variable rate certificates of deposit to the Portfolio will agree to repurchase such instruments, at the Portfolio's option, at par on or near the coupon dates. The dealers' obligations to repurchase these instruments are subject to conditions imposed by various dealers. Such conditions typically are the continued credit standing of the issuer and the existence of reasonably orderly market conditions. The Portfolios are also able to sell variable rate certificates of deposit in the secondary market. Variable rate certificates of deposit normally carry a higher interest rate than comparable fixed rate certificates of deposit. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction to finance the import, export, transfer or storage of goods. The borrower is liable for payment as well as the bank which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in the secondary markets prior to maturity.

V.   DESCRIPTION OF FOREIGN INVESTMENTS

   Investors should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies. Since the securities of foreign companies are frequently denominated in foreign currencies, the Fund's Portfolios may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

   As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and they may have policies that are not comparable to those of domestic companies, there may be less information available about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.

   Although the Fund will endeavor to achieve the most favorable execution costs in its Portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

   Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recoverable portion of foreign withholding taxes will reduce the income received from the companies comprising the Fund's Portfolios. However, these foreign withholding taxes are not expected to have a significant impact.

                                    UAM FUNDS
                                SIRACH PORTFOLIOS

                        SUPPLEMENT DATED JANUARY 22, 1996
       TO THE STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 28, 1995
 AS REVISED JUNE 15, 1995 AND AS SUPPLEMENTED JULY 3, 1995 AND OCTOBER 31, 1995

The following information supplements the "Investment Adviser" section:

           SIRACH FIXED INCOME PORTFOLIO - INSTITUTIONAL CLASS SHARES PHILOSOPHY/STYLE:
In managing fixed income portfolios, Sirach regularly assesses monetary policy, inflation expectations, economic trends and capital market flows and then establishes a duration target and maturity structure. Sector weightings are determined by business cycle analysis, relative valuation and expected interest rate volatility. Sirach also screens for mispriced securities emphasizing both incremental yield and potential price performance. Before any security is purchased, a thorough credit and fundamental analysis is done.

REPRESENTATIVE INSTITUTIONAL CLIENTS:
       -  Boeing
       -  Honda of America
       -  Nestle
       -  Unilever
       -  United Technologies

It is not known whether the listed clients approve or disapprove of the Adviser or the advisory services provided. The Adviser used objective criteria in compiling the client list, such as account size, geographic location and client classification. The Adviser did not use any performance based criteria.

                  SIRACH GROWTH PORTFOLIO - INSTITUTIONAL CLASS
                     AND INSTITUTIONAL SERVICE CLASS SHARES
              SIRACH SPECIAL EQUITY PORTFOLIO - INSTITUTIONAL CLASS
                     AND INSTITUTIONAL SERVICE CLASS SHARES

PHILOSOPHY/STYLE:
Sirach specializes in identifying and investing in growth-oriented securities which have demonstrated strong earnings acceleration and what the Adviser judges to be strong relative price strength and value. The firm emphasizes disciplined security selection in all asset classes. As equity analysts, Sirach monitors a large list of companies which have passed an initial screening process. The firm's investment objective is to identify the point at which a good company is becoming a good investment, purchase the stock at a fair value, and then to identify when that good investment period is coming to an end. To achieve the objective of identifying good investments, Sirach uses a disciplined equity selection process that is built on a number of buying tests. To identify when a good investment period is changing, Sirach uses disciplined selling tests. Capital protection is an integral part of the Adviser's investment management objective.

REPRESENTATIVE INSTITUTIONAL CLIENTS:
       -  Boeing
       -  Honda of America
       -  Nestle
       -  Unilever
       -  United Technologies

It is not known whether the listed clients approve or disapprove of the Adviser or the advisory services provided. The Adviser used objective criteria in compiling the client list, such as account size, geographic location and client classification. The Adviser did not use any performance based criteria.

            SIRACH STRATEGIC BALANCED PORTFOLIO - INSTITUTIONAL CLASS
                     AND INSTITUTIONAL SERVICE CLASS SHARES

PHILOSOPHY/STYLE:
Sirach specializes in identifying and investing in growth-oriented securities which have demonstrated strong earnings acceleration and what the Adviser judges to be strong relative price strength and value. The firm emphasizes disciplined security selection in all asset classes. As equity analysts, Sirach monitors a large list of companies which have passed an initial screening process. The firm's investment objective is to identify the point at which a good company is becoming a good investment, purchase the stock at a fair value, and then to identify when that good investment period is coming to an end. To achieve the objective of identifying good investments, Sirach uses a disciplined equity selection process that is built on a number of buying tests. To identify when a good investment period is changing, Sirach uses disciplined selling tests. Capital protection is an integral part of the Adviser's investment management objective.

In managing fixed income portfolios, Sirach regularly assesses monetary policy, inflation expectations, economic trends and capital market flows and then establishes a duration target and maturity structure. Sector weightings are determined by business cycle analysis, relative valuation and expected interest rate volatility. Sirach also screens for mispriced securities emphasizing both incremental yield and potential price performance. Before any security is purchased, a thorough credit and fundamental analysis is done.

REPRESENTATIVE INSTITUTIONAL CLIENTS:
       -  Boeing
       -  Honda of America
       -  Nestle
       -  Unilever
       -  United Technologies

It is not known whether the listed clients approve or disapprove of the Adviser or the advisory services provided. The Adviser used objective criteria in compiling the client list, such as account size, geographic location and client classification. The Adviser did not use any performance based criteria.

                                    UAM FUNDS
                          STERLING PARTNERS' PORTFOLIOS

                        SUPPLEMENT DATED JANUARY 22, 1996
       TO THE STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 28, 1995
 AS REVISED JUNE 15, 1995 AND AS SUPPLEMENTED JULY 3, 1995 AND OCTOBER 31, 1995

The following information supplements the "Investment Adviser" section:

                      STERLING PARTNERS' BALANCED PORTFOLIO
           INSTITUTIONAL CLASS AND INSTITUTIONAL SERVICE CLASS SHARES

PHILOSOPHY/STYLE
Sterling Capital Management's balanced philosophy focuses on long-term growth and capital preservation utilizing common stock and fixed income securities. Sterling's equity philosophy is to maintain a well-diversified portfolio of high quality stocks selling at reasonable prices. Although Sterling is a value-oriented manager, the Adviser believes that earnings improvement is the catalyst required to unlock value. As a result, Sterling's process is highly focused on fundamental analysis. Improvement in fundamentals is a central consideration in all buy decisions. Just as important, fundamental deterioration is the primary consideration in the firm's highly-developed sell discipline. Sterling's short-term fixed income philosophy is focused on capital preservation and liquidity. Sterling spends a significant amount of time reviewing issuer credit quality to ensure the Portfolio holds only stable-to-improving issuer obligations. The average maturity of the Portfolio is adjusted from time to time to take advantage of trends in interest rates. The overall focus of the Portfolio is to preserve capital while producing a competitive rate of return.

REPRESENTATIVE INSTITUTIONAL CLIENTS:
          *    Nalle Clinic
          *    Nucor Corp.
          *    McDevitt Street Bovis
          *    ENT Associates
          *    Dean Witter, Reynolds Inc.

It is not known whether the listed clients approve or disapprove of the Adviser or the advisory services provided. The Adviser used objective criteria in compiling the client list, such as account size, geographic location and client classification. The Adviser did not use any performance based criteria.

                       STERLING PARTNERS' EQUITY PORTFOLIO
           INSTITUTIONAL CLASS AND INSTITUTIONAL SERVICE CLASS SHARES

PHILOSOPHY/STYLE
Sterling Capital Management's equity philosophy is to maintain a well-diversified portfolio of high quality stocks selling at reasonable prices. Although Sterling is a value-oriented equity manager, the Adviser believes that earnings improvement is the catalyst required to unlock value. As a result, Sterling's process is highly focused on fundamental analysis. Improvement in fundamentals is a central consideration in all buy decisions. Just as important, fundamental deterioration is the primary consideration in the firm's highly-developed sell discipline.

REPRESENTATIVE INSTITUTIONAL CLIENTS:
          *    Walter Industries, Inc.
          *    Street Enterprises, Inc.
          *    Georgia Marble Corp.
          *    Cheraw Yarn Mills
          *    Sanger Clinic

It is not known whether the listed clients approve or disapprove of the Adviser or the advisory services provided. The Adviser used objective criteria in compiling the client list, such as account size, geographic location and client classification. The Adviser did not use any performance based criteria.

              STERLING PARTNERS' SHORT-TERM FIXED INCOME PORTFOLIO INSTITUTIONAL CLASS AND INSTITUTIONAL SERVICE CLASS SHARES

PHILOSOPHY/STYLE
Sterling Capital Management's short-term fixed income philosophy is focused on capital preservation and liquidity. Sterling spends a significant amount of time reviewing issuer credit quality to ensure the Portfolio holds only stable-to-improving issuer obligations. The average maturity of the Portfolio is adjusted from time to time to take advantage of trends in interest rates. The overall focus of the Portfolio is to preserve capital while producing a competitive rate of return.

REPRESENTATIVE INSTITUTIONAL CLIENTS:
          *    Adobe Systems, Inc.
          *    Paychex, Inc.
          *    Belk Store Services
          *    Davidson College
          *    Lakeland Regional Medical Center

It is not known whether the listed clients approve or disapprove of the Adviser or the advisory services provided. The Adviser used objective criteria in compiling the client list, such as account size, geographic location and client classification. The Adviser did not use any performance based criteria.

                                     PART B

                              THE REGIS FUND, INC.
                               STERLING PORTFOLIOS
                       STATEMENT OF ADDITIONAL INFORMATION
                   FEBRUARY 28, 1995, AS REVISED JUNE 15, 1995


     This Statement is not a Prospectus but should be read in conjunction with The Regis Fund, Inc.'s Prospectus relating to the Sterling Partners' Portfolios' Institutional Class Shares dated February 28, 1995 and the Prospectus relating to the Institutional Service Class Shares (the "Service Class Shares") dated November 21, 1994. To obtain a Prospectus, please call The Regis Service Center:


                                 1-800-638-7983


                                TABLE OF CONTENTS




                                                                            PAGE
                                                                            ----
Investment Objectives and Policies . . . . . . . . . . . . . . . . . . .      2
Purchase of Shares . . . . . . . . . . . . . . . . . . . . . . . . . . .      4
Redemption of Shares . . . . . . . . . . . . . . . . . . . . . . . . . .      4
Shareholder Services . . . . . . . . . . . . . . . . . . . . . . . . . .      5
Investment Limitations . . . . . . . . . . . . . . . . . . . . . . . . .      6
Management of the Fund . . . . . . . . . . . . . . . . . . . . . . . . .      6
Investment Adviser . . . . . . . . . . . . . . . . . . . . . . . . . . .      7
Service and Distribution Plans . . . . . . . . . . . . . . . . . . . . .      8
Portfolio Transactions . . . . . . . . . . . . . . . . . . . . . . . . .     10
Administrative Services. . . . . . . . . . . . . . . . . . . . . . . . .     10
Performance Calculations . . . . . . . . . . . . . . . . . . . . . . . .     10
General Information. . . . . . . . . . . . . . . . . . . . . . . . . . .     14
Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . . .     15
Appendix - Description of Securities and Ratings . . . . . . . . . . . .    A-1

                       INVESTMENT OBJECTIVES AND POLICIES

     The following policies supplement the investment objectives and policies of the Sterling Partners' Portfolios as set forth in the Fund's Sterling Partners'
Prospectuses:

FUTURES CONTRACTS

     Each Portfolio may enter into futures contracts, options, and options on futures contracts for the purpose of remaining fully invested and reducing transactions costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government agency.

     Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

     Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

     Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from a fluctuation in interest rates. Each Portfolio intends to use futures contracts only for hedging purposes.

     Regulations of the CFTC applicable to the Fund require that all of its futures transactions constitute bonafide hedging transactions or that the Fund's commodity futures and option positions be for other purposes, to the extent that the aggregate initial margins and premiums required to establish such non-hedging positions do not exceed five percent of the liquidation value of a Portfolio. A Portfolio will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, each Portfolio expects that approximately 75% of its futures contract purchases will be "completed;" that is, equivalent amounts of related securities will have been purchased or are being purchased by the Portfolio upon sale of open futures contracts.

     Although techniques other than the sale and purchase of futures contracts could be used to control a Portfolio's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While a Portfolio will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS

     A Portfolio will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of its total assets. In addition, a Portfolio will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 20% of its total assets.

RISK FACTORS IN FUTURES TRANSACTIONS

     A Portfolio will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Portfolio has insufficient cash, it may have to sell Portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Portfolio may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the Portfolio's ability to effectively hedge.

     The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contracts would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies of each Portfolio are engaged in only for hedging purposes, the Adviser does not believe that the Portfolios are subject to the risks of loss frequently associated with futures transactions. A Portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

     Utilization of futures transactions by a Portfolio does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the Portfolio securities being hedged. It is also possible that the Portfolio could lose money on futures contracts and also experience a decline in value of Portfolio securities. There is also the risk of loss by the Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has an open position in a futures contract or related option.

     Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days, with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

FEDERAL TAX TREATMENT OF FUTURES CONTRACTS

     Except for transactions a Portfolio has identified as hedging transactions, the Portfolio is required for Federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on regulated futures contracts as of the end of the year, as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Furthermore, sales of futures contracts which are intended to hedge against a change in the value of securities held by the Portfolio may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

     In order for a Portfolio to continue to qualify for Federal income tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), at least 90% of its gross income for a taxable year must be derived from qualifying income: i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income derived with respect to its business of investing in such securities or currencies. In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of a Portfolio's annual gross income. It is anticipated that any net gain realized from the closing out of futures contracts will be considered a gain from the sale of securities and therefore will be qualifying income for purposes of the 90% requirement. In order to avoid realizing excessive gains on securities held for less than three months, a Portfolio may be required to defer the closing out of futures contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on futures contracts, which have been open for less than three months as of the end of a Portfolio's fiscal year and which are recognized for tax purposes, will not be considered gains on securities held for less than three months for the purposes of the 30% test.

     Each Portfolio will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes (including unrealized gains at the end of the Portfolio's fiscal year) on futures transactions. Such distributions will be combined with distributions of capital gains realized on the Portfolio's other investments and shareholders will be advised on the nature of the payments.

                               PURCHASE OF SHARES

     Both classes of shares of the Portfolios may be purchased without a sales commission at the net asset value per share next determined after an order is received in proper form by the Fund and payment is received by the Fund's Custodian. The minimum initial investment required is $100,000 with certain exceptions as may be determined from time to time by officers of the Fund. An order received in proper form prior to the 4:00 p.m. close of the New York Stock Exchange ("Exchange") will be executed at the price computed on the date of receipt; and an order received not in proper form or after the 4:00 p.m. close of the Exchange will be executed at the price computed on the next day the Exchange is open after proper receipt. The Exchange will be closed on the following days: Good Friday, April 14, 1995; Memorial Day, May 29, 1995; Independence Day, July 4, 1995; Labor Day, September 4, 1995; Thanksgiving Day, November 23, 1995; Christmas Day, December 25, 1995; New Year's Day, January 1, 1996; and Presidents' Day, February 19, 1996.

     Each Portfolio reserves the right in its sole discretion (1) to suspend the offering of its shares, (2) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund, and (3) to reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of a Portfolio's shares.

                              REDEMPTION OF SHARES

     Each Portfolio may suspend redemption privileges or postpone the date of payment (1) during any period that both the Exchange and custodian bank are closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (2) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it, or to fairly determine the value of its assets, and (3) for such other periods as the Commission may permit. The Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Directors may deem advisable; however, payment will be made wholly in cash unless the Directors believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "Valuation of Shares" and a redeeming shareholder would normally incur brokerage expenses if these securities were converted to cash.

     No charge is made by any Portfolio for redemptions. Any redemption may be more or less than the shareholder's initial cost depending on the market value of the securities held by the Portfolio.

     SIGNATURE GUARANTEES - To protect your account, the Fund and the Administrator from fraud, signature guarantees are required for certain redemptions. The purpose of signature guarantees is to verify the identity of the person who has authorized a redemption from your account. Signature guarantees are required in connection with (1) all redemptions when the proceeds are to be paid to someone other than the registered owner(s) and/or registered address; or (2) share transfer requests.

     Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A complete definition of eligible guarantor institutions is available from the Administrator. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program.

     The signature guarantee must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

                              SHAREHOLDER SERVICES

     The following supplements the information set forth under "Shareholder Services" in the Sterling Partners' Prospectuses:

EXCHANGE PRIVILEGE

     Institutional Class Shares of each Sterling Portfolio may be exchanged for Institutional Class Shares of the other Sterling Portfolios and Service Class Shares of each Sterling Portfolio may be exchanged for Service Class Shares of the other Sterling Portfolios. In addition, Institutional Class Shares of each Sterling Portfolio may be exchanged for any other Institutional Class Shares of a Portfolio included in The Regis Family of Funds which is comprised of the Fund and The Regis Fund II. (See the list of Portfolios of The Regis Family of Funds
- Institutional Class Shares at the end of the Sterling Portfolios - Institutional Class Shares Prospectus.) Service Class Shares of each Sterling Portfolio may be exchanged for any other Service Class Shares of a Portfolio included in The Regis Family of Funds which is comprised of the Fund and The Regis Fund II. (See the list of Portfolios of The Regis Family of Funds - Service Class Shares at the end of the Sterling Portfolios - Service Class Shares Prospectus.) Exchange requests should be made by calling the Fund (1-800-638-7983) or by writing to The Regis Fund, Inc., The Regis Service Center, c/o Mutual Funds Service Company, P.O. Box 2798, Boston, MA 02208-2798. The exchange privilege is only available with respect to Portfolios that are registered for sale in the shareholder's state of residence.

     Any such exchange will be based on the respective net asset values of the shares involved. There is no sales commission or charge of any kind. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. You may obtain a Prospectus for the Portfolio(s) you are interested in by calling The Regis Service Center at 1-800-638-7983.

     Exchange requests may be made either by mail or telephone. Telephone exchanges will be accepted only if the certificates for the shares to be exchanged are held by the Fund for the account of the shareholder and the registration of the two accounts will be identical. Requests for exchanges received prior to 4:00 p.m. (Eastern Time) will be processed as of the close of business on the same day. Requests received after these times will be processed on the next business day. Neither the Fund nor the Administrator will be responsible for the authenticity of the exchange instructions received by telephone. Exchanges may also be subject to limitations as to amounts or frequency and to other restrictions established by the Board of Directors to assure that such exchanges do not disadvantage the Fund and its shareholders.

     For Federal income tax purposes an exchange between Portfolios is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Fund's, an exchange between series of a Fund was also deemed to be a taxable event. It is likely, therefore, that a capital gain or loss would be realized on an exchange between Portfolios; you may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.

TRANSFER OF SHARES

     Shareholders may transfer shares to another person by making a written request to the Fund. The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered owners and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Redemption of Shares." As in the case of redemptions, the written request must be received in good order before any transfer can be made.

                             INVESTMENT LIMITATIONS

     Each Sterling Partners' Portfolio is subject to the following restrictions which are fundamental policies and may not be changed without the approval of the lesser of: (1) at least 67% of the voting securities of the Portfolio present at a meeting if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Portfolio. Each Sterling Partners' Portfolio will not:

     (1)   invest in commodities;

     (2) purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate;

     (3)  purchase on margin or sell short;

     (4) purchase or retain securities of an issuer if those Officers and Directors of the Fund or its investment adviser owning more than 1/2 of 1% of such securities together own more than 5% of such securities;


     (5) underwrite the securities of other issuers or invest more than an aggregate of 10% of the assets of the Portfolio, determined at the time of investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets, including repurchase agreements having maturities of more than seven days;

     (6) invest for the purpose of exercising control over management of any company;

     (7) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or instruments issued by U.S. banks when the Portfolio adopts a temporary defensive position; and

     (8) write or acquire options or interests in oil, gas or other mineral exploration or development programs.

                             MANAGEMENT OF THE FUND

OFFICERS AND DIRECTORS

     The Fund's officers, under the supervision of the Board of Directors, manage the day-to-day operations of the Fund. The Directors set broad policies for the Fund and choose its officers. A list of the Directors and officers of the Fund and a brief statement of their present positions and principal occupations during the past 5 years is set forth in the Sterling Partners' Prospectus. As of January 31, 1995, the Directors and officers of the Fund owned less than 1% of the Fund's outstanding shares.

REMUNERATION OF DIRECTORS AND OFFICERS

     The Fund pays each Director, who is not also an officer or affiliated person, a $150 quarterly retainer fee per active Portfolio which currently amounts to $4,350 per quarter. In addition, each unaffiliated Director receives a $2,000 meeting fee which is aggregated for all of the Directors and allocated proportionately among the Portfolios of the Fund and The Regis Fund II as well as the AEW Commercial Mortgage Securities Fund, Inc. and reimbursement for travel and other expenses incurred while attending Board meetings. Directors who are also officers or affiliated persons receive no remuneration for their service as Directors. The Fund's officers and employees are paid by either the Adviser, United Asset Management Corporation ("UAM"), or the Administrator and receive no compensation from the Fund.

PRINCIPAL HOLDERS OF SECURITIES

     As of January 31, 1995, the following persons or organizations held of record or beneficially 5% or more of the shares of a Portfolio, as noted.

     STERLING PARTNERS' BALANCED PORTFOLIO: Charles Porter, John W. Foster, M. John Bowen, Trustees McNair & Sanford, P.A. Profit Sharing Plan, Columbia, SC, 11.1%*; U.S. Trust Company of New York, Trustee IRA Rollover of Harry K. Daugherty, Charlotte, NC, 6.0%*; U.S. Trust Company of New York, Trustee Georgia Marble Co. Profit Sharing (MPP) Plan, New York, NY 6.0%*; U.S. Trust Company of New York, Trustee J.C. Steele & Sons, Inc. Retirement & Profit Sharing Plan, New York, NY, 5.5%*; U.S. Trust Company of New York, Trustee Employee Savings Plan & Trust of Bowers Fibers, Inc., New York, NY, 5.5%*; and Nationsbank, NC, Trustee Bovis Inc. Group Retirement Plan, Dallas, TX, 5.0%*.

     STERLING PARTNERS' EQUITY PORTFOLIO: U.S. Trust Company of New York, Trustee Georgia Marble Co. Profit Sharing (MPP) Plan, New York, NY 18%*; H. Keith Brunnemer, Jr. Michael Peeler Fund, Charlotte, NC, 11.2%; and U.S. Trust Company of New York, Trustee J.C. Steele & Sons, Inc. Retirement & Profit Sharing Plan, New York, NY, 6.8%*.

     STERLING PARTNERS' SHORT-TERM FIXED INCOME PORTFOLIO: U.S. Trust Company of New York, Trustee Princess House Inc. 401(k) Plan, New York, NY, 11.1%*; U.S. Trust Company of New York, Trustee J.C. Steele & Sons, Inc. Retirement & Profit Sharing Plan, New York, NY, 9.0%*; Independent Fiduciary Services, Custodian, Charlotte, NC, 6.5%*; J.C. Steele & Sons Working Capital, Statesville, NC, 5.8%; and Betty K. Love, Asheboro, NC, 5.4%.

     The persons or organizations owning 25% or more of the outstanding shares of a Portfolio may be presumed to "control" (as that term is defined in the Investment Company Act of 1940, as amended, (the "1940 Act") such Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of such Portfolio.

-----------
* Denotes shares held by a trustee or other fiduciary for which beneficial ownership is disclaimed or presumed disclaimed.

                               INVESTMENT ADVISER

CONTROL OF ADVISER

     Sterling Capital Management Company (the "Adviser") is a wholly-owned subsidiary of UAM, a holding company incorporated in Delaware in December 1980 for the purpose of acquiring and owning firms engaged primarily in institutional investment management. Since its first acquisition in August 1983, UAM has acquired or organized approximately 42 such wholly-owned affiliated firms (the "UAM Affiliated Firms"). UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients.

     Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to operate under their own firm name, with their own leadership and individual investment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them.

ADVISORY FEES

     As compensation for services rendered by the Adviser under the Investment Advisory Agreements, each Sterling Partners' Portfolio pays the Adviser an annual fee, in monthly installments, calculated by applying the following annual percentage rates to all of the Sterling Partners' Portfolios' average net assets for the month:

                                                                            RATE
                                                                            ----

     Sterling Partners' Balanced Portfolio . . . . . . . . . . . . . . .  0.75%
     Sterling Partners' Equity Portfolio . . . . . . . . . . . . . . . .  0.75%
     Sterling Partners' Short-Term Fixed Income Portfolio  . . . . . . .  0.50%

     For the fiscal years ended October 31, 1992, 1993 and 1994, Sterling Partners' Equity Portfolio paid advisory fees of approximately $0, $27,000 and $89,000, respectively. During these periods, the Adviser voluntarily waived advisory fees of approximately $36,000, $67,000 and $67,000, respectively.

     For the fiscal years ended October 31, 1992, 1993 and 1994, Sterling Partners' Balanced Portfolio paid advisory fees of approximately $222,000, $328,000 and $423,000, respectively.

     For the period from February 10, 1992 (commencement of operations) to October 31, 1992, and the fiscal years ended October 31, 1993 and 1994, Sterling Partners' Short-Term Fixed Income Portfolio paid advisory fees of approximately $0, $0 and $1,000, respectively. During these periods, the Adviser voluntarily waived advisory fees of approximately $25,000, $80,000 and $114,000, respectively.

                         SERVICE AND DISTRIBUTION PLANS

     As stated in the Portfolios' Service Class Shares Prospectus, RFI Distributors may enter into agreements with broker-dealers and other financial institutions ("Service Organizations"), pursuant to which they will provide administrative support services to Service Class shareholders who are their customers ("Customers") in consideration of such Fund's payment of 0.25% (on an annualized basis) of the average daily net asset value of the Service Class Shares held by the Service Organization for the benefit of its Customers. Such services include:

     (a) acting as the sole shareholder of record and nominee for beneficial owners;

     (b) maintaining account record for such beneficial owners of the Fund's shares;

     (c)  opening and closing accounts;

     (d) answering questions and handling correspondence from shareholders about their accounts;

     (e)  processing shareholder orders to purchase, redeem and exchange shares;

     (f) handling the transmission of funds representing the purchase price or redemption proceeds;

     (g) issuing confirmations for transactions in the Fund's shares by shareholders;

     (h) distributing current copies of prospectuses, statements of additional information and shareholder reports;

     (i) assisting customers in completing application forms, selecting dividend and other account options and opening any necessary custody accounts;

     (j) providing account maintenance and accounting support for all transactions; and

     (k) performing such additional shareholder services as may be agreed upon by the Fund and the Service Organization, provided that any such additional shareholder service must constitute a permissible non-banking activity in accordance with the then current regulations of, and interpretations thereof by, the Board of Governors of the Federal Reserve System, if applicable.

     Each agreement with a Service Organization is governed by a shareholder Service Plan (the "Service Plan") that has been adopted by the Fund's Board of Directors. Pursuant to the Service Plan, the Board of Directors reviews, at least quarterly, a written report of the amounts expended under each agreement with Service Organizations and the purposes for which the expenditures were made. In addition, arrangements with Service Organizations must be approved annually by a majority of the Fund's directors, including a majority of the directors who are not "interested persons" of the company as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements.

     The Board of Directors has approved the arrangements with Service Organizations based on information provided by the Fund's service contractors that there is a reasonable likelihood that the arrangements will benefit the Fund and its shareholders by affording the Fund greater flexibility in connection with the servicing of the accounts of the beneficial owners of its shares in an efficient manner. Any material amendment to a Fund's arrangements with Service Organizations must be approved by a majority of the Fund's Board of Directors (including a majority of the disinterested directors). So long as the arrangements with Service Organizations are in effect, the selection and nomination of the members of the Fund's Board of Directors who are not "interested persons" (as defined in the 1940 Act) of the Company will be committed to the discretion of such non-interested directors.

     Pursuant to Rule 12b-1 under the 1940 Act, the Fund has adopted a Distribution Plan for the Service Class Shares of the Fund (the "Distribution Plan"). The Distribution Plan permits the Fund to pay for certain distribution, promotional and related expenses involved in the marketing of only the Service Class Shares.

     The Distribution Plan permits the Service Class Shares, pursuant to the Distribution Agreement, to pay a monthly fee to the Distributor for its services and expenses in distributing and promoting sales of the Service Class Shares. These expenses include, among other things, preparing and distributing advertisements, sales literature and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, and paying distribution and maintenance fees to securities brokers and dealers who enter into agreements with the Distributor. In addition, the Service Class Shares may make payments directly to other unaffiliated parties, who either aid in the distribution of their shares or provide services to the Class.

     The maximum annual aggregate fee payable by the Fund under the Service and Distribution Plans (the "Plans"), is 0.75% of the Service Class Shares' average daily net assets for the year. The Fund's Board of Directors may reduce this amount at any time. Although the maximum fee payable under the 12b-1 Plan relating to the Service Class Shares is 0.75% of average daily net assets of such class, the Board of Directors has determined that the annual fee, payable on a monthly basis, under the Plans relating to the Service Class Shares, currently cannot exceed 0.50% of the average daily net assets represented by Service Class. While the current fee which will be payable under the Service Plan has been set at 0.25%, the Plan permits a full 0.75% on all assets to be paid at any time following appropriate Board approval.

     All of the distribution expenses incurred by the Distributor and others, such as broker/dealers, in excess of the amount paid by the Service Class Shares will be borne by such persons without any reimbursement from such classes. Subject to seeking best price and execution, the Fund may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plans. From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.

     The Plans, the Distribution Agreement and the form of dealer's and services agreements have all been approved by the Board of Directors of the Fund, including a majority of the directors who are not "interested persons" (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the Plan or any related agreements, by vote cast in person at a meeting duly called for the purpose of voting on the Plan and such Agreements. Continuation of the Plan, the Distribution Agreement and the related agreements must be approved annually by the Board of Directors in the same manner, as specified above. No Service Class Shares have been offered prior to the date of this Part B.

     Each year the directors must determine whether continuation of the Plans is in the best interest of the shareholders of Service Class Shares and that there is a reasonable likelihood of the Plans providing a benefit to the Class. The Plans, the Distribution Agreement and the related agreements with any broker-dealer or others relating to a Class may be terminated at any time without penalty by a majority of those directors who are not "interested persons" or by a majority vote of the outstanding voting securities of the Class. Any amendment materially increasing the maximum percentage payable under the Plans must likewise be approved by a majority vote of the relevant Class' outstanding voting securities, as well as by a majority vote of those directors who are not "interested persons." Also, any other material amendment to the Plans must be approved by a majority vote of the directors including a majority of the directors of the Fund having no interest in the Plans. In addition, in order for the Plans to remain effective, the selection and nomination of directors who are not "interested persons" of the Fund must be effected by the directors who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plans. Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board of Directors for their review. The NASD has adopted amendments to its Rules of Fair Practice relating to investment company sales charges. The Fund and the Distributor intend to operate in compliance with these rules.

                             PORTFOLIO TRANSACTIONS

     The Investment Advisory Agreements authorize the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Portfolios and direct the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Portfolios. In doing so, a Portfolio may pay higher commission rates than the lowest rate available when the Adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction. It is not the Fund's practice to allocate brokerage or effect principal transactions with dealers on the basis of sales of shares which may be made through broker-dealer firms. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend the Fund's Portfolios or who act as agents in the purchase of shares of the Portfolios for their clients. During the fiscal years ended October 31, 1992, 1993 and 1994, the entire Fund paid brokerage commissions of approximately $1,248,000, $1,592,000 and $2,402,000, respectively.

     Some securities considered for investment by the Portfolios may also be appropriate for other clients served by the Adviser. If purchases or sales of securities consistent with the investment policies of a Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Directors.

                             ADMINISTRATIVE SERVICES

     Effective January 20, 1992, Mutual Funds Service Company, an affiliate of United States Trust Company of New York, (the "Administrator") provides administrative, fund accounting, dividend disbursing and transfer agency services to the Fund under an Administration Agreement. Prior to January 20, 1992, administrative services were provided to the Fund by The Vanguard Group, ("Vanguard") under a similar agreement. For its services, the Fund paid Vanguard a monthly fee which on an annual basis equaled 0.20 of 1% of the first $200 million of the aggregate net assets of the Fund; 0.12 of 1% of the next $800 million of the aggregate net assets of the Fund; and 0.08 of 1% of the aggregate net assets of the Fund in excess of $1 billion. This fee was allocated based on the relative net assets of each Portfolio, provided, however, that the minimum annual fee equaled $50,000 for each active Portfolio. During the fiscal year ended October 31, 1992, administrative fees paid by the Sterling Partners' Equity Portfolio totaled $34,589 of which $10,686 was paid to Vanguard and $23,903 was paid to the Administrator. During the fiscal year ended October 31, 1992, administrative fees paid by Sterling Partners' Balanced Portfolio totaled $41,186 of which $10,686 was paid to Vanguard and $30,500 was paid to the Administrator. During the period February 10, 1992 (commencement of operations) to October 31, 1992, administrative fees paid by Sterling Partners' Short-Term Fixed Income Portfolio totaled $12,000 and were paid to the Administrator.

     During the fiscal year ended October 31, 1993, administrative services fees paid to the Administrator by the Sterling Partners' Equity Portfolio, Sterling Partners' Balanced Portfolio and Sterling Partners' Short-Term Fixed Income Portfolio totaled approximately $54,000, $60,000 and $40,000, respectively. The basis of the fees paid to the Administrator for the 1992 and 1993 fiscal years was as follows: the Fund paid a monthly fee for its services which on an annualized basis equaled 0.16 of 1% of the first $200 million of the aggregate net assets of the Fund; plus 0.12 of 1% of the next $800 million of the aggregate net assets of the Fund; plus 0.06 of 1% of the aggregate net assets in excess of $1 billion. The fees were allocated among the Portfolios on the basis of their relative assets and were subject to a graduated minimum fee schedule per Portfolio, which rose from $1,000 per month upon inception of a Portfolio to $50,000 annually after two years. During the fiscal year ended October 31, 1994, administrative services fees paid to the Administrator by the Sterling Partners' Equity, Balanced and Short-Term Fixed Income Portfolios totaled $66,000, $72,000 and $74,000, respectively. The services provided by the Administrator and the current fees payable to the Administrator are described in the Portfolios' Prospectus.

                            PERFORMANCE CALCULATIONS

PERFORMANCE

     Each Portfolio may from time to time quote various performance figures to illustrate each class of the Portfolio's past performance.

     Performance quotations by investment companies are subject to rules adopted by the Commission, which require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by each class of the Portfolio be accompanied by certain standardized performance information computed as required by the Commission. Current yield and average annual compounded total return quotations used by each class of the Portfolio are based on the standardized methods of computing performance mandated by the Commission. An explanation of those and other methods used by each class of the Portfolio to compute or express performance follows.

TOTAL RETURN

     The average annual total return of the Sterling Partners' Equity, Sterling Partners' Balanced and Sterling Partners' Short-Term Fixed Income Portfolios is determined by finding the average annual compounded rates of return over 1, 5, and 10 year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5, and 10 year period and the deduction of all applicable Fund expenses on an annual basis. Since Service Class Shares of the Sterling Portfolios bear additional service and distribution expenses, the average annual total return of the Service Class Shares of a Portfolio will generally be lower than that of the Institutional Class Shares of the same Portfolio.

     The average annual total rates of return for the Institutional Class Shares of the Sterling Portfolios from inception through the year ended October 31, 1994 and for the one-year period ended October 31, 1994 are as follows:


                                                               SINCE INCEPTION
                                              ONE YEAR ENDED  THROUGH YEAR ENDED
                                             OCTOBER 31, 1994  OCTOBER 31, 1994
                                             ----------------  ----------------
     Sterling Partners' Balanced Portfolio .       0.66%             7.10%
     Sterling Partners' Equity Portfolio . .       3.50%             9.01%
     Sterling Partners' Short-Term Fixed
      Income Portfolio . . . . . . . . . . .       1.16%             3.97%

     These figures were calculated according to the following formula:

     P (1 + T)  = ERV
              n
where:


     P  = a hypothetical initial payment of $1,000
     T  = average annual total return
     n  = number of years
   ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods at the end of the 1, 5, or 10 year periods (or fractional portion thereof).

     Service Class Shares of the Sterling Portfolios were not offered as of October 31, 1994. Accordingly, no total return figures are available.

YIELD

     Current yield reflects the income per share earned by a Portfolio's investments. Since Service Class Shares of the Sterling Partners' Short-Term Fixed Income Portfolio bear additional service and distribution expenses, the yield of the Service Class Shares of the Portfolio will generally be lower than that of the Institutional Class Shares of the same Portfolio.

     The current yield of the Sterling Partners' Short-Term Fixed Income Portfolio is determined by dividing the net investment income per share earned during a 30- day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period. The yield for the Sterling Partners' Short-Term Fixed Income Portfolio for the 30-day period ended October 31, 1994 was 6.15%.

     This figure was obtained using the following formula:

     Yield = 2[(a - b + 1)6 - 1]
                -----
                 cd

  where:


     a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive income distributions d = the maximum offering price per share on the last day of the period.

     Service Class Shares of the Sterling Partners' Short-Term Fixed Income Portfolio were not offered as of October 31, 1994. Accordingly, no yield figure is available.

COMPARISONS

     To help investors better evaluate how an investment in a Portfolio of the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. The following publications, indices and averages may be used:

     (a) Dow Jones Composite Average or its component averages - an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

     (b) Standard & Poor's 500 Stock Index or its component indices - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividend.

     (c) The New York Stock Exchange composite or component indices - unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

     (d) Wilshire 5000 Equity Index or its component indices - represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

     (e) Lipper - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measures total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestments of all distributions, exclusive of any applicable sales charges.

     (f) Morgan Stanley Capital International EAFE Index and World Index - respectively, arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East, and over 1,400 securities listed on the stock exchanges of these continents, including North America.

     (g) Goldman Sachs 100 Convertible Bond Index - currently includes 67 bonds and 33 preferred. The original list of names was generated by screening for convertible issues of 100 million or greater in market capitalization. The index is priced monthly.

     (h) Salomon Brothers GNMA Index - includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

     (i) Salomon Brothers High Grade Corporate Bond Index - consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

     (j) Salomon Brothers Broad Investment Grade Bond - is a market-weighted index that contains approximately 4,700 individually priced investment grade corporate bonds rated BBB or better.
            U.S. Treasury/agency issues and mortgage passthrough securities.

     (k) Lehman Brothers LONG-TERM Treasury Bond - is composed of all bonds covered by the Lehman Brothers Treasury Bond Index with maturities of 10 years or greater.

     (l) The Lehman Brothers 1-3 Year Government Bond Index - The Government Bond Index is made up of the Treasury Bond Index (all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues with maturities of one to three years) and the Agency Bond Index (all publicly issued debt of U.S. Government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. Government with maturities of one to three years). The Lehman Brothers Bond Indices include fixed rate debt issues rated investment grade or higher by Moody's Investors Service, Standard and Poor's Corporation, or Fitch Investors Service, in that order. All issues have at least one year to maturity and an outstanding par value of at least $100 million for U.S. Government issues and $50 million for all others.

     (m) The Salomon Brothers 3 Month T-Bill Average - The average return for all treasury bills for the previous three month period.

     (n) The Lehman Brothers Intermediate Government/Corporate Index is an unmanaged index composed of a combination of the Government and Corporate Bond Indices. All issues are investment grade (BBB) or higher, with maturities of one to ten years and an outstanding par value of at least $100 million for U.S. Government issues and $25 million for others. The Government Index includes public obligations of the U.S. Treasury, issues of Government agencies, and corporate debt backed by the U.S. Government. The Corporate Bond Index includes fixed-rate nonconvertible corporate debt. Also included are Yankee Bonds and nonconvertible debt issued by or guaranteed by foreign or international governments and agencies. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income.

     (o) Donoghue's Money Fund Average is an average of all major money market fund yields, published weekly for 7- and 30-day yields.

     (p) The Merrill Lynch 1-3 Year Treasury Index is an unmanaged index composed of all outstanding U.S. Treasury issues maturing within one to three years.

     (q) The Merrill Lynch 1-3 Year Corporate Index is an unmanaged index composed of all outstanding public issues with a quality rating BBB3
            - AAA maturing within one to three years.

     (r) NASDAQ Industrial Index - is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

     (s) Value Line - composed of over 1,600 stocks in the Value Line Investment Survey.

     (t) Russell 2000 - composed of the 2,000 smallest stocks in the Russell 3000, market value weighted index of the 3,000 largest
            U.S. publicly-traded companies.

     (u) Composite Indices - 70% Standard & Poor's 500 Stock Index and 30% NASDAQ Industrial Index; 35% Standard & Poor's 500 Stock Index and 65% Salomon Brothers High Grade Bond Index; all stocks on the NASDAQ system exclusive of those traded on an exchange, and 65% Standard & Poor's 500 Stock Index and 35% Salomon Brothers High Grade Bond Index.

     (v) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. - analyzes price, current yield, risk, total return and average rate of return (average compounded growth rate) over specified time periods for the mutual fund industry.

     (w) Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk and total return for equity funds.

     (x) Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Investor's Daily, Lipper Analytical Services, Inc., Morningstar, Inc., New York Times, Personal Investor, Wall Street Journal and Weisenberger Investment Companies Service - publications that rate fund performance over specified time periods.

     (y) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time in the price of goods and services in major expenditure groups.

     (z)    Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates
            - historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. Treasury bills and inflation.

     (aa) Savings and Loan Historical Interest Rates - as published by the U.S. Savings and Loan League Fact Book.

     (bb) Historical data supplied by the research departments of First Boston Corporation, the J.P. Morgan companies, Salomon Brothers, Merrill Lynch, Pierce, Fenner & Smith, Lehman Brothers, Inc. and Bloomberg L.P.

     In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of investments in the Fund's Portfolios, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its futures. In addition, there can be no assurance that the Fund will continue this performance as compared to such other averages.

                               GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

     The Fund was organized under the name "ICM Fund, Inc." as a Maryland corporation on October 11, 1988. On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." The Fund's principal executive office is located at 803 Cathedral Street, Baltimore, MD 21201; however, all investor correspondence should be directed to the Fund at The Regis Service Center, c/o Mutual Funds Service Company, P.O. Box 2798, Boston, MA 02208-2798. The Fund's Articles of Incorporation authorize the Directors to issue 3,000,000,000 shares of common stock, $.001 par value. The Board of Directors has the power to designate one or more series (Portfolios) or classes of common stock and to classify or reclassify any unissued shares with respect to such Portfolios, without further action by shareholders. Currently, the Fund is offering shares of 29 Portfolios. The Directors of the Fund may create additional Portfolios and classes of shares at a future date.

     Both classes of shares of each Portfolio of the Fund, when issued and paid for as provided for in the Prospectus, will be fully paid and nonassessable, have no preference as to conversion, exchange, dividends, retirement or other features and have no preemptive rights. The shares of the Fund have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of the Fund. Both Institutional Class and Service Class Shares represent an interest in the same assets of a Portfolio and are identical in all respects except that the Service Class Shares bear certain expenses related to shareholder servicing and the distribution of such shares, and have exclusive voting rights with respect to matters relating to such distribution expenditures.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

     The Fund's policy is to distribute substantially all of each Portfolio's net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains) taxes on it and the imposition of the Federal excise tax on undistributed income and capital gains (see discussion under "Dividends, Capital Gains Distributions and Taxes" in the Prospectus). The amounts of any income dividends or capital gains distributions cannot be predicted.

     Any dividend or distribution paid shortly after the purchase of shares of a Portfolio by an investor may have the effect of reducing the per share net asset value of that Portfolio by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes as set forth in the Prospectus.

     As set forth in the Prospectus, unless the shareholder elects otherwise in writing, all dividend and capital gains distributions are automatically received in additional shares of the Portfolios at net asset value (as of the business day following the record date). This will remain in effect until the Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected. An account statement is sent to shareholders whenever an income dividend or capital gains distribution is paid.

     Each Portfolio will be treated as a separate entity (and hence as a separate "regulated investment company") for Federal tax purposes. Any net capital gains recognized by a Portfolio will be distributed to its investors without need to offset (for Federal income tax purposes) such gains against any net capital losses of another Portfolio.

FEDERAL TAXES

     In order for each Portfolio to continue to qualify for Federal income tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income derived with respect to its business of investing in such securities or currencies. In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of the Portfolio's annual gross income.

     Each Portfolio will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes. Shareholders will be advised on the nature of the payments.

CODE OF ETHICS

     The Fund has adopted a Code of Ethics which restricts to a certain extent personal transactions by access persons of the Fund and imposes certain disclosure and reporting obligations.

                              FINANCIAL STATEMENTS

     The Financial Statements of the Institutional Class Shares of the Sterling Partners' Portfolios and the Financial Highlights for the respective periods presented, which appear in the Portfolios' 1994 Annual Report to Shareholders, and the reports thereon of Price Waterhouse LLP, independent accountants, also appearing therein, are incorporated by reference into this Statement of Additional Information. An Annual Report may be obtained, without charge, by writing the Fund or by calling The Regis Service Center at 1-800-638-7983.

                APPENDIX - DESCRIPTION OF SECURITIES AND RATINGS

I. DESCRIPTION OF BOND RATINGS

     Excerpts from Moody's Investors Service, Inc. ("Moody's") description of its highest bond ratings: Aaa - judged to be the best quality; carry the smallest degree of investment risk; Aa - judged to be of high quality by all standards; A - possess many favorable investment attributes and are to be considered as higher medium grade obligations; Baa - considered as lower medium grade obligations, i.e., they are neither highly protected nor poorly secured.

     Excerpts from Standard & Poor's Corporation ("S&P") description of its highest bond ratings: AAA - highest grade obligations; possess the ultimate degree of protection as to principal and interest; AA - also qualify as high grade obligations, and in the majority of instances differs from AAA issues only in small degree; A - regarded as upper medium grade; have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe; BBB
- regarded as borderline between definitely sound obligations and those where the speculative element begins to predominate; this group is the lowest which qualifies for commercial bank investment.

II. DESCRIPTION OF U.S. GOVERNMENT SECURITIES

     The term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government.

     U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by Federal agencies and U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States.

     In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as the Government National Mortgage Association are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the U.S. Treasury, if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and Federal National Mortgage Association, is not guaranteed by the United States, but those institutions are protected by the discretionary authority of the U.S. Treasury to purchase certain amounts of their securities to assist the institution in meeting its debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the Federal Home Loan Mortgage Corporation, are federally chartered institutions under Government supervision, but their debt securities are backed only by the credit worthiness of those institutions, not the U.S. Government.

     Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home
Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority.

III. COMMERCIAL PAPER

     A Portfolio may invest in commercial paper (including variable amount master demand notes) rated A-1 or better by S&P or Prime-1 by Moody's, or, if unrated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangement between the issuer and a commercial bank acting as agent for the payees of such notes, whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Because variable amount master demand notes are direct lending arrangements between a lender and a borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with the Portfolio's investment in variable amount master demand notes, the Adviser's investment management staff will monitor, on an ongoing basis, the earning power, cash flow and other liquidity ratios of the issuer, and the borrower's ability to pay principal and interest on demand.

     Commercial paper rated A-1 by S&P has the following characteristics:
(1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established and the issuer has a strong position within the industry; (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is A-1, A-2 or A-3. The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to completion and customer acceptance; (4) liquidity; (5) amount and quality of long term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer, and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

IV. BANK OBLIGATIONS

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations of commercial banks. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. As a result of these adjustments, the interest rate on these obligations may be increased or decreased periodically. Frequently, dealers selling variable rate certificates of deposit to a Portfolio will agree to repurchase such instruments, at the Portfolio's option, at par on or near the coupon dates. The dealers' obligations to repurchase these instruments are subject to conditions imposed by various dealers; such conditions typically are the continued credit standing of the issuer and the existence of reasonably orderly market conditions. The Portfolio is also able to sell variable rate certificates of deposit in the secondary market. Variable rate certificates of deposit normally carry a higher interest rate than comparable fixed rate certificates of deposit. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in the secondary markets prior to maturity.

                                    UAM FUNDS
                                 TS&W PORTFOLIOS
                           INSTITUTIONAL CLASS SHARES

                        SUPPLEMENT DATED JANUARY 22, 1996
                TO THE STATEMENT OF ADDITIONAL INFORMATION DATED
               FEBRUARY 28, 1995 AS SUPPLEMENTED OCTOBER 31, 1995

The following information supplements the "Investment Adviser" section:

                              TS&W EQUITY PORTFOLIO

PHILOSOPHY/STYLE:
TS&W's investment professionals work as a team in the development of investment strategy. The stock selection process combines an economic top-down approach with fundamental valuation analysis and market structure analysis. Through economic analysis, the Adviser attempts to assess which areas of the economy are expected to exhibit relative strength. Input for economic analysis is derived from a detailed analysis of the economy and from an analysis of historical corporate earnings trends, both prepared internally. Through fundamental valuation analysis, TS&W attempts to seek out sectors, industries and companies in the market which represent areas of undervaluation. Tools and measures utilized include a dividend discount model and relative value screens as well as other fundamental measures of value including price/earnings ratios, price to book ratios and dividend yields. TS&W attempts to purchase stocks of companies which should benefit from economic trends and which are attractively valued relative to their fundamentals and other companies in the market.

REPRESENTATIVE INSTITUTIONAL CLIENTS:
          *    Johnson & Higgins
          *    Cooper Tire & Rubber Co.
          *    Ames Co.
          *    James River Corporation
          *    Butterick Company

It is not known whether the listed clients approve or disapprove of the Adviser or the advisory services provided. The Adviser used objective criteria in compiling the client list, such as account size, geographic location and client classification. The Adviser did not use any performance based criteria.

                           TS&W FIXED INCOME PORTFOLIO

PHILOSOPHY/STYLE:
TS&W's investment professionals work as a team in the development of fixed income investment strategy. The decision making consists of an interactive economic top-down approach, valuation analysis, market structure analysis, and fundamental credit analysis. Economic analysis begins with an examination of monetary policy, fiscal policy, and gross domestic product. An internally generated outlook for the direction of interest rates is formulated, and the maturity/duration of portfolios will be established to reflect TS&W's outlook. Under normal market conditions, the maturity or duration will average within a plus or minus range of 20% to the benchmark, which is the Lehman Brothers Government/Corporate Index. Generally, duration is gradually adjusted as the outlook for interest rates changes. Valuation analysis examines market fundamentals and the relative pricing of maturities, sectors, and individual issues. Market structure analysis compares the present cycle of interest rates to historical cycles in terms of interest rates, supply and demand trends, and investor sentiment. Extreme variance from the norm which creates excessive risk or opportunity is often highlighted by this work, and portfolios are adjusted accordingly.

REPRESENTATIVE INSTITUTIONAL CLIENTS:
          *    Johnson & Higgins
          *    Cooper Tire & Rubber Co.
          *    Ames Co.
          *    James River Corporation
          *    Butterick Company

It is not known whether the listed clients approve or disapprove of the Adviser or the advisory services provided. The Adviser used objective criteria in compiling the client list, such as account size, geographic location and client classification. The Adviser did not use any performance based criteria.

                       TS&W INTERNATIONAL EQUITY PORTFOLIO

PHILOSOPHY/STYLE:
TS&W's investment professionals work as a team in the development of investment strategy. The stock selection process combines an economic top-down approach with valuation and fundamental analysis. Through economic analysis, TS&W studies broad economic and political trends and monitors the movement of interest rates and corporate earnings. Through valuation analysis, TS&W attempts to identify and evaluate pricing anomalies across national markets and within industry sectors. Tools and measures utilized include a dividend discount model and relative value screens as well as other traditional measures of value including price/earnings ratios, price to book ratios and dividend yields. Fundamental analysis is performed on industries and companies in order to verify their potential attractiveness for investment. TS&W attempts to purchase stocks of companies which should benefit from economic trends and which are attractively valued relative to their fundamentals and other companies in the market.

REPRESENTATIVE INSTITUTIONAL CLIENTS:
          *    Johnson & Higgins
          *    Cooper Tire & Rubber Co.
          *    Ames Co.
          *    James River Corporation
          *    Butterick Company

It is not known whether the listed clients approve or disapprove of the Adviser or the advisory services provided. The Adviser used objective criteria in compiling the client list, such as account size, geographic location and client classification. The Adviser did not use any performance based criteria.

                                     PART B
                              THE REGIS FUND, INC.
                                 TS&W PORTFOLIOS
                           INSTITUTIONAL CLASS SHARES
                       STATEMENT OF ADDITIONAL INFORMATION
                                FEBRUARY 28, 1995



     This Statement is not a Prospectus but should be read in conjunction with The Regis Fund, Inc.'s Prospectus relating to the TS&W Portfolios' Institutional Class Shares dated February 28, 1995. To obtain the Prospectus, please call The Regis Service Center:

                                 1-800-638-7983



                                TABLE OF CONTENTS




                                                                            PAGE
                                                                            ----
Investment Objectives and Policies . . . . . . . . . . . . . . . . . . .      1
Purchase of Shares . . . . . . . . . . . . . . . . . . . . . . . . . . .      4
Redemption of Shares . . . . . . . . . . . . . . . . . . . . . . . . . .      4
Shareholder Services . . . . . . . . . . . . . . . . . . . . . . . . . .      5
Investment Limitations . . . . . . . . . . . . . . . . . . . . . . . . .      6
Management of the Fund . . . . . . . . . . . . . . . . . . . . . . . . .      7
Investment Adviser . . . . . . . . . . . . . . . . . . . . . . . . . . .      7
Portfolio Transactions . . . . . . . . . . . . . . . . . . . . . . . . .      8
Administrative Services. . . . . . . . . . . . . . . . . . . . . . . . .      8
Performance Calculations . . . . . . . . . . . . . . . . . . . . . . . .      9
General Information. . . . . . . . . . . . . . . . . . . . . . . . . . .     11
Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . . .     12
Appendix _ Description of Securities and Ratings . . . . . . . . . . . .    A-1

                       INVESTMENT OBJECTIVES AND POLICIES

     The following policies supplement the investment objectives and policies of the TS&W Portfolios as set forth in the TS&W Prospectus:

SECURITIES LENDING

     Each Portfolio may lend its investment securities to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a Portfolio attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. Each Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, as amended, (the "1940 Act") or the rules and regulations or interpretations of the Securities and Exchange Commission (the "Commission") thereunder, which currently require that
(a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis),

(c) the loan be made subject to termination by the Portfolio at any time, and
(d) the Portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments), any distribution on the loaned securities and increase in their market value. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Directors.

     At the present time, the Staff of the Commission does not object if an investment company pays reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by the investment company's Directors. The Portfolios will continue to retain any voting rights with respect to the loaned securities. If a material event occurs affecting an investment on a loan, the loan must be called and the securities voted.

FUTURES CONTRACTS

     The TS&W International Equity Portfolio may enter into futures contracts for the purposes of hedging, remaining fully invested and reducing transactions costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government Agency.

     Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

     Futures traders are required to make a good faith margin deposit in cash or acceptable securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The TS&W International Equity Portfolio expects to earn interest income on its margin deposits.

     Traders in futures contracts may be broadly classified as either "hedgers" or "speculators". Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade and use futures contracts with the expectation of realizing profits from a fluctuation in interest rates. The TS&W International Equity Portfolio intends to use futures contracts only for hedging purposes.

     Regulations of the CFTC applicable to the Fund require that all of its futures transactions constitute bonafide hedging transactions or that the Fund's commodity futures and option positions be for other purposes, to the extent that the aggregate initial margins and premiums required to establish such non-hedging positions do not exceed five percent of the liquidation value of the Portfolio. The TS&W International Equity Portfolio will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, the Portfolio expects that approximately 75% of its futures contracts purchases will be "completed", that is, equivalent amounts of related securities will have been purchased or are being purchased by the Portfolio upon sale of open futures contracts.

     Although techniques other than the sale and purchase of futures contracts could be used to control the TS&W International Equity Portfolio's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Portfolio will incur commission expenses in both opening and closing out future positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS

     The TS&W International Equity Portfolio will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of its total assets. In addition, the Portfolio will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 5% of its total assets.

RISK FACTORS IN FUTURES TRANSACTIONS

     The TS&W International Equity Portfolio will minimize the risk that it will be unable to close out a futures position by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the TS&W International Equity Portfolio would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Portfolio has insufficient cash, it may have to sell securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Portfolio may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close futures positions also could have an adverse impact on the Portfolio's ability to effectively hedge.

     The risk of loss in trading futures contracts in some strategies can be substantial due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in excess of the amount invested in the contract. However, because the futures strategies of the TS&W International Equity Portfolio are engaged in only for hedging purposes, the Adviser does not believe that the Portfolio is subject to the risks of loss frequently associated with futures transactions. The Portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

     Utilization of futures transactions by the TS&W International Equity Portfolio does involve the risk of imperfect or no correlation where the securities underlying the futures contracts have different maturities than the portfolio securities being hedged. It is also possible that the Portfolio could lose money on futures contracts and also experience a decline in value of portfolio securities. There is also the risk of loss by the Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has an open position in a futures contract or related option.

     Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days, with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

FEDERAL TAX TREATMENT OF FUTURES CONTRACTS

     Except for transactions the TS&W International Equity Portfolio has identified as hedging transactions, the Portfolio is required for Federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on regulated futures contracts as of the end of the year as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss without regard to the holding period of the contract. Furthermore, sales of futures contracts which are intended to hedge against a change in the value of securities held by the Portfolio may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

     In order for the TS&W International Equity Portfolio to continue to qualify for Federal income tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities and gains from the sale of securities of foreign currencies or other income derived with respect to its business investing in such securities or currencies. In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of a Portfolio's annual gross income. It is anticipated that any net gain realized from the closing out of futures contracts will be considered a gain from the sale of securities and, therefore, will be qualifying income for purposes of the 90% requirement. In order to avoid realizing excessive gains on securities held for less than three months, the Portfolio may be required to defer the closing out of futures contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on futures contracts which have been open for less than three months as of the end of the Portfolio's fiscal year, and which are recognized for tax purposes, will not be considered gains on securities held for less than three months for the purposes of the 30% test.

     The TS&W International Equity Portfolio will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes (including unrealized gains at the end of the Portfolio's fiscal year) on futures transactions. Such distribution will be combined with distributions of capital gains realized on the Portfolio's other investments, and shareholders will be advised on the nature of the payment.

OPTIONS

     The TS&W International Equity Portfolio may purchase and sell put and call options on futures contracts for hedging purposes. Investments in options involve some of the same considerations that are involved in connection with investments in futures contracts (e.g., the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying security or contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract on which it is based or the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract or securities.

                               PURCHASE OF SHARES

     Shares of each Portfolio may be purchased without a sales commission at the net asset value per share next determined after an order is received in proper form by the Fund, and payment is received by the Fund's Custodian. The minimum initial investment required is $100,000 with certain exceptions for select customers of the Adviser and Directors, officers and employees of the Fund and the Adviser. An order received in proper form prior to the 4:00 p.m. close of the New York Stock Exchange (the "Exchange") will be executed at the price computed on the date of receipt; and an order received not in proper form or after the 4:00 p.m. close of the Exchange will be executed at the price computed on the next day the Exchange is open after proper receipt. The Exchange will be closed on the following days: Good Friday, April 14, 1995; Memorial Day, May 29, 1995; Independence Day, July 4, 1995; Labor Day, September 4, 1995; Thanksgiving Day, November 23, 1995; Christmas Day, December 25, 1995; New Year's Day, January 1, 1996; and Presidents' Day, February 19, 1996.

     Each Portfolio reserves the right in its sole discretion (1) to suspend the offering of its shares, (2) to reject purchase orders when in the judgement of management such rejection is in the best interests of the Fund, and (3) to reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of a Portfolio's shares.

                              REDEMPTION OF SHARES

     Each Portfolio may suspend redemption privileges or postpone the date of payment (1) during any period that both the Exchange and custodian bank are closed or trading on the Exchange is restricted as determined by the Commission,
(2) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it or to fairly determine the value of its assets, and (3) for such other periods as the Commission may permit. The Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid, in whole or in part, in investment securities or in cash as the Directors may deem advisable; however, payment will be made wholly in cash unless the Directors believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "Valuation of Shares", and a redeeming shareholder would normally incur brokerage expenses if these securities were converted to cash.

     No charge is made by the Portfolios for redemptions. Any redemption may be more or less than the shareholder's initial cost depending on the market value of the securities held by the Portfolios.

SIGNATURE GUARANTEES

     To protect your account, the Fund and Mutual Funds Service Company (the "Administrator") from fraud, signature guarantees are required for certain redemptions. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareowner(s) or the registered address or (2) share transfer requests. The purpose of signature guarantees is to verify the identity of the party who has authorized a redemption.

     Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A complete definition of eligible guarantor institution is available from the Administrator. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signatures guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program.

     The signature guarantee must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

                              SHAREHOLDER SERVICES

     The following supplements the information set forth under "Shareholder Services" in the Prospectus:

EXCHANGE PRIVILEGE

     Institutional Class Shares of each TS&W Portfolio may be exchanged for Institutional Class Shares of any other TS&W Portfolio. In addition, Institutional Class Shares of each TS&W Portfolio may be exchanged for any other Institutional Class Shares of a Portfolio included in The Regis Family of Funds which is comprised of the Fund and The Regis Fund II. (See the list of Portfolios of The Regis Family of Funds _ Institutional Class Shares in the Prospectus.) Exchange requests should be made by calling the Fund (1-800-638-7983) or by writing to The Regis Fund, Inc., The Regis Service Center, c/o Mutual Funds Service Company, P.O. Box 2798, Boston, MA 02208-2798. The exchange privilege is only available with respect to Portfolios that are registered for sale in the shareholder's state of residence.

     Any such exchange will be based on the respective net asset values of the shares involved. There is no sales commission or charge of any kind. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. You may obtain a Prospectus for the Portfolio(s) you are interested in by calling The Regis Service Center at 1-800-638-7983.

     Exchange requests may be made either by mail or telephone. Telephone exchanges will be accepted only if the certificates for the shares to be exchanged are held by the Fund for the account of the shareholder, and the registration of the two accounts will be identical. Requests for exchanges received prior to 4:00 p.m. Eastern Time will be processed as of the close of business on the same day. Requests received after 4:00 p.m. will be processed on the next business day. Neither the Fund nor the Administrator will be responsible for the authenticity of the exchange instructions received by telephone. Exchanges may also be subject to limitations as to amounts or frequency and to other restrictions established by the Fund's Board of Directors to assure that such exchanges do not disadvantage the Fund and its shareholders.


     For Federal income tax purposes an exchange between Funds is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Fund's, an exchange between series of a Fund was also deemed to be a taxable event. It is likely, therefore, that a capital gain or loss would be realized on an exchange between Portfolios. You may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.

                             INVESTMENT LIMITATIONS

     Each TS&W Portfolio is subject to the following restrictions which may be changed by the Fund's Board of Directors upon reasonable notice to shareholders. These restrictions supplement the investment objectives and policies set forth in the Prospectus. Each TS&W Portfolio will not:

     (1) invest in commodities except that the TS&W International Equity Portfolio may invest in futures contracts and options to the extent that not more than 5% of the Portfolio's assets is required as deposit to secure obligations under futures contracts and the entry into forward foreign currency exchange contracts is not and shall not be deemed to involve investing in commodities;

     (2) purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate;

     (3) make loans except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitation described in (10) below) which are publicly distributed, and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the Commission thereunder.

     (4)       purchase on margin or sell short except as specified in
               (1) above;

     (5) purchase more than 10% of any class of the outstanding voting securities of any issuer;

     (6) with respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in securities of any single issuer (other than obligations issued or guaranteed as to principal and interest by the government of the U.S. or any agency or instrumentality thereof);

     (7) purchase or retain securities of an issuer if those Officers and Directors of the Fund or its investment adviser owning more than 1/2 of 1% of such securities together own more than 5% of such securities;

     (8) borrow money, except from banks and as a temporary measure for extraordinary or emergency purposes, and then, in no event, in excess of 10% of the Portfolio's gross assets valued at the lower of market or cost, and a Portfolio may not purchase additional securities when borrowings exceed 5% of total gross assets;

     (9) pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value;

     (10) underwrite the securities of other issuers or invest more than an aggregate of 10% of the net assets of the Portfolio, determined at the time of investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets, including repurchase agreements having maturities of more than seven days;

     (11) invest for the purpose of exercising control over management of any company;

     (12) invest more than 5% of its assets at the time of purchase in the securities of companies that have (with predecessors) a continuous operating history of less than 3 years;

     (13) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of a Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or instruments issued by U.S. banks when a Portfolio adopts a temporary defensive position; and

     (14) write or acquire options or interests in oil, gas or other mineral exploration or development programs.

                             MANAGEMENT OF THE FUND



OFFICERS AND DIRECTORS

     The Fund's officers, under the supervision of the Board of Directors, manage the day-to-day operations of the Fund. The Directors set broad policies for the Fund and elect its officers. A list of the Directors and officers of the Fund and a brief statement of their present positions and principal occupations during the past 5 years is set forth in the TS&W Portfolios' Prospectus. As of January 31, 1995, the Directors and officers of the Fund owned less than 1% of the Fund's outstanding shares.

REMUNERATION OF DIRECTORS AND OFFICERS

     The Fund pays each Director, who is not also an officer or affiliated person, a $150 quarterly retainer fee per active Portfolio which currently amounts to $4,350 per quarter. In addition, each unaffiliated Director receives a $2,000 meeting fee which is aggregated for all of the Directors and allocated proportionately among the Portfolios of the Fund and The Regis Fund II as well as the AEW Commercial Mortgage Securities Fund, Inc. and reimbursement for travel and other expenses incurred while attending Board meetings. Directors who are also officers or affiliated persons receive no remuneration for their service as Directors. The Fund's officers and employees are paid by either the Adviser, United Asset Management Corporation ("UAM"), or the Administrator and receive no compensation from the Fund.

PRINCIPAL HOLDERS OF SECURITIES

     As of January 31, 1995, the following persons or organizations held of record or beneficially 5% or more of the shares of the Portfolio:

 TS&W INTERNATIONAL EQUITY PORTFOLIO: FICOR Corporation, C.A. Kraus, Manager, Employee Benefit Fisons Corporation, Rochester, NY, 6.1%; Riverside Health Care Foundation, Newport News, VA, 6.0%; The Kennedy Foundation, Corpus Christi, TX, 5.8%; and E. Morgan Massey, Richmond, VA, 5.4%.

 TS&W EQUITY PORTFOLIO: Larco/Reinvest, Richmond, VA, 14.1%; C.B. Fleet Thrift Plan, Lynchburg, VA, 6.1%; and Delta Oil Company Pension Fund, Petersburg, VA, 5.2%.

 TS&W FIXED INCOME PORTFOLIO: Nationsbank of Virginia, N.A., Trustee for C.B. Fleet Defined Benefit Pension Plan, Dallas, TX, 10.7%*; Larco/Reinvest, Richmond, VA, 7.0%; U.S. Trust Company of New York, Trustee for the IRA of Donald E. Chambers, MD, Norfolk, VA, 5.0%*; and Radiology Consultants of Lynchburg Group Trust, Lynchburg, VA, 5.0%.

     The persons or organizations owning 25% or more of the outstanding shares of a Portfolio may be presumed to control (as that term is defined in the 1940
Act) such Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of such Portfolio.

___________

* Denotes shares held by a trustee or other fiduciary for which beneficial ownership is disclaimed or presumed disclaimed.

                               INVESTMENT ADVISER

CONTROL OF ADVISER

     Thompson, Siegel & Walmsley, Inc. (the "Adviser") is a wholly-owned subsidiary of UAM, a holding company incorporated in Delaware in December 1980 for the purpose of acquiring and owning firms engaged primarily in institutional investment management. Since its first acquisition in August 1983, UAM has acquired or organized approximately 42 such wholly-owned affiliated firms (the "UAM Affiliated Firms"). UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients.

     Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to operate under their own firm name, with their own leadership and individual investment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them.

ADVISORY FEES

     As compensation for services rendered by the Adviser under the Investment Advisory Agreements, each TS&W Portfolio pays the Adviser an annual fee, in monthly installments, calculated by applying the following annual percentage rates to the TS&W Portfolios' average net assets for the month:




     TS&W Balanced Portfolio . . . . . . . . . . . . . .   0.75%
     TS&W Equity Portfolio . . . . . . . . . . . . . . .   0.75%
     TS&W Fixed Income Portfolio . . . . . . . . . . . .   0.45%
     TS&W Limited Volatility Portfolio . . . . . . . . .   0.45%
     TS&W International Equity Portfolio . . . . . . . .   1.00%

     For the period from July 17, 1992 (commencement of operations) to October 31, 1992, the TS&W Equity Portfolio and TS&W Fixed Income Portfolio paid no advisory fees. During this period the Adviser voluntarily waived advisory fees of approximately $6,000 for the TS&W Equity Portfolio and approximately $4,000 for the TS&W Fixed Income Portfolio. For the fiscal year ended
October 31, 1993, the TS&W Equity Portfolio, TS&W Fixed Income Portfolio and TS&W International Equity Portfolio paid advisory fees of approximately $144,000, $125,000 and $75,000, respectively. For the fiscal year ended
October 31, 1994, the TS&W Equity Portfolio, TS&W Fixed Income Portfolio and TS&W International Equity Portfolio paid advisory fees of approximately $262,000, $200,000 and $384,000, respectively. During the period from December 18, 1992 (commencement of operations) to October 31, 1993, the Adviser voluntarily waived advisory fees of approximately $33,000 for the TS&W International Equity Portfolio.

Effective November 1, 1994, the advisory fee changed for the TS&W Fixed Income Portfolio from an annual rate of 0.65% of average daily net assets to 0.45% of average daily net assets.

                             PORTFOLIO TRANSACTIONS

     The Investment Advisory Agreements authorize the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Fund's TS&W Portfolios and direct the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Portfolios. In doing so, a Portfolio may pay higher commission rates than the lowest rate available when the Adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction. It is not the Fund's practice to allocate brokerage or principal business on the basis of sales of shares which may be made through broker-dealer firms. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend the Fund's Portfolios or who act as agents in the purchase of shares of the Portfolios for their clients. During the fiscal years ended October 31, 1992, 1993 and 1994, the entire Fund paid brokerage commissions of approximately $1,248,000, $1,592,000 and $2,402,000, respectively.

     Some securities considered for investment by each of the Fund's Portfolios may also be appropriate for other clients served by the Adviser. If purchases or sales of securities consistent with the investment policies of a Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Directors.

                             ADMINISTRATIVE SERVICES

     Mutual Funds Service Company, an affiliate of United States Trust Company of New York, (the "Administrator") provides administrative, fund accounting, dividend disbursing and transfer agency services to the Fund under an Administration Agreement. For the period from July 17, 1992 (commencement of operations) to October 31, 1992, administrative fees paid by the TS&W Equity Portfolio and the TS&W Fixed Income Portfolio to the Administrator amounted to $3,000 for each Portfolio. For the fiscal year ended October 31, 1993, the TS&W Equity Portfolio and the TS&W Fixed Income Portfolio paid administrative fees of approximately $33,000 and $44,000, respectively. For the period from December 18, 1992 (commencement of operations) to October 31, 1993, the TS&W International Equity Portfolio paid administrative fees of approximately $22,000. For the fiscal year ended October 31, 1994, the TS&W Equity Portfolio, the TS&W Fixed Income Portfolio and the TS&W International Equity Portfolio paid administrative fees of approximately $65,000, $65,000 and $58,000, respectively. The basis of the fees paid to the Administrator for the 1992 and 1993 fiscal years was as follows: the Fund paid a monthly fee for its services which on an annualized basis equaled 0.16 of 1% of the first $200 million of the aggregate net assets of the Fund; plus 0.12 of 1% of the next $800 million of the aggregate net assets of the Fund; plus 0.06 of 1% of the aggregate net assets in excess of $1 billion. The fees were allocated among the Portfolios on the basis of their relative assets and were subject to a graduated minimum fee schedule per Portfolio, which rose from $1,000 per month upon inception of a Portfolio to $50,000 annually after two years. The services provided by the Administrator and the current fees payable to the Administrator are described in the Portfolios' Prospectus.

                            PERFORMANCE CALCULATIONS

PERFORMANCE

     The Portfolios may from time to time quote various performance figures to illustrate past performance.

     Performance quotations by investment companies are subject to rules adopted by the Commission, which require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the Commission. An explanation of those and other methods used to compute or express performance follows.

TOTAL RETURN

     The average annual total return of a Portfolio is determined by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5 and 10 year period and the deduction of all applicable Fund expenses on an annual basis. The average annual total rates of return for the TS&W Equity, TS&W Fixed Income and TS&W International Equity Portfolios from inception and for the one year period ended on the date of the Financial Statements included herein are 7.17%, 2.83% and 19.29% and 4.82%, -5.46% and 10.87%, respectively.

        These figures were calculated according to the following formula:

        P (1 + T)n = ERV

  where:


     P    = a hypothetical initial payment of $1,000
     T    = average annual total return
     n    = number of years
     ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods at the end of the 1, 5, or 10 year periods (or fractional portion thereof).

YIELD

     Current yield reflects the income per share earned by a Portfolio's investment.

     The current yield of a Portfolio is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period. The yield for the TS&W Fixed Income Portfolio for the 30-day period ended on the date of the Financial Statements included herein is 6.22%.

     This figure was obtained using the following formula:

          Yield = 2 [(   a - b + 1)6 - 1]
                         -----
          cd

  where:


     a    = dividends and interest earned during the period
     b    = expenses accrued for the period (net of reimbursements)
     c    = the average daily number of shares outstanding during the period that were entitled to receive income distributions
     d    = the maximum offering price per share on the last day of the period.

COMPARISONS

     To help investors better evaluate how an investment in a Portfolio of the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. The following publications, indices and averages may be used:

(a) Dow Jones Composite Average or its component averages _ an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

(b) Standard & Poor's 500 Stock Index or its component indices _ an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividend.

(c) The New York Stock Exchange composite or component indices _ unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

(d) Wilshire 5000 Equity index or its component indices _ represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

(e) Lipper _ Mutual Fund Performance Analysis and Lipper _ Fixed Income Fund Performance Analysis _ measure total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestments of all distributions, exclusive of any applicable sales charges.

(f) Morgan Stanley Capital International EAFE Index and World Index _ respectively, arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East, and over 1,400 securities listed on the stock exchanges of these continents, including North America.

(g) Goldman Sachs 100 Convertible Bond Index _ currently includes 67 bonds and 33 preferred. The original list of names was generated by screening for convertible issues of 100 million or greater in market capitalization. The index is priced monthly.

(h) Salomon Brothers GNMA Index _ includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

(i) Salomon Brothers High Grade Corporate Bond Index _ consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

(j) Salomon Brothers Broad Investment Grade Bond _ is a market-weighted index that contains approximately 4,700 individually priced investment grade corporate bonds rated BBB or better, U.S. Treasury/agency issues and mortgage pass through securities.

(k) Lehman Brothers LONG-TERM Treasury Bond _ is composed of all bonds covered by the Lehman Brothers Treasury Bond Index with maturities of 10 years or greater.

(l) The Lehman Brothers Government/Corporate Index is an unmanaged index composed of a combination of the Government and Corporate Bond Indices. The Government Index includes public obligations of the U.S. Treasury, issues of Government agencies, and corporate debt backed by the U.S. Government. The Corporate Bond Index includes fixed-rate nonconvertible corporate debt. Also included are Yankee Bonds and nonconvertible debt issued by or guaranteed by foreign or international governments and agencies. All issues are investment grade (BBB) or higher, with maturities of at least one year and outstanding par value of at least $100 million for U.S. Government issues and $25 million for others. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income.

(m) NASDAQ Industrial Index - is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

(n) Value Line _ composed of over 1,600 stocks in the Value Line Investment Survey.

(o) Russell 2000 _ composed of the 2,000 smallest stocks in the Russell 3000, a market value weighted index of the 3,000 largest U.S. publicly-traded companies.

(p) Composite indices _ 70% Standard & Poor's 500 Stock Index and 30% NASDAQ Industrial Index; 35% Standard & Poor's 500 Stock Index and 65% Salomon Brothers High Grade Bond Index; all stocks on the NASDAQ system exclusive of those traded on an exchange, and 65% Standard & Poor's 500 Stock Index and 35% Salomon Brothers High Grade Bond Index.

(q) CDA Mutual Fund Report published by CDA Investment Technologies, Inc. _ analyzes price, current yield, risk, total return and average rate of return (average compounded growth rate) over specified time periods for the mutual fund industry.

     (r) Mutual Fund Source Book published by Morningstar, Inc. _ analyzes price, yield, risk and total return for equity funds.

     (s) Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Wall Street Journal and Weisenberger Investment Companies Service _ publications that rate fund performance over specified time periods.

     (t) Consumer Price Index (or Cost of Living Index), published by the
     U.S. Bureau of Labor Statistics _ a statistical measure of change over time in the price of goods and services in major expenditure groups.

     (u) Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates _ historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. Treasury bills and inflation.

     (v) Savings and Loan Historical Interest Rates _ as published by the U.S. Savings & Loan League Fact Book.

     (w) Historical data supplied by the research departments of First Boston Corporation; the J.P. Morgan companies; Salomon Brothers; Merrill Lynch, Pierce, Fenner & Smith; Lehman Brothers, Inc.; and Bloomberg L.P.

     In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of investments in the Fund's Portfolios, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its performance. In addition, there can be no assurance that the Fund will continue this performance as compared to such other averages.

                               GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

     The Fund was organized under the name "ICM Fund, Inc." as a Maryland corporation on October 11, 1988. On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." The Fund's Articles of Incorporation, as amended, authorize the Directors to issue 3,000,000,000 shares of common stock, $.001 par value. The Board of Directors has the power to designate one or more series ("Portfolios") or classes of common stock and to classify or reclassify any unissued shares with respect to such Portfolios, without further action by shareholders. Currently, the Fund is offering shares of 29 Portfolios.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

     The Fund's policy is to distribute substantially all of each TS&W Portfolio's net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains) taxes on it and the imposition of the Federal excise tax on undistributed income and capital gains. (See discussion under "Dividends, Capital Gains Distributions and Taxes" in the Prospectus.) The amounts of any income dividends or capital gains distributions cannot be predicted.

     Any dividend or distribution paid shortly after the purchase of shares of a Portfolio by an investor may have the effect of reducing the per share net asset value of such Portfolio by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes as set forth in the Prospectus.

     As set forth in the Prospectus, unless the shareholder elects otherwise in writing, all dividend and capital gains distributions are automatically received in additional shares of the Portfolios at net asset value (as of the business day following the record date). This will remain in effect until the Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected. An account statement is sent to shareholders whenever an income dividend or capital gains distribution is paid.

     Each Portfolio of the Fund will be treated as a separate entity (and hence as a separate "regulated investment company") for Federal tax purposes. Any net capital gains recognized by a Portfolio will be distributed to its investors without need to offset (for Federal income tax purposes) such gains against any net capital losses of another Portfolio.

FEDERAL TAXES

     In order for each Portfolio to continue to qualify for Federal income tax treatment as a regulated investment company under the Code, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies or other income derived with respect to its business of investing in such securities or currencies. In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of the Portfolio's annual gross income.

     Each Portfolio will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes. Shareholders will be advised on the nature of the payments.

CODE OF ETHICS

     The Fund has adopted a Code of Ethics which restricts to a certain extent personal transactions by access persons of the Fund and imposes certain disclosure and reporting obligations.

                              FINANCIAL STATEMENTS

     The Financial Statements of the TS&W Portfolios which had operations for the fiscal period ended October 31, 1994 and the Financial Highlights for the respective periods presented, which appear in the Portfolios' 1994 Annual Report to Shareholders, and the reports thereon of Price Waterhouse LLP, independent accountants, also appearing therein, are incorporated by reference into this Statement of Additional Information. An Annual Report may be obtained, without charge, by writing the Fund or by calling The Regis Service Center at 1-800-638-7983.

                APPENDIX _ DESCRIPTION OF SECURITIES AND RATINGS

I. DESCRIPTION OF RATINGS FOR BOND AND PREFERRED SECURITIES

     Excerpts from Moody's Investors Service, Inc. ("Moody's") description of its highest bond ratings: AAA _ judged to be the best quality; carry the smallest degree of investment risk: AA _ judged to be of high quality by all standards; A _ possess many favorable investment attributes and are to be considered as higher medium grade obligations; BAA _ considered as lower medium grade obligations, i.e., they are neither highly protected nor poorly secured.

     Excerpts from Standard & Poor's Corporation ("S&P") description of its highest bond ratings: AAA _ highest grade obligations; possess the ultimate degree of protection as to principal and interest; AA _ also qualify as high grade obligations, and in the majority of instances differs from AAA issues only in small degree; A _ regarded as upper medium grade; have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe; BBB _ regarded as borderline between definitely sound obligations and those where the speculative element begins to predominate; this group is the lowest which qualifies for commercial bank investment.

II. DESCRIPTION OF MORTGAGE-BACKED SECURITIES

     Mortgage-backed securities represent an ownership interest in a pool of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. The mortgagor's monthly payments to his/her lending institution are "passed-through" to investors such as the TS&W Limited Volatility Portfolio. Most issuers or poolers provide guarantees of payments regardless of whether or not the mortgagor actually makes the payment. The guarantees made by issuers or poolers are supported by various forms of credit, collateral, guarantees or insurance, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private issuers can meet their obligations under the policies. Mortgage-backed securities issued by private issuers, whether or not such securities are subject to guarantees, may entail greater risk. If there is no guarantee provided by the issuer, mortgage-backed securities purchased by the TS&W Limited Volatility Portfolio will be rated investment grade by Moody's or S&P.

UNDERLYING MORTGAGES

     Pools consist of whole mortgage loans or participants in loans. The majority of these loans are made to purchasers of 1-4 family homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate, fixed-term mortgages, the TS&W Limited Volatility Portfolio may purchase pools of variable rate mortgages (VRM), growing equity mortgages (GEM), graduated payment mortgages (GPM) and other types where the principal and interest payment procedures vary. VRMs are mortgages which reset the mortgage's interest rate on pools of VRMs. GPM and GEM pools maintain constant interest rates with varying levels of principal repayment over the life of the mortgage. These different interest and principal payment procedures should not impact a Portfolio's net asset value since the prices at which these securities are valued each day will reflect the payment procedure.

     All poolers apply standards for qualification to local lending institutions which originate mortgages for the pools. Poolers also establish credit standards and underwriting criteria for individual mortgages included in the pools. In addition, many mortgages included in pools are insured through private mortgage insurance companies.

AVERAGE LIFE

     The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayment is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions.

     As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. For pools of fixed-rate 30-year mortgages, common industry practice is to assume that prepayments will result in a 12-year average life. Pools of mortgages with other maturities of different characteristics will have varying assumptions for average life.

RETURNS ON MORTGAGE-BACKED SECURITIES

     Yields on mortgage-backed pass-through securities are typically quoted on the maturity of the underlying instruments and the associated average life assumption. Actual prepayment experience may cause the yield to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment thus affecting the yields of the Portfolios. The compounding effect from reinvestment of monthly payments received by a Portfolio will increase its yield to shareholders compared to bonds that pay interest semiannually.

ABOUT MORTGAGE-BACKED SECURITIES

     Interests in pools of mortgage-backed securities differ from other forms of debt securities which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments resulting from the sale of the underlying residential property, refinancing or foreclosure net of fees or costs which may be incurred. Some mortgage-backed securities are described as "modified pass-through". These securities entitle the holders to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make the payment.

     Residential mortgage loans are pooled by the Federal Home Loan Mortgage Corporation (FHLMC). FHLMC is a corporate instrumentality of the U.S. Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PC's") which represent interests in mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal.

     The Federal National Mortgage Association (FNMA) is a government sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases residential mortgages from a list of approved seller/services which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA.

     The principal government guarantor of mortgage-backed securities is the Government National Mortgage Association (GNMA). GNMA is a wholly-owned
U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by approved institutions and backed by pools of FHA-insured or VA-guaranteed mortgages.

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees including individual loan, title, pool and hazard insurance purchased by the issuer. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers can meet their obligations under the policies. Mortgage-backed securities purchased for the TS&W Limited Volatility Portfolio will, however, be rated investment grade by Moody's or S&P.

     The TS&W Limited Volatility Portfolio expects that governmental or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payment may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage-backed securities are developed and offered to investors, the TS&W Limited Volatility Portfolio will, consistent with its investment objective and policies, consider making investments in such new types of securities.

III. DESCRIPTION OF U.S. GOVERNMENT SECURITIES

     The term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the United States Government and by various instrumentalities which have been established or sponsored by the United States Government.

     U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by Federal agencies and U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States.

     In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assess a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as GNMA, are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the U.S. Treasury, if needed, to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and Federal National Mortgage Association, is not guaranteed by the United States, but those institutions are protected by the discretionary authority of the U.S. Treasury to purchase certain amounts of their securities to assist the institution in meeting its debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the FHLMC, are federally chartered institutions under government supervision, but their debt securities are backed only by the credit worthiness of those institutions, not the U.S. Government.

     Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home
Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority.

IV. DESCRIPTION OF COMMERCIAL PAPER

     Each Portfolio may invest in commercial paper (including variable amount master demand notes) rated A-1 or better by S&P or Prime-1 by Moody's or by S&P. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangement between the issuer and a commercial bank acting as agent for the payees of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. As variable amount master demand notes are direct lending arrangements between a lender and a borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with the Portfolios' investment in variable amount master demand notes, the Adviser's investment management staff will monitor, on an ongoing basis, the earning power, cash flow and other liquidity ratios of the issuer and the borrower's ability to pay principal and interest on demand.

     Commercial paper rated A-1 by S&P has the following characteristics:
(1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established, and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is A-1, A-2 or A-3. The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and the appraisal of speculative-type risks which may be inherent in certain areas;
(3) evaluation of the issuer's products in relation to completion and customer acceptance; (4) liquidity; (5) amount and quality of long term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of issuer of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.


V. DESCRIPTION OF BANK OBLIGATIONS

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations of commercial banks. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. As a result of these adjustments, the interest rate on these obligations may increase or decrease periodically. Frequently, dealers selling variable rate certificates of deposit to the Portfolios will agree to repurchase such instruments, at a Portfolio's option, at par on or near the coupon dates. The dealers' obligations to repurchase these instruments are subject to conditions imposed by various dealers. Such conditions typically are the continued credit standing of the issuer and the existence of reasonably orderly market conditions. The Portfolios are also able to sell variable rate certificates of deposit in the secondary market. Variable rate certificates of deposit normally carry a higher interest rate than comparable fixed rate certificates of deposit. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction to finance the import, export, transfer or storage of goods. The borrower is liable for payment as well as the bank which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in the secondary markets prior to maturity.

VI. DESCRIPTION OF FOREIGN INVESTMENTS

     Investors should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies. Since the securities of foreign companies are frequently denominated in foreign currencies, the Fund's Portfolios may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

     As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and they may have policies that are not comparable to those of domestic companies, there may be less information available about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.

     Although the Fund will endeavor to achieve the most favorable execution costs in its Portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

     Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recoverable portion of foreign withholding taxes will reduce the income received from the companies comprising the Fund's Portfolios. However, these foreign withholding taxes are not expected to have a significant impact.